UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08326

MFS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Research Series

MFS® Variable Insurance Trust

ANNUAL REPORT

December 31, 2011

VFR-ANN

MFS® RESEARCH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE •

NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Research Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Apple, Inc.	4.9%
Exxon Mobil Corp.	2.3%
Google, Inc., “A”	2.3%
Danaher Corp.	2.2%
Pfizer, Inc.	2.0%
Philip Morris International, Inc.	2.0%
Oracle Corp.	1.9%
Target Corp.	1.8%
Occidental Petroleum Corp.	1.7%
Kraft Foods, Inc., “A”	1.7%

Global equity sectors (i)
Technology (s)	18.1%
Energy	15.9%
Capital Goods	14.7%
Financial Services	14.2%
Consumer Cyclicals	11.9%
Health Care	11.6%
Consumer Staples (s)	9.3%
Telecommunications/Cable Television	4.2%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(s)	Global equity sector includes securities sold short.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Research Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Research Series (the “fund”) provided a total return of –0.45%, while Service Class shares of the fund provided a total return of –0.69%. These compare with a return of 2.11% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Early in the period, the U.S. Federal Reserve (“the Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Stock selection in the health care sector detracted from performance relative to the S&P 500 Index. The fund’s holdings of life sciences supply company Thermo Fisher Scientific dampened relative returns. Although the company reported earnings in-line with expectations, it lowered its full-year guidance due to sluggishness in the academic/government market. Its share price underperformance also reflected concerns about the potential for a more significant slowdown in its European business.

Stock selection in the energy sector, also held back relative returns, led by the fund’s ownership in shares of poor-performing offshore drilling contractor Transocean (b). Additionally, holdings of oil and gas exploration and production company Apache weighed on relative performance. Apache’s shares underperformed, in part, due to its relatively high exposure in the Gulf of Mexico and lack of production guidance from management.

Security selection in the consumer staples sector was another negative factor for relative performance, led by the fund’s holdings of underperforming cosmetics and beauty supply company Avon Products (h). Lower-than-expected earnings, primarily attributable to declining organic revenue growth in North America, caused the stock to decline during the period.

Elsewhere, the fund’s holdings of poor-performing diversified mining company Teck Resources (b)(h) (Canada), project management provider Fluor, global automaker General Motors (b), investment banking firm Goldman Sachs, insurance company MetLife, and logistical service company Expeditors International of Washington were also among the top relative detractors for the reporting period. Shares of Teck Resources declined as the company trimmed its volume guidance, sighting the volatile market as the culprit.

Contributors to Performance

Individual stocks that benefited relative performance over the reporting period included the timing of the fund’s ownership in shares of weak-performing computer products and services provider Hewlett-Packard (h) and financial services firm Bank of America (h). The fund sold out of both positions early in the reporting period and, thus, avoided the majority of both stocks’ losses. Shares of Hewlett-Packard declined throughout the period as investor confidence of the weakening business appeared to have been further shaken by the board’s decision to fire CEO Leo Apotheker in September after only eleven months on the job and hiring former eBay CEO Meg Whitman to take his place. Additionally, the company had been plagued by slower growth in its PC division, internal problems in its services division, and a weaker balance sheet primarily from prior acquisitions.

The fund’s holdings of strong-performing global payments technology company Visa, industrial, medical, and specialty gases distributor Airgas, computer and personal electronics maker Apple, containers manufacturer Graham Packaging (b)(h), tobacco products manufacturer Reynolds American (h), and industrial goods and metal fabrication company Precision Castparts also strengthened relative returns. Shares of Visa increased throughout the period due to higher profits which spurred management to repurchase shares and increase the stock’s dividend. Shares of Graham Packaging rose during the period as the company was acquired by food and beverage packaging manufacturer Reynolds Group at a premium.

3

MFS Research Series

Management Review – continued

Additionally, not holding global automaker Ford Motor Company and precious metals company Freeport-McMoRan supported relative performance as both stocks underperformed the benchmark over the reporting period.

Respectfully,

Joseph MacDougall

Portfolio Manager

Note to Contract Owners: Katrina Mead is no longer a co-manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research Series

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/26/95	(0.45)%	1.73%	3.53%
Service Class	5/01/00	(0.69)%	1.48%	3.28%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		2.11%	(0.25)%	2.92%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.88%	$1,000.00	$948.66	$4.32
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
Service Class	Actual	1.13%	$1,000.00	$948.02	$5.55
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Expenses Impacting Table

Expense ratios include 0.02% of investment related expenses from short sale dividend and interest expenses.

6

MFS Research Series

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.7%
Aerospace – 2.2%
Honeywell International, Inc.	25,740	$1,398,969
Precision Castparts Corp.	9,430	1,553,970
United Technologies Corp.	14,140	1,033,493

		$3,986,432

Apparel Manufacturers – 1.3%
Li & Fung Ltd.	280,000	$518,425
NIKE, Inc., “B”	9,250	891,422
VF Corp.	7,980	1,013,380

		$2,423,227

Automotive – 0.9%
General Motors Co. (a)	37,430	$758,706
Johnson Controls, Inc.	28,330	885,596

		$1,644,302

Biotechnology – 1.2%
Celgene Corp. (a)	7,910	$534,716
Gilead Sciences, Inc. (a)	41,160	1,684,679

		$2,219,395

Broadcasting – 2.0%
News Corp., “A”	98,860	$1,763,662
Viacom, Inc., “B”	39,540	1,795,511

		$3,559,173

Brokerage & Asset Managers – 3.3%
Affiliated Managers Group, Inc. (a)	13,350	$1,280,932
Blackrock, Inc.	9,530	1,698,627
CME Group, Inc.	3,760	916,199
Evercore Partners, Inc.	36,940	983,343
Franklin Resources, Inc.	10,770	1,034,566

		$5,913,667

Business Services – 1.2%
Accenture PLC, “A”	25,830	$1,374,931
FleetCor Technologies, Inc. (a)	29,290	874,892

		$2,249,823

Cable TV – 1.6%
Comcast Corp., “Special A”	78,400	$1,847,104
DIRECTV, “A” (a)	13,410	573,412
Time Warner Cable, Inc.	8,840	561,959

		$2,982,475

Chemicals – 2.0%
3M Co.	30,800	$2,517,284
Celanese Corp.	23,240	1,028,835

		$3,546,119

Computer Software – 4.2%
Autodesk, Inc. (a)	35,100	$1,064,583
Check Point Software Technologies Ltd. (a)	19,480	1,023,479
Oracle Corp.	136,740	3,507,381
Red Hat, Inc. (a)	27,990	1,155,707

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
VeriSign, Inc.	24,080	$860,138

		$7,611,288

Computer Software – Systems – 6.8%
Apple, Inc. (a)	21,850	$8,849,250
EMC Corp. (a)	90,950	1,959,063
International Business Machines Corp.	8,530	1,568,496

		$12,376,809

Construction – 1.2%
Owens Corning (a)	42,840	$1,230,365
Stanley Black & Decker, Inc.	15,150	1,024,140

		$2,254,505

Consumer Products – 1.7%
Colgate-Palmolive Co.	14,280	$1,319,329
Procter & Gamble Co.	25,200	1,681,092

		$3,000,421

Electrical Equipment – 2.2%
Danaher Corp.	85,360	$4,015,334

Electronics – 1.9%
Altera Corp.	14,580	$540,918
ASML Holding N.V.	33,443	1,397,583
Hittite Microwave Corp. (a)	3,220	159,004
JDS Uniphase Corp. (a)	28,170	294,095
Microchip Technology, Inc.	28,740	1,052,746

		$3,444,346

Energy – Independent – 3.7%
Apache Corp.	15,010	$1,359,606
Cabot Oil & Gas Corp.	14,460	1,097,514
CONSOL Energy, Inc.	5,640	206,988
EQT Corp.	17,950	983,481
Occidental Petroleum Corp.	33,040	3,095,848

		$6,743,437

Energy – Integrated – 4.9%
Chevron Corp.	22,370	$2,380,168
Exxon Mobil Corp. (s)	49,050	4,157,478
Royal Dutch Shell PLC, ADR	31,840	2,327,186

		$8,864,832

Engineering – Construction – 0.8%
Fluor Corp.	28,960	$1,455,240

Food & Beverages – 5.4%
Bunge Ltd.	13,090	$748,748
Coca-Cola Enterprises, Inc.	39,370	1,014,959
General Mills, Inc.	34,320	1,386,871
Groupe Danone	20,732	1,303,250
Kraft Foods, Inc., “A”	80,370	3,002,623
Mead Johnson Nutrition Co., “A”	6,410	440,559
PepsiCo, Inc. (s)	28,850	1,914,197

		$9,811,207

7

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Drug Stores – 1.0%
CVS Caremark Corp.	43,210	$1,762,104

Gaming & Lodging – 0.1%
Sands China Ltd. (a)	57,600	$162,789

General Merchandise – 2.9%
Dollar General Corp. (a)	22,070	$907,960
Kohl’s Corp.	19,120	943,572
Target Corp.	65,170	3,338,007

		$5,189,539

Health Maintenance Organizations – 0.9%
Aetna, Inc.	39,110	$1,650,051

Insurance – 3.9%
ACE Ltd.	32,130	$2,252,956
Aon Corp.	30,450	1,425,060
Chubb Corp.	22,870	1,583,061
MetLife, Inc.	24,760	772,017
Prudential Financial, Inc.	19,340	969,321

		$7,002,415

Internet – 2.9%
eBay, Inc. (a)	37,170	$1,127,366
Google, Inc., “A” (a)	6,420	4,146,678

		$5,274,044

Machinery & Tools – 0.9%
Cummins, Inc.	10,710	$942,694
Joy Global, Inc.	10,460	784,186

		$1,726,880

Major Banks – 2.7%
Goldman Sachs Group, Inc.	13,570	$1,227,135
JPMorgan Chase & Co. (s)	87,550	2,911,038
PNC Financial Services Group, Inc.	12,840	740,483

		$4,878,656

Medical & Health Technology & Services – 1.3%
AmerisourceBergen Corp.	24,350	$905,576
Express Scripts, Inc. (a)	16,000	715,040
VCA Antech, Inc. (a)	34,680	684,930

		$2,305,546

Medical Equipment – 2.8%
Covidien PLC	34,930	$1,572,199
Masimo Corp. (a)	23,280	434,987
Medtronic, Inc.	26,420	1,010,565
St. Jude Medical, Inc.	23,690	812,567
Thermo Fisher Scientific, Inc. (a)	26,050	1,171,468

		$5,001,786

Natural Gas – Distribution – 0.6%
AGL Resources, Inc.	28,000	$1,183,280

Natural Gas – Pipeline – 0.4%
Kinder Morgan, Inc.	19,990	$643,078

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 1.3%
Acme Packet, Inc. (a)	10,550	$326,100
F5 Networks, Inc. (a)	9,530	1,011,324
Finisar Corp. (a)	19,430	325,355
Fortinet, Inc. (a)	31,200	680,472

		$2,343,251

Oil Services – 3.1%
Cameron International Corp. (a)	22,030	$1,083,656
Dresser-Rand Group, Inc. (a)	18,680	932,319
Halliburton Co.	34,910	1,204,744
Schlumberger Ltd.	22,980	1,569,764
Transocean, Inc.	20,240	777,014

		$5,567,497

Other Banks & Diversified Financials – 3.6%
Discover Financial Services	39,680	$952,320
Fifth Third Bancorp	79,940	1,016,837
Prosperity Bancshares, Inc.	22,780	919,173
Visa, Inc., “A”	25,950	2,634,703
Western Union Co.	51,480	940,025

		$6,463,058

Pharmaceuticals – 5.4%
Abbott Laboratories	31,200	$1,754,376
Johnson & Johnson	22,420	1,470,304
Merck & Co., Inc.	60,480	2,280,096
Pfizer, Inc.	163,940	3,547,662
Teva Pharmaceutical Industries Ltd., ADR	17,650	712,354

		$9,764,792

Pollution Control – 0.5%
Waste Connections, Inc.	29,970	$993,206

Precious Metals & Minerals – 0.3%
Goldcorp, Inc.	10,680	$472,590

Railroad & Shipping – 1.1%
Union Pacific Corp.	18,280	$1,936,583

Real Estate – 0.7%
Starwood Property Trust, Inc., REIT	64,090	$1,186,306

Restaurants – 0.9%
McDonald’s Corp.	9,500	$953,135
Starbucks Corp.	15,550	715,455

		$1,668,590

Specialty Chemicals – 1.5%
Airgas, Inc.	34,120	$2,664,090

Specialty Stores – 3.5%
Amazon.com, Inc. (a)	3,250	$562,575
Home Depot, Inc.	34,190	1,437,348
PetSmart, Inc.	29,230	1,499,207
Ross Stores, Inc.	25,680	1,220,570
Tractor Supply Co.	9,730	682,559
Urban Outfitters, Inc. (a)	35,410	975,900

		$6,378,159

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MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – 0.2%
SBA Communications Corp. (a)	9,550	$410,268

Telephone Services – 2.4%
American Tower Corp., “A” (a)	11,910	$714,719
AT&T, Inc.	71,800	2,171,232
CenturyLink, Inc.	11,830	440,076
Verizon Communications, Inc.	25,130	1,008,216

		$4,334,243

Tobacco – 2.7%
Lorillard, Inc.	12,280	$1,399,920
Philip Morris International, Inc.	45,100	3,539,448

		$4,939,368

Trucking – 1.0%
Expeditors International of Washington, Inc.	44,180	$1,809,613

Utilities – Electric Power – 2.6%
AES Corp. (a)	75,310	$891,670
American Electric Power Co., Inc.	23,340	964,175
CMS Energy Corp.	61,850	1,365,648
Edison International	33,960	1,405,944

		$4,627,437

Total Common Stocks (Identified Cost, $170,408,369)		$180,441,251

CONVERTIBLE PREFERRED STOCKS – 0.6%
Utilities – Electric Power – 0.6%
PPL Corp., 9.5% (Identified Cost, $1,030,366)	19,360	$1,080,869

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	63	$63

Total Investments (Identified Cost, $171,438,798)		$181,522,183

Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)
PUT OPTIONS WRITTEN – 0.0%
Red Hat, Inc. – January 2012 @ $39	(44)	$(2,332)
Amazon.com, Inc. – January 2012 @ $210	(23)	(84,870)

Total Put Options Written (Premium Received, $23,427)		$(87,202)

Issuer	Shares/Par

SECURITIES SOLD SHORT – (0.7)%
Computer Software – Systems – (0.2)%
Dell, Inc. (a)	(24,280)	$(355,216)

Food & Beverages – (0.5)%
Campbell Soup Co.	(28,930)	$(961,633)

Total Securities Sold Short (Proceeds Received, $1,257,789)		$(1,316,849)

OTHER ASSETS, LESS LIABILITIES – 0.4%		788,528

Net Assets – 100.0%		$180,906,660

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions. At December 31, 2011, the value of securities pledged amounted to $1,635,929.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $171,438,735)	$181,522,120
Underlying affiliated funds, at cost and value	63
Total investments, at value (identified cost, $171,438,798)	$181,522,183
Deposits with brokers	951,424
Receivables for
Fund shares sold	35,291
Interest and dividends	252,616
Other assets	2,449
Total assets		$182,763,963
Liabilities
Payable to custodian	$256,345
Payables for
Dividends on securities sold short	8,390
Securities sold short, at value (proceeds received, $1,257,789)	1,316,849
Fund shares reacquired	139,039
Written options outstanding, at value (premiums received, $23,427)	87,202
Payable to affiliates
Investment adviser	11,469
Shareholder servicing costs	248
Distribution and/or service fees	412
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	37,336
Total liabilities		$1,857,303
Net assets		$180,906,660
Net assets consist of
Paid-in capital	$204,648,993
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	9,960,538
Accumulated net realized gain (loss) on investments and foreign currency transactions	(35,174,902)
Undistributed net investment income	1,472,031
Net assets		$180,906,660
Shares of beneficial interest outstanding		9,637,832

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$160,891,792	8,565,718	$18.78
Service Class	20,014,868	1,072,114	18.67

See Notes to Financial Statements

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MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$3,211,300
Interest	24,026
Dividends from underlying affiliated funds	1,219
Foreign taxes withheld	(19,473)
Total investment income		$3,217,072
Expenses
Management fee	$1,443,534
Distribution and/or service fees	50,358
Shareholder servicing costs	22,029
Administrative services fee	38,215
Independent Trustees’ compensation	10,330
Custodian fee	34,319
Shareholder communications	44,282
Auditing fees	50,491
Legal fees	3,067
Dividend and interest expense on securities sold short	23,707
Miscellaneous	17,159
Total expenses		$1,737,491
Fees paid indirectly	(9)
Reduction of expenses by investment adviser	(827)
Net expenses		$1,736,655
Net investment income		$1,480,417
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$10,455,409
Written option transactions	69,578
Securities sold short	39,755
Foreign currency transactions	(7,232)
Net realized gain (loss) on investments and foreign currency transactions		$10,557,510
Change in unrealized appreciation (depreciation)
Investments	$(12,256,258)
Written options	(63,775)
Securities sold short	(1,359)
Translation of assets and liabilities in foreign currencies	(72)
Net unrealized gain (loss) on investments and foreign currency translation		$(12,321,464)
Net realized and unrealized gain (loss) on investments and foreign currency		$(1,763,954)
Change in net assets from operations		$(283,537)

See Notes to Financial Statements

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MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$1,480,417	$1,602,546
Net realized gain (loss) on investments and foreign currency transactions	10,557,510	14,848,081
Net unrealized gain (loss) on investments and foreign currency translation	(12,321,464)	11,656,177
Change in net assets from operations	$(283,537)	$28,106,804
Distributions declared to shareholders
From net investment income	$(1,601,688)	$(1,762,583)
Change in net assets from fund share transactions	$(19,927,763)	$(21,049,435)
Total change in net assets	$(21,812,988)	$5,294,786
Net assets
At beginning of period	202,719,648	197,424,862
At end of period (including undistributed net investment income of $1,472,031 and $1,600,534, respectively)	$180,906,660	$202,719,648

See Notes to Financial Statements

12

MFS Research Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.04	$16.57	$12.90	$20.28	$18.04
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.15	$0.15	$0.18	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(0.24)	2.47	3.72	(7.47)	2.28
Total from investment operations	$(0.09)	$2.62	$3.87	$(7.29)	$2.37
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.15)	$(0.20)	$(0.09)	$(0.13)
Net asset value, end of period (x)	$18.78	$19.04	$16.57	$12.90	$20.28
Total return (%) (k)(r)(s)(x)	(0.45)	15.90	30.54	(36.09)	13.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.89	0.90	0.88	0.88
Expenses after expense reductions (f)	0.88	0.89	0.90	0.88	0.88
Net investment income	0.79	0.86	1.05	1.04	0.46
Portfolio turnover	70	71	107	123	87
Net assets at end of period (000 omitted)	$160,892	$182,895	$180,229	$149,517	$281,339
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.86	0.89	0.90	N/A	N/A

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.93	$16.48	$12.82	$20.16	$17.94
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.10	$0.11	$0.13	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(0.24)	2.47	3.71	(7.42)	2.26
Total from investment operations	$(0.14)	$2.57	$3.82	$(7.29)	$2.31
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.12)	$(0.16)	$(0.05)	$(0.09)
Net asset value, end of period (x)	$18.67	$18.93	$16.48	$12.82	$20.16
Total return (%) (k)(r)(s)(x)	(0.69)	15.64	30.20	(36.25)	12.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.14	1.15	1.14	1.13
Expenses after expense reductions (f)	1.13	1.14	1.15	1.13	1.13
Net investment income	0.55	0.61	0.80	0.78	0.23
Portfolio turnover	70	71	107	123	87
Net assets at end of period (000 omitted)	$20,015	$19,825	$17,196	$12,951	$21,116
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.11	1.14	1.15	N/A	N/A

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have each been lower by approximately 0.82%. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Tyco International Ltd., the Initial Class and Service Class total returns for the year ended December 31, 2010 would have each been lower by approximately 0.60%.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Research Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the

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issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as written options. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$181,522,120	$—	$—	$181,522,120
Mutual Funds	63	—	—	63
Total Investments	$181,522,183	$—	$—	$181,522,183
Short Sales	$(1,316,849)	$—	$—	$(1,316,849)

Other Financial Instruments
Written Options	$(87,202)	$—	$—	$(87,202)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Written Equity Options	$—	$(87,202)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Investment Transactions (Purchased Options)	Written Options
Equity	$(88,042)	$69,578

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Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Written Options
Equity	$(63,775)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

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Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	3,696	188,356
Options closed	(915)	(72,154)
Options exercised	(219)	(19,721)
Options expired	(2,495)	(73,054)
Outstanding, end of period	67	$23,427

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2011, this expense amounted to $23,707. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

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Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$1,601,688	$1,762,583

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$171,524,910
Gross appreciation	19,171,245
Gross depreciation	(9,173,972)
Net unrealized appreciation (depreciation)	$9,997,273
Undistributed ordinary income	1,472,031
Capital loss carryforwards	(35,088,790)
Other temporary differences	(122,847)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(9,633,475)
12/31/17	(25,455,315)
Total	$(35,088,790)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

18

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Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$1,473,743	$1,635,301
Service Class	127,945	127,282
Total	$1,601,688	$1,762,583

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $20,851, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $1,178.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0199% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,717 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $827, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

19

MFS Research Series

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, short sales, and short-term obligations, aggregated $134,800,753 and $152,187,979, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,101,108	$20,631,224	973,297	$16,519,125
Service Class	194,431	3,679,825	169,991	2,837,140
	1,295,539	$24,311,049	1,143,288	$19,356,265
Shares issued to shareholders in reinvestment of distributions
Initial Class	82,194	$1,473,743	91,154	$1,635,301
Service Class	7,172	127,945	7,123	127,282
	89,366	$1,601,688	98,277	$1,762,583
Shares reacquired
Initial Class	(2,224,124)	$(42,513,132)	(2,337,513)	$(39,290,944)
Service Class	(177,010)	(3,327,368)	(173,170)	(2,877,339)
	(2,401,134)	$(45,840,500)	(2,510,683)	$(42,168,283)
Net change
Initial Class	(1,040,822)	$(20,408,165)	(1,273,062)	$(21,136,518)
Service Class	24,593	480,402	3,944	87,083
	(1,016,229)	$(19,927,763)	(1,269,118)	$(21,049,435)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $1,501 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,282,271	37,750,088	(39,032,296)	63

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,219	$63

20

MFS Research Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Research Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Series as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

21

MFS Research Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

22

MFS Research Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

23

MFS Research Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Joseph MacDougall

24

MFS Research Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

25

MFS Research Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’ advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

26

MFS Research Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS® Research International Series

MFS® Variable Insurance Trust

ANNUAL REPORT

December 31, 2011

VRI-ANN

MFS® RESEARCH INTERNATIONAL SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE •

NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Research International Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Royal Dutch Shell PLC, “A”	3.2%
Nestle S.A.	3.1%
Roche Holding AG	2.5%
Bayer AG	2.1%
Vodafone Group PLC	2.0%
Standard Chartered PLC	1.9%
Westpac Banking Corp.	1.9%
Groupe Danone	1.8%
BP PLC	1.8%
Rio Tinto Ltd.	1.7%

Global equity sectors
Capital Goods	23.9%
Financial Services	21.6%
Energy	13.4%
Health Care	9.9%
Consumer Staples	9.1%
Technology	7.8%
Consumer Cyclicals	7.3%
Telecommunications/Cable Television	6.3%

Issuer country weightings (x)
Japan	22.5%
United Kingdom	19.8%
Switzerland	10.4%
Germany	8.1%
France	7.7%
Australia	6.1%
Netherlands	5.3%
Hong Kong	3.3%
Brazil	2.3%
Other Countries	14.5%

Currency exposure weightings (y)
Euro	23.9%
Japanese Yen	22.4%
British Pound Sterling	19.8%
Swiss Franc	10.4%
Australian Dollar	6.1%
Hong Kong Dollar	5.0%
United States Dollar	2.6%
Brazilian Real	1.7%
Swedish Krona	1.7%
Other Currencies	6.4%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

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MFS Research International Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Research International Series (the “fund”) provided a total return of –10.88%, while Service Class shares of the fund provided a total return of –11.06%. These compare with a return of –11.73% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Contributors to Performance

Stock selection in the capital goods sector contributed to performance relative to the MSCI EAFE Index. Holdings of mining company Iluka Resources (Australia), which the benchmark did not hold until the middle of the reporting period, and parcel delivery services company Yamato Holdings (Japan) benefited relative results as both stocks outperformed the benchmark during the reporting period. Shares of Iluka Resources rose as the company implemented a price increase for zircon. Additionally, the company announced that it would be rationing its supply of both zircon and high titanium to customers. The timing of the fund’s ownership in shares of Australian mining giant BHP Billiton (h) was another positive factor for relative returns.

Stock selection in the consumer cyclicals sector also aided relative results. Holdings of convenience store chain Lawson (Japan) was among the fund’s top relative contributors for the reporting period. Shares of Lawson rose as the company benefited from increased cigarette sales, a recovery in same-store sales trends, an expansion in their customer base, and increased pricing on tobacco products in Japan.

Securities in other sectors that benefited relative performance included Hong Kong-based telecommunications services provider China Unicom (Hong Kong) Ltd. (b), pharmaceutical and diagnostic company Roche Holding (Switzerland), ophthalmic and anti-rheumatic pharmaceutical firm Santen Pharmaceutical (Japan), tobacco products company Japan Tobacco (Japan), and telecommunications company KDDI (Japan). Shares of Roche Holding appreciated following the European regulatory backing of Avastin, a breast cancer treatment drug, for broader use. The fund’s avoidance of Japanese electric power company Tokyo Electric Power also helped relative performance as the stock significantly underperformed the benchmark during the reporting period.

Detractors from Performance

Stock selection in the financial services sector detracted from relative performance during the reporting period. Holdings of financial services firms Erste Group Bank (h) (Austria) and Banco Santander (Brasil) (b)(h) (Brazil), banking and treasury management firm ICICI Bank (b) (India), and global banking group BNP Paribas (France) dampened relative returns. Shares of BNP fell on fears that the company, which holds Greek government debt on its balance sheet, may have to further write down its holdings. French financial firms, including BNP, have significant exposure to public and private debt in Greece, Italy, Portugal, and Spain.

Top relative detractors in other sectors included information technology products and electronics maker Acer (b)(h) (Taiwan), diversified mining company Teck Resources (b) (Canada), and Japanese copy machine manufacturer Konica Minolta Holdings. Shares of Konica Minolta were negatively impacted as management lowered guidance due to decreased printer and copier sales. Increased competition and intensified promotional efforts in the photocopier business were key drivers of poor earnings results. Additionally, along with other Japanese companies, shares fell immediately following the earthquake/tsunami in Japan. Not holding shares of pharmaceutical firm GlaxoSmithKline (United Kingdom), tobacco distributor British American Tobacco

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MFS Research International Series

Management Review – continued

(United Kingdom), and global consumer products provider Unilever (United Kingdom) also held back relative performance as all three stocks outperformed the benchmark during the reporting period.

The portfolio’s currency exposure was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Research International Series

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	4/29/05	(10.88)%	(3.43)%	3.71%
Service Class	4/29/05	(11.06)%	(3.66)%	3.44%

Comparative benchmarks
MSCI EAFE Index (f)		(11.73)%	(4.26)%	2.69%
MSCI All Country World (ex-US) Index (f)		(13.33)%	(2.48)%	4.54%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definitions

MSCI All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

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MFS Research International Series

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Research International Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	1.14%	$1,000.00	$836.75	$5.28
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
Service Class	Actual	1.39%	$1,000.00	$835.32	$6.43
	Hypothetical (h)	1.39%	$1,000.00	$1,018.20	$7.07

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MFS Research International Series

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 0.9%
Rolls-Royce Holdings PLC	91,858	$1,061,002

Alcoholic Beverages – 1.5%
Heineken N.V.	41,327	$1,907,879

Apparel Manufacturers – 1.6%
Li & Fung Ltd.	434,000	$803,559
LVMH Moet Hennessy Louis Vuitton S.A.	7,916	1,115,274

		$1,918,833

Automotive – 3.3%
Bayerische Motoren Werke AG	20,193	$1,350,007
DENSO Corp.	36,000	994,361
GKN PLC	211,924	598,860
Honda Motor Co. Ltd.	39,200	1,195,811

		$4,139,039

Broadcasting – 1.5%
Nippon Television Network Corp.	6,470	$990,212
Publicis Groupe S.A.	19,794	908,439

		$1,898,651

Brokerage & Asset Managers – 0.3%
Deutsche Boerse AG (a)	7,612	$399,098

Business Services – 2.3%
Cognizant Technology Solutions Corp., “A” (a)	10,340	$664,965
Compass Group PLC	54,230	513,472
Mitsubishi Corp.	49,400	998,012
Nomura Research, Inc.	30,600	691,750

		$2,868,199

Chemicals – 0.5%
Nufarm Ltd. (a)	141,397	$601,623

Computer Software – 0.8%
Dassault Systems S.A.	13,099	$1,049,923

Computer Software – Systems – 1.9%
Canon, Inc.	33,700	$1,493,010
Konica Minolta Holdings, Inc.	116,500	868,793

		$2,361,803

Conglomerates – 0.5%
Hutchison Whampoa Ltd.	75,000	$628,171

Consumer Products – 1.5%
Kimberly-Clark de Mexico S.A. de C.V., “A”	96,640	$521,195
Reckitt Benckiser Group PLC	27,858	1,372,796

		$1,893,991

Electrical Equipment – 3.0%
Legrand S.A.	11,837	$379,204
Schneider Electric S.A.	24,360	1,273,073
Siemens AG	21,965	2,101,982

		$3,754,259

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 1.7%
ASML Holding N.V.	11,920	$499,557
Samsung Electronics Co. Ltd.	691	634,616
Taiwan Semiconductor Manufacturing Co. Ltd.	411,174	1,029,327

		$2,163,500

Energy – Independent – 2.7%
Bankers Petroleum Ltd. (a)	64,020	$279,017
Cairn Energy PLC (a)	124,831	514,317
INPEX Corp.	284	1,789,528
Reliance Industries Ltd.	56,960	743,253

		$3,326,115

Energy – Integrated – 5.9%
BG Group PLC	56,814	$1,211,691
BP PLC	312,967	2,231,847
Royal Dutch Shell PLC, “A”	106,718	3,923,236

		$7,366,774

Engineering – Construction – 2.1%
JGC Corp.	61,000	$1,464,571
Keppel Corp. Ltd.	95,900	687,614
Outotec Oyj	10,389	486,359

		$2,638,544

Food & Beverages – 4.9%
Groupe Danone	36,031	$2,264,971
Nestle S.A.	66,129	3,796,652

		$6,061,623

Food & Drug Stores – 2.2%
Lawson, Inc.	23,000	$1,435,819
Tesco PLC	200,560	1,256,624

		$2,692,443

Gaming & Lodging – 0.6%
Sands China Ltd. (a)	279,200	$789,076

Insurance – 4.9%
AIA Group Ltd.	389,200	$1,215,216
Amlin PLC	13,698	66,557
Hiscox Ltd.	87,349	505,166
ING Groep N.V. (a)	141,527	1,008,554
QBE Insurance Group Ltd.	61,358	812,703
SNS REAAL Groep N.V. (a)	106,942	231,967
Sony Financial Holdings, Inc.	38,300	564,274
Swiss Re Ltd.	33,215	1,692,752

		$6,097,189

Machinery & Tools – 3.0%
Glory Ltd.	46,600	$1,003,199
Joy Global, Inc.	13,710	1,027,839
Schindler Holding AG	12,539	1,460,414

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MFS Research International Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – continued
Sinotruk Hong Kong Ltd.	437,500	$244,476

		$3,735,928

Major Banks – 12.2%
Barclays PLC	419,858	$1,137,383
BNP Paribas	28,024	1,100,797
Credit Suisse Group AG	35,206	827,208
HSBC Holdings PLC	200,073	1,518,797
Julius Baer Group Ltd.	22,471	873,942
Mitsubishi UFJ Financial Group, Inc.	280,300	1,190,829
National Australia Bank Ltd.	81,809	1,954,631
Standard Chartered PLC	110,727	2,410,805
Sumitomo Mitsui Financial Group, Inc.	65,300	1,818,932
Westpac Banking Corp.	113,080	2,313,165

		$15,146,489

Medical & Health Technology & Services – 2.5%
Diagnosticos da America S.A.	90,700	$753,706
Miraca Holdings, Inc.	38,000	1,513,187
Rhoen-Klinikum AG	41,904	798,328

		$3,065,221

Medical Equipment – 1.0%
Sonova Holding AG	6,821	$713,471
Synthes, Inc. (n)	2,989	500,330

		$1,213,801

Metals & Mining – 3.8%
Iluka Resources Ltd.	68,662	$1,088,526
Rio Tinto Ltd.	43,620	2,110,968
Steel Authority of India Ltd.	98,167	150,656
Sumitomo Metal Industries Ltd.	165,000	300,117
Teck Resources Ltd., “B”	31,748	1,119,088

		$4,769,355

Natural Gas – Distribution – 1.0%
Tokyo Gas Co. Ltd.	256,000	$1,177,394

Network & Telecom – 1.1%
Ericsson, Inc., “B”	133,437	$1,355,435

Oil Services – 0.9%
AMEC PLC	39,600	$555,599
Technip	6,370	595,359

		$1,150,958

Other Banks & Diversified Financials – 3.3%
Aeon Credit Service Co. Ltd.	55,400	$875,229
China Construction Bank	940,780	656,533
HDFC Bank Ltd., ADR	15,820	415,750
ICICI Bank Ltd.	25,569	329,645
Itau Unibanco Multiplo S.A., ADR	43,240	802,534
Komercni Banka A.S.	4,461	751,907
Siam Commercial Bank Co. Ltd.	71,600	260,983

		$4,092,581

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 6.4%
Bayer AG	39,918	$2,552,196
Roche Holding AG	18,088	3,058,999
Sanofi	12,071	883,247
Santen Pharmaceutical Co. Ltd.	36,400	1,499,130

		$7,993,572

Precious Metals & Minerals – 0.6%
Newcrest Mining Ltd.	24,471	$740,857

Railroad & Shipping – 0.7%
East Japan Railway Co.	13,000	$827,595

Real Estate – 0.9%
GSW Immobilien AG (a)	12,125	$350,965
Hang Lung Properties Ltd.	266,000	756,908

		$1,107,873

Specialty Chemicals – 4.1%
Akzo Nobel N.V.	37,564	$1,807,390
Chugoku Marine Paints Ltd.	51,000	316,058
Linde AG	14,038	2,088,491
Nippon Paint Co. Ltd.	55,000	380,863
Symrise AG	17,167	458,143

		$5,050,945

Specialty Stores – 1.4%
Hennes & Mauritz AB, “B”	22,820	$732,220
Industria de Diseno Textil S.A.	11,848	968,018

		$1,700,238

Telecommunications – Wireless – 3.7%
KDDI Corp.	205	$1,318,371
Tim Participacoes S.A., ADR	29,800	768,840
Vodafone Group PLC	907,668	2,521,789

		$4,609,000

Telephone Services – 2.6%
China Unicom (Hong Kong) Ltd.	534,000	$1,123,472
Royal KPN N.V.	88,659	1,058,496
Telecom Italia S.p.A.	296,998	317,123
Telecom Italia S.p.A.	834,940	745,052

		$3,244,143

Tobacco – 1.2%
Japan Tobacco, Inc.	308	$1,448,564

Trucking – 1.4%
Yamato Holdings Co. Ltd.	102,000	$1,718,774

Utilities – Electric Power – 2.9%
CEZ A.S.	26,016	$1,035,025
Fortum Corp.	43,103	917,053
International Power PLC	191,066	1,000,558
Tractebel Energia S.A.	36,420	584,985

		$3,537,621

Total Common Stocks (Identified Cost, $138,078,899)		$123,304,079

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MFS Research International Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 0.2%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	214,504	$214,504

Total Investments (Identified Cost, $138,293,403)		$123,518,583

OTHER ASSETS, LESS LIABILITIES – 0.5%		578,810

Net Assets – 100.0%		$124,097,393

(a)	Non-income producing security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $500,330, representing 0.4% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

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MFS Research International Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $138,078,899)	$123,304,079
Underlying affiliated funds, at cost and value	214,504
Total investments, at value (identified cost, $138,293,403)	$123,518,583
Foreign currency, at value (identified cost, $27)	27
Receivables for
Investments sold	340,027
Fund shares sold	115,935
Interest and dividends	280,290
Receivable from investment adviser	14,694
Other assets	1,751
Total assets		$124,271,307
Liabilities
Payables for
Investments purchased	$15,856
Fund shares reacquired	65,929
Payable to affiliates
Shareholder servicing costs	149
Distribution and/or service fees	589
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	91,379
Total liabilities		$173,914
Net assets		$124,097,393
Net assets consist of
Paid-in capital	$162,202,807
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $3,776 deferred country tax)	(14,783,622)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(26,427,767)
Undistributed net investment income	3,105,975
Net assets		$124,097,393
Shares of beneficial interest outstanding		11,441,698

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$95,150,522	8,759,590	$10.86
Service Class	28,946,871	2,682,108	10.79

See Notes to Financial Statements

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MFS Research International Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$5,361,605
Interest	109,890
Dividends from underlying affiliated funds	1,266
Foreign taxes withheld	(504,024)
Total investment income		$4,968,737
Expenses
Management fee	$1,429,211
Distribution and/or service fees	85,479
Shareholder servicing costs	18,009
Administrative services fee	33,281
Independent Trustees’ compensation	5,456
Custodian fee	157,988
Shareholder communications	57,245
Auditing fees	78,748
Legal fees	2,585
Miscellaneous	29,116
Total expenses		$1,897,118
Fees paid indirectly	(4)
Reduction of expenses by investment adviser	(62,307)
Net expenses		$1,834,807
Net investment income		$3,133,930
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$11,301,887
Foreign currency transactions	(42,370)
Net realized gain (loss) on investments and foreign currency transactions		$11,259,517
Change in unrealized appreciation (depreciation)
Investments (net of $3,776 deferred country tax)	$(26,845,802)
Translation of assets and liabilities in foreign currencies	(18,385)
Net unrealized gain (loss) on investments and foreign currency translation		$(26,864,187)
Net realized and unrealized gain (loss) on investments and foreign currency		$(15,604,670)
Change in net assets from operations		$(12,470,740)

See Notes to Financial Statements

12

MFS Research International Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$3,133,930	$2,675,705
Net realized gain (loss) on investments and foreign currency transactions	11,259,517	(817,258)
Net unrealized gain (loss) on investments and foreign currency translation	(26,864,187)	15,512,104
Change in net assets from operations	$(12,470,740)	$17,370,551
Distributions declared to shareholders
From net investment income	$(2,592,949)	$(2,782,073)
Change in net assets from fund share transactions	$(48,406,200)	$(7,280,966)
Total change in net assets	$(63,469,889)	$7,307,512
Net assets
At beginning of period	187,567,282	180,259,770
At end of period (including undistributed net investment income of $3,105,975 and $2,587,127, respectively)	$124,097,393	$187,567,282
See Notes to Financial Statements

13

MFS Research International Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.44	$11.40	$8.89	$16.12	$14.44
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.18	$0.17	$0.25	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(1.59)	1.03	2.51	(6.82)	1.67
Total from investment operations	$(1.34)	$1.21	$2.68	$(6.57)	$1.84
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.17)	$(0.17)	$(0.10)	$—
From net realized gain on investments	—	—	—	(0.56)	(0.16)
Total distributions declared to shareholders	$(0.24)	$(0.17)	$(0.17)	$(0.66)	$(0.16)
Net asset value, end of period (x)	$10.86	$12.44	$11.40	$8.89	$16.12
Total return (%) (k)(r)(s)(x)	(10.88)	10.81	30.86	(42.39)	12.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.15	1.23	1.35	1.56
Expenses after expense reductions (f)	1.10	1.10	1.10	1.10	1.10
Net investment income	2.04	1.60	1.78	2.06	1.14
Portfolio turnover	47	61	92	77	64
Net assets at end of period (000 omitted)	$95,151	$145,085	$146,044	$115,944	$81,987

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.35	$11.33	$8.83	$16.02	$14.39
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.14	$0.15	$0.25	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(1.56)	1.03	2.49	(6.81)	1.63
Total from investment operations	$(1.35)	$1.17	$2.64	$(6.56)	$1.79
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.15)	$(0.14)	$(0.07)	$—
From net realized gain on investments	—	—	—	(0.56)	(0.16)
Total distributions declared to shareholders	$(0.21)	$(0.15)	$(0.14)	$(0.63)	$(0.16)
Net asset value, end of period (x)	$10.79	$12.35	$11.33	$8.83	$16.02
Total return (%) (k)(r)(s)(x)	(11.06)	10.48	30.57	(42.52)	12.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.40	1.49	1.58	1.81
Expenses after expense reductions (f)	1.35	1.35	1.35	1.35	1.35
Net investment income	1.72	1.27	1.56	2.01	1.03
Portfolio turnover	47	61	92	77	64
Net assets at end of period (000 omitted)	$28,947	$42,482	$34,215	$22,000	$29,238

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Research International Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the

15

MFS Research International Series

Notes to Financial Statements – continued

fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$27,874,384	$—	$—	$27,874,384
United Kingdom	5,293,290	19,218,178	—	24,511,468
Switzerland	4,693,845	8,229,922	—	12,923,767
Germany	8,398,238	1,700,972	—	10,099,210
France	4,415,691	5,154,597	—	9,570,288
Australia	7,511,505	—	—	7,511,505
Netherlands	—	6,513,844	—	6,513,844
Hong Kong	4,192,930	—	—	4,192,930
Brazil	2,910,065	—	—	2,910,065
Other Countries	11,675,362	5,521,256	—	17,196,618
Mutual Funds	214,504	—	—	214,504
Total Investments	$77,179,814	$46,338,769	$—	$123,518,583

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $36,909,965 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $2,156,321 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

16

MFS Research International Series

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$2,592,949	$2,782,073

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$139,170,983
Gross appreciation	5,169,620
Gross depreciation	(20,822,020)
Net unrealized appreciation (depreciation)	$(15,652,400)
Undistributed ordinary income	3,111,875
Capital loss carryforwards	(25,550,187)
Other temporary differences	(14,702)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

17

MFS Research International Series

Notes to Financial Statements – continued

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(20,360,853)
12/31/17	(3,004,405)
12/31/18	(2,184,929)
Total	$(25,550,187)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$2,068,928	$2,316,559
Service Class	524,021	465,514
Total	$2,592,949	$2,782,073

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.10% of average daily net assets for the Initial Class shares and 1.35% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2013. For the year ended December 31, 2011, this reduction amounted to $61,574 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $17,289, which equated to 0.0109% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $720.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0210% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

18

MFS Research International Series

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,436 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $733, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $75,820,602 and $123,526,832, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,306,904	$15,524,751	1,581,983	$17,741,458
Service Class	919,669	10,732,113	2,142,666	23,508,973
	2,226,573	$26,256,864	3,724,649	$41,250,431
Shares issued to shareholders in reinvestment of distributions
Initial Class	176,983	$2,068,928	205,551	$2,316,559
Service Class	45,096	524,021	41,527	465,514
	222,079	$2,592,949	247,078	$2,782,073
Shares reacquired
Initial Class	(4,390,766)	$(56,183,520)	(2,935,655)	$(31,859,343)
Service Class	(1,721,998)	(21,072,493)	(1,765,813)	(19,454,127)
	(6,112,764)	$(77,256,013)	(4,701,468)	$(51,313,470)
Net change
Initial Class	(2,906,879)	$(38,589,841)	(1,148,121)	$(11,801,326)
Service Class	(757,233)	(9,816,359)	418,380	4,520,360
	(3,664,112)	$(48,406,200)	(729,741)	$(7,280,966)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $1,277 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

19

MFS Research International Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	208,772	35,494,311	(35,488,579)	214,504

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,266	$214,504

20

MFS Research International Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research International Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Series as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

21

MFS Research International Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

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MFS Research International Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

23

MFS Research International Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

24

MFS Research International Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, this performance are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

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MFS Research International Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Research International Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $4,347,438. The fund intends to pass through foreign tax credits of $356,137 for the fiscal year.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS® Growth Series

MFS® Variable Insurance Trust

ANNUAL REPORT

December 31, 2011

VEG-ANN

MFS® GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	7.0%
Google, Inc., “A”	4.9%
Danaher Corp.	3.1%
Oracle Corp.	2.6%
American Tower Corp., “A”	2.5%
Qualcomm, Inc.	2.5%
EMC Corp.	2.2%
Precision Castparts Corp.	1.9%
Viacom, Inc., “B”	1.8%
MasterCard, Inc., “A”	1.7%

Equity sectors
Technology	26.5%
Health Care	10.3%
Energy	9.6%
Retailing	9.6%
Industrial Goods & Services	8.4%
Consumer Staples	7.8%
Leisure	7.3%
Financial Services	4.9%
Special Products & Services	4.6%
Basic Materials	2.7%
Utilities & Communications	2.5%
Transportation	2.4%
Autos & Housing	1.8%

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Growth Series (the “fund”) provided a total return of –0.32%, while Service Class shares of the fund provided a total return of –0.56%. These compare with a return of 2.64% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Stock selection in the energy sector was a major factor in the fund’s underperformance relative to the Russell 1000 Growth Index. Not holding shares of integrated oil and gas company Exxon Mobil detracted from relative returns as the stock turned in strong performance over the reporting period. The fund’s holdings of poor-performing oil and gas company Newfield Exploration (h) also held back relative results. Shares of Newfield Exploration came under pressure as the company reported earnings that significantly missed analyst expectations. The slower earnings growth was primarily due to lower-than-estimated natural gas production and cost inflation from higher oil prices.

Security selection in the leisure sector also detracted from relative performance. Holding shares of weak-performing cruise operator Carnival weighed on relative returns. Its shares declined during the period as investors appeared to have been concerned about the impact that the weak macroeconomic environment would have on the cruise industry.

Stock selection in the special products & services sector was another negative factor for the fund’s relative returns. There were no individual securities within this sector that were among the fund’s top relative detractors for the period.

An underweight position in the consumer staples industry, which outperformed the benchmark, also weighed on relative performance. The fund’s underweight position in outperforming tobacco company Philip Morris International dampened relative returns. Shares of Philip Morris rose late in the period after the company reported better-than-expected earnings and its solid return of capital to shareholders via both dividends and share repurchases. In addition, management increased its 2011 earnings estimate driven by stronger-than-expected results in Japan and Indonesia.

A combination of an underweight position and stock selection in the health care sector also detracted from relative performance. The fund’s holdings of underperforming analytical instruments maker Thermo Fisher Scientific (b) hindered relative results. Although the company reported earnings in line with expectations, it lowered its full-year guidance due to sluggishness in the academic/government market. Its share price underperformance also appeared to have reflected concerns about the potential for a more significant slowdown in its European business.

Elsewhere, the fund’s underweight position in strong-performing diversified technology products and services company International Business Machines (IBM), dampened relative returns. Holdings of underperforming enterprise software products maker Oracle, project management provider Fluor, investment banking firm Goldman Sachs Group (b)(h), and diversified mining company Teck Resources (b)(h) (Canada) also held back relative results.

Contributors to Performance

A combination of an underweight position and stock selection in the basic materials sector contributed to relative performance. An underweight position in shares of poor-performing precious metals company Freeport-McMoRan (h) aided relative results. Freeport-McMoRan experienced lower copper and gold sales due to lower production from its open-pit Grasberg mine in

3

MFS Growth Series

Management Review – continued

Indonesia. Its shares were down substantially after a labor dispute at the Grasberg mine, that lasted from September to December, stalled production.

Security selection in the financial services sector also benefited relative performance. Holdings of global payments technology companies, MasterCard and Visa, and broadcast and communication tower management firm American Tower supported relative returns as all three stocks outperformed the benchmark over the reporting period. Shares of MasterCard appreciated throughout the year due to higher profitability driven by momentum in cross-border demand, increased emerging market opportunities, and strong volume trends which spurred its management to repurchase shares. Additionally, shares of MasterCard reacted strongly to news that the regulation of interchange rates, or the fees MasterCard and other banks can charge merchants when consumers pay for goods with debit cards, may be less onerous than previously expected.

Stock selection in the industrial goods & services sector strengthened relative returns. The fund’s holdings of strong-performing industrial goods and metal fabrication company Precision Castparts were among the fund’s top relative contributors for the reporting period.

Elsewhere, holdings of strong-performing biotechnology firm Alexion Pharmaceuticals, freight rail transportation business Kansas City Southern, and internet search giant Google supported relative performance. Alexion Pharmaceuticals reported strong earnings throughout the period and received FDA approval for Solaris to treat patients with atypical Hemolytic Uremic Syndrome which appeared to reflect positively on the stock price. Not holding underperforming global automaker Ford Motor Company and computer products and services provider Hewlett-Packard (h) also helped relative returns.

Respectfully,

Eric Fischman

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/24/95	(0.32)%	3.72%	3.26%
Service Class	5/01/00	(0.56)%	3.47%	3.02%

Comparative benchmark
Russell 1000 Growth Index (f)		2.64%	2.50%	2.60%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.85%	$1,000.00	$952.76	$4.18
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$951.69	$5.41
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.4%
Aerospace – 3.4%
Honeywell International, Inc.	143,480	$7,798,137
Precision Castparts Corp.	58,405	9,624,559

		$17,422,696

Alcoholic Beverages – 1.3%
Diageo PLC	312,803	$6,832,538

Apparel Manufacturers – 1.5%
LVMH Moet Hennessy Louis Vuitton S.A.	14,840	$2,090,785
NIKE, Inc., “B”	34,806	3,354,253
VF Corp.	16,900	2,146,131

		$7,591,169

Automotive – 0.8%
Johnson Controls, Inc.	127,210	$3,976,585

Biotechnology – 3.3%
Alexion Pharmaceuticals, Inc. (a)	80,770	$5,775,055
Biogen Idec, Inc. (a)	14,060	1,547,303
Celgene Corp. (a)	106,141	7,175,132
Gilead Sciences, Inc. (a)	66,820	2,734,943

		$17,232,433

Broadcasting – 3.1%
Discovery Communications, Inc., “A” (a)	79,530	$3,258,344
News Corp., “A”	192,330	3,431,167
Viacom, Inc., “B”	202,660	9,202,791

		$15,892,302

Brokerage & Asset Managers – 1.5%
Affiliated Managers Group, Inc. (a)	32,950	$3,161,553
Blackrock, Inc.	26,338	4,694,485

		$7,856,038

Business Services – 3.9%
Accenture PLC, “A”	81,394	$4,332,603
Cognizant Technology Solutions Corp., “A” (a)	98,520	6,335,821
FleetCor Technologies, Inc. (a)	56,730	1,694,525
Jones Lang LaSalle, Inc.	22,680	1,389,377
MSCI, Inc., “A” (a)	39,760	1,309,297
Verisk Analytics, Inc., “A” (a)	132,080	5,300,370

		$20,361,993

Cable TV – 1.1%
Comcast Corp., “Special A”	243,766	$5,743,127

Chemicals – 0.8%
Celanese Corp.	42,250	$1,870,408
Monsanto Co.	32,620	2,285,683

		$4,156,091

Computer Software – 6.7%
Autodesk, Inc. (a)	154,250	$4,678,403
Check Point Software Technologies Ltd. (a)	153,360	8,057,534
Oracle Corp.	531,660	13,637,079

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
Red Hat, Inc. (a)	120,900	$4,991,961
Salesforce.com, Inc. (a)	4,988	506,082
VeriSign, Inc.	79,633	2,844,491

		$34,715,550

Computer Software – Systems – 10.3%
Apple, Inc. (a)	89,848	$36,388,440
EMC Corp. (a)	521,110	11,224,709
International Business Machines Corp.	24,980	4,593,322
Verifone Systems, Inc. (a)	33,210	1,179,619

		$53,386,090

Construction – 1.0%
Owens Corning (a)	66,320	$1,904,710
Stanley Black & Decker, Inc.	51,370	3,472,612

		$5,377,322

Consumer Products – 1.4%
Colgate-Palmolive Co.	76,590	$7,076,150

Consumer Services – 0.7%
Priceline.com, Inc. (a)	7,535	$3,524,195

Electrical Equipment – 3.1%
Danaher Corp.	343,860	$16,175,174

Electronics – 1.4%
Altera Corp.	59,880	$2,221,548
ASML Holding N.V.	51,217	2,140,358
Broadcom Corp., “A”	98,321	2,886,705

		$7,248,611

Energy – Independent – 4.3%
Cabot Oil & Gas Corp.	58,680	$4,453,812
EQT Corp.	71,370	3,910,362
Noble Energy, Inc.	70,300	6,635,617
Occidental Petroleum Corp.	50,790	4,759,023
SM Energy Co.	32,540	2,378,674

		$22,137,488

Engineering – Construction – 0.5%
Fluor Corp.	54,720	$2,749,680

Food & Beverages – 3.5%
Coca-Cola Enterprises, Inc.	77,890	$2,008,004
General Mills, Inc.	59,420	2,401,162
Green Mountain Coffee Roasters, Inc. (a)	26,247	1,177,178
Groupe Danone	70,776	4,449,103
Kraft Foods, Inc., “A”	48,500	1,811,960
Mead Johnson Nutrition Co., “A”	87,890	6,040,680

		$17,888,087

Gaming & Lodging – 1.1%
Carnival Corp.	70,890	$2,313,850
Las Vegas Sands Corp. (a)	83,380	3,562,827

		$5,876,677

7

MFS Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 3.8%
Costco Wholesale Corp.	60,870	$5,071,688
Dollar General Corp. (a)	92,670	3,812,444
Kohl’s Corp.	44,290	2,185,712
Target Corp.	168,530	8,632,107

		$19,701,951

Internet – 4.9%
Google, Inc., “A” (a)	39,081	$25,242,418

Machinery & Tools – 0.9%
Joy Global, Inc.	37,620	$2,820,371
Polypore International, Inc. (a)	42,860	1,885,411

		$4,705,782

Medical & Health Technology & Services – 1.4%
AmerisourceBergen Corp.	91,130	$3,389,125
Cerner Corp. (a)	40,280	2,467,150
IDEXX Laboratories, Inc. (a)	18,510	1,424,530

		$7,280,805

Medical Equipment – 2.7%
Cooper Cos., Inc.	20,370	$1,436,492
Covidien PLC	109,811	4,942,593
Thermo Fisher Scientific, Inc. (a)	166,005	7,465,245

		$13,844,330

Network & Telecom – 3.2%
F5 Networks, Inc. (a)	35,590	$3,776,811
Qualcomm, Inc.	232,456	12,715,343

		$16,492,154

Oil Services – 5.3%
Cameron International Corp. (a)	138,750	$6,825,113
Dresser-Rand Group, Inc. (a)	66,880	3,337,981
Ensco International PLC, ADR	94,390	4,428,779
FMC Technologies, Inc. (a)	45,200	2,360,796
National Oilwell Varco, Inc.	33,020	2,245,030
Oceaneering International, Inc.	33,620	1,550,891
Schlumberger Ltd.	99,119	6,770,819

		$27,519,409

Other Banks & Diversified Financials – 3.4%
MasterCard, Inc., “A”	24,175	$9,012,924
Visa, Inc., “A”	84,587	8,588,118

		$17,601,042

Pharmaceuticals – 2.9%
Abbott Laboratories	94,330	$5,304,176
Allergan, Inc.	68,409	6,002,206
Pfizer, Inc.	71,950	1,556,998
Teva Pharmaceutical Industries Ltd., ADR	55,380	2,235,137

		$15,098,517

Pollution Control – 0.5%
Stericycle, Inc. (a)	34,390	$2,679,669

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Railroad & Shipping – 1.6%
Kansas City Southern Co. (a)	89,370	$6,078,054
Union Pacific Corp.	22,241	2,356,212

		$8,434,266

Restaurants – 2.0%
McDonald’s Corp.	38,030	$3,815,550
Starbucks Corp.	142,880	6,573,909

		$10,389,459

Specialty Chemicals – 1.9%
Airgas, Inc.	52,340	$4,086,707
Praxair, Inc.	55,999	5,986,293

		$10,073,000

Specialty Stores – 4.3%
Amazon.com, Inc. (a)	20,622	$3,569,668
PetSmart, Inc.	71,150	3,649,284
Ross Stores, Inc.	149,108	7,087,103
Tiffany & Co.	42,700	2,829,302
Tractor Supply Co.	33,350	2,339,503
Urban Outfitters, Inc. (a)	104,330	2,875,335

		$22,350,195

Telephone Services – 2.5%
American Tower Corp., “A” (a)	215,363	$12,923,934

Tobacco – 1.6%
Philip Morris International, Inc.	105,770	$8,300,830

Trucking – 0.8%
Expeditors International of Washington, Inc.	96,846	$3,966,812

Total Common Stocks (Identified Cost, $448,147,606)		$509,824,569

MONEY MARKET FUNDS – 2.6%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	13,485,319	$13,485,319

Total Investments (Identified Cost, $461,632,925)		$523,309,888

OTHER ASSETS, LESS LIABILITIES – (1.0)%		(5,117,643)

Net Assets – 100.0%		$518,192,245

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $448,147,606)	$509,824,569
Underlying affiliated funds, at cost and value	13,485,319
Total investments, at value (identified cost, $461,632,925)	$523,309,888
Receivables for
Investments sold	1,328,532
Fund shares sold	275,610
Interest and dividends	340,237
Other assets	6,164
Total assets		$525,260,431
Liabilities
Payables for
Investments purchased	$6,110,492
Fund shares reacquired	839,054
Payable to affiliates
Investment adviser	32,734
Shareholder servicing costs	573
Distribution and/or service fees	1,172
Payable for independent Trustees’ compensation	21
Accrued expenses and other liabilities	84,140
Total liabilities		$7,068,186
Net assets		$518,192,245
Net assets consist of
Paid-in capital	$501,851,622
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	61,676,965
Accumulated net realized gain (loss) on investments and foreign currency transactions	(45,336,342)
Net assets		$518,192,245
Shares of beneficial interest outstanding		21,137,253

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$461,382,148	18,782,860	$24.56
Service Class	56,810,097	2,354,393	24.13

See Notes to Financial Statements

9

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$4,468,196
Interest	58,414
Dividends from underlying affiliated funds	16,177
Foreign taxes withheld	(35,682)
Total investment income		$4,507,105
Expenses
Management fee	$4,047,089
Distribution and/or service fees	122,103
Shareholder servicing costs	60,502
Administrative services fee	88,715
Independent Trustees’ compensation	18,356
Custodian fee	68,306
Shareholder communications	146,861
Auditing fees	51,194
Legal fees	8,481
Miscellaneous	31,492
Total expenses		$4,643,099
Fees paid indirectly	(20)
Reduction of expenses by investment adviser	(2,287)
Net expenses		$4,640,792
Net investment loss		$(133,687)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$36,551,746
Foreign currency transactions	(12,442)
Net realized gain (loss) on investments and foreign currency transactions		$36,539,304
Change in unrealized appreciation (depreciation)
Investments	$(38,175,806)
Translation of assets and liabilities in foreign currencies	(2,386)
Net unrealized gain (loss) on investments and foreign currency translation		$(38,178,192)
Net realized and unrealized gain (loss) on investments and foreign currency		$(1,638,888)
Change in net assets from operations		$(1,772,575)

See Notes to Financial Statements

10

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income (loss)	$(133,687)	$1,150,455
Net realized gain (loss) on investments and foreign currency transactions	36,539,304	41,498,031
Net unrealized gain (loss) on investments and foreign currency translation	(38,178,192)	30,240,826
Change in net assets from operations	$(1,772,575)	$72,889,312
Distributions declared to shareholders
From net investment income	$(934,874)	$(550,091)
Change in net assets from fund share transactions	$(25,758,827)	$(55,829,691)
Total change in net assets	$(28,466,276)	$16,509,530
Net assets
At beginning of period	546,658,521	530,148,991
At end of period (including undistributed net investment income of $0 and $933,698, respectively)	$518,192,245	$546,658,521

See Notes to Financial Statements

11

MFS Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$24.69		$21.43	$15.62	$25.01	$20.64
Income (loss) from investment operations
Net investment income (d)	$(0.00	)(w)	$0.05	$0.03	$0.05	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)		3.24	5.83	(9.39)	4.32
Total from investment operations	$(0.08)		$3.29	$5.86	$(9.34)	$4.37
Less distributions declared to shareholders
From net investment income	$(0.05)		$(0.03)	$(0.05)	$(0.05)	$—
Net asset value, end of period (x)	$24.56		$24.69	$21.43	$15.62	$25.01
Total return (%) (k)(r)(s)(x)	(0.32)		15.34	37.67	(37.42)	21.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84		0.85	0.86	0.84	0.87
Expenses after expense reductions (f)	0.84		0.85	0.86	0.84	0.87
Net investment income	(0.00	)(w)	0.24	0.14	0.25	0.20
Portfolio turnover	75		100	100	129	84
Net assets at end of period (000 omitted)	$461,382		$503,497	$498,288	$389,813	$711,418

See Notes to Financial Statements

12

MFS Growth Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$24.27		$21.10		$15.37	$24.61	$20.36
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)		$0.00	(w)	$(0.02)	$0.00 (w)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)		3.17		5.76	(9.24)	4.26
Total from investment operations	$(0.14)		$3.17		$5.74	$(9.24)	$4.25
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—		$(0.01)	$—	$—
Net asset value, end of period (x)	$24.13		$24.27		$21.10	$15.37	$24.61
Total return (%) (k)(r)(s)(x)	(0.56)		15.02		37.33	(37.55)	20.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09		1.10		1.10	1.09	1.12
Expenses after expense reductions (f)	1.09		1.10		1.10	1.08	1.12
Net investment income (loss)	(0.25)		0.02		(0.11)	0.01	(0.05)
Portfolio turnover	75		100		100	129	84
Net assets at end of period (000 omitted)	$56,810		$43,161		$31,861	$18,684	$30,698

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the

14

MFS Growth Series

Notes to Financial Statements – continued

fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$479,590,334	$—	$—	$479,590,334
United Kingdom	11,261,318	—	—	11,261,318
Israel	10,292,671	—	—	10,292,671
France	4,449,103	2,090,785	—	6,539,888
Netherlands	2,140,358	—	—	2,140,358
Mutual Funds	13,485,319	—	—	13,485,319
Total Investments	$521,219,103	$2,090,785	$—	$523,309,888

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in

15

MFS Growth Series

Notes to Financial Statements – continued

unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11		12/31/10
Ordinary income (including any short-term capital gains)	$934,874	(a)	$550,091

(a)	Included in the fund’s distributions from ordinary income is $1,176 in excess of investment company taxable income which, in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$462,108,495
Gross appreciation	74,623,508
Gross depreciation	(13,422,115)
Net unrealized appreciation (depreciation)	$61,201,393
Capital loss carryforwards	(44,674,146)
Other temporary differences	(186,624)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011 the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(16,766,873)
12/31/17	(27,907,273)
Total	$(44,674,146)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per

16

MFS Growth Series

Notes to Financial Statements – continued

share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$925,433	$550,091
Service Class	9,441	—
Total	$934,874	$550,091

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $58,443, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $2,059.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0164% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,793 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,287, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

17

MFS Growth Series

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $398,389,956 and $414,851,724, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,705,438	$67,872,176	2,960,888	$65,574,689
Service Class	1,506,623	36,837,421	686,815	14,790,994
	4,212,061	$104,709,597	3,647,703	$80,365,683
Shares issued to shareholders in reinvestment of distributions
Initial Class	38,916	$925,433	23,650	$550,091
Service Class	404	9,441	—	—
	39,320	$934,874	23,650	$550,091
Shares reacquired
Initial Class	(4,355,037)	$(108,841,435)	(5,842,314)	$(127,766,833)
Service Class	(931,109)	(22,561,863)	(418,686)	(8,978,632)
	(5,286,146)	$(131,403,298)	(6,261,000)	$(136,745,465)
Net change
Initial Class	(1,610,683)	$(40,043,826)	(2,857,776)	$(61,642,053)
Service Class	575,918	14,284,999	268,129	5,812,362
	(1,034,765)	$(25,758,827)	(2,589,647)	$(55,829,691)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $4,204 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	9,944,359	166,968,079	(163,427,119)	13,485,319

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$16,177	$13,485,319

18

MFS Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Series as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

19

MFS Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

20

MFS Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

21

MFS Growth Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Eric Fischman

22

MFS Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel

23

MFS Growth Series

Board Review of Investment Advisory Agreement – continued

during the course of the year, regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS Growth Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS® Investors Trust Series

MFS® Variable Insurance Trust

ANNUAL REPORT

December 31, 2011

VGI-ANN

MFS® INVESTORS TRUST SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Trust Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Investors Trust Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	3.8%
Oracle Corp.	2.4%
Danaher Corp.	2.4%
Procter & Gamble Co.	2.3%
Walt Disney Co.	2.3%
Philip Morris International, Inc.	2.3%
Google, Inc., “A”	2.3%
Chevron Corp.	2.3%
EMC Corp.	2.0%
United Technologies Corp.	2.0%

Equity sectors
Technology	16.8%
Financial Services	16.1%
Consumer Staples	12.1%
Health Care	11.6%
Energy	10.6%
Utilities & Communications	6.4%
Retailing	6.1%
Industrial Goods & Services	5.2%
Basic Materials	4.5%
Leisure	4.4%
Autos & Housing	3.3%
Transportation	1.5%
Special Products & Services	0.7%

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Trust Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Investors Trust Series (the “fund”) provided a total return of –2.18%, while Service Class shares of the fund provided a total return of –2.42%. These compare with a return of 2.11% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Security selection in the health care sector was a primary factor in the fund’s underperformance relative to the S&P 500 Index. Not holding pharmaceutical giant Pfizer detracted from relative performance as the stock outpaced the benchmark over the reporting period. Shares of Pfizer benefited on the news that the Food & Drug Administration (“FDA”) panel voted in favor of data supporting both effectiveness and safety of Pfizer’s Prevnar-13, a pneumococcal disease prevention drug. Additionally, the company’s announcement of an increase in both dividends and in its share repurchase target helped push the stock higher. Holdings of cardiovascular medical device maker St. Jude Medical held back relative results as shares came under pressure after its pulmonary artery pressure monitoring system failed to garner a positive vote at its advisory panel. The FDA’s recall of its Riata defibrillator leads, which the company stopped selling last year, also pressured the stock.

Stock selection in the retailing sector was another negative factor for relative performance. Holdings of office supply retailer Staples (h) hurt relative performance as the stock underperformed the benchmark over the reporting period. The fund eliminated its exposure to Staples after a steep decline in the company’s stock price due to an earnings announcement in the second quarter 2011 that missed consensus estimates.

In the energy sector, security selection held back relative performance. The fund’s underweight position in integrated oil and gas company Exxon Mobil, which outperformed the S&P 500 Index over the reporting period, detracted from relative results. Holdings of global integrated energy company Hess negatively impacted the fund’s return as the company’s stock underperformed the benchmark.

An overweight position in the financial services sector led to relative underperformance against the benchmark as uncertainty surrounding regulatory reform and the European sovereign debt crisis persisted throughout 2011. Holdings of investment banking firm Goldman Sachs Group, financial services firm Bank of America, and global financial services provider Bank of New York Mellon weighed on relative results. The fund’s holdings of global financial services firm JPMorgan Chase also held back relative performance.

Elsewhere, holdings of enterprise software products maker Oracle weakened relative results as the stock underperformed the benchmark over the reporting period.

During the reporting period, the fund’s currency exposure, resulting primarily from holdings of foreign currency denominated securities, was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the basic materials sector benefited relative performance. Not owning precious metals company Freeport-McMoRan helped relative results as the stock underperformed the benchmark over the reporting period.

3

MFS Investors Trust Series

Management Review – continued

Security selection in the technology sector also boosted the fund’s performance relative to the benchmark. The timing of the fund’s ownership in shares of computer products and services provider Hewlett Packard (h) enabled the fund to eliminate its exposure to the firm and avoid the impact of the stock’s underperformance relative to the benchmark.

Elsewhere, not holding shares of financial services firm Citigroup, whose share performance was in line with other poor-performing financial firms suffering from the uncertainty in Europe, contributed to relative performance. Holdings of global payments technology companies, MasterCard and Visa, contributed to relative returns as shares of both firms strongly outperformed the benchmark. Owning shares of tobacco product maker Philip Morris International also boosted relative returns as the company reported strong earnings results near the end of the reporting period in addition to its solid return of capital to shareholders via both dividends and share repurchases.

Respectfully,

T. Kevin Beatty	Nicole Zatlyn
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Trust Series

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/09/95	(2.18)%	0.36%	2.87%
Service Class	5/01/00	(2.42)%	0.11%	2.62%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		2.11%	(0.25)%	2.92%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Investors Trust Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.83%	$1,000.00	$929.49	$4.04
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23
Service Class	Actual	1.08%	$1,000.00	$928.80	$5.25
	Hypothetical (h)	1.08%	$1,000.00	$1,019.76	$5.50

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Investors Trust Series

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 2.0%
United Technologies Corp.	156,780	$11,459,050

Alcoholic Beverages – 2.5%
Diageo PLC	274,577	$5,997,570
Heineken N.V.	170,069	7,851,309

		$13,848,879

Apparel Manufacturers – 2.5%
LVMH Moet Hennessy Louis Vuitton S.A.	37,412	$5,270,923
NIKE, Inc., “B”	70,180	6,763,247
VF Corp.	17,120	2,174,069

		$14,208,239

Automotive – 0.5%
Bayerische Motoren Werke AG	45,714	$3,056,219

Biotechnology – 1.1%
Gilead Sciences, Inc. (a)	157,900	$6,462,847

Broadcasting – 3.4%
Viacom, Inc., “B”	138,780	$6,302,000
Walt Disney Co.	348,960	13,086,000

		$19,388,000

Brokerage & Asset Managers – 2.3%
Blackrock, Inc.	41,038	$7,314,613
Franklin Resources, Inc.	61,500	5,907,690

		$13,222,303

Business Services – 0.7%
Accenture PLC, “A”	72,750	$3,872,483

Cable TV – 1.0%
Comcast Corp., “A”	226,860	$5,378,851

Chemicals – 2.1%
3M Co.	106,610	$8,713,235
Celanese Corp.	74,380	3,292,803

		$12,006,038

Computer Software – 3.7%
Check Point Software Technologies Ltd. (a)	88,330	$4,640,858
Oracle Corp.	530,220	13,600,143
VeriSign, Inc.	73,690	2,632,207

		$20,873,208

Computer Software – Systems – 6.6%
Apple, Inc. (a)	53,320	$21,594,600
EMC Corp. (a)	534,930	11,522,392
International Business Machines Corp.	22,140	4,071,103

		$37,188,095

Construction – 2.8%
Owens Corning (a)	154,330	$4,432,358
Sherwin-Williams Co.	73,490	6,560,452
Stanley Black & Decker, Inc.	69,070	4,669,132

		$15,661,942

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 4.3%
Colgate-Palmolive Co.	54,740	$5,057,429
Procter & Gamble Co.	197,660	13,185,899
Reckitt Benckiser Group PLC	119,137	5,870,873

		$24,114,201

Electrical Equipment – 2.4%
Danaher Corp.	286,060	$13,456,262

Electronics – 2.6%
Altera Corp.	72,860	$2,703,106
ASML Holding N.V.	66,413	2,775,399
Microchip Technology, Inc.	245,160	8,980,211

		$14,458,716

Energy – Independent – 3.0%
Apache Corp.	50,490	$4,573,384
EOG Resources, Inc.	53,260	5,246,643
Occidental Petroleum Corp.	77,960	7,304,852

		$17,124,879

Energy – Integrated – 4.2%
Chevron Corp.	120,220	$12,791,408
Exxon Mobil Corp.	97,170	8,236,129
Hess Corp.	48,330	2,745,144

		$23,772,681

Engineering – Construction – 0.8%
Fluor Corp.	88,660	$4,455,165

Food & Beverages – 3.0%
General Mills, Inc.	100,840	$4,074,944
Groupe Danone	86,541	5,440,118
PepsiCo, Inc.	112,261	7,448,517

		$16,963,579

General Merchandise – 2.9%
Kohl’s Corp.	129,720	$6,401,682
Target Corp.	199,430	10,214,805

		$16,616,487

Insurance – 2.5%
ACE Ltd.	115,150	$8,074,318
Aon Corp.	127,330	5,959,044

		$14,033,362

Internet – 2.3%
Google, Inc., “A” (a)	19,940	$12,879,246

Major Banks – 7.3%
Bank of America Corp.	679,480	$3,777,909
Bank of New York Mellon Corp.	203,603	4,053,736
Goldman Sachs Group, Inc.	71,270	6,444,946
JPMorgan Chase & Co.	342,820	11,398,765
State Street Corp.	86,420	3,483,590
SunTrust Banks, Inc.	108,040	1,912,308
Wells Fargo & Co.	374,580	10,323,425

		$41,394,679

7

MFS Investors Trust Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical & Health Technology & Services – 0.5%
VCA Antech, Inc. (a)	149,310	$2,948,873

Medical Equipment – 5.6%
Baxter International, Inc.	74,060	$3,664,489
Becton, Dickinson & Co.	65,420	4,888,182
Covidien PLC	96,290	4,334,013
Medtronic, Inc.	170,980	6,539,985
St. Jude Medical, Inc.	207,240	7,108,332
Thermo Fisher Scientific, Inc. (a)	116,760	5,250,697

		$31,785,698

Natural Gas – Pipeline – 0.4%
Kinder Morgan, Inc.	64,900	$2,087,833

Network & Telecom – 1.6%
Cisco Systems, Inc.	495,582	$8,960,123

Oil Services – 3.4%
Cameron International Corp. (a)	107,770	$5,301,206
Halliburton Co.	122,240	4,218,502
National Oilwell Varco, Inc.	72,840	4,952,392
Schlumberger Ltd.	71,220	4,865,038

		$19,337,138

Other Banks & Diversified Financials – 4.0%
American Express Co.	148,170	$6,989,179
MasterCard, Inc., “A”	19,230	7,169,329
Visa, Inc., “A”	80,120	8,134,584

		$22,293,092

Pharmaceuticals – 4.4%
Abbott Laboratories	168,780	$9,490,499
Johnson & Johnson	168,256	11,034,228
Teva Pharmaceutical Industries Ltd., ADR	104,270	4,208,337

		$24,733,064

Railroad & Shipping – 1.2%
Canadian National Railway Co.	88,090	$6,920,350

Specialty Chemicals – 2.4%
Linde AG	50,142	$7,459,830
Praxair, Inc.	59,350	6,344,515

		$13,804,345

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 0.7%
Hennes & Mauritz AB, “B”	114,610	$3,677,452

Telephone Services – 2.4%
American Tower Corp., “A” (a)	116,300	$6,979,163
AT&T, Inc.	217,890	6,588,994

		$13,568,157

Tobacco – 2.3%
Philip Morris International, Inc.	165,330	$12,975,098

Trucking – 0.3%
Expeditors International of Washington, Inc.	45,040	$1,844,838

Utilities – Electric Power – 3.6%
Alliant Energy Corp.	102,990	$4,542,889
American Electric Power Co., Inc.	111,820	4,619,284
Exelon Corp.	118,560	5,141,947
Wisconsin Energy Corp.	167,900	5,869,784

		$20,173,904

Total Common Stocks (Identified Cost, $513,963,360)		$561,005,376

MONEY MARKET FUNDS – 0.7%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	3,692,509	$3,692,509

Total Investments (Identified Cost, $517,655,869)		$564,697,885

OTHER ASSETS, LESS LIABILITIES – 0.0%		194,580

Net Assets – 100.0%		$564,892,465

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $513,963,360)	$561,005,376
Underlying affiliated funds, at cost and value	3,692,509
Total investments, at value (identified cost, $517,655,869)	$564,697,885
Cash	146,823
Receivables for
Fund shares sold	56,100
Interest and dividends	679,880
Other assets	6,743
Total assets		$565,587,431
Liabilities
Payable for fund shares reacquired	$581,322
Payable to affiliates
Investment adviser	35,604
Shareholder servicing costs	501
Distribution and/or service fees	1,611
Payable for independent Trustees’ compensation	31
Accrued expenses and other liabilities	75,897
Total liabilities		$694,966
Net assets		$564,892,465
Net assets consist of
Paid-in capital	$558,766,401
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	47,040,581
Accumulated net realized gain (loss) on investments and foreign currency transactions	(45,928,556)
Undistributed net investment income	5,014,039
Net assets		$564,892,465
Shares of beneficial interest outstanding		29,118,828

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$486,500,365	25,058,344	$19.41
Service Class	78,392,100	4,060,484	19.31

See Notes to Financial Statements

9

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$10,447,447
Interest	8,666
Dividends from underlying affiliated funds	5,172
Foreign taxes withheld	(171,053)
Total investment income		$10,290,232
Expenses
Management fee	$4,627,876
Distribution and/or service fees	178,448
Shareholder servicing costs	67,795
Administrative services fee	99,935
Independent Trustees’ compensation	18,701
Custodian fee	76,021
Shareholder communications	101,492
Auditing fees	48,261
Legal fees	9,568
Miscellaneous	33,525
Total expenses		$5,261,622
Reduction of expenses by investment adviser	(2,680)
Net expenses		$5,258,942
Net investment income		$5,031,290
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$23,643,753
Foreign currency transactions	(16,000)
Net realized gain (loss) on investments and foreign currency transactions		$23,627,753
Change in unrealized appreciation (depreciation)
Investments	$(39,366,420)
Translation of assets and liabilities in foreign currencies	(12,414)
Net unrealized gain (loss) on investments and foreign currency translation		$(39,378,834)
Net realized and unrealized gain (loss) on investments and foreign currency		$(15,751,081)
Change in net assets from operations		$(10,719,791)

See Notes to Financial Statements

10

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$5,031,290	$5,467,583
Net realized gain (loss) on investments and foreign currency transactions	23,627,753	22,401,863
Net unrealized gain (loss) on investments and foreign currency translation	(39,378,834)	41,402,512
Change in net assets from operations	$(10,719,791)	$69,271,958
Distributions declared to shareholders
From net investment income	$(5,466,481)	$(7,580,322)
Change in net assets from fund share transactions	$(84,509,302)	$(79,178,737)
Total change in net assets	$(100,695,574)	$(17,487,101)
Net assets
At beginning of period	665,588,039	683,075,140
At end of period (including undistributed net investment income of $5,014,039 and $5,465,230, respectively)	$564,892,465	$665,588,039

See Notes to Financial Statements

11

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$20.04	$18.24	$14.64	$23.52	$21.69
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.16	$0.19	$0.24	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(0.61)	1.86	3.67	(7.54)	2.04
Total from investment operations	$(0.44)	$2.02	$3.86	$(7.30)	$2.21
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.22)	$(0.26)	$(0.17)	$(0.19)
From net realized gain on investments	—	—	—	(1.41)	(0.19)
Total distributions declared to shareholders	$(0.19)	$(0.22)	$(0.26)	$(1.58)	$(0.38)
Net asset value, end of period (x)	$19.41	$20.04	$18.24	$14.64	$23.52
Total return (%) (k)(r)(s)(x)	(2.18)	11.10	26.90	(33.08)	10.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.83	0.86	0.84	0.85
Expenses after expense reductions (f)	0.82	0.83	0.86	0.84	0.85
Net investment income	0.84	0.87	1.25	1.25	0.74
Portfolio turnover	22	22	34	29	37
Net assets at end of period (000 omitted)	$486,500	$603,279	$636,809	$560,356	$917,158

See Notes to Financial Statements

12

MFS Investors Trust Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.95	$18.16	$14.56	$23.39	$21.57
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.11	$0.15	$0.19	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.61)	1.86	3.65	(7.51)	2.03
Total from investment operations	$(0.49)	$1.97	$3.80	$(7.32)	$2.14
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.18)	$(0.20)	$(0.10)	$(0.13)
From net realized gain on investments	—	—	—	(1.41)	(0.19)
Total distributions declared to shareholders	$(0.15)	$(0.18)	$(0.20)	$(1.51)	$(0.32)
Net asset value, end of period (x)	$19.31	$19.95	$18.16	$14.56	$23.39
Total return (%) (k)(r)(s)(x)	(2.42)	10.88	26.56	(33.25)	10.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.08	1.11	1.09	1.11
Expenses after expense reductions (f)	1.07	1.08	1.11	1.09	1.11
Net investment income	0.60	0.63	0.99	1.00	0.49
Portfolio turnover	22	22	34	29	37
Net assets at end of period (000 omitted)	$78,392	$62,309	$46,267	$38,259	$65,180

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Investors Trust Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Trust Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the

14

MFS Investors Trust Series

Notes to Financial Statements – continued

fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$497,836,137	$—	$—	$497,836,137
United Kingdom	5,997,570	5,870,873	—	11,868,443
France	5,440,118	5,270,923	—	10,711,041
Netherlands	2,775,399	7,851,309	—	10,626,708
Germany	7,459,830	3,056,219	—	10,516,049
Israel	8,849,196	—	—	8,849,196
Canada	6,920,350	—	—	6,920,350
Sweden	—	3,677,452	—	3,677,452
Mutual Funds	3,692,509	—	—	3,692,509
Total Investments	$538,971,109	$25,726,776	$—	$564,697,885

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

15

MFS Investors Trust Series

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2011, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$5,466,481	$7,580,322

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$518,839,393
Gross appreciation	87,217,215
Gross depreciation	(41,358,723)
Net unrealized appreciation (depreciation)	$45,858,492
Undistributed ordinary income	5,014,039
Capital loss carryforwards	(44,745,032)
Other temporary differences	(1,435)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/17	$(44,745,032)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$4,901,513	$7,105,436
Service Class	564,968	474,886
Total	$5,466,481	$7,580,322

16

MFS Investors Trust Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

Effective May 1, 2011, the investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2013. For the period May 1, 2011 through December 31, 2011, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced.

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $66,891, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $904.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,515 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,680, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $138,263,760 and $221,155,669, respectively.

17

MFS Investors Trust Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	956,445	$17,827,008	1,482,988	$25,496,825
Service Class	1,634,433	32,550,264	1,096,120	20,064,145
	2,590,878	$50,377,272	2,579,108	$45,560,970
Shares issued to shareholders in reinvestment of distributions
Initial Class	258,655	$4,901,513	364,756	$7,105,436
Service Class	29,956	564,968	24,453	474,886
	288,611	$5,466,481	389,209	$7,580,322
Shares reacquired
Initial Class	(6,254,861)	$(125,918,742)	(6,663,657)	$(122,417,272)
Service Class	(727,691)	(14,434,313)	(544,147)	(9,902,757)
	(6,982,552)	$(140,353,055)	(7,207,804)	$(132,320,029)
Net change
Initial Class	(5,039,761)	$(103,190,221)	(4,815,913)	$(89,815,011)
Service Class	936,698	18,680,919	576,426	10,636,274
	(4,103,063)	$(84,509,302)	(4,239,487)	$(79,178,737)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $4,818 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,905,692	114,361,873	(115,575,056)	3,692,509

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,172	$3,692,509

18

MFS Investors Trust Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Investors Trust Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Trust Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Trust Series as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

19

MFS Investors Trust Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

20

MFS Investors Trust Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

21

MFS Investors Trust Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers T. Kevin Beatty Nicole Zatlyn

22

MFS Investors Trust Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel

23

MFS Investors Trust Series

Board Review of Investment Advisory Agreement – continued

during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion and that MFS has agreed in writing to further reduce its advisory fee on average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS Investors Trust Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS® Value Series

MFS® Variable Insurance Trust

ANNUAL REPORT

December 31, 2011

VLU-ANN

MFS® VALUE SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE •

NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Value Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Philip Morris International Inc.	4.2%
Lockheed Martin Corp.	3.5%
Johnson & Johnson	2.9%
Pfizer Inc.	2.8%
AT&T Inc.	2.7%
JPMorgan Chase & Co.	2.5%
Chevron Corp.	2.3%
United Technologies Corp.	2.2%
International Business Machines Corp.	2.1%
Goldman Sachs Group Inc.	2.1%

Equity sectors
Financial Services	20.5%
Health Care	13.0%
Consumer Staples	12.1%
Industrial Goods & Services	11.3%
Energy	8.5%
Technology	6.5%
Utilities & Communications	6.1%
Leisure	5.7%
Retailing	4.0%
Basic Materials	3.7%
Autos & Housing	3.2%
Special Products & Services	2.8%
Transportation	0.6%

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Value Series (the “fund”) provided a total return of –0.30%, while Service Class shares of the fund provided a total return of –0.47%. These compare with a return of 0.39% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

A combination of an underweight position and stock selection in the utilities & communications sector detracted from performance relative to the Russell 1000 Value Index. No individual holdings within this sector were among the fund’s top relative detractors.

Stock selection in the health care sector also held back relative returns. Within this sector, not holding strong-performing global pharmaceutical company Bristol Myers Squibb and health insurance and Medicare/Medicaid provider UnitedHealth Group dampened relative performance as both stocks outperformed the benchmark. Shares of Bristol Myers Squibb climbed due to strong demand for the company’s newer drugs and a dividend increase late in the reporting period.

Elsewhere, holdings of investment banking firm Goldman Sachs Group, global financial services provider Bank of New York Mellon, and insurance company MetLife held back relative performance. The fund’s relative positioning in shares of strong-performing network equipment company Cisco Systems also hurt relative returns. Shares of Goldman Sachs declined as the company, along with many financials firms, faced significant headwinds during the most recent period which pressured its results. The company reported a loss for only the second time in its history as a public company as total revenues declined significantly from last quarter with investment banking coming in particularly weak. Additionally, uncertainty surrounding regulatory reform and the European sovereign debt crisis further weighed on shares. The fund’s holdings of enterprise software products maker Oracle (b), offshore drilling contractor Transocean (b), toy maker Hasbro (b), and oil and gas exploration and production company Apache also negatively impacted performance.

Contributors to Performance

A combination of stock selection and overweight position in the consumer staples sector boosted relative performance. Tobacco company Philip Morris International and alcoholic beverage producer Diageo (b) outperformed the benchmark over the reporting period and were among the fund’s top relative contributors. Shares of Philip Morris benefited from strong fundamentals throughout the period coupled with an above average dividend yield and significant share repurchase program which pushed its shares up in excess of the market in 2011.

Stock selection in the industrial goods & services sector also supported relative returns. The fund’s overweight position in defense contractor Lockheed Martin benefited relative performance as the stock outperformed the benchmark over the reporting period. Shares of Lockheed Martin rose late in the period as the company announced a dividend increase and an increase in their share repurchase program.

3

MFS Value Series

Management Review – continued

Elsewhere, not holding shares of poor-performing financial services firm Citigroup supported relative returns. Holdings of diversified technology products and services company International Business Machines (IBM) (b), debit and credit transaction processing company MasterCard (b), pharmaceutical and medical products maker Abbott Laboratories, management consulting firm Accenture (b), and fast food company McDonald’s (b)(h) were among the fund’s top relative contributors. Additionally, not holding shares of poor-performing financial services firm Morgan Stanley helped relative results.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Series

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/02/02	(0.30)%	(0.15)%	4.74%
Service Class	1/02/02	(0.47)%	(0.38)%	4.50%

Comparative benchmark
Russell 1000 Value Index (f)		0.39%	(2.64)%	3.89%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Value Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.79%	$1,000.00	$943.89	$3.87
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02
Service Class	Actual	1.04%	$1,000.00	$943.14	$5.09
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Value Series

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 97.8%
Aerospace – 8.5%
Honeywell International, Inc.	356,600	$19,381,211
Huntington Ingalls Industries, Inc. (a)	39,273	1,228,459
Lockheed Martin Corp.	518,550	41,950,695
Northrop Grumman Corp.	223,190	13,052,151
United Technologies Corp.	349,270	25,528,144

		$101,140,660

Alcoholic Beverages – 1.7%
Diageo PLC	928,045	$20,271,236

Automotive – 1.1%
General Motors Co. (a)	105,680	$2,142,134
Johnson Controls, Inc.	329,430	10,297,982

		$12,440,116

Broadcasting – 3.8%
Omnicom Group, Inc.	309,450	$13,795,281
Viacom, Inc., “B”	299,200	13,586,672
Walt Disney Co.	480,600	18,022,500

		$45,404,453

Brokerage & Asset Managers – 1.6%
Blackrock, Inc.	76,242	$13,589,374
Franklin Resources, Inc.	57,750	5,547,465

		$19,136,839

Business Services – 2.8%
Accenture PLC, “A”	432,560	$23,025,169
Dun & Bradstreet Corp.	87,440	6,543,135
Fiserv, Inc. (a)	58,660	3,445,688

		$33,013,992

Cable TV – 0.7%
Comcast Corp., “Special A”	375,420	$8,844,895

Chemicals – 2.7%
3M Co.	221,290	$18,086,032
PPG Industries, Inc.	163,776	13,673,658

		$31,759,690

Computer Software – 2.0%
Oracle Corp.	921,010	$23,623,907

Computer Software – Systems – 2.3%
Hewlett-Packard Co.	83,870	$2,160,491
International Business Machines Corp.	135,180	24,856,898

		$27,017,389

Construction – 2.1%
Sherwin-Williams Co.	107,230	$9,572,422
Stanley Black & Decker, Inc.	233,153	15,761,143

		$25,333,565

Consumer Products – 0.4%
Procter & Gamble Co.	79,654	$5,313,718

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 2.1%
Danaher Corp.	285,270	$13,419,101
Tyco International Ltd.	234,810	10,967,975

		$24,387,076

Electronics – 1.4%
ASML Holding N.V.	119,630	$4,999,338
Intel Corp.	465,100	11,278,675

		$16,278,013

Energy – Independent – 3.5%
Apache Corp.	152,430	$13,807,109
EOG Resources, Inc.	65,120	6,414,971
Occidental Petroleum Corp.	226,930	21,263,341

		$41,485,421

Energy – Integrated – 4.5%
Chevron Corp.	253,930	$27,018,152
Exxon Mobil Corp.	253,508	21,487,338
Hess Corp.	78,140	4,438,352

		$52,943,842

Engineering – Construction – 0.2%
Fluor Corp.	36,260	$1,822,065

Food & Beverages – 4.6%
General Mills, Inc.	486,910	$19,676,033
J.M. Smucker Co.	14,929	1,167,000
Kellogg Co.	116,570	5,894,945
Nestle S.A.	254,947	14,637,225
PepsiCo, Inc.	194,858	12,928,828

		$54,304,031

Food & Drug Stores – 1.2%
CVS Caremark Corp.	212,601	$8,669,869
Walgreen Co.	156,210	5,164,303

		$13,834,172

General Merchandise – 1.8%
Kohl’s Corp.	84,660	$4,177,971
Target Corp.	334,090	17,112,090

		$21,290,061

Insurance – 7.0%
ACE Ltd.	126,640	$8,879,997
Aon Corp.	260,510	12,191,868
Chubb Corp.	139,170	9,633,347
MetLife, Inc.	687,673	21,441,644
Prudential Financial, Inc.	302,485	15,160,548
Travelers Cos., Inc.	257,610	15,242,784

		$82,550,188

Leisure & Toys – 0.8%
Hasbro, Inc.	312,570	$9,967,857

7

MFS Value Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 0.5%
Eaton Corp.	145,570	$6,336,662

Major Banks – 10.5%
Bank of America Corp.	1,456,630	$8,098,863
Bank of New York Mellon Corp.	908,130	18,080,868
Goldman Sachs Group, Inc.	273,302	24,714,700
JPMorgan Chase & Co.	878,110	29,197,158
PNC Financial Services Group, Inc.	162,770	9,386,946
State Street Corp.	250,840	10,111,360
SunTrust Banks, Inc.	82,510	1,460,427
Wells Fargo & Co.	823,330	22,690,975

		$123,741,297

Medical & Health Technology & Services – 0.6%
Quest Diagnostics, Inc.	120,480	$6,995,069

Medical Equipment – 3.7%
Becton, Dickinson & Co.	127,600	$9,534,272
Medtronic, Inc.	435,090	16,642,193
St. Jude Medical, Inc.	245,640	8,425,452
Thermo Fisher Scientific, Inc. (a)	204,890	9,213,903

		$43,815,820

Network & Telecom – 0.8%
Cisco Systems, Inc.	510,650	$9,232,552

Oil Services – 0.5%
Transocean, Inc.	142,430	$5,467,888

Other Banks & Diversified Financials – 1.4%
MasterCard, Inc., “A”	19,254	$7,178,276
Western Union Co.	528,300	9,646,758

		$16,825,034

Pharmaceuticals – 8.7%
Abbott Laboratories	400,850	$22,539,796
Johnson & Johnson	515,550	33,809,769
Merck & Co., Inc.	204,060	7,693,062
Pfizer, Inc.	1,518,106	32,851,814
Roche Holding AG	38,553	6,519,990

		$103,414,431

Printing & Publishing – 0.4%
Moody’s Corp.	153,510	$5,170,217

Railroad & Shipping – 0.6%
Canadian National Railway Co.	88,170	$6,926,635

Specialty Chemicals – 1.0%
Air Products & Chemicals, Inc.	143,746	$12,245,722

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 1.0%
Advance Auto Parts, Inc.	92,050	$6,409,442
Staples, Inc.	406,780	5,650,174

		$12,059,616

Telecommunications – Wireless – 1.5%
Vodafone Group PLC	6,177,045	$17,161,789

Telephone Services – 2.7%
AT&T, Inc.	1,074,400	$32,489,856

Tobacco – 5.4%
Altria Group, Inc.	307,911	$9,129,561
Philip Morris International, Inc.	637,291	50,014,598
Reynolds American, Inc.	113,660	4,707,797

		$63,851,956

Utilities – Electric Power – 1.7%
PG&E Corp.	289,420	$11,929,892
PPL Corp.	147,420	4,337,096
Public Service Enterprise Group, Inc.	108,410	3,578,614

		$19,845,602

Total Common Stocks (Identified Cost, $1,078,797,424)		$1,157,743,332

CONVERTIBLE PREFERRED STOCKS – 0.2%
Utilities – Electric Power – 0.2%
PPL Corp. (Identified Cost, $1,688,500)	33,770	$1,885,379

MONEY MARKET FUNDS – 1.7%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	20,734,900	$20,734,900

Total Investments (Identified Cost, $1,101,220,824)		$1,180,363,611

OTHER ASSETS, LESS LIABILITIES – 0.3%		3,869,064

Net Assets – 100.0%		$1,184,232,675

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,080,485,924)	$1,159,628,711
Underlying affiliated funds, at cost and value	20,734,900
Total investments, at value (identified cost, $1,101,220,824)	$1,180,363,611
Cash	139,344
Receivables for
Investments sold	350,241
Fund shares sold	1,695,710
Interest and dividends	2,880,921
Other assets	13,199
Total assets		$1,185,443,026
Liabilities
Payable for fund shares reacquired	$1,030,210
Payable to affiliates
Investment adviser	73,036
Shareholder servicing costs	936
Distribution and/or service fees	17,116
Payable for independent Trustees’ compensation	26
Accrued expenses and other liabilities	89,027
Total liabilities		$1,210,351
Net assets		$1,184,232,675
Net assets consist of
Paid-in capital	$1,084,691,272
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	79,126,551
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,284,601
Undistributed net investment income	19,130,251
Net assets		$1,184,232,675
Shares of beneficial interest outstanding		94,125,489

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$352,751,831	27,809,602	$12.68
Service Class	831,480,844	66,315,887	12.54

See Notes to Financial Statements

9

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$30,376,673
Interest	4,559
Dividends from underlying affiliated funds	18,844
Foreign taxes withheld	(132,912)
Total investment income		$30,267,164
Expenses
Management fee	$8,515,008
Distribution and/or service fees	1,961,185
Shareholder servicing costs	125,909
Administrative services fee	178,440
Independent Trustees’ compensation	29,491
Custodian fee	117,297
Shareholder communications	108,281
Auditing fees	48,992
Legal fees	18,002
Miscellaneous	47,280
Total expenses		$11,149,885
Fees paid indirectly	(8)
Reduction of expenses by investment adviser	(4,848)
Net expenses		$11,145,029
Net investment income		$19,122,135
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$7,039,049
Foreign currency transactions	9,728
Net realized gain (loss) on investments and foreign currency transactions		$7,048,777
Change in unrealized appreciation (depreciation)
Investments	$(27,080,776)
Translation of assets and liabilities in foreign currencies	(25,308)
Net unrealized gain (loss) on investments and foreign currency translation		$(27,106,084)
Net realized and unrealized gain (loss) on investments and foreign currency		$(20,057,307)
Change in net assets from operations		$(935,172)

See Notes to Financial Statements

10

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$19,122,135	$15,384,815
Net realized gain (loss) on investments and foreign currency transactions	7,048,777	57,234,860
Net unrealized gain (loss) on investments and foreign currency translation	(27,106,084)	45,163,437
Change in net assets from operations	$(935,172)	$117,783,112
Distributions declared to shareholders
From net investment income	$(15,423,161)	$(14,600,065)
From net realized gain on investments	(4,647,117)	—
Total distributions declared to shareholders	$(20,070,278)	$(14,600,065)
Change in net assets from fund share transactions	$66,137,253	$50,503,547
Total change in net assets	$45,131,803	$153,686,594
Net assets
At beginning of period	1,139,100,872	985,414,278
At end of period (including undistributed net investment income of $19,130,251 and $15,421,549, respectively)	$1,184,232,675	$1,139,100,872

See Notes to Financial Statements

11

MFS Value Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.98	$11.80	$9.76	$15.25	$14.52
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.19	$0.20	$0.22	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.30)	1.16	1.98	(4.98)	0.92
Total from investment operations	$(0.06)	$1.35	$2.18	$(4.76)	$1.13
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.17)	$(0.14)	$(0.17)	$(0.15)
From net realized gain on investments	(0.05)	—	—	(0.56)	(0.25)
Total distributions declared to shareholders	$(0.24)	$(0.17)	$(0.14)	$(0.73)	$(0.40)
Net asset value, end of period (x)	$12.68	$12.98	$11.80	$9.76	$15.25
Total return (%) (k)(r)(s)(x)	(0.30)	11.53	22.71	(32.58)	7.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.83	0.84	0.84	0.86
Expenses after expense reductions (f)	0.79	0.83	0.84	0.84	0.86
Net investment income	1.81	1.60	1.99	1.77	1.41
Portfolio turnover	18	28	26	36	23
Net assets at end of period (000 omitted)	$352,752	$389,052	$367,676	$295,721	$390,346

See Notes to Financial Statements

12

MFS Value Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.83	$11.68	$9.67	$15.12	$14.42
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.16	$0.18	$0.19	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(0.27)	1.15	1.95	(4.94)	0.91
Total from investment operations	$(0.07)	$1.31	$2.13	$(4.75)	$1.08
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.16)	$(0.12)	$(0.14)	$(0.13)
From net realized gain on investments	(0.05)	—	—	(0.56)	(0.25)
Total distributions declared to shareholders	$(0.22)	$(0.16)	$(0.12)	$(0.70)	$(0.38)
Net asset value, end of period (x)	$12.54	$12.83	$11.68	$9.67	$15.12
Total return (%) (k)(r)(s)(x)	(0.47)	11.22	22.45	(32.74)	7.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.08	1.09	1.09	1.11
Expenses after expense reductions (f)	1.04	1.08	1.09	1.09	1.11
Net investment income	1.58	1.35	1.75	1.57	1.16
Portfolio turnover	18	28	26	36	23
Net assets at end of period (000 omitted)	$831,481	$750,049	$617,739	$218,528	$197,844

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Value Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the

14

MFS Value Series

Notes to Financial Statements – continued

fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,089,112,498	$—	$—	$1,089,112,498
United Kingdom	37,433,025	—	—	37,433,025
Switzerland	—	21,157,215	—	21,157,215
Canada	6,926,635	—	—	6,926,635
Netherlands	4,999,338	—	—	4,999,338
Mutual Funds	20,734,900	—	—	20,734,900
Total Investments	$1,159,206,396	$21,157,215	$—	$1,180,363,611

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in

15

MFS Value Series

Notes to Financial Statements – continued

unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$15,423,161	$14,600,065
Long-term capital gains	4,647,117	—
Total distributions	$20,070,278	$14,600,065

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$1,109,715,598
Gross appreciation	144,226,654
Gross depreciation	(73,578,641)
Net unrealized appreciation (depreciation)	$70,648,013
Undistributed ordinary income	28,552,821
Undistributed long-term capital gain	356,805
Other temporary differences	(16,236)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$5,362,125	$5,462,462	$1,450,316	$—
Service Class	10,061,036	9,137,603	3,196,801	—
Total	$15,423,161	$14,600,065	$4,647,117	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

16

MFS Value Series

Notes to Financial Statements – continued

Effective May 1, 2011, the investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2013. For the period May 1, 2011 through December 31, 2011, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced.

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2013. For the year ended December 31, 2011, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $125,142, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $767.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0154% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $10,249 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4,848, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, aggregated $253,926,391 and $203,205,343, respectively.

17

MFS Value Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,298,352	$29,236,939	2,731,825	$32,016,435
Service Class	14,860,781	187,192,540	16,546,554	194,242,416
	17,159,133	$216,429,479	19,278,379	$226,258,851
Shares issued to shareholders in reinvestment of distributions
Initial Class	565,817	$6,812,441	435,603	$5,462,462
Service Class	1,113,169	13,257,837	735,717	9,137,603
	1,678,986	$20,070,278	1,171,320	$14,600,065
Shares reacquired
Initial Class	(5,029,795)	$(65,732,351)	(4,351,822)	$(51,701,985)
Service Class	(8,102,420)	(104,630,153)	(11,728,496)	(138,653,384)
	(13,132,215)	$(170,362,504)	(16,080,318)	$(190,355,369)
Net change
Initial Class	(2,165,626)	$(29,682,971)	(1,184,394)	$(14,223,088)
Service Class	7,871,530	95,820,224	5,553,775	64,726,635
	5,705,904	$66,137,253	4,369,381	$50,503,547

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $8,772 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	11,364,410	166,779,622	(157,409,132)	20,734,900

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$18,844	$20,734,900

18

MFS Value Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Value Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Series as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

19

MFS Value Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

20

MFS Value Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

21

MFS Value Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

22

MFS Value Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper, Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, this performance are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

23

MFS Value Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion and that MFS has agreed in writing to reduce its advisory fee rate on average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

24

MFS Value Series

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

25

MFS Value Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $5,112,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

MFS® Mid Cap Growth Series

MFS® Variable Insurance Trust

ANNUAL REPORT

December 31, 2011

VMG-ANN

MFS® MID CAP GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Mid Cap Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
American Tower Corp., “A”	2.2%
AMETEK, Inc.	2.0%
Alexion Pharmaceuticals, Inc.	2.0%
Ross Stores, Inc.	2.0%
MasterCard, Inc., “A”	1.8%
Check Point Software Technologies Ltd.	1.8%
Airgas, Inc.	1.7%
Verisk Analytics, Inc., “A”	1.6%
Dresser-Rand Group, Inc.	1.5%
Cameron International Corp.	1.5%

Equity sectors
Technology	17.1%
Health Care	14.3%
Industrial Goods & Services	12.2%
Retailing	10.5%
Energy	10.4%
Special Products & Services	7.9%
Autos & Housing	5.0%
Basic Materials	4.8%
Financial Services	4.4%
Consumer Staples	3.7%
Leisure	3.3%
Utilities & Communications	2.8%
Transportation	2.1%

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Mid Cap Growth Series (the “fund”) provided a total return of –6.01%, while Service Class shares of the fund provided a total return of –6.16%. These compare with a return of –1.65% for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Stock selection in the special products & services sector detracted from performance relative to the Russell Midcap Growth Index. The fund’s holdings of weak-performing Brazilian post-secondary education company Anhanguera Educacional Participacoes (b) held back relative results. Shares of the company declined as investors appeared to have been concerned about the firm’s future profit growth due to lower average revenue per student from increasing distance-learning enrollment.

Security selection in the leisure sector also held back relative results. The fund’s holdings of cruise line operator Royal Caribbean Cruises, restaurant operator P.F. Chang’s China Bistro (b)(h), and outdoor advertiser Lamar Advertising (h) hampered relative returns as all three stocks underperformed the benchmark over the reporting period. Shares of Royal Caribbean Cruises declined over the period as weakness from Eastern European cruises and negative financial reporting revisions appeared to have lowered investor confidence in the company.

A combination of the fund’s underweight positions and stock selection in the health care and consumer staples sectors dampened relative performance. In the health care sector, the timing of the fund’s ownership in shares of strong-performing surgical systems producer Intuitive Surgical hindered relative performance. Intuitive Surgical continued to beat consensus estimates on the backing of strong systems sales throughout the period. There were no individual stocks within the consumer staples sector that were among the fund’s top relative detractors.

Elsewhere, holdings of underperforming oil and gas company Newfield Exploration (h) and internet-based social expression and personal publishing service Shutterfly (b)(h) weighed on relative results. Newfield Exploration reported earnings that significantly missed analyst expectations. The slower earnings growth was primarily due to lower-than-estimated natural gas production and cost inflation from higher oil prices. Not owning shares of outperforming gas pipeline company El Paso and oil and gas exploration company Petrohawk Energy also held back relative returns.

During the reporting period, the timing of the fund’s cash position was also a detractor from relative performance. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. The most significant impact from the fund’s cash position occurred during the fourth quarter of the reporting period, when equity markets rose, as measured by the fund’s benchmark. Holding cash in up markets can hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the technology sector contributed to relative performance. The fund’s holdings of software developer Autonomy (b)(h) aided relative returns. Autonomy was acquired by Hewlett-Packard in October at a significant premium which drove the stock’s price higher. The timing of the fund’s ownership in shares of solar electric power modules manufacturer First Solar (h) also supported relative results. Shares of First Solar traded lower as the company reported lower-than-expected earnings in the second half of the period and its management reduced earnings and operating cash flow guidance. The results were primarily attributable to the delay in cash flows from U.S. projects and lower pricing in Europe due to the deteriorating macroeconomic conditions in the region.

3

MFS Mid Cap Growth Series

Management Review – continued

Security selection in the transportation sector also benefited relative returns. An overweight position in shares of strong-performing freight rail transportation business Kansas City Southern were among the fund’s top relative contributors for the reporting period. Shares of the company appreciated during the period after reporting better-than-expected earnings due to higher revenues from an increase in freight volume growth and improved pricing.

Elsewhere, the fund’s holdings of debit and credit transaction processing company MasterCard (b), biotechnology firm Alexion Pharmaceuticals, apparel retailer Ross Stores, aerospace components and systems supplier Goodrich (h), broadcast and communication tower management firm American Tower (b) and industrial, medical, and specialty gases distributor Airgas bolstered relative returns. Shares of MasterCard rose, led by increased purchase volume, transactions, and cross-border volume growth which drove higher earnings growth. Management cited processing growth in Brazil and the Netherlands as additional contributors to the stock’s positive performance. Shares of Goodrich appreciated during the period as United Technologies, a diversified aerospace and buildings products manufacturer, entered into an agreement to acquire the company at a premium. Not owning shares of underperforming coal mining company Peabody Energy also supported relative results.

Respectfully,

Eric Fischman	Paul Gordon
Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective May 26, 2011, Paul Gordon replaced David DeGroff as a co-manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	4/28/00	(6.01)%	(1.67)%	(1.42)%
Service Class	5/01/00	(6.16)%	(1.92)%	(1.68)%

Comparative benchmark
Russell Midcap Growth Index (f)		(1.65)%	2.44%	5.29%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Mid Cap Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.89%	$1,000.00	$889.42	$4.24
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
Service Class	Actual	1.14%	$1,000.00	$888.17	$5.43
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Mid Cap Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.5%
Aerospace – 1.0%
BE Aerospace, Inc. (a)	30,200	$1,169,038

Alcoholic Beverages – 0.6%
Beam, Inc.	8,950	$458,509
Tsingtao Brewery Co. Ltd., “H”	48,000	265,753

		$724,262

Apparel Manufacturers – 1.6%
Li & Fung Ltd.	294,000	$544,346
Polo Ralph Lauren Corp.	2,410	332,773
VF Corp.	7,330	930,837

		$1,807,956

Automotive – 1.8%
BorgWarner Transmission Systems, Inc. (a)	14,190	$904,471
LKQ Corp. (a)	38,720	1,164,698

		$2,069,169

Biotechnology – 2.5%
Alexion Pharmaceuticals, Inc. (a)	31,520	$2,253,680
Gen-Probe, Inc. (a)	10,710	633,175

		$2,886,855

Broadcasting – 1.0%
Discovery Communications, Inc., “A” (a)	28,388	$1,163,056

Brokerage & Asset Managers – 2.4%
Affiliated Managers Group, Inc. (a)	14,530	$1,394,154
Evercore Partners, Inc.	15,590	415,006
IntercontinentalExchange, Inc. (a)	7,870	948,729

		$2,757,889

Business Services – 6.1%
Cognizant Technology Solutions Corp., “A” (a)	22,685	$1,458,872
Concur Technologies, Inc. (a)	14,250	723,758
FleetCor Technologies, Inc. (a)	21,470	641,309
Gartner, Inc. (a)	25,610	890,460
Jones Lang LaSalle, Inc.	11,520	705,715
MSCI, Inc., “A” (a)	22,810	751,133
Verisk Analytics, Inc., “A” (a)	46,040	1,847,585

		$7,018,832

Chemicals – 0.9%
Celanese Corp.	22,750	$1,007,143

Computer Software – 7.0%
Ariba, Inc. (a)	18,730	$525,938
Autodesk, Inc. (a)	34,860	1,057,304
Check Point Software Technologies Ltd. (a)	38,310	2,012,807
Informatica Corp. (a)	12,130	447,961
Parametric Technology Corp. (a)	49,720	907,887
Red Hat, Inc. (a)	34,860	1,439,369
TIBCO Software, Inc. (a)	36,810	880,127

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
VeriSign, Inc.	19,170	$684,752

		$7,956,145

Computer Software – Systems – 3.9%
BroadSoft, Inc. (a)	15,630	$472,026
MICROS Systems, Inc. (a)	30,280	1,410,442
NICE Systems Ltd., ADR (a)	26,360	908,102
Qlik Technologies, Inc. (a)	41,170	996,314
Verifone Systems, Inc. (a)	17,820	632,966

		$4,419,850

Construction – 3.2%
NVR, Inc. (a)	1,020	$699,720
Owens Corning (a)	27,820	798,990
Sherwin-Williams Co.	10,420	930,193
Stanley Black & Decker, Inc.	18,898	1,277,505

		$3,706,408

Consumer Services – 1.8%
Anhanguera Educacional Participacoes S.A.	22,100	$238,150
HomeAway, Inc. (a)	10,900	253,425
Priceline.com, Inc. (a)	2,359	1,103,328
Sotheby’s	16,140	460,474

		$2,055,377

Containers – 1.6%
Ball Corp.	37,140	$1,326,269
Silgan Holdings, Inc.	11,620	448,997

		$1,775,266

Electrical Equipment – 4.0%
AMETEK, Inc.	54,585	$2,298,029
Mettler-Toledo International, Inc. (a)	5,650	834,562
MSC Industrial Direct Co., Inc., “A”	17,060	1,220,643
Sensata Technologies Holding B.V. (a)	10,100	265,428

		$4,618,662

Electronics – 2.5%
Altera Corp.	12,710	$471,541
ARM Holdings PLC	88,620	816,983
Hittite Microwave Corp. (a)	8,920	440,470
Microchip Technology, Inc.	31,150	1,141,025

		$2,870,019

Energy – Independent – 6.2%
Cabot Oil & Gas Corp.	20,670	$1,568,853
Celtic Exploration Ltd. (a)	39,220	880,453
Concho Resources, Inc. (a)	11,890	1,114,688
EQT Corp.	16,780	919,376
Paramount Resources Ltd. (a)	12,950	540,245
Pioneer Natural Resources Co.	10,940	978,911
SM Energy Co.	15,590	1,139,629

		$7,142,155

7

MFS Mid Cap Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Engineering – Construction – 0.5%
Fluor Corp.	11,001	$552,800

Food & Beverages – 3.1%
Coca-Cola Enterprises, Inc.	26,750	$689,615
Green Mountain Coffee Roasters, Inc. (a)	15,870	711,770
Mead Johnson Nutrition Co., “A”	23,690	1,628,214
Want Want China Holdings Ltd.	499,000	497,933

		$3,527,532

Gaming & Lodging – 1.2%
Royal Caribbean Cruises Ltd.	37,260	$922,930
Wynn Resorts Ltd.	4,240	468,478

		$1,391,408

General Merchandise – 1.2%
Dollar General Corp. (a)	34,360	$1,413,570

Internet – 1.1%
LinkedIn Corp., “A” (a)	8,880	$559,529
OpenTable, Inc. (a)	16,950	663,254

		$1,222,783

Machinery & Tools – 4.5%
Cummins, Inc.	6,240	$549,245
Flowserve Corp.	12,040	1,195,813
Gardner Denver, Inc.	5,740	442,324
Joy Global, Inc.	13,570	1,017,343
Polypore International, Inc. (a)	20,300	892,997
WABCO Holdings, Inc. (a)	25,210	1,094,114

		$5,191,836

Medical & Health Technology & Services – 5.3%
AmerisourceBergen Corp.	26,420	$982,560
Cerner Corp. (a)	19,800	1,212,750
DaVita, Inc. (a)	11,470	869,541
Diagnosticos da America S.A.	58,700	487,790
IDEXX Laboratories, Inc. (a)	12,230	941,221
Patterson Cos., Inc.	31,440	928,109
SXC Health Solutions Corp. (a)	11,910	672,677

		$6,094,648

Medical Equipment – 5.7%
Cooper Cos., Inc.	12,390	$873,743
Covidien PLC	15,550	699,906
Edwards Lifesciences Corp. (a)	11,410	806,687
Intuitive Surgical, Inc. (a)	2,243	1,038,531
NxStage Medical, Inc. (a)	17,110	304,216
Pall Corp.	21,120	1,207,008
Sirona Dental Systems, Inc. (a)	9,470	417,059
Thermo Fisher Scientific, Inc. (a)	25,450	1,144,487

		$6,491,637

Network & Telecom – 2.6%
Acme Packet, Inc. (a)	25,640	$792,532
F5 Networks, Inc. (a)	8,670	920,060
Fortinet, Inc. (a)	56,360	1,229,212

		$2,941,804

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – 4.2%
Cameron International Corp. (a)	34,410	$1,692,628
Dresser-Rand Group, Inc. (a)	35,050	1,749,346
FMC Technologies, Inc. (a)	26,970	1,408,643

		$4,850,617

Other Banks & Diversified Financials – 2.0%
BankUnited, Inc.	13,390	$294,446
MasterCard, Inc., “A”	5,460	2,035,597

		$2,330,043

Pharmaceuticals – 0.8%
Perrigo Co.	9,160	$891,268

Pollution Control – 2.2%
Stericycle, Inc. (a)	12,630	$984,130
Waste Connections, Inc.	46,570	1,543,330

		$2,527,460

Railroad & Shipping – 1.2%
Kansas City Southern Co. (a)	19,490	$1,325,515

Restaurants – 1.1%
Starbucks Corp.	26,150	$1,203,162

Specialty Chemicals – 2.3%
Airgas, Inc.	24,730	$1,930,918
Rockwood Holdings, Inc. (a)	17,150	675,196

		$2,606,114

Specialty Stores – 7.7%
American Eagle Outfitters, Inc.	26,270	$401,668
Francesca’s Holdings Corp. (a)	35,050	606,365
O’Reilly Automotive, Inc. (a)	7,800	623,610
PetSmart, Inc.	26,840	1,376,624
Ross Stores, Inc.	47,280	2,247,218
Tiffany & Co.	15,760	1,044,258
Tractor Supply Co.	17,370	1,218,506
Urban Outfitters, Inc. (a)	46,480	1,280,989

		$8,799,238

Telephone Services – 2.2%
American Tower Corp., “A” (a)	42,400	$2,544,424

Trucking – 0.9%
Expeditors International of Washington, Inc.	24,040	$984,678

Utilities – Electric Power – 0.6%
CMS Energy Corp.	33,470	$739,018

Total Common Stocks (Identified Cost, $104,167,471)		$112,777,637

MONEY MARKET FUNDS – 2.2%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	2,546,249	$2,546,249

Total Investments (Identified Cost, $106,713,720)		$115,323,886

OTHER ASSETS, LESS LIABILITIES – (0.7)%		(794,921)

Net Assets – 100.0%		$114,528,965

8

MFS Mid Cap Growth Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $104,167,471)	$112,777,637
Underlying affiliated funds, at cost and value	2,546,249
Total investments, at value (identified cost, $106,713,720)	$115,323,886
Receivables for
Fund shares sold	87,755
Interest and dividends	34,417
Other assets	1,697
Total assets		$115,447,755
Liabilities
Payables for
Investments purchased	$785,092
Fund shares reacquired	98,983
Payable to affiliates
Investment adviser	7,290
Shareholder servicing costs	124
Distribution and/or service fees	620
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	26,669
Total liabilities		$918,790
Net assets		$114,528,965
Net assets consist of
Paid-in capital	$121,205,732
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	8,610,169
Accumulated net realized gain (loss) on investments and foreign currency transactions	(15,286,936)
Net assets		$114,528,965
Shares of beneficial interest outstanding		20,498,323

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$84,387,088	14,995,066	$5.63
Service Class	30,141,877	5,503,257	5.48

See Notes to Financial Statements

10

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment loss
Income
Dividends	$577,789
Interest	34,741
Dividends from underlying affiliated funds	2,816
Foreign taxes withheld	(4,438)
Total investment income		$610,908
Expenses
Management fee	$1,058,707
Distribution and/or service fees	84,080
Shareholder servicing costs	15,806
Administrative services fee	30,732
Independent Trustees’ compensation	5,375
Custodian fee	35,158
Shareholder communications	27,164
Auditing fees	49,765
Legal fees	2,344
Miscellaneous	15,118
Total expenses		$1,324,249
Fees paid indirectly	(13)
Reduction of expenses by investment adviser	(638)
Net expenses		$1,323,598
Net investment loss		$(712,690)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$25,055,506
Foreign currency transactions	(11,199)
Net realized gain (loss) on investments and foreign currency transactions		$25,044,307
Change in unrealized appreciation (depreciation)
Investments	$(31,574,033)
Translation of assets and liabilities in foreign currencies	(244)
Net unrealized gain (loss) on investments and foreign currency translation		$(31,574,277)
Net realized and unrealized gain (loss) on investments and foreign currency		$(6,529,970)
Change in net assets from operations		$(7,242,660)

See Notes to Financial Statements

11

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income (loss)	$(712,690)	$55,677
Net realized gain (loss) on investments and foreign currency transactions	25,044,307	23,011,639
Net unrealized gain (loss) on investments and foreign currency translation	(31,574,277)	15,736,099
Change in net assets from operations	$(7,242,660)	$38,803,415
Change in net assets from fund share transactions	$(51,517,703)	$(3,027,435)
Total change in net assets	$(58,760,363)	$35,775,980
Net assets
At beginning of period	173,289,328	137,513,348
At end of period	$114,528,965	$173,289,328

See Notes to Financial Statements

12

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010		2009		2008	2007
Net asset value, beginning of period	$5.99	$4.62		$3.27		$7.66	$7.25
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.00	)(w)	$(0.00	)(w)	$0.01	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.33)	1.37		1.36		(3.55)	0.71
Total from investment operations	$(0.36)	$1.37		$1.36		$(3.54)	$0.70
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.01)		$—	$(0.01)
From net realized gain on investments	—	—		—		(0.85)	(0.28)
From tax return of capital	—	—		(0.00	)(w)	—	—
Total distributions declared to shareholders	$—	$—		$(0.01)		$(0.85)	$(0.29)
Net asset value, end of period (x)	$5.63	$5.99		$4.62		$3.27	$7.66
Total return (%) (k)(r)(s)(x)	(6.01)	29.65		41.78		(51.56)	9.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.88		0.90		0.87	0.91
Expenses after expense reductions (f)	0.88	0.88		0.90		0.87	0.91
Net investment income (loss)	(0.44)	0.09		(0.09)		0.21	(0.10)
Portfolio turnover	71	91		114		104	91
Net assets at end of period (000 omitted)	$84,387	$137,567		$107,989		$73,066	$173,048

See Notes to Financial Statements

13

MFS Mid Cap Growth Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009	2008		2007
Net asset value, beginning of period	$5.84	$4.52	$3.20	$7.52		$7.13
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.01)	$(0.01)	$(0.00	)(w)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.32)	1.33	1.33	(3.47)		0.70
Total from investment operations	$(0.36)	$1.32	$1.32	$(3.47)		$0.67
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$—	$(0.85)		$(0.28)
Net asset value, end of period (x)	$5.48	$5.84	$4.52	$3.20		$7.52
Total return (%) (k)(r)(s)(x)	(6.16)	29.20	41.25	(51.59)		9.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.13	1.16	1.12		1.16
Expenses after expense reductions (f)	1.13	1.13	1.15	1.12		1.16
Net investment loss	(0.70)	(0.16)	(0.33)	(0.05)		(0.35)
Portfolio turnover	71	91	114	104		91
Net assets at end of period (000 omitted)	$30,142	$35,722	$29,524	$22,511		$48,209

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Mid Cap Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

15

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$105,585,074	$—	$—	$105,585,074
Israel	2,920,909	—	—	2,920,909
Canada	1,420,698	—	—	1,420,698
United Kingdom	—	816,983	—	816,983
China	763,687	—	—	763,687
Brazil	725,940	—	—	725,940
Hong Kong	544,346	—	—	544,346
Mutual Funds	2,546,249	—	—	2,546,249
Total Investments	$114,506,903	$816,983	$—	$115,323,886

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in

16

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The fund declared no distributions for the years ended December 31, 2011 and December 31, 2010.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$106,879,586
Gross appreciation	15,021,186
Gross depreciation	(6,576,886)
Net unrealized appreciation (depreciation)	$8,444,300
Capital loss carryforwards	(15,121,266)
Other temporary differences	199

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(5,680,106)
12/31/17	(9,441,160)
Total	$(15,121,266)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

17

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $15,331, which equated to 0.0109% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $475.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0218% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,274 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $638, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $100,305,863 and $152,235,917, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	924,633	$5,574,028	4,425,094	$22,756,008
Service Class	1,307,673	7,551,227	1,591,878	7,971,128
	2,232,306	$13,125,255	6,016,972	$30,727,136

18

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(8,892,985)	$(53,492,403)	(4,818,822)	$(23,803,385)
Service Class	(1,916,202)	(11,150,555)	(2,008,946)	(9,951,186)
	(10,809,187)	$(64,642,958)	(6,827,768)	$(33,754,571)
Net change
Initial Class	(7,968,352)	$(47,918,375)	(393,728)	$(1,047,377)
Service Class	(608,529)	(3,599,328)	(417,068)	(1,980,058)
	(8,576,881)	$(51,517,703)	(810,796)	$(3,027,435)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $1,153 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,545,260	54,934,649	(54,933,660)	2,546,249

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,816	$2,546,249

19

MFS Mid Cap Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Mid Cap Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Series as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

20

MFS Mid Cap Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

21

MFS Mid Cap Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

22

MFS Mid Cap Growth Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Eric Fischman Paul Gordon

23

MFS Mid Cap Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

24

MFS Mid Cap Growth Series

Board Review of Investment Advisory Agreement – continued

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including the replacement of the Fund’s portfolio management team in November 2008 with two new portfolio managers. In addition, the Trustees requested that they continue to receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

25

MFS Mid Cap Growth Series

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

26

MFS Mid Cap Growth Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS® New Discovery Series

MFS® Variable Insurance Trust

ANNUAL REPORT

December 31, 2011

VND-ANN

MFS® NEW DISCOVERY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS New Discovery Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Cabot Oil & Gas Corp.	2.1%
Brookdale Senior Living, Inc.	2.0%
HomeAway, Inc.	1.8%
Constant Contact, Inc.	1.7%
OpenTable, Inc.	1.6%
Energy XXI (Bermuda) Ltd.	1.5%
Green Mountain Coffee Roasters, Inc.	1.5%
WebMD Health Corp.	1.5%
FleetCor Technologies, Inc.	1.4%
Urban Outfitters, Inc.	1.4%

Equity sectors
Technology	28.4%
Health Care	20.2%
Special Products & Services	9.6%
Industrial Goods & Services	9.5%
Energy	7.0%
Retailing	6.0%
Transportation	4.0%
Financial Services	3.9%
Leisure	3.7%
Basic Materials	3.0%
Consumer Staples	1.9%
Autos & Housing	1.6%

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS New Discovery Series (the “fund”) provided a total return of –10.27%, while Service Class shares of the fund provided a total return of –10.49%. These compare with a return of –2.91% for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Stock selection in the retailing sector detracted from performance relative to the Russell 2000 Growth Index. Holdings of urban fashion apparel retailer Citi Trends hurt relative performance as the stock significantly underperformed the benchmark over the reporting period.

Security selection and, to a lesser extent, the fund’s underweight position in the health care sector was another negative factor for relative performance. There were no individual holdings within this sector that were among the fund’s top relative detractors.

Elsewhere, the fund’s overweight position in shares of online marketing and media company QuinStreet Inc. held back relative performance. Shares of the company performed poorly following management’s communication of a weak outlook in certain business channels. After making a successful stock market debut, shares of online vacation home marketplace HomeAway (b) hurt relative performance as the stock ended the year well below its initial public offering price. Holdings of online reservation provider OpenTable, telecommunications equipment supplier Calix, and technology equipment supplier Veeco Instruments also negatively impacted relative performance.

During the reporting period, the fund’s currency exposure, resulting primarily from holdings of foreign currency denominated securities, was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the energy sector was a principal contributor to the fund’s relative results. Within this sector, owning shares of oil and gas exploration company PetroHawk Energy (b)(h) and oil exploration company Brigham Exploration (h) provided a boost to relative results. Both companies were takeover targets in 2011, with mining giant BHP Billiton acquiring PetroHawk Energy in August, and oil and refiner StatoilHydro ASA announcing its deal to purchase Brigham Exploration in November. Fund performance also benefited from the strong performance of oil and gas exploration company Cabot Oil & Gas Corp (b).

3

MFS New Discovery Series

Management Review – continued

Holdings in other sectors that benefited relative performance included discount carrier Spirit Airlines (b) and cloud-based business execution software firm SuccessFactors (h). Shares of Spirit Airlines began publicly trading in May, closing at the end of the year above its initial public offering price. The fund’s position in SuccessFactors also boosted relative performance as the company announced its acquisition by business software developer SAP AG in December. Additionally, the timing of the fund’s ownership in specialty coffee producer Green Mountain Coffee Roasters (b) made it one of the fund’s larger contributors to relative performance.

Respectfully,

Thomas Wetherald

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Series

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/01/98	(10.27)%	4.42%	3.72%
Service Class	5/01/00	(10.49)%	4.16%	3.46%

Comparative benchmark
Russell 2000 Growth Index (f)		(2.91)%	2.09%	4.48%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS New Discovery Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.99%	$1,000.00	$811.36	$4.52
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
Service Class	Actual	1.24%	$1,000.00	$810.13	$5.66
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS New Discovery Series

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Aerospace – 1.0%
FLIR Systems, Inc.	65,230	$1,635,312
HEICO Corp.	81,255	4,751,792

		$6,387,104

Airlines – 1.9%
Allegiant Travel Co. (a)	106,620	$5,687,111
Spirit Airlines, Inc. (a)	450,670	7,030,452

		$12,717,563

Apparel Manufacturers – 0.9%
Arezzo Industria e Comercio S.A.	488,980	$6,081,939

Biotechnology – 1.6%
Anacor Pharmaceuticals, Inc. (a)	304,265	$1,886,443
Cepheid, Inc. (a)	100,730	3,466,119
Gen-Probe, Inc. (a)	84,680	5,006,282
NewLink Genetics Corp. (a)	50,660	356,646

		$10,715,490

Business Services – 6.6%
Calix, Inc. (a)	656,573	$4,248,027
Concur Technologies, Inc. (a)	107,430	5,456,370
Constant Contact, Inc. (a)	493,730	11,459,473
FleetCor Technologies, Inc. (a)	322,460	9,631,880
Jones Lang LaSalle, Inc.	119,190	7,301,579
LPS Brasil - Consultoria de Imoveis S.A.	92,400	1,287,977
Multiplus S.A.	213,130	3,684,998
Ultimate Software Group, Inc. (a)	26,180	1,704,842

		$44,775,146

Computer Software – 5.8%
Ariba, Inc. (a)	157,730	$4,429,058
Check Point Software Technologies Ltd. (a)	100,260	5,267,660
CommVault Systems, Inc. (a)	68,160	2,911,795
NetSuite, Inc. (a)	75,840	3,075,312
Nuance Communications, Inc. (a)	354,554	8,920,579
Red Hat, Inc. (a)	128,040	5,286,772
SolarWinds, Inc. (a)	217,890	6,090,026
Taleo Corp., “A” (a)	91,030	3,521,951

		$39,503,153

Computer Software – Systems – 7.6%
Aruba Networks, Inc. (a)	312,100	$5,780,092
BroadSoft, Inc. (a)	119,180	3,599,236
Cornerstone OnDemand, Inc. (a)	259,930	4,741,123
Fusion-io, Inc. (a)	118,700	2,872,540
National Instruments Corp.	219,500	5,696,025
PROS Holdings, Inc. (a)	213,430	3,175,838
Qlik Technologies, Inc. (a)	206,550	4,998,510
SciQuest, Inc. (a)	428,630	6,116,550
ServiceSource International, Inc. (a)	321,210	5,039,785
Tangoe, Inc. (a)	506,912	7,806,445
Velti PLC (a)	250,030	1,700,204

		$51,526,348

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 1.6%
Beacon Roofing Supply, Inc. (a)	186,000	$3,762,780
Eagle Materials, Inc.	74,980	1,923,987
NVR, Inc. (a)	7,650	5,247,900

		$10,934,667

Consumer Products – 0.4%
L’Occitane International S.A.	1,472,250	$2,957,163

Consumer Services – 3.0%
Anhanguera Educacional Participacoes S.A.	549,900	$5,925,742
HomeAway, Inc. (a)	510,970	11,880,053
MakeMyTrip Ltd. (a)	113,257	2,722,698

		$20,528,493

Electrical Equipment – 1.8%
MSC Industrial Direct Co., Inc., “A”	100,390	$7,182,905
Sensata Technologies Holding B.V. (a)	192,100	5,048,388

		$12,231,293

Electronics – 4.0%
Entegris, Inc. (a)	496,820	$4,334,755
Monolithic Power Systems, Inc. (a)	505,610	7,619,543
Semtech Corp. (a)	200,680	4,980,878
Stratasys, Inc. (a)	169,370	5,150,542
Veeco Instruments, Inc. (a)	226,200	4,704,960

		$26,790,678

Energy – Independent – 5.1%
Cabot Oil & Gas Corp.	183,070	$13,895,013
Energy XXI (Bermuda) Ltd. (a)	327,479	10,440,031
EXCO Resources, Inc.	587,760	6,142,092
Pinecrest Energy, Inc. (a)	1,663,650	3,870,283

		$34,347,419

Entertainment – 0.3%
Six Flags Entertainment Corp.	46,110	$1,901,576

Food & Beverages – 1.5%
Green Mountain Coffee Roasters, Inc. (a)	231,700	$10,391,745

Food & Drug Stores – 0.1%
Sun Art Retail Group Ltd. (a)	646,000	$807,646

Gaming & Lodging – 2.0%
Morgans Hotel Group Co. (a)	518,048	$3,056,483
WMS Industries, Inc. (a)	249,050	5,110,506
Wynn Resorts Ltd.	51,070	5,642,724

		$13,809,713

General Merchandise – 0.5%
Lojas Renner S.A.	123,500	$3,205,273

Health Maintenance Organizations – 0.4%
OdontoPrev S.A.	174,300	$2,485,661

Insurance – 1.1%
Brazil Insurance Participacoes e Administracao S.A.	848,300	$7,731,457

7

MFS New Discovery Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet – 5.7%
LinkedIn Corp., “A” (a)	135,450	$8,534,705
LogMeIn, Inc. (a)	97,380	3,753,999
OpenTable, Inc. (a)(l)	269,330	10,538,883
QuinStreet, Inc. (a)	596,218	5,580,600
WebMD Health Corp. (a)	263,180	9,882,409

		$38,290,596

Machinery & Tools – 6.7%
Douglas Dynamics, Inc.	168,780	$2,467,564
Finning International, Inc.	213,400	4,652,382
Herman Miller, Inc.	280,690	5,178,731
IPG Photonics Corp. (a)	126,660	4,289,974
Joy Global, Inc.	76,930	5,767,442
Nordson Corp.	114,960	4,734,053
Polypore International, Inc. (a)	122,082	5,370,387
United Rentals, Inc. (a)	235,930	6,971,732
WABCO Holdings, Inc. (a)	138,160	5,996,144

		$45,428,409

Medical & Health Technology & Services – 8.0%
Advisory Board Co. (a)	47,120	$3,496,775
Air Methods Corp. (a)	80,105	6,764,867
Allscripts Healthcare Solutions, Inc. (a)	333,710	6,320,467
Brookdale Senior Living, Inc. (a)	766,945	13,337,174
Cerner Corp. (a)	122,300	7,490,875
Diagnosticos da America S.A.	382,800	3,181,021
Fleury S.A.	268,400	3,079,351
Healthcare Services Group, Inc.	278,110	4,919,766
HealthStream, Inc. (a)	80,150	1,478,768
IPC The Hospitalist Co., Inc. (a)	82,943	3,792,154

		$53,861,218

Medical Equipment – 9.3%
Align Technology, Inc. (a)	165,800	$3,933,605
Conceptus, Inc. (a)	377,714	4,774,305
DexCom, Inc. (a)	531,210	4,945,565
Endologix, Inc. (a)	631,610	7,250,883
Essilor International S.A.	70,572	4,975,608
Heartware International, Inc. (a)	47,700	3,291,300
Masimo Corp. (a)	328,272	6,133,762
NxStage Medical, Inc. (a)	342,677	6,092,797
Sirona Dental Systems, Inc. (a)	112,530	4,955,821
Sonova Holding AG	50,982	5,332,675
Thoratec Corp. (a)	136,100	4,567,516
Uroplasty, Inc. (a)	715,408	3,040,484
Volcano Corp. (a)	137,520	3,271,601

		$62,565,922

Metals & Mining – 1.3%
Globe Specialty Metals, Inc.	386,270	$5,172,155
Molycorp, Inc. (a)(l)	162,560	3,898,189

		$9,070,344

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 5.3%
Acme Packet, Inc. (a)	233,360	$7,213,158
F5 Networks, Inc. (a)	77,060	8,177,607
Fortinet, Inc. (a)	388,380	8,470,568
Polycom, Inc. (a)	401,830	6,549,829
Riverbed Technology, Inc. (a)	218,420	5,132,870

		$35,544,032

Oil Services – 1.9%
Atwood Oceanics, Inc. (a)	121,280	$4,825,731
Dresser-Rand Group, Inc. (a)	166,060	8,288,055

		$13,113,786

Other Banks & Diversified Financials – 2.8%
Air Lease Corp. (a)	222,090	$5,265,754
BankUnited, Inc.	226,510	4,980,955
First Republic Bank (a)	194,200	5,944,462
Zipcar, Inc. (a)	206,500	2,771,230

		$18,962,401

Pharmaceuticals – 0.9%
Perrigo Co.	59,950	$5,833,135

Precious Metals & Minerals – 0.5%
Colossus Minerals, Inc. (a)	508,430	$3,009,407

Railroad & Shipping – 0.3%
Diana Shipping, Inc. (a)	223,770	$1,673,800

Restaurants – 1.4%
Arcos Dorados Holdings, Inc.	212,000	$4,352,360
Dunkin Brands Group, Inc. (a)	203,480	5,082,930

		$9,435,290

Specialty Chemicals – 1.2%
Ecosynthetix, Inc. (a)(z)	208,740	$1,024,491
Rockwood Holdings, Inc. (a)	181,030	7,127,151

		$8,151,642

Specialty Stores – 4.5%
Citi Trends, Inc. (a)	615,420	$5,403,388
Francesca’s Holdings Corp. (a)	384,565	6,652,975
Monro Muffler Brake, Inc.	88,710	3,441,061
Urban Outfitters, Inc. (a)	348,920	9,616,235
Zumiez, Inc. (a)	187,700	5,210,552

		$30,324,211

Trucking – 1.8%
Atlas Air Worldwide Holdings, Inc. (a)	177,100	$6,805,953
Swift Transportation Co. (a)	672,920	5,544,861

		$12,350,814

Total Common Stocks (Identified Cost, $712,032,363)		$667,444,534

8

MFS New Discovery Series

Portfolio of Investments – continued

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

WARRANTS – 0.0%
Alcoholic Beverages – 0.0%
Castle Brands, Inc. (1 share for 1 warrant) (Identified Cost, $166,679) (a)(z)	$6.57	5/08/07	118,680	$0

MONEY MARKET FUNDS – 0.4%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)			2,841,923	$2,841,923

Issuer	Shares/Par	Value ($)

COLLATERAL FOR SECURITIES LOANED – 0.8%
Navigator Securities Lending Prime Portfolio, 0.27%, at Cost and Net Asset Value (j)	5,395,466	$5,395,466

Total Investments (Identified Cost, $720,436,431)		$675,681,923

OTHER ASSETS, LESS LIABILITIES – 0.0%		318,213

Net Assets – 100.0%		$676,000,136

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the portfolio at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Castle Brands, Inc. (Warrants)	4/18/07	$166,679	$0
Ecosynthetix, Inc.	7/28/11	1,974,316	1,024,491
Total Restricted Securities			$1,024,491
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $717,594,508)	$672,840,000
Underlying affiliated funds, at cost and value	2,841,923
Total investments, at value, including $5,271,956 of securities on loan (identified cost, $720,436,431)	$675,681,923
Foreign currency, at value (identified cost, $7,889)	7,889
Receivables for
Investments sold	2,621,130
Fund shares sold	3,630,944
Interest and dividends	166,920
Other assets	8,291
Total assets		$682,117,097
Liabilities
Payable for fund shares reacquired	$547,030
Collateral for securities loaned, at value	5,395,466
Payable to affiliates
Investment adviser	50,532
Shareholder servicing costs	654
Distribution and/or service fees	6,374
Payable for independent Trustees’ compensation	48
Accrued expenses and other liabilities	116,857
Total liabilities		$6,116,961
Net assets		$676,000,136
Net assets consist of
Paid-in capital	$672,527,307
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(44,758,931)
Accumulated net realized gain (loss) on investments and foreign currency transactions	48,231,760
Net assets		$676,000,136
Shares of beneficial interest outstanding		48,189,588

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$363,411,559	25,437,231	$14.29
Service Class	312,588,577	22,752,357	13.74

See Notes to Financial Statements

10

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment loss
Income
Dividends	$2,900,586
Income on securities loaned	548,220
Dividends from underlying affiliated funds	5,703
Foreign taxes withheld	(73,049)
Total investment income		$3,381,460
Expenses
Management fee	$7,229,164
Distribution and/or service fees	868,539
Shareholder servicing costs	89,165
Administrative services fee	126,933
Independent Trustees’ compensation	19,643
Custodian fee	129,029
Shareholder communications	159,025
Auditing fees	60,013
Legal fees	13,137
Miscellaneous	46,040
Total expenses		$8,740,688
Fees paid indirectly	(232)
Reduction of expenses by investment adviser	(3,574)
Net expenses		$8,736,882
Net investment loss		$(5,355,422)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $65 country tax)	$55,411,200
Foreign currency transactions	(800,090)
Net realized gain (loss) on investments and foreign currency transactions		$54,611,110
Change in unrealized appreciation (depreciation)
Investments	$(125,801,304)
Translation of assets and liabilities in foreign currencies	(4,218)
Net unrealized gain (loss) on investments and foreign currency translation		$(125,805,522)
Net realized and unrealized gain (loss) on investments and foreign currency		$(71,194,412)
Change in net assets from operations		$(76,549,834)

See Notes to Financial Statements

11

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment loss	$(5,355,422)	$(4,219,907)
Net realized gain (loss) on investments and foreign currency transactions	54,611,110	199,637,306
Net unrealized gain (loss) on investments and foreign currency translation	(125,805,522)	19,102,181
Change in net assets from operations	$(76,549,834)	$214,519,580
Distributions declared to shareholders
From net realized gain on investments	$(94,303,410)	$—
Change in net assets from fund share transactions	$23,275,762	$(33,965,430)
Total change in net assets	$(147,577,482)	$180,554,150
Net assets
At beginning of period	823,577,618	643,023,468
At end of period	$676,000,136	$823,577,618

See Notes to Financial Statements

12

MFS New Discovery Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.31	$13.43	$8.23	$16.63	$17.42
Income (loss) from investment operations
Net investment loss (d)	$(0.10)	$(0.08)	$(0.06)	$(0.04)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.70)	4.96	5.26	(5.54)	0.58
Total from investment operations	$(1.80)	$4.88	$5.20	$(5.58)	$0.49
Less distributions declared to shareholders
From net realized gain on investments	$(2.22)	$—	$—	$(2.82)	$(1.28)
Net asset value, end of period (x)	$14.29	$18.31	$13.43	$8.23	$16.63
Total return (%) (k)(r)(s)(x)	(10.27)	36.34	63.18	(39.33)	2.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.01	1.03	1.01	1.01
Expenses after expense reductions (f)	0.98	1.01	1.03	1.01	1.01
Net investment loss	(0.56)	(0.54)	(0.57)	(0.36)	(0.50)
Portfolio turnover	177	195	158	121	95
Net assets at end of period (000 omitted)	$363,412	$499,020	$423,042	$289,596	$520,726

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$17.74	$13.05	$8.01	$16.31	$17.15
Income (loss) from investment operations
Net investment loss (d)	$(0.14)	$(0.11)	$(0.08)	$(0.07)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.64)	4.80	5.12	(5.41)	0.57
Total from investment operations	$(1.78)	$4.69	$5.04	$(5.48)	$0.44
Less distributions declared to shareholders
From net realized gain on investments	$(2.22)	$—	$—	$(2.82)	$(1.28)
Net asset value, end of period (x)	$13.74	$17.74	$13.05	$8.01	$16.31
Total return (%) (k)(r)(s)(x)	(10.49)	35.94	62.92	(39.52)	2.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.26	1.28	1.26	1.26
Expenses after expense reductions (f)	1.23	1.26	1.28	1.26	1.26
Net investment loss	(0.80)	(0.79)	(0.82)	(0.60)	(0.75)
Portfolio turnover	177	195	158	121	95
Net assets at end of period (000 omitted)	$312,589	$324,557	$219,982	$125,421	$242,510

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS New Discovery Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the

14

MFS New Discovery Series

Notes to Financial Statements – continued

fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$588,434,739	$—	$—	$588,434,739
Brazil	36,663,420	—	—	36,663,420
Canada	11,532,071	1,024,491	—	12,556,562
Switzerland	5,332,675	—	—	5,332,675
Israel	5,267,660	—	—	5,267,660
France	—	4,975,608	—	4,975,608
British Virgin Islands	4,352,360	—	—	4,352,360
Luxembourg	2,957,163	—	—	2,957,163
India	2,722,698	—	—	2,722,698
Other Countries	4,181,649	—	—	4,181,649
Mutual Funds	8,237,389	—	—	8,237,389
Total Investments	$669,681,824	$6,000,099	$—	$675,681,923

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities

15

MFS New Discovery Series

Notes to Financial Statements – continued

will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$29,763,811	$—
Long-term capital gains	64,539,599	—
Total distributions	$94,303,410	$—

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$738,220,726
Gross appreciation	28,135,104
Gross depreciation	(90,673,907)
Net unrealized appreciation (depreciation)	$(62,538,803)
Undistributed ordinary income	63,087,379
Undistributed long-term capital gain	2,928,676
Other temporary differences	(4,423)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$50,955,129	$—
Service Class	43,348,281	—
Total	$94,303,410	$—

16

MFS New Discovery Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Average daily net assets in excess of $1 billion	0.80%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $87,218, which equated to 0.0109% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $1,947.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0158% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,201 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,574, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $1,424,775,043 and $1,502,890,311, respectively.

17

MFS New Discovery Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	6,070,255	$105,677,682	4,536,652	$68,573,896
Service Class	7,612,042	131,491,764	6,201,547	92,202,328
	13,682,297	$237,169,446	10,738,199	$160,776,224
Shares issued to shareholders in reinvestment of distributions
Initial Class	3,433,634	$50,955,129	—	$—
Service Class	3,035,594	43,348,281	—	—
	6,469,228	$94,303,410	—	$—
Shares reacquired
Initial Class	(11,317,023)	$(204,277,916)	(8,777,202)	$(127,128,602)
Service Class	(6,185,971)	(103,919,178)	(4,768,360)	(67,613,052)
	(17,502,994)	$(308,197,094)	(13,545,562)	$(194,741,654)
Net change
Initial Class	(1,813,134)	$(47,645,105)	(4,240,550)	$(58,554,706)
Service Class	4,461,665	70,920,867	1,433,187	24,589,276
	2,648,531	$23,275,762	(2,807,363)	$(33,965,430)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $6,546 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,550,969	336,286,613	(336,995,659)	2,841,923

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,703	$2,841,923

18

MFS New Discovery Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Series as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

19

MFS New Discovery Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

20

MFS New Discovery Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

21

MFS New Discovery Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Thomas Wetherald

22

MFS New Discovery Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel

23

MFS New Discovery Series

Board Review of Investment Advisory Agreement – continued

during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS New Discovery Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $70,994,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 6.02% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS® Core Equity Series

MFS® Variable Insurance Trust

ANNUAL REPORT

December 31, 2011

VVS-ANN

MFS® CORE EQUITY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Core Equity Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Apple, Inc.	4.3%
Exxon Mobil Corp.	3.3%
Danaher Corp.	2.1%
JPMorgan Chase & Co.	2.0%
Chevron Corp.	1.9%
Google, Inc., “A”	1.9%
Philip Morris International, Inc.	1.7%
Pfizer, Inc.	1.7%
Target Corp.	1.6%
ACE Ltd.	1.5%

Equity sectors (i)
Technology	15.9%
Financial Services	15.4%
Health Care	12.1%
Energy	11.0%
Industrial Goods & Services	8.7%
Consumer Staples	8.0%
Retailing	7.2%
Utilities & Communications	7.0%
Leisure	4.9%
Basic Materials	3.5%
Special Products & Services	2.5%
Transportation	2.0%
Autos & Housing	1.4%

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Core Equity Series (the “fund”) provided a total return of –1.02%, while Service Class shares of the fund provided a total return of –1.28%. These compare with a return of 1.03% for the fund’s benchmark, the Russell 3000 Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Stock selection in the health care sector was a major detractor from performance relative to the Russell 3000 Index. Within this sector, the fund’s ownership in shares of specialty pharmaceutical and medication delivery device supplier Hospira Inc. (h) hurt results as the company underperformed the benchmark. Hospira’s stock price plunged after reporting that a quality-improvement initiative led to production issues which negatively affected the firm’s operating margin.

In the consumer staples sector, security selection also dampened relative results. The fund’s holdings of cosmetics and beauty supply company Avon Products (h) weighed on relative performance as the stock slumped over the reporting period. Shares of Avon came under pressure after posting disappointing results in the second quarter and over concerns of the company’s weak organic sales growth.

Elsewhere, the fund’s holdings of project management provider Fluor, semiconductor company Advanced Micro Devices, and the timing of the fund’s ownership in shares of fiber optics manufacturer Finisar, detracted from relative performance. Other holdings that were among the fund’s top relative detractors over the reporting period included global automaker General Motors, diversified mining company Teck Resources (b), and investment banking firm Goldman Sachs Group.

Contributors to Performance

Security selection in the basic materials sector was a positive factor for performance relative to the benchmark. The fund’s ownership in shares of industrial, medical, and specialty gases distributor Airgas Inc. and containers manufacturer Graham Packaging (h) aided relative results as both stocks outperformed the benchmark. Shares of Graham Packaging soared on the announcement of the company’s sale to packaging and storage product company Reynolds Group Holdings that was completed in the third quarter of 2011.

Individual stocks in other sectors that benefited relative performance included railroad company Kansas City Southern, pharmaceutical and medical products maker Abbott Laboratories, computer and personal electronics maker Apple, and closing out of the fund’s position in poor-performing computer products and service provider Hewlett-Packard Co. (h) Eliminating exposure to financial services firm Bank of America (h) also helped relative performance as many financial firms were dealing with the fallout from Europe’s mounting sovereign debt crisis.

Respectfully,

Joseph MacDougall

Portfolio Manager

Note to Contract Owners: Katrina Mead is no longer a co-manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

3

MFS Core Equity Series

Management Review – continued

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Core Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	8/14/96	(1.02)%	0.77%	1.93%
Service Class	5/01/00	(1.28)%	0.52%	1.68%

Comparative benchmark
Russell 3000 Index (f)		1.03%	(0.01)%	3.51%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Core Equity Series

EXPENSE TABLE

Fund expenses borne by the contract holders during the period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.90%	$1,000.00	$940.53	$4.40
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$939.61	$5.62
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Core Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.9%
Aerospace – 2.8%
Boeing Co.	2,260	$165,767
Honeywell International, Inc.	7,490	407,082
Lockheed Martin Corp.	2,500	202,250
Precision Castparts Corp.	1,630	268,608
Textron, Inc.	5,440	100,586
United Technologies Corp.	6,320	461,929

		$1,606,222

Apparel Manufacturers – 0.8%
NIKE, Inc., “B”	3,070	$295,856
VF Corp.	1,310	166,357

		$462,213

Automotive – 0.8%
Delphi Automotive PLC (a)	6,730	$144,964
General Motors Co. (a)	10,810	219,119
LKQ Corp. (a)	2,830	85,126

		$449,209

Biotechnology – 1.7%
Amgen, Inc.	4,500	$288,945
Anacor Pharmaceuticals, Inc. (a)	13,040	80,848
Gilead Sciences, Inc. (a)	15,370	629,094

		$998,887

Broadcasting – 1.5%
News Corp., “A”	20,750	$370,180
Viacom, Inc., “B”	11,120	504,959

		$875,139

Brokerage & Asset Managers – 1.2%
Affiliated Managers Group, Inc. (a)	1,180	$113,221
Blackrock, Inc.	754	134,393
CME Group, Inc.	670	163,259
Franklin Resources, Inc.	960	92,218
FXCM, Inc. “A”	9,530	92,918
GFI Group, Inc.	19,320	79,598

		$675,607

Business Services – 1.7%
Accenture PLC, “A”	4,110	$218,775
Automatic Data Processing, Inc.	5,430	293,274
FleetCor Technologies, Inc. (a)	11,590	346,193
Jones Lang LaSalle, Inc.	2,440	149,474

		$1,007,716

Cable TV – 1.2%
Comcast Corp., “Special A”	15,670	$369,185
DIRECTV, “A” (a)	5,190	221,924
Time Warner Cable, Inc.	1,860	118,240

		$709,349

Chemicals – 0.5%
Celanese Corp.	6,540	$289,526

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – 3.4%
Autodesk, Inc. (a)	10,820	$328,171
Check Point Software Technologies Ltd. (a)	6,160	323,646
Oracle Corp.	28,660	735,129
Red Hat, Inc. (a)	8,180	337,752
VeriSign, Inc.	7,490	267,543

		$1,992,241

Computer Software – Systems – 6.9%
Apple, Inc. (a)	6,100	$2,470,500
EMC Corp. (a)	23,760	511,790
International Business Machines Corp.	4,500	827,460
NICE Systems Ltd., ADR (a)	4,950	170,528

		$3,980,278

Construction – 0.6%
Owens Corning (a)	6,950	$199,604
Stanley Black & Decker, Inc.	1,720	116,272

		$315,876

Consumer Products – 1.8%
Colgate-Palmolive Co.	6,640	$613,470
Procter & Gamble Co.	6,700	446,957

		$1,060,427

Consumer Services – 0.8%
DeVry, Inc.	3,860	$148,456
HomeAway, Inc. (a)	5,650	131,363
Priceline.com, Inc. (a)	430	201,115

		$480,934

Containers – 0.5%
Silgan Holdings, Inc.	8,000	$309,120

Electrical Equipment – 3.2%
AMETEK, Inc.	4,090	$172,189
Amphenol Corp., “A”	5,370	243,744
Danaher Corp.	25,370	1,193,405
Sensata Technologies Holding B.V. (a)	8,320	218,650

		$1,827,988

Electronics – 2.3%
Advanced Micro Devices, Inc. (a)	11,391	$61,511
Altera Corp.	7,380	273,798
ASML Holding N.V.	5,680	237,367
Hittite Microwave Corp. (a)	3,190	157,522
KLA-Tencor Corp.	2,050	98,913
Linear Technology Corp.	3,850	115,616
Microchip Technology, Inc.	10,070	368,864

		$1,313,591

Energy – Independent – 3.9%
Apache Corp.	2,890	$261,776
Arch Coal, Inc.	3,080	44,691
Cabot Oil & Gas Corp.	2,360	179,124
Canadian Natural Resources Ltd.	2,110	79,015

7

MFS Core Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – continued
CONSOL Energy, Inc.	1,270	$46,609
Energy XXI (Bermuda) Ltd. (a)	3,643	116,139
EQT Corp.	2,160	118,346
Marathon Oil Corp.	4,870	142,545
Marathon Petroleum Corp.	2,475	82,393
Noble Energy, Inc.	2,870	270,899
Occidental Petroleum Corp.	5,810	544,397
Peabody Energy Corp.	1,440	47,678
Pioneer Natural Resources Co.	1,030	92,164
QEP Resources, Inc.	1,750	51,275
SM Energy Co.	1,914	139,913
Walter Energy, Inc.	620	37,547

		$2,254,511

Energy – Integrated – 5.3%
Chevron Corp.	10,610	$1,128,904
Exxon Mobil Corp. (s)	22,830	1,935,071

		$3,063,975

Engineering – Construction – 1.1%
Fluor Corp.	12,490	$627,623

Food & Beverages – 3.9%
Bunge Ltd.	5,070	$290,004
Coca-Cola Enterprises, Inc.	4,150	106,987
General Mills, Inc.	11,180	451,784
Kraft Foods, Inc., “A”	13,040	487,174
Mead Johnson Nutrition Co., “A”	4,010	275,607
PepsiCo, Inc. (s)	10,140	672,789

		$2,284,345

Food & Drug Stores – 1.1%
CVS Caremark Corp.	11,430	$466,115
Kroger Co.	6,010	145,562

		$611,677

Gaming & Lodging – 0.7%
Las Vegas Sands Corp. (a)	4,680	$199,976
Royal Caribbean Cruises Ltd.	8,780	217,481

		$417,457

General Merchandise – 2.3%
Kohl’s Corp.	8,270	$408,125
Target Corp.	18,460	945,521

		$1,353,646

Health Maintenance Organizations – 1.0%
Aetna, Inc.	10,120	$426,963
WellPoint, Inc.	2,210	146,413

		$573,376

Insurance – 3.6%
ACE Ltd.	12,090	$847,751
Aflac, Inc.	1,180	51,047
Aon Corp.	8,060	377,208
Chubb Corp.	3,780	261,652
Hartford Financial Services Group, Inc.	6,240	101,400
MetLife, Inc.	6,020	187,704

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – continued
Prudential Financial, Inc.	3,440	$172,413
Willis Group Holdings PLC	2,580	100,104

		$2,099,279

Internet – 2.2%
Google, Inc., “A” (a)	1,710	$1,104,489
QuinStreet, Inc. (a)	19,330	180,929

		$1,285,418

Leisure & Toys – 0.2%
Hasbro, Inc.	4,060	$129,473

Machinery & Tools – 1.4%
Cummins, Inc.	1,450	$127,629
Flowserve Corp.	2,020	200,626
Joy Global, Inc.	3,610	270,642
WABCO Holdings, Inc. (a)	4,920	213,528

		$812,425

Major Banks – 4.6%
Bank of New York Mellon Corp.	16,198	$322,502
Goldman Sachs Group, Inc.	4,710	425,925
JPMorgan Chase & Co. (s)	35,650	1,185,363
PNC Financial Services Group, Inc.	10,650	614,186
SunTrust Banks, Inc.	5,040	89,208

		$2,637,184

Medical & Health Technology & Services – 1.3%
AmerisourceBergen Corp.	5,010	$186,322
Cross Country Healthcare, Inc. (a)	36,120	200,466
Express Scripts, Inc. (a)	4,630	206,915
Henry Schein, Inc. (a)	1,330	85,692
Quest Diagnostics, Inc.	1,030	59,802

		$739,197

Medical Equipment – 2.8%
Covidien PLC	7,250	$326,323
Heartware International, Inc. (a)	1,830	126,270
Medtronic, Inc.	9,750	372,938
NxStage Medical, Inc. (a)	4,850	86,233
NxStage Medical, Inc. (a)	16,058	285,511
Sirona Dental Systems, Inc. (a)	1,640	72,226
St. Jude Medical, Inc.	5,600	192,080
Thermo Fisher Scientific, Inc. (a)	3,150	141,656

		$1,603,237

Metals & Mining – 0.6%
Cliffs Natural Resources, Inc.	3,020	$188,297
Teck Resources Ltd., “B”	4,956	174,694

		$362,991

Natural Gas – Distribution – 0.6%
AGL Resources, Inc.	5,240	$221,442
ONEOK, Inc.	1,560	135,236

		$356,678

Natural Gas – Pipeline – 0.4%
Kinder Morgan, Inc.	7,810	$251,248

8

MFS Core Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 1.0%
Acme Packet, Inc. (a)	3,890	$120,240
F5 Networks, Inc. (a)	1,570	166,608
Finisar Corp. (a)	7,270	121,736
Fortinet, Inc. (a)	7,630	166,410

		$574,994

Oil Services – 1.8%
Cameron International Corp. (a)	6,480	$318,751
Dresser-Rand Group, Inc. (a)	1,730	86,344
Halliburton Co.	4,490	154,950
Schlumberger Ltd.	6,130	418,740
Transocean, Inc.	2,100	80,619

		$1,059,404

Other Banks & Diversified Financials – 3.1%
American Express Co.	2,330	$109,906
BankUnited, Inc.	5,030	110,610
Brookline Bancorp, Inc.	13,080	110,395
CapitalSource, Inc.	27,730	185,791
EuroDekania Ltd. (a)(z)	50,820	127,787
Fifth Third Bancorp	19,330	245,878
Prosperity Bancshares, Inc.	2,710	109,349
Visa, Inc., “A”	5,580	566,537
Western Union Co.	6,620	120,881
Zions Bancorporation	7,830	127,472

		$1,814,606

Pharmaceuticals – 5.3%
Abbott Laboratories	14,210	$799,028
Johnson & Johnson	8,560	561,365
Merck & Co., Inc.	11,890	448,253
Pfizer, Inc.	44,549	964,040
Teva Pharmaceutical Industries Ltd., ADR	7,510	303,104

		$3,075,790

Pollution Control – 0.2%
Waste Connections, Inc.	3,520	$116,653

Precious Metals & Minerals – 0.4%
Goldcorp, Inc.	4,890	$216,383

Printing & Publishing – 0.5%
Moody’s Corp.	7,670	$258,326

Railroad & Shipping – 0.8%
Kansas City Southern Co. (a)	7,100	$482,871

Real Estate – 2.9%
BioMed Realty Trust, Inc., REIT	6,010	$108,661
Mid-America Apartment Communities, Inc., REIT	7,560	472,878
Public Storage, Inc., REIT	4,110	552,631
Tanger Factory Outlet Centers, Inc., REIT	19,290	565,583

		$1,699,753

Restaurants – 0.8%
McDonald’s Corp.	4,800	$481,584

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 1.5%
Airgas, Inc.	10,490	$819,059
Ferro Corp. (a)	12,430	60,783

		$879,842

Specialty Stores – 3.0%
Amazon.com, Inc. (a)	2,080	$360,048
Home Depot, Inc.	7,750	325,810
PetSmart, Inc.	7,660	392,881
Tiffany & Co.	2,490	164,987
Tractor Supply Co.	3,080	216,062
Urban Outfitters, Inc. (a)	10,220	281,663

		$1,741,451

Telecommunications – Wireless – 0.3%
SBA Communications Corp. (a)	3,820	$164,107

Telephone Services – 2.7%
American Tower Corp., “A” (a)	4,200	$252,042
AT&T, Inc.	23,220	702,173
CenturyLink, Inc.	4,572	170,078
Verizon Communications, Inc.	11,050	443,326

		$1,567,619

Tobacco – 2.3%
Lorillard, Inc.	3,140	$357,960
Philip Morris International, Inc.	12,350	969,228

		$1,327,188

Trucking – 1.2%
Atlas Air Worldwide Holdings, Inc. (a)	2,110	$81,087
Expeditors International of Washington, Inc.	10,040	411,238
Swift Transportation Co. (a)	25,000	206,000

		$698,325

Utilities – Electric Power – 2.4%
AES Corp. (a)	15,040	$178,074
American Electric Power Co., Inc.	7,900	326,349
Calpine Corp. (a)	10,820	176,691
CMS Energy Corp.	12,170	268,714
PG&E Corp.	4,690	193,322
Public Service Enterprise Group, Inc.	7,450	245,925

		$1,389,075

Total Common Stocks (Identified Cost, $55,569,163)		$57,366,034

CONVERTIBLE PREFERRED STOCKS – 0.6%
Utilities – Electric Power – 0.6%
PPL Corp., 8.75%	3,270	$181,485
PPL Corp., 9.5%	3,660	204,338

Total Convertible Preferred Stocks (Identified Cost, $352,234)		$385,823

MONEY MARKET FUNDS – 0.5%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	284,156	$284,156

Total Investments (Identified Cost, $56,205,553)		$58,036,013

9

MFS Core Equity Series

Portfolio of Investments – continued

Issuer/Expiration Date/ Strike Price	Number of Contracts	Value ($)

PUT OPTIONS WRITTEN – 0.0%
Computer Software – 0.0%
CommVault Systems, Inc. – January 2012 @ $36 (Premiums Received, $1,711)	(16)	$(560)

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(27,380)

Net Assets – 100.0%		$58,008,073

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions. At December 31, 2011, the value of securities pledged amounted to $559,265.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
EuroDekania Ltd.	6/25/07	$737,167	$127,787
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $55,921,397)	$57,751,857
Underlying affiliated funds, at cost and value	284,156
Total investments, at value (identified cost, $56,205,553)	$58,036,013
Cash	1,920
Deposits with brokers	13,390
Receivables for
Investments sold	28,461
Fund shares sold	2,675
Interest and dividends	61,903
Receivable from investment adviser	5,779
Other assets	1,005
Total assets		$58,151,146
Liabilities
Payables for
Investments purchased	$29,244
Fund shares reacquired	88,858
Written options outstanding, at value (premiums received, $1,711)	560
Payable to affiliates
Shareholder servicing costs	101
Distribution and/or service fees	73
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	24,226
Total liabilities		$143,073
Net assets		$58,008,073
Net assets consist of
Paid-in capital	$77,104,078
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,831,631
Accumulated net realized gain (loss) on investments and foreign currency transactions	(21,373,019)
Undistributed net investment income	445,383
Net assets		$58,008,073
Shares of beneficial interest outstanding		3,784,653

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$54,471,042	3,553,173	$15.33
Service Class	3,537,031	231,480	15.28

See Notes to Financial Statements

11

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$1,028,206
Interest	7,324
Dividends from underlying affiliated funds	606
Foreign taxes withheld	(3,339)
Total investment income		$1,032,797
Expenses
Management fee	$476,653
Distribution and/or service fees	9,933
Shareholder servicing costs	7,436
Administrative services fee	19,465
Independent Trustees’ compensation	3,162
Custodian fee	21,491
Shareholder communications	39,633
Auditing fees	50,473
Legal fees	1,068
Dividend and interest expense on securities sold short	2,913
Miscellaneous	12,527
Total expenses		$644,754
Reduction of expenses by investment adviser	(59,137)
Net expenses		$585,617
Net investment income		$447,180
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$4,081,943
Written option transactions	1,074
Securities sold short	(242,708)
Foreign currency transactions	(763)
Net realized gain (loss) on investments and foreign currency transactions		$3,839,546
Change in unrealized appreciation (depreciation)
Investments	$(4,897,834)
Written options	1,151
Securities sold short	172,898
Translation of assets and liabilities in foreign currencies	3
Net unrealized gain (loss) on investments and foreign currency translation		$(4,723,782)
Net realized and unrealized gain (loss) on investments and foreign currency		$(884,236)
Change in net assets from operations		$(437,056)

See Notes to Financial Statements

12

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For year ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$447,180	$583,252
Net realized gain (loss) on investments and foreign currency transactions	3,839,546	4,789,711
Net unrealized gain (loss) on investments and foreign currency translation	(4,723,782)	4,765,002
Change in net assets from operations	$(437,056)	$10,137,965
Distributions declared to shareholders
From net investment income	$(586,002)	$(705,029)
Change in net assets from fund share transactions	$(8,193,687)	$(8,847,188)
Total change in net assets	$(9,216,745)	$585,748
Net assets
At beginning of period	67,224,818	66,639,070
At end of period (including undistributed net investment income of $445,383 and $582,549, respectively)	$58,008,073	$67,224,818

See Notes to Financial Statements

13

MFS Core Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$15.65	$13.49	$10.38	$17.18	$15.51
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.13	$0.14	$0.16	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	2.18	3.16	(6.85)	1.64
Total from investment operations	$(0.17)	$2.31	$3.30	$(6.69)	$1.73
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.15)	$(0.19)	$(0.11)	$(0.06)
Net asset value, end of period (x)	$15.33	$15.65	$13.49	$10.38	$17.18
Total return (%) (k)(r)(s)(x)	(1.02)	17.21	32.43	(39.15)	11.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.01	1.01	0.95	1.03
Expenses after expense reductions (f)	0.91	0.91	0.90	0.90	0.90
Net investment income	0.72	0.93	1.20	1.13	0.53
Portfolio turnover	68	69	90	109	151
Net assets at end of period (000 omitted)	$54,471	$62,602	$61,856	$54,049	$115,251
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.90	0.90	0.90	N/A	N/A

See Notes to Financial Statements

14

MFS Core Equity Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$15.59	$13.45	$10.32	$17.07	$15.41
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.09	$0.11	$0.12	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.27)	2.17	3.17	(6.81)	1.63
Total from investment operations	$(0.20)	$2.26	$3.28	$(6.69)	$1.67
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.12)	$(0.15)	$(0.06)	$(0.01)
Net asset value, end of period (x)	$15.28	$15.59	$13.45	$10.32	$17.07
Total return (%) (k)(r)(s)(x)	(1.28)	16.86	32.24	(39.32)	10.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.26	1.26	1.20	1.27
Expenses after expense reductions (f)	1.16	1.16	1.15	1.15	1.15
Net investment income	0.47	0.67	0.95	0.87	0.25
Portfolio turnover	68	69	90	109	151
Net assets at end of period (000 omitted)	$3,537	$4,623	$4,783	$4,571	$9,288
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.15	1.15	1.15	N/A	N/A

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp, the Initial Class and Service Class total returns for the year end December 31, 2008 would have each been lower by approximately 0.87%.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Core Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an

16

MFS Core Equity Series

Notes to Financial Statements – continued

investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as written options. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$55,888,136	$86,233	$—	$55,974,369
Israel	797,278	—	—	797,278
Canada	470,092	—	—	470,092
United Kingdom	144,964	—	127,787	272,751
Netherlands	237,367	—	—	237,367
Mutual Funds	284,156	—	—	284,156
Total Investments	$57,821,993	$86,233	$127,787	$58,036,013

Other Financial Instruments
Written Options	$(560)	$—	$—	$(560)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/10	$78,293
Change in unrealized appreciation	49,494
Balance as of 12/31/11	$127,787

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2011 is $49,494.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

17

MFS Core Equity Series

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Liability Derivatives
Equity	Written Equity Options	$(560)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Investment Transactions (Purchased Options)	Written Options
Equity	$(14,759)	$1,074

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Written Options
Equity	$1,151

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased

18

MFS Core Equity Series

Notes to Financial Statements – continued

(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	135	10,967
Options closed	(16)	(1,450)
Options exercised	(77)	(4,149)
Options expired	(26)	(3,657)
Outstanding, end of period	16	$1,711

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2011, this expense amounted to $2,913. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2011, the fund had no short sales outstanding.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2011, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for

19

MFS Core Equity Series

Notes to Financial Statements – continued

federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$586,002	$705,029

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$56,239,778
Gross appreciation	6,318,650
Gross depreciation	(4,522,415)
Net unrealized appreciation (depreciation)	$1,796,235
Undistributed ordinary income	445,383
Capital loss carryforwards	(21,325,098)
Other temporary differences	(12,525)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(12,320,793)
12/31/17	(9,004,305)
Total	$(21,325,098)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$560,229	$663,488
Service Class	25,773	41,541
Total	$586,002	$705,029

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

20

MFS Core Equity Series

Notes to Financial Statements – continued

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2013. For the year ended December 31, 2011, this reduction amounted to $58,861 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $6,889, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $547.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0306% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $568 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $276, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $43,486,275 and $51,996,592, respectively.

21

MFS Core Equity Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	432,255	$6,792,348	251,174	$3,529,038
Service Class	22,622	357,190	19,762	274,095
	454,877	$7,149,538	270,936	$3,803,133
Shares issued to shareholders in reinvestment of distributions
Initial Class	38,215	$560,229	45,507	$663,488
Service Class	1,762	25,773	2,855	41,541
	39,977	$586,002	48,362	$705,029
Shares reacquired
Initial Class	(917,874)	$(14,513,082)	(880,123)	$(12,221,995)
Service Class	(89,506)	(1,416,145)	(81,719)	(1,133,355)
	(1,007,380)	$(15,929,227)	(961,842)	$(13,355,350)
Net change
Initial Class	(447,404)	$(7,160,505)	(583,442)	$(8,029,469)
Service Class	(65,122)	(1,033,182)	(59,102)	(817,719)
	(512,526)	$(8,193,687)	(642,544)	$(8,847,188)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $499 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	104,440	16,054,369	(15,874,653)	284,156

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$606	$284,156

22

MFS Core Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Core Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Series as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

23

MFS Core Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

24

MFS Core Equity Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

25

MFS Core Equity Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Joseph MacDougall

26

MFS Core Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Fund’s investment performance, the Trustees took into account that, effective May 1, 2007, the Fund changed its name (formerly, the Fund was named MFS Capital Opportunities Series) and made related changes to its investment policies and strategies. Notwithstanding these changes, the Trustees considered the Fund’s prior investment performance prior to May 1, 2007 to be relevant. Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

27

MFS Core Equity Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

28

MFS Core Equity Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

29

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

MFS® Utilities Series

MFS® Variable Insurance Trust

ANNUAL REPORT

December 31, 2011

VUF-ANN

MFS® UTILITIES SERIES

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Utilities Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
El Paso Corp.	4.3%
Comcast Corp.	3.7%
CMS Energy Corp.	3.0%
Williams Cos, Inc.	2.8%
Public Service Enterprise Group, Inc.	2.8%
Virgin Media, Inc.	2.6%
AES Corp.	2.6%
Edison Intl.	2.4%
Energias De Portugal	2.2%
CEZ AS	1.9%

Top five industries (i)
Utilities-Electric Power	47.8%
Cable TV	10.4%
Natural Gas – Pipeline	10.3%
Telephone Services	8.7%
Telecommunications – Wireless	7.8%

Issuer country weightings (i)(x)
United States	67.9%
Brazil	8.2%
United Kingdom	4.0%
Portugal	3.3%
Spain	2.6%
Germany	2.6%
Czech Republic	1.9%
Chile	1.9%
Israel	1.6%
Other Countries	6.0%

(i)	For purposes of this presentation, the components include the market value of securities. The bond component will include any accrued interest amounts. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Utilities Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Utilities Series (the “fund”) provided a total return of 6.78%, while Service Class shares of the fund provided a total return of 6.51%. These compare with a return of 2.11% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 19.91% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (“S&P Utilities Index”).

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Stock selection in the electric power industry was a primary factor for the fund’s underperformance relative to the S&P Utilities Index. The fund’s holdings of electric utility companies, Fortum Oyj (b) (Finland) and CEZ (b) (Czech Republic), held back relative returns. Shares of Fortum Oyj declined late in the period as the company reported weak earnings driven by high costs in Russia, where production volumes and prices also declined. Additionally, fears over the euro zone crisis, and declining CO2 and Nordic power prices, further held back the stock. Not holding shares of strong-performing electric power & natural gas distributors, Duke Energy and Dominion Resources, and electric utility company Progress Energy also dampened relative results.

The fund’s exposure to the wireless communications industry, which is not represented in the benchmark, hampered relative performance. Holdings of weak-performing wireless communications providers, NII Holdings and Cellcom Israel, held back relative returns. NII Holdings faced intense competition in the industry particularly in Brazil.

The fund’s out-of-benchmark exposure to the telephone services industry also weighed on relative results. There were no individual stocks within this industry that were among the fund’s top relative detractors.

The fund’s exposure to the cable TV industry, which is not represented in the benchmark, was an additional negative factor for relative performance. The fund’s holding of media and communications services company Virgin Media hindered relative returns. The company reported a loss during the period as average revenue per user declined and churn rates increased.

Elsewhere, holdings of oil and natural gas producer QEP Resources, and the timing of the fund’s ownership in shares of strong-performing natural gas distribution company Oneok, were also among the fund’s top relative detractors.

During the reporting period, the fund’s currency exposure, resulting primarily from holdings of foreign currency denominated securities, was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

The fund’s out-of-benchmark exposure to the natural gas pipeline industry boosted relative performance. Within this industry, holdings of gas pipeline companies, El Paso and Williams Companies, supported relative returns. In October, natural gas pipelines operator Kinder Morgan signed a definitive agreement to purchase El Paso at a substantial premium which helped El Paso’s stock price to rise.

Elsewhere, the fund’s holdings of Brazilian cellular telecommunications provider Vivo Participaceos (b)(h), integrated energy company EQT Corporation (b), and natural gas distributor Southern Union (b)(h) bolstered relative returns. Vivo Participaceos was acquired by Brazilian wireless company Telecomunicacoes de Sao Paulo at a premium, which helped the stock price to appreciate. The timing of the fund’s ownership in shares of California-based utility company PG&E (h), electric utility

3

MFS Utilities Series

Management Review – continued

companies, Exelon and Edison International, and integrated energy company Entergy (h) also helped relative performance. PG&E stock came under pressure as the company trimmed its 2012-2013 profit estimates due to its plans to increase spending on improving its operations and customer service. Additionally, concerns about the potential for dilution in 2014 from penalties in the aftermath of last year’s tragic explosion at one of its pipelines in San Bruno, California, which the company has taken financial responsibility for, also weighed on the stock. The fund’s underweight position in energy services holding company Sempra Energy, which underperformed the benchmark, was another contributor to relative performance.

Respectfully,

Robert Persons	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Utilities Series

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/03/95	6.78%	5.23%	10.46%
Service Class	5/01/00	6.51%	4.97%	10.20%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		2.11%	(0.25)%	2.92%
Standard & Poor’s 500 Utilities Index (f)		19.91%	3.71%	6.42%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Utilities Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.81%	$1,000.00	$964.42	$4.01
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$963.15	$5.25
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Utilities Series

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 91.3%
Broadcasting – 0.6%
Viacom, Inc., “B”	252,570	$11,469,201

Cable TV – 9.7%
Comcast Corp., “Special A”	3,115,950	$73,411,782
Liberty Global, Inc., “A” (a)	393,590	16,148,998
Telenet Group Holding N.V.	561,935	21,409,854
Time Warner Cable, Inc.	470,940	29,937,656
Virgin Media, Inc.	2,403,600	51,388,968

		$192,297,258

Energy – Independent – 5.2%
Arch Coal, Inc.	605,350	$8,783,629
Energen Corp.	190,680	9,534,000
EQT Corp.	567,190	31,076,340
Occidental Petroleum Corp.	114,150	10,695,855
QEP Resources, Inc.	944,340	27,669,162
Ultra Petroleum Corp. (a)	250,080	7,409,870
Williams Partners LP	139,510	8,369,205

		$103,538,061

Natural Gas – Distribution – 5.4%
AGL Resources, Inc.	255,916	$10,815,010
GDF SUEZ	638,267	17,359,066
National Fuel Gas Co.	88,840	4,937,727
ONEOK, Inc.	57,090	4,949,132
Sempra Energy	626,810	34,474,550
Spectra Energy Corp.	829,280	25,500,360
UGI Corp.	344,280	10,121,832

		$108,157,677

Natural Gas – Pipeline – 10.3%
El Paso Corp.	3,235,457	$85,966,092
Enagas S.A.	1,444,428	26,628,094
Kinder Morgan, Inc. (l)	804,570	25,883,017
Williams Cos., Inc. (a)	2,042,555	55,169,411
WPX Energy, Inc. (a)	604,551	10,984,692

		$204,631,306

Oil Services – 0.5%
Transocean, Inc.	279,370	$10,725,014

Telecommunications – Wireless – 7.2%
Cellcom Israel Ltd.	1,079,210	$18,238,649
Mobile TeleSystems OJSC, ADR	962,910	14,135,519
MTN Group Ltd.	571,364	10,147,824
NII Holdings, Inc. (a)	1,018,460	21,693,198
SBA Communications Corp. (a)	461,800	19,838,928
Tim Participacoes S.A., ADR	1,395,153	35,994,947
Vodafone Group PLC	8,609,186	23,919,048

		$143,968,113

Telephone Services – 8.7%
American Tower Corp., “A” (a)	343,100	$20,589,431
Bezeq – The Israel Telecommunication Corp. Ltd.	7,612,040	13,945,753

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – continued
CenturyLink, Inc.	535,101	$19,905,757
Crown Castle International Corp. (a)	402,640	18,038,272
Deutsche Telekom AG	907,290	10,409,819
Frontier Communications Corp.	571,110	2,941,217
Kabel Deutschland Holding AG (a)	402,327	20,359,785
Portugal Telecom, SGPS, S.A.	997,881	5,747,210
PT XL Axiata Tbk	20,341,500	10,151,121
Telecom Italia S.p.A.	18,033,215	16,091,789
Telefonica Brasil S.A., ADR	1,259,648	34,426,180

		$172,606,334

Utilities – Electric Power – 43.7%
AES Corp. (a)	4,314,620	$51,085,101
AES Tiete S.A., IPS	567,359	8,176,175
Aguas Andinas S.A.	29,187,146	16,742,578
American Electric Power Co., Inc.	926,910	38,290,652
Calpine Corp. (a)	2,200,770	35,938,574
CenterPoint Energy, Inc.	1,027,600	20,644,484
CEZ A.S.	974,152	38,755,832
China Hydroelectric Corp., ADR (a)	482,890	550,495
CMS Energy Corp.	2,718,400	60,022,272
Companhia de Saneamento Basico do Estado de Sao Paulo (a)	41,100	1,146,459
Companhia de Saneamento de Minas Gerais – Copasa MG	897,600	16,072,827
Companhia Energetica de Minas Gerais, IPS	40,400	720,605
Companhia Paranaense de Energia, ADR	376,080	7,890,158
Companhia Paranaense de Energia, IPS	331,200	6,907,214
Constellation Energy Group, Inc.	593,110	23,528,674
E-CL S.A.	3,098,610	8,249,043
E.ON AG	469,198	10,085,979
Edison International	1,168,550	48,377,970
EDP Renovaveis S.A. (a)	2,954,861	18,039,610
Eletropaulo Metropolitana S.A., IPS	102,500	2,005,763
ENEL OGK-5 OAO (a)	33,302,672	1,831,647
Energias de Portugal S.A.	13,833,181	42,807,508
Energias do Brasil S.A.	679,000	15,107,090
Enersis S.A., ADR	678,180	11,956,313
Exelon Corp.	218,640	9,482,417
FirstEnergy Corp.	394,550	17,478,565
Fortum Corp.	936,421	19,923,160
GenOn Energy, Inc. (a)	7,658,520	19,988,737
International Power PLC	4,850,752	25,402,011
ITC Holdings Corp.	39,748	3,016,078
Light S.A.	1,034,040	15,965,877
National Grid PLC	2,073,247	20,123,454
NextEra Energy, Inc.	584,960	35,612,365
Northeast Utilities	355,873	12,836,339
NRG Energy, Inc. (a)	1,330,904	24,115,980
NV Energy, Inc.	786,820	12,864,507
OGE Energy Corp.	453,000	25,689,630
OGK-4 OAO (a)	30,835,800	2,035,163

7

MFS Utilities Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
PPL Corp.	532,390	$15,662,914
Public Service Enterprise Group, Inc.	1,659,310	54,773,823
Red Electrica de Espana	572,941	24,446,551
RWE AG	288,710	10,114,202
SSE PLC	540,296	10,832,519
TGK International GmbH	6,417,626,537	1,861,112
Tractebel Energia S.A.	1,158,300	18,604,835
Verbund AG	154,010	4,133,056

		$869,896,318

Total Common Stocks (Identified Cost, $1,785,556,956)		$1,817,289,282

BONDS – 0.5%
Asset-Backed & Securitized – 0.0%
Falcon Franchise Loan LLC, FRN, 4.696%, 2023 (i)(z)	$149,073	$8,959

Utilities – Electric Power – 0.5%
GenOn Energy, Inc., 9.875%, 2020	$10,119,000	$10,270,785

Total Bonds (Identified Cost, $10,117,023)		$10,279,744

CONVERTIBLE PREFERRED STOCKS – 3.6%
Utilities – Electric Power – 3.6%
Great Plains Energy, Inc., 12%	208,210	$13,841,801
NextEra Energy, Inc., 7%	346,300	18,457,790
PPL Corp., 9.5%	350,390	19,562,274
PPL Corp., 8.75%	353,810	19,636,455

Total Convertible Preferred Stocks (Identified Cost, $67,800,543)		$71,498,320

Issuer	Shares/Par	Value ($)

CONVERTIBLE BONDS – 1.3%
Cable TV – 0.8%
Virgin Media, Inc., 6.5%, 2016	$10,490,000	$14,515,538

Telecommunications – Wireless – 0.5%
SBA Communications Corp., 4%, 2014	$6,876,000	$10,451,520

Total Convertible Bonds (Identified Cost, $21,473,027)		$24,967,058

MONEY MARKET FUNDS – 3.0%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	60,086,370	$60,086,370

COLLATERAL FOR SECURITIES LOANED – 1.0%
Navigator Securities Lending Prime Portfolio, 0.27%, at Cost and Net Asset Value (j)	20,080,172	$20,080,172

Total Investments (Identified Cost, $1,965,114,091)		$2,004,200,946

OTHER ASSETS, LESS LIABILITIES – (0.7)%		(13,497,037)

Net Assets – 100.0%		$1,990,703,909

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(j)	The rate quoted is the annualized seven-day yield of the portfolio at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 4.696%, 2023	1/18/02	$8,498	$8,959
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IPS	International Preference Stock

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real

EUR	Euro

GBP	British Pound

8

MFS Utilities Series

Portfolio of Investments – continued

Derivative Contracts at 12/31/11

Forward Foreign Currency Exchange Contracts at 12/31/11

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	BRL	Barclays Bank PLC	14,685,000	2/02/12	$8,406,320	$7,819,520	$586,800
SELL	BRL	HSBC Bank	46,642,684	2/02/12	26,821,555	24,836,460	1,985,095
SELL	BRL	JPMorgan Chase Bank N.A.	2,800,000	2/02/12	1,575,246	1,490,954	84,292
SELL	EUR	Barclays Bank PLC	2,722,270	1/12/12	3,667,905	3,523,471	144,434
SELL	EUR	Citibank N.A.	1,111,709	1/12/12	1,519,521	1,438,901	80,620
SELL	EUR	Credit Suisse Group	5,606,150	1/12/12	7,566,977	7,256,115	310,862
SELL	EUR	Deutsche Bank AG	4,711,695	1/12/12	6,297,725	6,098,410	199,315
SELL	EUR	Goldman Sachs International	652,455	1/12/12	883,979	844,482	39,497
SELL	EUR	HSBC Bank	2,478,828	1/12/12	3,296,349	3,208,380	87,969
SELL	EUR	JPMorgan Chase Bank N.A.	3,172,632	1/12/12	4,276,495	4,106,380	170,115
SELL	EUR	Merrill Lynch International Bank	6,289,593	1/12/12	8,394,356	8,140,705	253,651
SELL	EUR	Royal Bank of Scotland Group PLC	143,789	1/12/12	194,462	186,108	8,354
SELL	EUR	UBS AG	95,723,399	1/12/12-3/15/12	128,011,991	123,964,178	4,047,813
BUY	GBP	Credit Suisse Group	458,260	1/12/12	704,918	711,629	6,711
SELL	GBP	Barclays Bank PLC	2,397,904	1/12/12	3,788,852	3,723,689	65,163
SELL	GBP	JPMorgan Chase Bank N.A.	14,893	1/12/12	23,230	23,127	103

							$8,070,794

Liability Derivatives
BUY	EUR	Barclays Bank PLC	705,102	1/12/12	$1,001,040	$912,622	$(88,418)
BUY	EUR	Citibank N.A.	154,172	1/12/12	214,503	199,547	(14,956)
BUY	EUR	Deutsche Bank AG	168,579	1/12/12	218,563	218,194	(369)
BUY	EUR	Merrill Lynch International Bank	152,321	1/12/12	199,116	197,152	(1,964)
BUY	EUR	UBS AG	953,939	1/12/12	1,317,063	1,234,696	(82,367)
SELL	EUR	Barclays Bank PLC	212,875	1/12/12	275,441	275,526	(85)
SELL	EUR	Deutsche Bank AG	568,120	1/12/12	735,173	735,325	(152)
BUY	GBP	Barclays Bank PLC	1,584,024	1/12/12	2,498,577	2,459,820	(38,757)
BUY	GBP	Credit Suisse Group	231	1/12/12	361	359	(2)
BUY	GBP	Deutsche Bank AG	323,896	1/12/12	505,921	502,976	(2,945)
BUY	GBP	Morgan Stanley Capital Services, Inc.	147,875	1/12/12	229,711	229,634	(77)
SELL	GBP	Barclays Bank PLC	27,425,252	1/12/12	42,155,250	42,588,491	(433,241)
SELL	GBP	Credit Suisse Group	364,287	1/12/12	564,306	565,699	(1,393)
SELL	GBP	Deutsche Bank AG	27,273,941	1/12/12	41,925,638	42,353,520	(427,882)
SELL	GBP	Merrill Lynch International Bank	252,722	1/12/12	391,044	392,450	(1,406)

							$(1,094,014)

At December 31, 2011, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

9

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,905,027,721)	$1,944,114,576
Underlying affiliated funds, at cost and value	60,086,370
Total investments, at value, including $20,030,361 of securities on loan (identified cost, $1,965,114,091)	$2,004,200,946
Restricted cash	350,000
Foreign currency, at value (identified cost, $1,228,837)	1,224,345
Receivables for
Forward foreign currency exchange contracts	8,070,794
Investments sold	16,662,551
Fund shares sold	1,139,169
Interest and dividends	5,502,186
Other assets	21,579
Total assets		$2,037,171,570
Liabilities
Payables for
Forward foreign currency exchange contracts	$1,094,014
Investments purchased	23,436,120
Fund shares reacquired	1,392,484
Collateral for securities loaned, at value	20,080,172
Payable to affiliates
Investment adviser	120,805
Shareholder servicing costs	1,624
Distribution and/or service fees	29,864
Payable for independent Trustees’ compensation	76
Accrued expenses and other liabilities	312,502
Total liabilities		$46,467,661
Net assets		$1,990,703,909
Net assets consist of
Paid-in capital	$1,979,293,239
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	46,007,114
Accumulated net realized gain (loss) on investments and foreign currency transactions	(111,798,243)
Undistributed net investment income	77,201,799
Net assets		$1,990,703,909
Shares of beneficial interest outstanding		77,094,936

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$532,446,639	20,418,495	$26.08
Service Class	1,458,257,270	56,676,441	25.73

See Notes to Financial Statements

10

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$92,265,029
Interest	1,002,551
Dividends from underlying affiliated funds	30,688
Foreign taxes withheld	(5,295,766)
Total investment income		$88,002,502
Expenses
Management fee	$14,171,337
Distribution and/or service fees	3,520,674
Shareholder servicing costs	213,267
Administrative services fee	294,392
Independent Trustees’ compensation	41,573
Custodian fee	515,100
Shareholder communications	225,910
Auditing fees	52,055
Legal fees	30,721
Miscellaneous	108,699
Total expenses		$19,173,728
Fees paid indirectly	(796)
Reduction of expenses by investment adviser	(8,175)
Net expenses		$19,164,757
Net investment income		$68,837,745
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$123,485,987
Foreign currency transactions	7,651,112
Net realized gain (loss) on investments and foreign currency transactions		$131,137,099
Change in unrealized appreciation (depreciation)
Investments	$(85,977,929)
Translation of assets and liabilities in foreign currencies	7,004,412
Net unrealized gain (loss) on investments and foreign currency translation		$(78,973,517)
Net realized and unrealized gain (loss) on investments and foreign currency		$52,163,582
Change in net assets from operations		$121,001,327

See Notes to Financial Statements

11

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$68,837,745	$57,761,335
Net realized gain (loss) on investments and foreign currency transactions	131,137,099	74,636,945
Net unrealized gain (loss) on investments and foreign currency translation	(78,973,517)	92,299,866
Change in net assets from operations	$121,001,327	$224,698,146
Distributions declared to shareholders
From net investment income	$(60,160,403)	$(53,910,218)
Change in net assets from fund share transactions	$52,904,945	$(68,416,700)
Total change in net assets	$113,745,869	$102,371,228
Net assets
At beginning of period	1,876,958,040	1,774,586,812
At end of period (including undistributed net investment income of $77,201,799 and $60,153,580, respectively)	$1,990,703,909	$1,876,958,040

See Notes to Financial Statements

12

MFS Utilities Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$25.27	$22.92	$18.21	$34.48	$29.27
Income (loss) from investment operations
Net investment income (d)	$0.97	$0.79	$0.80	$0.73	$0.71
Net realized and unrealized gain (loss) on investments and foreign currency	0.70	2.29	4.90	(11.97)	7.10
Total from investment operations	$1.67	$3.08	$5.70	$(11.24)	$7.81
Less distributions declared to shareholders
From net investment income	$(0.86)	$(0.73)	$(0.99)	$(0.44)	$(0.32)
From net realized gain on investments	—	—	—	(4.59)	(2.28)
Total distributions declared to shareholders	$(0.86)	$(0.73)	$(0.99)	$(5.03)	$(2.60)
Net asset value, end of period (x)	$26.08	$25.27	$22.92	$18.21	$34.48
Total return (%) (k)(r)(s)(x)	6.78	13.81	33.44	(37.77)	27.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.81	0.83	0.84	0.85
Expenses after expense reductions (f)	0.80	0.81	0.83	0.81	0.82
Net investment income	3.71	3.47	4.11	2.76	2.22
Portfolio turnover	53	56	70	68	84
Net assets at end of period (000 omitted)	$532,447	$541,653	$564,822	$495,297	$969,404

See Notes to Financial Statements

13

MFS Utilities Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$24.95	$22.65	$17.98	$34.11	$29.01
Income (loss) from investment operations
Net investment income (d)	$0.89	$0.73	$0.73	$0.66	$0.62
Net realized and unrealized gain (loss) on investments and foreign currency	0.70	2.25	4.86	(11.82)	7.03
Total from investment operations	$1.59	$2.98	$5.59	$(11.16)	$7.65
Less distributions declared to shareholders
From net investment income	$(0.81)	$(0.68)	$(0.92)	$(0.38)	$(0.27)
From net realized gain on investments	—	—	—	(4.59)	(2.28)
Total distributions declared to shareholders	$(0.81)	$(0.68)	$(0.92)	$(4.97)	$(2.55)
Net asset value, end of period (x)	$25.73	$24.95	$22.65	$17.98	$34.11
Total return (%) (k)(r)(s)(x)	6.51	13.51	33.09	(37.91)	27.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.06	1.08	1.09	1.10
Expenses after expense reductions (f)	1.05	1.06	1.07	1.06	1.07
Net investment income	3.45	3.23	3.83	2.54	1.96
Portfolio turnover	53	56	70	68	84
Net assets at end of period (000 omitted)	$1,458,257	$1,335,305	$1,209,765	$992,502	$1,715,446

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Utilities Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign

15

MFS Utilities Series

Notes to Financial Statements – continued

markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,249,335,710	$—	$—	$1,249,335,710
Brazil	163,018,130	—	—	163,018,130
United Kingdom	80,277,031	—	—	80,277,031
Portugal	48,554,719	18,039,610	—	66,594,329
Spain	—	51,074,645	—	51,074,645
Germany	10,409,819	40,559,966	—	50,969,785
Czech Republic	38,755,832	—	—	38,755,832
Chile	36,947,934	—	—	36,947,934
Israel	32,184,402	—	—	32,184,402
Other Countries	32,837,000	86,792,804	—	119,629,804
Corporate Bonds	—	35,237,843	—	35,237,843
Commercial Mortgage-Backed Securites	—	8,959	—	8,959
Mutual Funds	80,166,542	—	—	80,166,542
Total Investments	$1,772,487,119	$231,713,827	$—	$2,004,200,946

Other Financial Instruments
Forward Foreign Currency Exchange	$—	$6,976,780	$—	$6,976,780

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

16

MFS Utilities Series

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$8,070,794	$(1,094,014)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Foreign Currency Transactions
Foreign Exchange	$9,606,569

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$7,071,522

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to

17

MFS Utilities Series

Notes to Financial Statements – continued

counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$60,160,403	$53,910,218

18

MFS Utilities Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$1,975,304,091
Gross appreciation	206,009,875
Gross depreciation	(177,113,020)
Net unrealized appreciation (depreciation)	$28,896,855
Undistributed ordinary income	84,208,490
Capital loss carryforwards	(101,608,243)
Other temporary differences	(86,432)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/17	$(101,608,243)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$17,376,268	$17,038,959
Service Class	42,784,135	36,871,259
Total	$60,160,403	$53,910,218

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.73% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $211,358, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $1,909.

19

MFS Utilities Series

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0151% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $17,336 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $8,175, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $1,083,161,946 and $1,027,300,302, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,930,246	$51,018,561	1,843,606	$42,047,040
Service Class	7,808,390	201,808,348	5,744,719	129,754,840
	9,738,636	$252,826,909	7,588,325	$171,801,880
Shares issued to shareholders in reinvestment of distributions
Initial Class	697,562	$17,376,268	752,272	$17,038,959
Service Class	1,739,192	42,784,135	1,646,038	36,871,259
	2,436,754	$60,160,403	2,398,310	$53,910,218
Shares reacquired
Initial Class	(3,642,984)	$(95,642,985)	(5,803,553)	$(131,670,247)
Service Class	(6,387,884)	(164,439,382)	(7,287,517)	(162,458,551)
	(10,030,868)	$(260,082,367)	(13,091,070)	$(294,128,798)
Net change
Initial Class	(1,015,176)	$(27,248,156)	(3,207,675)	$(72,584,248)
Service Class	3,159,698	80,153,101	103,240	4,167,548
	2,144,522	$52,904,945	(3,104,435)	$(68,416,700)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In

20

MFS Utilities Series

Notes to Financial Statements – continued

addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $15,037 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	28,020,520	471,558,953	(439,493,103)	60,086,370

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$30,688	$60,086,370

21

MFS Utilities Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Series as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

22

MFS Utilities Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

23

MFS Utilities Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

24

MFS Utilities Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Robert Persons Maura Shaughnessy

25

MFS Utilities Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

26

MFS Utilities Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

MFS Utilities Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 62.11% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

MFS® Investors Growth Stock Series

MFS® Variable Insurance Trust

ANNUAL REPORT

December 31, 2011

VGS-ANN

MFS® INVESTORS GROWTH STOCK SERIES

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Growth Stock Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Investors Growth Stock Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Oracle Corp.	4.0%
Apple, Inc.	3.9%
Danaher Corp.	3.8%
Google, Inc., “A”	3.7%
United Technologies Corp.	3.0%
PepsiCo, Inc.	2.9%
Colgate-Palmolive Co.	2.9%
Visa, Inc., “A”	2.8%
Schlumberger Ltd.	2.6%
Microchip Technology, Inc.	2.5%

Equity sectors
Technology	26.1%
Industrial Goods & Services	12.2%
Consumer Staples	11.4%
Health Care	11.0%
Financial Services	8.4%
Special Products & Services	7.9%
Retailing	7.3%
Energy	7.0%
Basic Materials	3.0%
Leisure	2.4%
Autos & Housing	1.8%
Transportation	0.5%

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Growth Stock Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Investors Growth Stock Series (the “fund”) provided a total return of 0.58%, while Service Class shares of the fund provided a total return of 0.37%. These compare with a return of 2.64% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Security selection in the health care sector detracted from the fund’s performance relative to the Russell 1000 Growth Index. The fund’s ownership in shares of life sciences supply company Thermo Fisher Scientific (b) held back relative results. Shares of the company declined as management lowered its full-year guidance due to sluggishness in the academic and government markets. Its share price underperformance also reflected concerns about the potential for a more significant slowdown in its European business.

Security selection in the retailing sector also dampened relative performance. No individual securities within this sector were among the fund’s top relative detractors for the reporting period.

Elsewhere, the fund’s underweight position in shares of integrated oil and gas company Exxon Mobil held back performance as the stock outperformed the benchmark during the reporting period. Shares of Exxon Mobil, along with most energy companies, benefited as oil prices increased during the period. The company also reported positive earnings results, with very strong returns and cash flow generation which continued to support its dividend and share repurchase program. The fund’s ownership in shares of enterprise software products maker Oracle, computer products and services provider Hewlett-Packard, financial exchange operator CME Group (b), electrical components manufacturer Sensata Technologies (b), multi-industrial company Johnson Controls, and index data provider MSCI also dampened relative results. Not holding shares of strong-performing tobacco company Philip Morris and fast food company McDonald’s also hurt relative results.

Contributors to Performance

Security selection in the technology sector contributed to relative returns led by the fund’s ownership in shares of semiconductor manufacturers Microchip Technology and semiconductor equipment provider ASML Holding (b). Shares of ASML rose late in the period as the company benefited from increased order volume, system sales, and improving trends.

A combination of security selection and an underweight position in the basic materials sector also supported positive relative results. Not holding shares of precious metal company Freeport-McMoRan boosted relative performance as the stock underperformed the benchmark. Shares declined as workers from the company’s Indonesia mining site went on strike causing decreased production and increased costs during the reporting period. Additionally, concerns over slowing growth in China weighed on the stock.

3

MFS Investors Growth Stock Series

Management Review – continued

Elsewhere, the fund’s overweight positions in shares of global payments technology companies, Visa and MasterCard, household products company Colgate-Palmolive, facilities maintenance products supplier Grainger (h), management consulting firm Accenture, and athletic shoes and apparel manufacturer NIKE benefited relative performance. Not owning shares of poor-performing global automaker Ford also helped.

Respectfully,

Jeffrey Constantino

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Growth Stock Series

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/03/99	0.58%	2.11%	1.96%
Service Class	5/01/00	0.37%	1.84%	1.70%

Comparative benchmark
Russell 1000 Growth Index (f)		2.64%	2.50%	2.60%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Investors Growth Stock Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.80%	$1,000.00	$945.65	$3.92
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$944.04	$5.15
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Investors Growth Stock Series

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.0%
Aerospace – 3.7%
Precision Castparts Corp.	14,410	$2,374,621
United Technologies Corp.	135,770	9,923,429

		$12,298,050

Alcoholic Beverages – 0.8%
Diageo PLC	119,523	$2,610,734

Apparel Manufacturers – 2.7%
LVMH Moet Hennessy Louis Vuitton S.A.	22,414	$3,157,876
NIKE, Inc., “B”	60,790	5,858,332

		$9,016,208

Automotive – 1.8%
Johnson Controls, Inc.	188,770	$5,900,950

Broadcasting – 1.3%
Omnicom Group, Inc.	27,170	$1,211,239
Viacom, Inc., “B”	66,360	3,013,408

		$4,224,647

Brokerage & Asset Managers – 3.6%
Charles Schwab Corp.	276,160	$3,109,562
CME Group, Inc.	15,410	3,754,955
Franklin Resources, Inc.	52,710	5,063,323

		$11,927,840

Business Services – 7.9%
Accenture PLC, “A”	145,090	$7,723,141
Dun & Bradstreet Corp.	97,110	7,266,741
MSCI, Inc., “A” (a)	158,900	5,232,577
Verisk Analytics, Inc., “A” (a)	145,120	5,823,666

		$26,046,125

Cable TV – 1.1%
DIRECTV, “A” (a)	81,650	$3,491,354

Chemicals – 0.5%
Monsanto Co.	24,400	$1,709,708

Computer Software – 6.3%
Autodesk, Inc. (a)	136,240	$4,132,159
Check Point Software Technologies Ltd. (a)	60,480	3,177,619
Oracle Corp.	519,490	13,324,919

		$20,634,697

Computer Software – Systems – 8.7%
Apple, Inc. (a)	31,580	$12,789,900
EMC Corp. (a)	228,770	4,927,706
Hewlett-Packard Co.	133,630	3,442,309
International Business Machines Corp.	40,610	7,467,367

		$28,627,282

Consumer Products – 5.7%
Church & Dwight Co., Inc.	47,090	$2,154,838
Colgate-Palmolive Co.	103,410	9,554,050

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – continued
Procter & Gamble Co.	106,833	$7,126,829

		$18,835,717

Electrical Equipment – 8.5%
Amphenol Corp., “A”	108,130	$4,908,021
Danaher Corp.	268,610	12,635,414
Sensata Technologies Holding B.V. (a)	226,170	5,943,748
W.W. Grainger, Inc.	24,050	4,501,920

		$27,989,103

Electronics – 5.6%
ASML Holding N.V.	99,460	$4,156,433
Microchip Technology, Inc.	228,700	8,377,281
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	460,076	5,939,581

		$18,473,295

Energy – Independent – 1.1%
Occidental Petroleum Corp.	39,210	$3,673,977

Energy – Integrated – 2.0%
Chevron Corp.	21,950	$2,335,480
Exxon Mobil Corp.	50,250	4,259,190

		$6,594,670

Food & Beverages – 4.9%
Groupe Danone	72,423	$4,552,636
Mead Johnson Nutrition Co., “A”	29,240	2,009,665
PepsiCo, Inc.	144,590	9,593,547

		$16,155,848

Food & Drug Stores – 0.7%
CVS Caremark Corp.	53,803	$2,194,086

General Merchandise – 3.2%
Kohl’s Corp.	92,130	$4,546,616
Target Corp.	119,040	6,097,229

		$10,643,845

Internet – 4.3%
eBay, Inc. (a)	68,080	$2,064,866
Google, Inc., “A” (a)	18,830	12,162,297

		$14,227,163

Major Banks – 0.5%
Bank of New York Mellon Corp.	77,258	$1,538,207

Medical & Health Technology & Services – 1.9%
Medco Health Solutions, Inc. (a)	39,240	$2,193,516
Patterson Cos., Inc.	137,160	4,048,963

		$6,242,479

Medical Equipment – 6.8%
Becton, Dickinson & Co.	69,990	$5,229,653
DENTSPLY International, Inc.	76,330	2,670,787
Medtronic, Inc.	46,090	1,762,943

7

MFS Investors Growth Stock Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – continued
St. Jude Medical, Inc.	76,900	$2,637,670
Thermo Fisher Scientific, Inc. (a)	162,640	7,313,921
Waters Corp. (a)	37,030	2,742,072

		$22,357,046

Metals & Mining – 0.7%
BHP Billiton Ltd., ADR	32,500	$2,295,475

Network & Telecom – 1.2%
Cisco Systems, Inc.	213,730	$3,864,238

Oil Services – 3.9%
National Oilwell Varco, Inc.	63,650	$4,327,564
Schlumberger Ltd.	127,240	8,691,764

		$13,019,328

Other Banks & Diversified Financials – 4.3%
MasterCard, Inc., “A”	13,450	$5,014,429
Visa, Inc., “A”	89,380	9,074,751

		$14,089,180

Pharmaceuticals – 2.3%
Abbott Laboratories	42,840	$2,408,893
Allergan, Inc.	22,040	1,933,790
Johnson & Johnson	48,410	3,174,728

		$7,517,411

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Railroad & Shipping – 0.5%
Kuehne & Nagel, Inc. AG	15,100	$1,690,044

Specialty Chemicals – 1.8%
Praxair, Inc.	56,420	$6,031,298

Specialty Stores – 0.7%
Industria de Diseno Textil S.A.	26,411	$2,157,859

Total Common Stocks (Identified Cost, $301,379,795)		$326,077,864

MONEY MARKET FUNDS – 1.1%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	3,594,998	$3,594,998

Total Investments (Identified Cost, $304,974,793)		$329,672,862

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(479,015)

Net Assets – 100.0%		$329,193,847

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $301,379,795)	$326,077,864
Underlying affiliated funds, at cost and value	3,594,998
Total investments, at value (identified cost, $304,974,793)	$329,672,862
Cash	104,340
Receivables for
Fund shares sold	306,459
Interest and dividends	264,466
Other assets	4,296
Total assets		$330,352,423
Liabilities
Payable for fund shares reacquired	$1,087,717
Payable to affiliates
Investment adviser	20,849
Shareholder servicing costs	296
Distribution and/or service fees	5,184
Payable for independent Trustees’ compensation	15
Accrued expenses and other liabilities	44,515
Total liabilities		$1,158,576
Net assets		$329,193,847
Net assets consist of
Paid-in capital	$287,277,810
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	24,697,523
Accumulated net realized gain (loss) on investments and foreign currency transactions	16,277,694
Undistributed net investment income	940,820
Net assets		$329,193,847
Shares of beneficial interest outstanding		30,402,051

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$77,135,600	7,005,546	$11.01
Service Class	252,058,247	23,396,505	10.77

See Notes to Financial Statements

9

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Dividends	$4,528,252
Interest	14,902
Dividends from underlying affiliated funds	5,066
Foreign taxes withheld	(107,770)
Total investment income		$4,440,450
Expenses
Management fee	$2,586,145
Distribution and/or service fees	666,267
Shareholder servicing costs	38,109
Administrative services fee	60,378
Independent Trustees’ compensation	11,019
Custodian fee	44,866
Shareholder communications	22,631
Auditing fees	49,796
Legal fees	4,986
Miscellaneous	23,128
Total expenses		$3,507,325
Reduction of expenses by investment adviser	(1,468)
Net expenses		$3,505,857
Net investment income		$934,593
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$20,178,136
Foreign currency transactions	7,341
Net realized gain (loss) on investments and foreign currency transactions		$20,185,477
Change in unrealized appreciation (depreciation)
Investments	$(19,022,399)
Translation of assets and liabilities in foreign currencies	(3,597)
Net unrealized gain (loss) on investments and foreign currency translation		$(19,025,996)
Net realized and unrealized gain (loss) on investments and foreign currency		$1,159,481
Change in net assets from operations		$2,094,074

See Notes to Financial Statements

10

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$934,593	$1,123,346
Net realized gain (loss) on investments and foreign currency transactions	20,185,477	56,122,396
Net unrealized gain (loss) on investments and foreign currency translation	(19,025,996)	(20,715,958)
Change in net assets from operations	$2,094,074	$36,529,784
Distributions declared to shareholders
From net investment income	$(1,103,339)	$(1,540,410)
Change in net assets from fund share transactions	$(31,928,730)	$(173,907,368)
Total change in net assets	$(30,937,995)	$(138,917,994)
Net assets
At beginning of period	360,131,842	499,049,836
At end of period (including undistributed net investment income of $940,820 and $1,102,225, respectively)	$329,193,847	$360,131,842

See Notes to Financial Statements

11

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.01	$9.83	$7.10	$11.82	$10.65
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.05	$0.05	$0.06	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.01	1.17	2.74	(4.24)	1.16
Total from investment operations	$0.06	$1.22	$2.79	$(4.18)	$1.21
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.04)	$(0.06)	$(0.06)	$(0.04)
From net realized gain on investments	—	—	—	(0.48)	—
Total distributions declared to shareholders	$(0.06)	$(0.04)	$(0.06)	$(0.54)	$(0.04)
Net asset value, end of period (x)	$11.01	$11.01	$9.83	$7.10	$11.82
Total return (%) (k)(r)(s)(x)	0.58	12.47	39.55	(36.87)	11.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.88	0.86	0.85	0.86
Expenses after expense reductions (f)	0.82	0.88	0.86	0.85	0.86
Net investment income	0.46	0.49	0.63	0.60	0.47
Portfolio turnover	28	44	50	50	63
Net assets at end of period (000 omitted)	$77,136	$83,355	$93,011	$75,444	$148,096

See Notes to Financial Statements

12

MFS Investors Growth Stock Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.76	$9.62	$6.95	$11.57	$10.43
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.02	$0.03	$0.03	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.02	1.15	2.68	(4.14)	1.13
Total from investment operations	$0.04	$1.17	$2.71	$(4.11)	$1.15
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.03)	$(0.04)	$(0.03)	$(0.01)
From net realized gain on investments	—	—	—	(0.48)	—
Total distributions declared to shareholders	$(0.03)	$(0.03)	$(0.04)	$(0.51)	$(0.01)
Net asset value, end of period (x)	$10.77	$10.76	$9.62	$6.95	$11.57
Total return (%) (k)(r)(s)(x)	0.37	12.15	39.10	(36.98)	11.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.12	1.11	1.10	1.11
Expenses after expense reductions (f)	1.07	1.12	1.11	1.10	1.11
Net investment income	0.21	0.23	0.38	0.35	0.22
Portfolio turnover	28	44	50	50	63
Net assets at end of period (000 omitted)	$252,058	$276,777	$406,039	$178,256	$297,186

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Investors Growth Stock Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Growth Stock Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$296,339,607	$—	$—	$296,339,607
France	4,552,636	3,157,876	—	7,710,512
Taiwan	5,939,581	—	—	5,939,581
Netherlands	4,156,433	—	—	4,156,433
Israel	3,177,619	—	—	3,177,619
United Kingdom	2,610,734	—	—	2,610,734
Australia	2,295,475	—	—	2,295,475
Spain	—	2,157,859	—	2,157,859
Switzerland	—	1,690,044	—	1,690,044
Mutual Funds	3,594,998	—	—	3,594,998
Total Investments	$322,667,083	$7,005,779	$—	$329,672,862

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

15

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2011, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$1,103,339	$1,540,410

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$305,465,922
Gross appreciation	41,860,412
Gross depreciation	(17,653,472)
Net unrealized appreciation (depreciation)	$24,206,940
Undistributed ordinary income	3,579,474
Undistributed long-term capital gain	14,130,169
Other temporary differences	(546)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$414,685	$384,738
Service Class	688,654	1,155,672
Total	$1,103,339	$1,540,410

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

16

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $37,345, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $764.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0175% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,070 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,468, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $97,224,080 and $127,808,150, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,666,762	$18,718,772	269,399	$2,657,412
Service Class	2,190,395	23,821,491	2,893,154	27,830,907
	3,857,157	$42,540,263	3,162,553	$30,488,319

17

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	38,719	$414,685	37,066	$384,738
Service Class	65,649	688,654	113,635	1,155,672
	104,368	$1,103,339	150,701	$1,540,410
Shares reacquired
Initial Class	(2,273,982)	$(25,426,763)	(2,191,471)	$(21,583,137)
Service Class	(4,575,756)	(50,145,569)	(19,478,141)	(184,352,960)
	(6,849,738)	$(75,572,332)	(21,669,612)	$(205,936,097)
Net change
Initial Class	(568,501)	$(6,293,306)	(1,885,006)	$(18,540,987)
Service Class	(2,319,712)	(25,635,424)	(16,471,352)	(155,366,381)
	(2,888,213)	$(31,928,730)	(18,356,358)	$(173,907,368)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $2,673 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,378,230	59,379,564	(60,162,796)	3,594,998

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,066	$3,594,998

18

MFS Investors Growth Stock Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Investors Growth Stock Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Growth Stock Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Growth Stock Series as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

19

MFS Investors Growth Stock Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

20

MFS Investors Growth Stock Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

21

MFS Investors Growth Stock Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Jeffrey Constantino

22

MFS Investors Growth Stock Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

23

MFS Investors Growth Stock Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS Investors Growth Stock Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS® Global Equity Series

MFS® Variable Insurance Trust

ANNUAL REPORT

December 31, 2011

VGE-ANN

MFS® GLOBAL EQUITY SERIES

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Equity Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the
United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S.
debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and
Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Equity Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings

Nestle S.A.

3.3%

Linde AG

3.3%

Walt Disney Co.

2.8%

Reckitt Benckiser Group PLC

2.4%

Heineken N.V.

2.4%

Diageo PLC

2.4%

Honeywell International, Inc.

2.0%

Oracle Corp.

1.9%

Groupe Danone

1.9%

State Street Corp.

1.9%

Equity sectors

Consumer Staples

20.4%

Financial Services

14.0%

Health Care

11.6%

Basic Materials

9.7%

Retailing

9.5%

Technology

8.6%

Industrial Goods & Services

7.1%

Leisure

6.1%

Transportation

3.8%

Special Products & Services

3.4%

Energy

3.0%

Autos & Housing

1.3%

Utilities & Communications

0.3%

Issuer country weightings (x)

United States

46.9%

United Kingdom

10.5%

France

9.9%

Switzerland

8.9%

Germany

7.4%

Japan

4.6%

Netherlands

4.2%

Sweden

1.8%

Canada

1.8%

Other Countries

4.0%

Currency exposure weightings (y)

United States Dollar

49.4%

Euro

22.1%

British Pound Sterling

10.5%

Swiss Franc

8.9%

Japanese Yen

4.6%

Swedish Krona

1.8%

South Korean Won

1.4%

Danish Krone

0.5%

Czech Koruna

0.5%

Other Currencies

0.3%

(x)
Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.

(y)
Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 12/31/11.

The portfolio
is actively managed and current holdings may be different.

2

MFS Global Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Global Equity Series (the “fund”) provided a total return of –4.32%, while Service Class shares of the fund provided a total return of –4.53%. These compare with a return of –5.02% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S.
fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Contributors to Performance

Stock selection in
the basic materials sector, and a combination of stock selection and an underweight position in the autos & housing sector, contributed to performance relative to the MSCI World Index. No individual securities within either sector were among the fund’s top relative contributors for the reporting period.

An overweight allocation to the
consumer staples sector also supported relative performance. The fund’s overweight positions in alcoholic beverage producer Diageo (United Kingdom), household products company Colgate-Palmolive (United States), and food company J.M.
Smucker (h) (United States) boosted relative performance. Shares of Diageo appreciated significantly in the second half of 2011 after management reported a 5% increase in full-year operating profit and forecasted a medium-term goal of 6%
organic revenue growth.

Elsewhere, the fund’s ownership in shares of global payments technology company Visa (United States) and railroad company Canadian National Railway (Canada) benefited relative performance. Shares of Canadian National Railway rose as the company reported earnings that exceeded expectations as its operating ratio (a measure of the railroad’s efficiency) came in much better-than-expected, while pricing and volumes remained steady at healthy levels. Not holding shares of poor-performing financial services firms, Bank of America (United States) and Citigroup (United States), also contributed to relative results as both stocks underperformed the benchmark. During the reporting period, Europe’s mounting sovereign debt crisis put downward pressure on the shares of most financial companies. The fund’s overweight positions in German pharmaceutical company Merck KGaA, management consulting firm Accenture (Ireland), and athletic shoes and apparel manufacturer NIKE (United States) also helped relative results.

Detractors from Performance

Security selection in the health care sector, and an underweight position in the utilities & communications sector, detracted from relative performance. No individual securities within either sector were among the fund’s top relative detractors for the reporting period.

Elsewhere, the fund’s overweight positions in Austrian financial services company Erste Group Bank, global financial services provider Bank of New
York Mellon (United States), and investment banking firm Goldman Sachs Group (United States) dampened relative performance. Not owning shares of strong-performing integrated oil and gas company Exxon Mobil (United States) and computer and personal electronics maker Apple (United States) also hurt relative results. Shares of Exxon Mobil, along with most energy companies, benefited as oil prices increased during the period. The company also reported positive earnings results, with very strong returns and cash flow generation which continued to support its dividend and share repurchase program. Shares of Apple climbed throughout the reporting period as the company benefited from record iPhone and iPad sales.

Stocks in other sectors that were among the fund’s top relative detractors included French electrical distribution equipment manufacturer Schneider Electric and banking and treasury management firm ICICI Bank (b) (India). Not holding strong-

3

MFS Global Equity Series

Management Review – continued

performing diversified technology products and services company International Business Machines (IBM) also hindered relative results as the stock outperformed the benchmark during the reporting period. Additionally, holdings of Brazilian financial services firm Banco Santander (Brasil) (b) and paint and specialty chemical manufacturer Akzo Nobel (Netherlands) weighed on relative returns.

During the reporting period, the fund’s currency exposure, resulting primarily from holdings of foreign currency denominated securities, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

David Mannheim

Roger Morley

Portfolio Manager

Portfolio Manager

(b)
Security is not a benchmark constituent.

(h)
Security was not held in the fund at period end.

The views
expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio.
References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results.
Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class

Class inception date

1-yr

5-yr

10-yr

Initial Class

5/03/99

(4.32)%

0.52%

6.24%

Service Class

5/01/00

(4.53)%

0.29%

6.01%

Comparative benchmark

MSCI World Index (f)

(5.02)%

(1.82)%

4.15%

(f)
Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to
time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share
class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class

Annualized Expense Ratio

Beginning Account Value 7/01/11

Ending Account Value 12/31/11

Expenses Paid During Period (p) 7/01/11-12/31/11

Initial Class

Actual

1.15%

$1,000.00

$887.24

$5.47

Hypothetical (h)

1.15%

$1,000.00

$1,019.41

$5.85

Service Class

Actual

1.40%

$1,000.00

$886.43

$6.66

Hypothetical (h)

1.40%

$1,000.00

$1,018.15

$7.12

(h)
5% class return per year before expenses.

(p)
Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Global Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund.
It is categorized by broad-based asset classes.

Issuer

Shares/Par

Value ($)

COMMON STOCKS – 98.8%

Aerospace – 3.4%

Honeywell International, Inc.

14,110

$
766,879

United Technologies Corp.

7,020

513,092

$
1,279,971

Alcoholic Beverages – 6.5%

Carlsberg A.S., “B”

2,841

$
200,339

Diageo PLC

41,173

899,340

Heineken N.V.

19,874

917,492

Pernod Ricard S.A.

5,102

472,221

$
2,489,392

Apparel Manufacturers – 4.2%

Burberry Group PLC

7,359

$
134,672

Compagnie Financiere Richemont S.A.

7,936

399,599

LVMH Moet Hennessy Louis Vuitton S.A.

4,969

700,075

NIKE, Inc., “B”

3,780

364,279

$
1,598,625

Automotive – 0.3%

Harley-Davidson, Inc.

3,040

$
118,165

Broadcasting – 5.4%

Omnicom Group, Inc.

11,860

$
528,719

Walt Disney Co.

28,090

1,053,375

WPP Group PLC

44,341

463,066

$
2,045,160

Brokerage & Asset Managers – 0.6%

Deutsche Boerse AG (a)

4,669

$
244,796

Business Services – 3.1%

Accenture PLC, “A”

13,290

$
707,427

Brenntag AG

353

32,793

Compass Group PLC

47,960

454,105

$
1,194,325

Chemicals – 2.1%

3M Co.

8,470

$
692,253

Givaudan S.A.

113

107,252

$
799,505

Computer Software – 3.4%

Autodesk, Inc. (a)

7,970

$
241,730

Dassault Systems S.A.

3,717

297,928

Oracle Corp.

28,890

741,029

$
1,280,687

Computer Software – Systems – 1.1%

Canon, Inc.

9,400

$
416,448

Conglomerates – 0.3%

Smiths Group PLC

7,743

$
109,524

Construction – 1.0%

Sherwin-Williams Co.

4,290

$
382,968

Issuer

Shares/Par

Value ($)

COMMON STOCKS – continued

Consumer Products – 6.7%

Beiersdorf AG

2,599

$
147,400

Colgate-Palmolive Co.

6,020

556,188

Procter & Gamble Co.

6,333

422,474

Reckitt Benckiser Group PLC

18,747

923,821

Svenska Cellulosa Aktiebolaget

33,436

495,560

$
2,545,443

Electrical Equipment – 3.7%

Amphenol Corp., “A”

6,830

$
310,014

Legrand S.A.

15,363

492,161

Rockwell Automation, Inc.

1,360

99,783

Schneider Electric S.A.

9,634

503,481

$
1,405,439

Electronics – 2.9%

Hoya Corp.

16,300

$
351,116

Microchip Technology, Inc.

5,700

208,791

Samsung Electronics Co. Ltd.

577

529,918

$
1,089,825

Energy – Independent – 0.9%

INPEX Corp.

53

$
333,961

Energy – Integrated – 0.4%

Royal Dutch Shell PLC, “A”

4,214

$
153,283

Food & Beverages – 7.2%

Dr Pepper Snapple Group, Inc.

7,420

$
292,942

Groupe Danone

11,501

722,973

J.M. Smucker Co.

4,625

361,536

Nestle S.A.

21,802

1,251,714

PepsiCo, Inc.

1,720

114,122

$
2,743,287

Food & Drug Stores – 2.5%

Lawson, Inc.

2,400

$
149,825

Tesco PLC

43,364

271,701

Walgreen Co.

16,450

543,837

$
965,363

Gaming & Lodging – 0.7%

Ladbrokes PLC

45,152

$
91,157

William Hill PLC

53,445

167,906

$
259,063

General Merchandise – 1.2%

Target Corp.

8,980

$
459,956

Insurance – 1.2%

AXA

15,192

$
195,786

Swiss Re Ltd.

5,161

263,023

$
458,809

Major Banks – 6.8%

Bank of New York Mellon Corp.

25,660

$
510,891

Erste Group Bank AG

8,506

148,977

7

MFS Global Equity Series

Portfolio of Investments – continued

Issuer

Shares/Par

Value ($)

COMMON STOCKS – continued

Major Banks – continued

Goldman Sachs Group, Inc.

3,790

$
342,730

Julius Baer Group Ltd.

10,369

403,271

Standard Chartered PLC

21,775

474,097

State Street Corp.

17,780

716,712

$
2,596,678

Medical Equipment – 7.0%

DENTSPLY International, Inc.

9,220

$
322,608

Medtronic, Inc.

16,810

642,983

Sonova Holding AG

2,047

214,115

St. Jude Medical, Inc.

15,280

524,104

Thermo Fisher Scientific, Inc. (a)

13,000

584,610

Waters Corp. (a)

5,250

388,763

$
2,677,183

Network & Telecom – 1.2%

Cisco Systems, Inc.

24,610

$
444,949

Oil Services – 1.7%

National Oilwell Varco, Inc.

5,470

$
371,905

Schlumberger Ltd.

4,180

285,536

$
657,441

Other Banks & Diversified Financials – 5.4%

Aeon Credit Service Co. Ltd.

8,700

$
137,446

American Express Co.

7,910

373,115

Banco Santander Brasil S.A., ADR

21,830

177,696

Credicorp Ltd.

790

86,481

ICICI Bank Ltd.

8,743

112,718

Komercni Banka A.S.

1,094

184,395

UBS AG (a)

27,679

329,449

Visa, Inc., “A”

6,460

655,884

$
2,057,184

Pharmaceuticals – 4.6%

Bayer AG

10,417

$
666,021

Johnson & Johnson

4,570

299,701

Merck KGaA

4,757

474,254

Roche Holding AG

1,801

304,581

$
1,744,557

Railroad & Shipping – 2.1%

Canadian National Railway Co.

8,664

$
680,644

Kuehne & Nagel, Inc. AG

910

101,850

$
782,494

Issuer

Shares/Par

Value ($)

COMMON STOCKS – continued

Specialty Chemicals – 7.6%

Akzo Nobel N.V.

11,247

$
541,149

L’Air Liquide S.A.

3,053

377,709

Linde AG

8,332

1,239,586

Praxair, Inc.

3,470

370,943

Shin-Etsu Chemical Co. Ltd.

7,600

374,224

$
2,903,611

Specialty Stores – 1.6%

Hennes & Mauritz AB, “B”

6,420

$
205,989

Sally Beauty Holdings, Inc. (a)

8,740

184,676

Urban Outfitters, Inc. (a)

8,050

221,858

$
612,523

Trucking – 1.7%

United Parcel Service, Inc., “B”

9,020

$
660,174

Utilities – Electric Power – 0.3%

Red Electrica de Espana

2,290

$
97,711

Total Common Stocks (Identified Cost, $36,636,656)

$
37,608,500

MONEY MARKET FUNDS – 0.0%

MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)

22

$
22

Total Investments (Identified Cost, $36,636,678)

$
37,608,522

OTHER ASSETS, LESS LIABILITIES – 1.2%

457,877

Net Assets – 100.0%

$
38,066,399

(a)

Non-income producing security.

(v)

Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR

American Depository Receipt

PLC

Public Limited Company

See Notes to Financial Statements

8

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11

Assets

Investments –

Non-affiliated issuers, at value (identified cost, $36,636,656)

$37,608,500

Underlying affiliated funds, at cost and value

22

Total investments, at value (identified cost, $36,636,678)

$37,608,522

Receivables for

Investments sold

506,549

Fund shares sold

8,045

Interest and dividends

67,492

Receivable from investment adviser

5,987

Other assets

763

Total assets

$38,197,358

Liabilities

Payable to custodian

$22,676

Payable for fund shares reacquired

70,744

Payable to affiliates

Shareholder servicing costs

46

Distribution and/or service fees

54

Payable for independent Trustees’ compensation

7

Accrued expenses and other liabilities

37,432

Total liabilities

$130,959

Net assets

$38,066,399

Net assets consist of

Paid-in capital

$35,863,595

Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies

971,737

Accumulated net realized gain (loss) on investments and foreign currency transactions

787,161

Undistributed net investment income

443,906

Net assets

$38,066,399

Shares of beneficial interest outstanding

2,995,562

Net assets

Shares outstanding

Net asset value per share

Initial Class

$35,426,427

2,787,297

$12.71

Service Class

2,639,972

208,265

12.68

See Notes to Financial Statements

9

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11

Net investment income

Income

Dividends

$985,094

Interest

11,672

Dividends from underlying affiliated funds

497

Foreign taxes withheld

(64,299
)

Total investment income

$932,964

Expenses

Management fee

$418,399

Distribution and/or service fees

6,906

Shareholder servicing costs

4,761

Administrative services fee

17,500

Independent Trustees’ compensation

1,459

Custodian fee

38,960

Shareholder communications

36,372

Auditing fees

52,646

Legal fees

736

Miscellaneous

13,260

Total expenses

$590,999

Fees paid indirectly

(1
)

Reduction of expenses by investment adviser

(102,256
)

Net expenses

$488,742

Net investment income

$444,222

  Realized and unrealized gain (loss) on investments and foreign currency transactions

Realized gain (loss) (identified cost basis)

Investment transactions (net of $79 country tax)

$1,468,316

Foreign currency transactions

1,377

Net realized gain (loss) on investments and foreign currency transactions

$1,469,693

Change in unrealized appreciation (depreciation)

Investments (net of $7,296 decrease in deferred country tax)

$(3,781,466
)

Translation of assets and liabilities in foreign currencies

(3,504
)

Net unrealized gain (loss) on investments and foreign currency translation

$(3,784,970
)

Net realized and unrealized gain (loss) on investments and foreign currency

$(2,315,277
)

Change in net assets from operations

$(1,871,055
)

See Notes to Financial Statements

10

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31

2011

2010

Change in net assets

From operations

Net investment income

$444,222

$347,329

Net realized gain (loss) on investments and foreign currency transactions

1,469,693

1,783,785

Net unrealized gain (loss) on investments and foreign currency translation

(3,784,970
)

2,560,351

Change in net assets from operations

$(1,871,055
)

$4,691,465

Distributions declared to shareholders

From net investment income

$(340,420
)

$(401,053
)

Change in net assets from fund share transactions

$(2,161,876
)

$(3,517,283
)

Total change in net assets

$(4,373,351
)

$773,129

Net assets

At beginning of period

42,439,750

41,666,621

  At end of period (including undistributed net investment income of $443,906 and $338,806, respectively)

$38,066,399

$42,439,750

See Notes to Financial Statements

11

MFS Global Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

Years ended 12/31

2011

2010

2009

2008

2007

Net asset value, beginning of period

$13.40

$12.04

$9.36

$15.47

$15.45

Income (loss) from investment operations

Net investment income (d)

$0.14

$0.11

$0.12

$0.20

$0.13

Net realized and unrealized gain (loss) on investments and foreign currency

(0.72
)

1.37

2.78

(5.01
)

1.22

Total from investment operations

$(0.58
)

$1.48

$2.90

$(4.81
)

$1.35

Less distributions declared to shareholders

From net investment income

$(0.11
)

$(0.12
)

$(0.22
)

$(0.14
)

$(0.32
)

From net realized gain on investments

—

—

—

(1.16
)

(1.01
)

Total distributions declared to shareholders

$(0.11
)

$(0.12
)

$(0.22
)

$(1.30
)

$(1.33
)

Net asset value, end of period (x)

$12.71

$13.40

$12.04

$9.36

$15.47

Total return (%) (k)(r)(s)(x)

(4.32
)

12.36

31.98

(33.77
)

9.19

Ratios (%) (to average net assets) and Supplemental data:

Expenses before expense reductions (f)

1.40

1.38

1.52

1.36

1.41

Expenses after expense reductions (f)

1.15

1.15

1.15

1.15

1.15

Net investment income

1.08

0.88

1.18

1.61

0.88

Portfolio turnover

15

18

23

28

38

Net assets at end of period (000 omitted)

$35,426

$39,966

$39,418

$33,523

$56,246

Service Class

Years ended 12/31

2011

2010

2009

2008

2007

Net asset value, beginning of period

$13.37

$12.03

$9.35

$15.47

$15.47

Income (loss) from investment operations

Net investment income (d)

$0.11

$0.08

$0.08

$0.16

$0.09

Net realized and unrealized gain (loss) on investments and foreign currency

(0.71
)

1.36

2.81

(5.01
)

1.23

Total from investment operations

$(0.60
)

$1.44

$2.89

$(4.85
)

$1.32

Less distributions declared to shareholders

From net investment income

$(0.09
)

$(0.10
)

$(0.21
)

$(0.11
)

$(0.31
)

From net realized gain on investments

—

—

—

(1.16
)

(1.01
)

Total distributions declared to shareholders

$(0.09
)

$(0.10
)

$(0.21
)

$(1.27
)

$(1.32
)

Net asset value, end of period (x)

$12.68

$13.37

$12.03

$9.35

$15.47

Total return (%) (k)(r)(s)(x)

(4.53
)

12.05

31.80

(33.97
)

8.97

Ratios (%) (to average net assets) and Supplemental data:

Expenses before expense reductions (f)

1.65

1.63

1.75

1.60

1.65

Expenses after expense reductions (f)

1.40

1.40

1.40

1.40

1.40

Net investment income

0.83

0.64

0.82

1.32

0.60

Portfolio turnover

15

18

23

28

38

Net assets at end of period (000 omitted)

$2,640

$2,474

$2,248

$695

$628

(d)
Per share data is based on average shares outstanding.

(f)
Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)
The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)
Certain expenses have been reduced without which performance would have been lower.

(s)
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)
The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Global Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)

Business and Organization

MFS Global Equity Series
(the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)

Significant Accounting Policies

General
– The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about
Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the

13

MFS Global Equity Series

Notes to Financial Statements – continued

fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value

Level 1

Level 2

Level 3

Total

Equity Securities:

United States

$17,381,696

$—

$—

$17,381,696

United Kingdom

1,262,198

2,727,190

—

3,989,388

France

1,398,611

2,363,724

—

3,762,335

Switzerland

806,586

2,568,267

—

3,374,853

Germany

2,772,057

32,793

—

2,804,850

Japan

1,763,019

—

—

1,763,019

Netherlands

—

1,611,924

—

1,611,924

Sweden

495,560

205,996

—

701,556

Canada

680,644

—

—

680,644

Other Countries

1,291,547

246,688

—

1,538,235

Mutual Funds

22

—

—

22

Total Investments

$27,851,940

$9,756,582

$—

$37,608,522

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $9,415,943 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $416,448 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses.
That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the
“Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

14

MFS Global Equity Series

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational
documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis.
Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax
differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

12/31/11

12/31/10

Ordinary income (including any short-term capital gains)

$340,420

$401,053

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11

Cost of investments

$36,748,045

Gross appreciation

5,388,637

Gross depreciation

(4,528,160
)

Net unrealized appreciation (depreciation)

$860,477

Undistributed ordinary income

444,459

Undistributed long-term capital gain

898,528

Other temporary differences

(660
)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

From net investment income

Year ended 12/31/11

Year ended 12/31/10

Initial Class

$321,125

$380,540

Service Class

19,295

20,513

Total

$340,420

$401,053

15

MFS Global Equity Series

Notes to Financial Statements – continued

(3)

Transactions with Affiliates

Investment Adviser
– The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets

1.00%

Average daily net assets in excess of $1 billion

0.90%

Effective May 1, 2011, the investment adviser has agreed in writing to reduce its management fee to 0.90% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2013. This management fee reduction amounted to $27,568, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.93% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.15% of average daily net assets for the Initial Class shares and 1.40% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2013. For the year ended December 31, 2011, this reduction amounted to $74,508 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund
Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $4,534, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $227.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of
$17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0418% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other –
This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were
$374 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $180, which is shown as a reduction of total expenses in the
Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

16

MFS Global Equity Series

Notes to Financial Statements – continued

(4)

Portfolio Securities

Purchases and sales of
investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $6,337,343 and $8,525,196, respectively.

(5)

Shares of Beneficial Interest

The fund’s
Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Year ended 12/31/11

Year ended 12/31/10

Shares

Amount

Shares

Amount

Shares sold

Initial Class

494,836

$6,720,060

304,450

$3,649,601

Service Class

121,174

1,633,337

66,276

803,097

616,010

$8,353,397

370,726

$4,452,698

Shares issued to shareholders in reinvestment of distributions

Initial Class

24,951

$321,125

30,516

$380,540

Service Class

1,503

19,295

1,646

20,513

26,454

$340,420

32,162

$401,053

Shares reacquired

Initial Class

(715,295
)

$(9,536,607
)

(625,414
)

$(7,517,887
)

Service Class

(99,504
)

(1,319,086
)

(69,781
)

(853,147
)

(814,799
)

$(10,855,693
)

(695,195
)

$(8,371,034
)

Net change

Initial Class

(195,508
)

$(2,495,422
)

(290,448
)

$(3,487,746
)

Service Class

23,173

333,546

(1,859
)

(29,537
)

(172,335
)

$(2,161,876
)

(292,307
)

$(3,517,283
)

(6)

Line of Credit

The fund and certain other funds
managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $329 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)

Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds

Beginning Shares/Par Amount

Acquisitions Shares/Par Amount

Dispositions Shares/Par Amount

Ending Shares/Par Amount

MFS Institutional Money Market Portfolio

71,174

8,799,952

(8,871,104
)

22

Underlying Affiliated Funds

Realized Gain (Loss)

Capital Gain Distributions

Dividend Income

Ending Value

MFS Institutional Money Market Portfolio

$—

$—

$497

$22

17

MFS Global Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the
Shareholders of

MFS Global Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Equity Series (the “Fund”) (one of the series comprising MFS Variable
Insurance Trust) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
MFS Global Equity Series as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE &
TOUCHE LLP

Boston, Massachusetts

February 15, 2012

18

MFS Global Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1,
2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age

  Position(s) Held
with Fund

Trustee/Officer Since (h)

  Principal Occupations During the Past Five
Years

Other Directorships (j)

INTERESTED TRUSTEES

  Robert J. Manning (k)
(age 48)

Trustee

February 2004

Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

N/A

INDEPENDENT TRUSTEES

  David H. Gunning   (age
69)

Trustee and Chair of Trustees

January 2004

Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)

Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining),
Director (until 2008)

  Robert E. Butler   (age
70)

Trustee

January 2006

Consultant – investment company industry regulatory and compliance matters

N/A

  Maureen R. Goldfarb   (age
56)

Trustee

January 2009

Private investor

N/A

  William R. Gutow   (age
70)

Trustee

December 1993

Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman

Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

  Michael Hegarty   (age
67)

Trustee

December 2004

Private investor

N/A

  John P. Kavanaugh   (age
57)

Trustee

January 2009

Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus
Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

N/A

  J. Dale Sherratt   (age
73)

Trustee

June 1989

Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

N/A

  Laurie J. Thomsen   (age
54)

Trustee

March 2005

Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

The Travelers Companies (property and casualty insurance), Director

  Robert W. Uek   (age
70)

Trustee

January 2006

Consultant to investment company industry

N/A

OFFICERS

  John M. Corcoran (k)   (age
46)

President

October 2008

Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until
September 2008)

N/A

Christopher R. Bohane (k) (age 38)

Assistant Secretary and Assistant Clerk

July 2005

Massachusetts Financial Services Company, Vice President and Senior Counsel

N/A

  Kino Clark (k)   (age
43)

Assistant Treasurer

January 2012

Massachusetts Financial Services Company, Assistant Vice President

N/A

19

MFS Global Equity Series

Trustees and Officers – continued

Name, Age

  Position(s) Held
with Fund

Trustee/Officer Since (h)

  Principal Occupations During the Past Five
Years

Other Directorships (j)

  Ethan D. Corey (k)   (age
48)

Assistant Secretary and Assistant Clerk

July 2005

Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

N/A

  David L. DiLorenzo (k)
(age 43)

Treasurer

July 2005

Massachusetts Financial Services Company, Vice President

N/A

  Robyn L. Griffin   (age
36)

Assistant Independent Chief Compliance Officer

August 2008

Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant
Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).

N/A

  Brian E. Langenfeld (k)
(age 38)

Assistant Secretary and Assistant Clerk

June 2006

Massachusetts Financial Services Company, Vice President and Senior Counsel

N/A

  Ellen Moynihan (k)   (age
54)

Assistant Treasurer

April 1997

Massachusetts Financial Services Company, Senior Vice President

N/A

  Susan S. Newton (k)   (age
61)

Assistant Secretary and Assistant Clerk

May 2005

Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

N/A

  Susan A. Pereira (k)   (age
41)

Assistant Secretary and Assistant Clerk

July 2005

Massachusetts Financial Services Company, Vice President and Senior Counsel

N/A

  Mark N. Polebaum (k)   (age
59)

Secretary and Clerk

January 2006

Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary

N/A

  Frank L. Tarantino   (age
67)

Independent Chief Compliance Officer

June 2004

Tarantino LLC (provider of compliance services), Principal

N/A

  Richard S. Weitzel (k)
(age 41)

Assistant Secretary and Assistant Clerk

October 2007

Massachusetts Financial Services Company, Vice President and Assistant General Counsel

N/A

  James O. Yost (k)   (age
51)

Deputy Treasurer

September 1990

Massachusetts Financial Services Company, Senior Vice President

N/A

(h)
Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from
December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost
served as Assistant Treasurers of the Funds.

(j)
Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)
“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

20

MFS Global Equity Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

  Investment Adviser   Massachusetts Financial
Services Company 500 Boylston Street, Boston, MA 02116-3741

  Custodian   State Street Bank and
Trust 1 Lincoln Street, Boston, MA 02111-2900

  Distributor   MFS Fund Distributors,
Inc. 500 Boylston Street, Boston, MA 02116-3741

  Independent Registered Public Accounting Firm
 Deloitte & Touche LLP   200 Berkeley Street, Boston, MA
02116

  Portfolio Managers   David
Mannheim Roger Morley

21

MFS Global Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of
Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in
July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS
Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the
Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of
MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the
Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel

22

MFS Global Equity Series

Board Review of Investment Advisory Agreement – continued

during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In
assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee and that MFS currently observes an expense limitation for the Fund, each of which may not be changed with the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. However, such breakpoint is not applicable because the Fund is currently subject to the advisory fee reduction described above. Accordingly, the Trustees determined not to recommend any advisory fee breakpoint changes at this time. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information
prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other
factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial
Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.
The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The
Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors
that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

23

MFS Global Equity Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission
(the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time
to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 69.44% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $524,660. The fund intends to pass through foreign tax credits of $43,744 for the fiscal year.

24

rev. 3/11

FACTS

WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.
Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we
do.

What?

The types of personal
information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal
information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information

Does MFS share?

Can you limit this sharing?

  For our everyday business purposes
–   such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

Yes

No

  For our marketing purposes –
to offer our products and services to you

No

We don’t share

For joint marketing with other financial companies

No

We don’t share

  For our affiliates’ everyday business purposes
– information about your transactions and experiences

No

We don’t share

  For our affiliates’ everyday business purposes
– information about your creditworthiness

No

We don’t share

For nonaffiliates to market to you

No

We don’t share

Questions?

Call 800-225-2606 or go to mfs.com.

25

Who we are

Who is providing this notice?

MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors,
Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do

How does MFS
protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.

How does MFS collect my personal information?

We collect your personal information, for example,
when you

• open an account or
provide account information

• direct us to buy securities or direct us to sell your
securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit
only

• sharing for
affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control.
They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates

  Companies not related by common ownership or
control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.

Joint Marketing

  A formal agreement between nonaffiliated financial
companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information

If you own an MFS product or receive an
MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS® Total Return Series

MFS® Variable Insurance Trust

ANNUAL REPORT

December 31, 2011

VTR-ANN

MFS® TOTAL RETURN SERIES

The report is prepared for the general information of
contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO
BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the
United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S.
debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Total Return Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)

U.S. Treasury Notes, 3.75%, 2018

2.6%

Fannie Mae, 5.5%, 30 Years

2.2%

Philip Morris International Inc.

2.2%

JP Morgan Chase & Co.

1.9%

Exxon Mobil Corp.

1.9%

U.S. Treasury Notes, 4.5%, 2039

1.8%

Lockhead Martin Corp.

1.7%

Johnson & Johnson

1.5%

United Technologies

1.4%

AT&T Inc.

1.3%

Composition including fixed income credit quality (a)(i)

AAA

1.7%

AA

1.5%

A

3.3%

BBB

5.3%

BB

0.2%

CC

0.1%

C (o)

0.0%

D (o)

0.0%

U.S. Government

13.0%

Federal Agencies

13.5%

Not Rated

0.1%

Non-Fixed Income

60.3%

Cash & Other

1.0%

Equity sectors

Financial Services

12.2%

Health Care

7.2%

Energy

6.9%

Consumer Staples

6.8%

Industrial Goods & Services

6.6%

Utilities & Communications

4.7%

Technology

3.8%

Leisure

3.6%

Basic Materials

2.9%

Retailing

2.8%

Autos & Housing

1.4%

Special Products & Services

0.9%

Transportation

0.5%

Fixed income sectors (i)

U.S. Treasury Securities

13.0%

Mortgage-Backed Securities

12.6%

High Grade Corporates

8.8%

Commercial Mortgage-Backed Securities

1.5%

U.S. Government Agencies

0.9%

Non-U.S. Government Bonds

0.8%

Emerging Markets Bonds

0.6%

Collateralized Debt Obligations

0.2%

Asset-Backed Securities

0.2%

High Yield Corporates

0.1%

(a)
For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and
Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.

(i)
For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

2

MFS Total Return Series

Portfolio Composition – continued

(o)
Less than 0.1%.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

3

MFS Total Return Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Total Return Series (the “fund”) provided a total return of 1.77%, while Service Class shares of the fund provided a total return of 1.58%. These compare with returns of 2.11% and 7.84% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Barclays Capital U.S. Aggregate Bond Index,
respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of 4.69%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Early in the period, the U.S.
Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply.
As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as investors more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Within the equity portion of the fund, an overweight position and stock selection in the financial services sector held back performance relative to the S&P 500 Index. The fund’s holdings of financial services firms, Goldman Sachs, Bank of New York Mellon, MetLife, JPMorgan Chase, and Bank of America, weakened relative performance as all five stocks underperformed the benchmark.
Financial firms faced downward pressure during the period amidst a weakening economic environment and increased concerns regarding the European sovereign debt crisis.

Stock selection in the retailing, health care, and energy sectors also negatively impacted relative performance. There were no individual stocks within either the retailing or health care sectors that were among the fund’s top relative detractors for the reporting period. Within the energy sector, holdings of oil and gas exploration and production company Apache and offshore drilling contractor
Transocean (b) hindered relative performance.

Elsewhere, holdings of toy maker Hasbro and global automaker General
Motors (b), as well as not holding strong-performing computer and personal electronics maker Apple, weighed on relative results.

Within
the fixed income portion of the fund, the fund’s greater exposure to the banking and financial sectors detracted from performance relative to the Barclays Capital U.S. Aggregate Bond Index. Bonds in both sectors underperformed over the reporting period as Europe’s mounting sovereign debt crisis put downward pressure on the shares of most financial companies.

The fund’s greater exposure to “BBB” rated (r) securities was another detractor from relative performance.

Contributors to Performance

Within the equity portion of the fund, stock selection in the industrial goods & services sector benefited relative returns. The fund’s overweight allocation to defense contractor Lockheed Martin aided relative results as the stock outperformed the S&P 500 Index.

A combination of an overweight position and stock selection in the consumer staples sector was another positive factor for relative performance. Holdings of tobacco company Phillip Morris International and alcoholic beverage producer Diageo (b) (United Kingdom) were among the top relative contributors as both stocks turned in strong performance over the reporting period. Shares of Philip Morris rose as the company reported strong earnings results near the end of the reporting period in addition to its solid return of capital to shareholders via both dividends and share repurchases. Diageo’s stock appreciated

4

MFS Total Return Series

Management Review – continued

significantly in the second half of 2011 after management reported a 5% increase in full-year operating profit and forecasted a medium-term goal of 6% organic revenue growth.

Elsewhere, the fund’s holdings of pharmaceutical and medical products maker Abbott Laboratories and voice and data communications services company Vodafone Group (b) (United Kingdom) boosted relative performance. Not holding poor-performing financial services firm Citigroup, global automaker Ford Motor, precious metals company Freeport-McMoRan, and global investment banking firm Morgan Stanley also positively impacted relative performance. Additionally, the timing of the fund’s ownership in shares of global consulting and outsourcing company Accenture (h) supported relative results.

Within the fixed income portion of the fund, the fund’s return from yield, which was greater than that of the Barclays Capital U.S. Aggregate Bond
Index, benefited relative returns. Bond selection within the financial, agency, and municipal sectors, as well as the fund’s positioning in mortgage-backed securities, were also positive factors for relative performance.

Respectfully,

Nevin Chitkara

William Douglas

Steven Gorham

Richard Hawkins

Portfolio Manager

Portfolio Manager

Portfolio Manager

Portfolio Manager

Joshua Marston

Brooks Taylor

Portfolio Manager

Portfolio Manager

Note to Contract Owners: Michael Roberge is no longer a co-manager of the fund.

(b)
Security is not a benchmark constituent.

(h)
Security was not held in the fund at period end.

(r)
Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade.
The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

MFS Total Return Series

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results.
Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class

Class inception date

1-yr

5-yr

10-yr

Initial Class

1/03/95

1.77%

1.38%

4.23%

Service Class

5/01/00

1.58%

1.14%

3.98%

Comparative benchmarks

Standard & Poor’s 500 Stock Index (f)

2.11%

(0.25)%

2.92%

Barclays Capital U.S. Aggregate Bond Index (f)

7.84%

6.50%

5.78%

MFS Total Return Blended Index (f)(x)

4.69%

2.84%

4.40%

(f)
Source: FactSet Research Systems Inc.

(x)
MFS Total Return Blended Index consists of 60% Standard & Poor’s 500 Stock Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Benchmark Definitions

Barclays Capital U.S.
Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market
capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to
invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

6

MFS Total Return Series

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

MFS Total Return Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share
class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class

Annualized Expense Ratio

Beginning Account Value 7/01/11

  Ending
Account Value 12/31/11

Expenses Paid During Period (p) 7/01/11-12/31/11

Initial Class

Actual

0.78%

$1,000.00

$976.99

$3.89

Hypothetical (h)

0.78%

$1,000.00

$1,021.27

$3.97

Service Class

Actual

1.03%

$1,000.00

$976.23

$5.13

Hypothetical (h)

1.03%

$1,000.00

$1,020.01

$5.24

(h)
5% class return per year before expenses.

(p)
Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

8

MFS Total Return Series

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund.
It is categorized by broad-based asset classes.

Issuer

Shares/Par

Value ($)

COMMON STOCKS – 60.1%

Aerospace – 4.5%

Honeywell International, Inc.

362,470

$
19,700,245

Huntington Ingalls Industries, Inc. (a)

25,409

794,794

Lockheed Martin Corp.

522,083

42,236,515

Northrop Grumman Corp.

151,027

8,832,059

Precision Castparts Corp.

27,130

4,470,753

United Technologies Corp.

450,590

32,933,623

$
108,967,989

Alcoholic Beverages – 0.8%

Diageo PLC

925,940

$
20,225,257

Automotive – 0.6%

General Motors Co. (a)

132,700

$
2,689,829

Johnson Controls, Inc.

373,540

11,676,860

$
14,366,689

Broadcasting – 2.2%

Omnicom Group, Inc.

328,070

$
14,625,361

Viacom, Inc., “B”

419,570

19,052,674

Walt Disney Co.

546,860

20,507,250

$
54,185,285

Brokerage & Asset Managers – 0.9%

Blackrock, Inc.

74,280

$
13,239,667

Franklin Resources, Inc.

91,035

8,744,822

$
21,984,489

Business Services – 0.9%

Accenture PLC, “A”

275,610

$
14,670,720

Dun & Bradstreet Corp.

56,250

4,209,188

Fiserv, Inc. (a)

37,820

2,221,547

$
21,101,455

Cable TV – 0.6%

Comcast Corp., “Special A”

612,480

$
14,430,029

Chemicals – 2.1%

3M Co.

273,020

$
22,313,925

Celanese Corp.

141,260

6,253,580

E.I. du Pont de Nemours & Co.

128,420

5,879,068

PPG Industries, Inc.

204,850

17,102,927

$
51,549,500

Computer Software – 1.4%

Check Point Software Technologies Ltd. (a)

85,950

$
4,515,813

Microsoft Corp.

145,820

3,785,487

Oracle Corp.

1,022,032

26,215,121

$
34,516,421

Computer Software – Systems – 1.2%

Hewlett-Packard Co.

201,391

$
5,187,832

International Business Machines Corp.

130,180

23,937,498

$
29,125,330

Issuer

Shares/Par

Value ($)

COMMON STOCKS – continued

Construction – 0.7%

Sherwin-Williams Co.

68,870

$
6,148,025

Stanley Black & Decker, Inc.

146,729

9,918,880

$
16,066,905

Consumer Products – 0.8%

Procter & Gamble Co.

237,211

$
15,824,346

Reckitt Benckiser Group PLC

74,103

3,651,672

$
19,476,018

Electrical Equipment – 1.5%

Danaher Corp.

529,010

$
24,884,630

Tyco International Ltd.

228,240

10,661,090

$
35,545,720

Electronics – 0.7%

ASML Holding N.V.

137,581

$
5,749,510

Intel Corp.

297,898

7,224,027

Microchip Technology, Inc.

114,180

4,182,413

$
17,155,950

Energy – Independent – 2.9%

Anadarko Petroleum Corp.

76,390

$
5,830,849

Apache Corp.

280,660

25,422,183

EOG Resources, Inc.

41,680

4,105,897

EQT Corp.

87,920

4,817,137

Noble Energy, Inc.

93,500

8,825,465

Occidental Petroleum Corp.

241,950

22,670,715

$
71,672,246

Energy – Integrated – 3.5%

Chevron Corp.

288,702

$
30,717,893

Exxon Mobil Corp.

533,362

45,207,763

Hess Corp.

143,040

8,124,672

$
84,050,328

Engineering – Construction – 0.2%

Fluor Corp.

116,530

$
5,855,633

Food & Beverages – 2.6%

General Mills, Inc.

309,250

$
12,496,793

Groupe Danone

88,545

5,566,093

J.M. Smucker Co.

9,795

765,675

Kellogg Co.

74,887

3,787,036

Nestle S.A.

373,715

21,456,030

PepsiCo, Inc.

300,700

19,951,445

$
64,023,072

Food & Drug Stores – 1.0%

CVS Caremark Corp.

340,850

$
13,899,863

Kroger Co.

172,730

4,183,521

Walgreen Co.

209,310

6,919,789

$
25,003,173

9

MFS Total Return Series

Portfolio of Investments – continued

Issuer

Shares/Par

Value ($)

COMMON STOCKS – continued

General Merchandise – 1.2%

Kohl’s Corp.

205,000

$
10,116,750

Target Corp.

393,270

20,143,289

$
30,260,039

Health Maintenance Organizations – 0.1%

Aetna, Inc.

87,060

$
3,673,061

Insurance – 4.0%

ACE Ltd.

264,190

$
18,525,003

Aon Corp.

299,650

14,023,620

Chubb Corp.

87,150

6,032,523

MetLife, Inc.

724,360

22,585,545

Prudential Financial, Inc.

389,850

19,539,282

Travelers Cos., Inc.

295,280

17,471,718

$
98,177,691

Leisure & Toys – 0.5%

Hasbro, Inc.

358,770

$
11,441,175

Machinery & Tools – 0.4%

Eaton Corp.

208,090

$
9,058,158

Major Banks – 6.3%

Bank of America Corp.

1,929,000

$
10,725,240

Bank of New York Mellon Corp.

1,121,862

22,336,272

Goldman Sachs Group, Inc.

266,970

24,142,097

JPMorgan Chase & Co.

1,367,744

45,477,488

PNC Financial Services Group, Inc.

172,520

9,949,228

State Street Corp.

347,300

13,999,663

SunTrust Banks, Inc.

90,650

1,604,505

Wells Fargo & Co.

924,980

25,492,449

$
153,726,942

Medical & Health Technology & Services – 0.4%

AmerisourceBergen Corp.

113,150

$
4,208,049

Quest Diagnostics, Inc.

76,830

4,460,750

$
8,668,799

Medical Equipment – 2.3%

Becton, Dickinson & Co.

154,160

$
11,518,835

Covidien PLC

139,300

6,269,893

Medtronic, Inc.

415,630

15,897,848

St. Jude Medical, Inc.

279,340

9,581,362

Thermo Fisher Scientific, Inc. (a)

285,950

12,859,172

$
56,127,110

Metals & Mining – 0.1%

Cliffs Natural Resources, Inc.

39,820

$
2,482,777

Natural Gas – Pipeline – 0.5%

Kinder Morgan, Inc. (l)

77,370

$
2,488,993

Williams Cos., Inc. (a)

259,928

7,020,655

WPX Energy, Inc. (a)

86,641

1,574,267

$
11,083,915

Network & Telecom – 0.5%

Cisco Systems, Inc.

635,110

$
11,482,789

Oil Services – 0.5%

Schlumberger Ltd.

48,380

$
3,304,838

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – continued
Transocean, Inc.	207,710	$7,973,987

		$11,278,825

Other Banks & Diversified Financials – 1.0%
MasterCard, Inc., “A”	12,310	$4,589,414
TCF Financial Corp.	202,650	2,091,348
Visa, Inc., “A”	81,590	8,283,833
Western Union Co.	340,350	6,214,791
Zions Bancorporation	180,950	2,945,866

		$24,125,252

Pharmaceuticals – 4.4%
Abbott Laboratories	471,420	$26,507,947
Bayer AG	51,479	3,291,360
Johnson & Johnson	545,750	35,790,285
Merck & Co., Inc.	129,750	4,891,575
Pfizer, Inc.	1,482,316	32,077,318
Roche Holding AG	24,311	4,111,418

		$106,669,903

Printing & Publishing – 0.1%
Moody’s Corp.	97,560	$3,285,821

Railroad & Shipping – 0.3%
Canadian National Railway Co.	56,050	$4,403,288
Union Pacific Corp.	28,710	3,041,537

		$7,444,825

Restaurants – 0.2%
McDonald’s Corp.	36,700	$3,682,111

Specialty Chemicals – 0.7%
Air Products & Chemicals, Inc.	182,360	$15,535,248
Airgas, Inc.	25,470	1,988,698

		$17,523,946

Specialty Stores – 0.6%
Advance Auto Parts, Inc.	105,810	$7,367,550
Staples, Inc.	491,660	6,829,157

		$14,196,707

Telecommunications – Wireless – 0.8%
Vodafone Group PLC	7,182,640	$19,955,651

Telephone Services – 1.5%
AT&T, Inc.	1,060,994	$32,084,459
CenturyLink, Inc.	112,311	4,177,969

		$36,262,428

Tobacco – 2.6%
Altria Group, Inc.	196,803	$5,835,209
Philip Morris International, Inc.	683,110	53,610,473
Reynolds American, Inc.	72,380	2,997,980

		$62,443,662

Trucking – 0.2%
United Parcel Service, Inc., “B”	80,770	$5,911,556

Utilities – Electric Power – 1.8%
American Electric Power Co., Inc.	152,330	$6,292,752

10

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
Exelon Corp.	87,060	$3,775,792
NRG Energy, Inc. (a)	187,220	3,392,426
PG&E Corp.	238,030	9,811,597
PPL Corp.	339,090	9,976,028
Public Service Enterprise Group, Inc.	307,250	10,142,323

		$43,390,918

Total Common Stocks (Identified Cost, $1,440,877,628)		$1,461,655,550

BONDS – 38.4%
Agency – Other – 0.1%
Financing Corp., 9.65%, 2018	$740,000	$1,104,768

Asset-Backed & Securitized – 1.9%
Anthracite Ltd., “A”, CDO, FRN, 0.743%, 2017 (n)	$2,546,586	$2,368,325
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.893%, 2040 (z)	2,090,291	1,191,031
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	2,144,927	2,127,767
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	4,124,280	4,374,430
Credit Suisse Mortgage Capital Certificate, FRN, 5.695%, 2040	3,818,128	3,983,594
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	1,383,195	899,532
Greenwich Capital Commercial Funding Corp., 5.475%, 2039	5,978,000	5,614,801
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	2,485,000	2,572,176
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.948%, 2037	2,548,000	2,649,630
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.215%, 2041	2,550,000	2,727,755
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	3,155,262	3,470,930
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.986%, 2051	5,259,422	5,595,746
Merrill Lynch Mortgage Trust, FRN, “A3”, 5.833%, 2050	808,563	842,643
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.742%, 2050	3,818,128	4,038,144
Morgan Stanley Capital I, Inc., FRN, 0.983%, 2030 (i)(n)	2,669,387	71,817
Residential Asset Mortgage Products, Inc., FRN, 4.97%, 2034	526,596	525,055
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	2,164,000	1,237,224
Spirit Master Funding LLC, 5.05%, 2023 (z)	1,849,786	1,705,873

		$45,996,473

Automotive – 0.2%
Toyota Motor Credit Corp., 3.2%, 2015	$1,430,000	$1,504,097
Toyota Motor Credit Corp., 3.4%, 2021	2,050,000	2,112,736

		$3,616,833

Issuer	Shares/Par	Value ($)

BONDS – continued
Broadcasting – 0.1%
Hearst-Argyle Television, Inc., 7.5%, 2027	$1,871,000	$1,344,613
News America, Inc., 8.5%, 2025	1,586,000	1,947,088

		$3,291,701

Cable TV – 0.4%
Cox Communications, Inc., 4.625%, 2013	$2,949,000	$3,108,730
DIRECTV Holdings LLC, 4.6%, 2021	2,930,000	3,046,465
Time Warner Entertainment Co. LP, 8.375%, 2033	3,421,000	4,483,977

		$10,639,172

Conglomerates – 0.1%
Kennametal, Inc., 7.2%, 2012	$2,140,000	$2,197,564

Defense Electronics – 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$1,074,000	$1,154,776

Emerging Market Quasi-Sovereign – 0.2%
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	$746,000	$757,597
Petrobras International Finance Co., 6.75%, 2041	637,000	731,998
Petroleos Mexicanos, 8%, 2019	1,753,000	2,186,868
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	2,106,297	2,253,738

		$5,930,201

Emerging Market Sovereign – 0.2%
Republic of Peru, 7.35%, 2025	$184,000	$243,800
Russian Federation, 3.625%, 2015 (z)	5,000,000	5,025,000

		$5,268,800

Energy – Independent – 0.1%
Anadarko Petroleum Corp., 6.45%, 2036	$3,000,000	$3,420,303

Energy – Integrated – 0.5%
BP Capital Markets PLC, 4.5%, 2020	$683,000	$752,236
BP Capital Markets PLC, 4.742%, 2021	1,966,000	2,226,798
Hess Corp., 8.125%, 2019	700,000	898,564
Husky Energy, Inc., 5.9%, 2014	1,758,000	1,910,717
Husky Energy, Inc., 7.25%, 2019	1,793,000	2,194,123
Petro-Canada, 6.05%, 2018	3,647,000	4,293,139

		$12,275,577

Financial Institutions – 0.1%
General Electric Capital Corp., 5.45%, 2013	$1,963,000	$2,053,812

Food & Beverages – 0.4%
Anheuser-Busch InBev Worldwide, Inc., 8%, 2039	$2,330,000	$3,610,431
Miller Brewing Co., 5.5%, 2013 (n)	5,763,000	6,143,352

		$9,753,783

Food & Drug Stores – 0.1%
CVS Caremark Corp., 6.125%, 2016	$2,078,000	$2,420,230

Gaming & Lodging – 0.1%
Wyndham Worldwide Corp., 6%, 2016	$1,997,000	$2,153,565

11

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – 0.2%
MetLife, Inc., 4.75%, 2021	$740,000	$800,527
Metropolitan Life Global Funding I, 5.125%, 2013 (n)	1,200,000	1,253,560
Metropolitan Life Global Funding I, 5.125%, 2014 (n)	1,060,000	1,141,332
Prudential Financial, Inc., 6.625%, 2040	980,000	1,082,604

		$4,278,023

Insurance – Property & Casualty – 0.2%
Chubb Corp., 6.375% to 2017, FRN to 2067	$3,516,000	$3,472,050
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2062 (n)	243,000	228,420
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	990,000	891,000

		$4,591,470

International Market Quasi-Sovereign – 0.7%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$1,228,000	$1,288,721
ING Bank N.V., 3.9%, 2014 (n)	2,900,000	3,059,538
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)	3,600,000	3,148,474
KFW International Finance, Inc., 4.875%, 2019	2,980,000	3,541,611
Royal Bank of Scotland Group PLC, 2.625%, 2012 (n)	5,190,000	5,223,595
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	1,664,000	1,702,891

		$17,964,830

Local Authorities – 0.1%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 2040	$2,405,000	$3,448,722

Machinery & Tools – 0.2%
Atlas Copco AB, 5.6%, 2017 (n)	$3,117,000	$3,527,256

Major Banks – 1.8%
ABN Amro Bank N.V., FRN, 2.198%, 2014 (n)	$4,710,000	$4,593,795
Bank of America Corp., 7.375%, 2014	1,160,000	1,202,756
Bank of America Corp., 5.49%, 2019	2,160,000	1,861,728
Bank of America Corp., 7.625%, 2019	1,640,000	1,696,116
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	1,042,000	726,795
Commonwealth Bank of Australia, 5%, 2019 (n)	1,620,000	1,718,073
Credit Suisse New York, 5.5%, 2014	3,360,000	3,492,451
Goldman Sachs Group, Inc., 5.625%, 2017	2,680,000	2,627,987
HSBC USA, Inc., 4.875%, 2020	1,700,000	1,577,491
JPMorgan Chase & Co., 6.3%, 2019	2,760,000	3,126,075
JPMorgan Chase Capital XXII, 6.45%, 2087	1,295,000	1,295,000
JPMorgan Chase Capital XXVII, 7%, 2039	339,000	341,119
Merrill Lynch & Co., Inc., 6.15%, 2013	2,480,000	2,503,235
Morgan Stanley, 6.625%, 2018	1,980,000	1,955,137
PNC Funding Corp., 5.625%, 2017	2,078,000	2,262,682

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Royal Bank of Scotland PLC, 6.125%, 2021	$2,780,000	$2,742,551
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	3,820,000	2,874,760
Wachovia Corp., 5.25%, 2014	7,433,000	7,840,128

		$44,437,879

Medical & Health Technology & Services – 0.2%
CareFusion Corp., 6.375%, 2019	$2,550,000	$3,011,165
Hospira, Inc., 6.05%, 2017	1,927,000	2,127,420

		$5,138,585

Metals & Mining – 0.2%
ArcelorMittal, 9.85%, 2019	$1,278,000	$1,421,412
ArcelorMittal, 5.25%, 2020	1,400,000	1,271,287
Vale Overseas Ltd., 4.625%, 2020	669,000	691,816
Vale Overseas Ltd., 6.875%, 2039	525,000	601,335

		$3,985,850

Mortgage-Backed – 12.5%
Fannie Mae, 4.719%, 2012	$1,244,217	$1,255,040
Fannie Mae, 4.01%, 2013	225,368	232,301
Fannie Mae, 4.021%, 2013	1,005,663	1,039,484
Fannie Mae, 4.767%, 2013	121,131	123,995
Fannie Mae, 4.845%, 2013	399,816	413,989
Fannie Mae, 5.371%, 2013	765,397	784,700
Fannie Mae, 4.563%, 2014	992,826	1,051,640
Fannie Mae, 4.842%, 2014	1,693,326	1,798,510
Fannie Mae, 4.873%, 2014	881,453	918,461
Fannie Mae, 4.94%, 2015	379,000	413,419
Fannie Mae, 5.19%, 2015	409,927	449,975
Fannie Mae, 5.27%, 2016	1,111,069	1,230,271
Fannie Mae, 5.662%, 2016	312,698	352,571
Fannie Mae, 5.725%, 2016	700,342	774,965
Fannie Mae, 5.45%, 2017	781,507	871,645
Fannie Mae, 5.5%, 2017 - 2038	55,140,773	60,210,353
Fannie Mae, 6%, 2017 - 2037	28,693,921	31,829,892
Fannie Mae, 2.578%, 2018	1,545,000	1,566,501
Fannie Mae, 3.8%, 2018	332,260	359,257
Fannie Mae, 3.849%, 2018	393,691	427,875
Fannie Mae, 3.91%, 2018	485,230	526,476
Fannie Mae, 4.5%, 2018 - 2041	11,691,900	12,502,277
Fannie Mae, 5%, 2018 - 2041	29,518,830	31,928,627
Fannie Mae, 5.37%, 2018	1,740,000	1,967,451
Fannie Mae, 4.6%, 2019	316,000	355,657
Fannie Mae, 4.88%, 2020	930,112	1,018,806
Fannie Mae, 7.5%, 2030 - 2032	225,775	270,030
Fannie Mae, 6.5%, 2031 - 2037	7,690,694	8,683,578
Freddie Mac, 6%, 2016 - 2037	14,422,828	15,953,352
Freddie Mac, 3.882%, 2017	839,798	917,476
Freddie Mac, 5%, 2017 - 2039	20,844,644	22,518,148
Freddie Mac, 2.412%, 2018 (n)	1,226,000	1,244,582
Freddie Mac, 3.154%, 2018	274,000	288,547
Freddie Mac, 4.5%, 2018 - 2035	8,680,948	9,222,828
Freddie Mac, 5.085%, 2019	2,793,000	3,206,196
Freddie Mac, 5.5%, 2019 - 2037	9,467,073	10,334,021

12

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 3.808%, 2020	$2,402,000	$2,606,979
Freddie Mac, 4%, 2024	3,961,779	4,159,139
Freddie Mac, 6.5%, 2034 - 2038	4,952,782	5,593,117
Freddie Mac, 4%, 2040 - 2041	14,617,103	15,352,894
Ginnie Mae, 6%, 2032 - 2038	5,641,728	6,419,587
Ginnie Mae, 4.5%, 2033 - 2041	13,272,717	14,573,422
Ginnie Mae, 5.5%, 2033 - 2035	6,468,616	7,300,632
Ginnie Mae, 5%, 2034 - 2039	11,914,434	13,218,271
Ginnie Mae, 4%, 2041	7,536,175	8,075,247

		$304,342,184

Natural Gas – Pipeline – 0.2%
Enterprise Products Operating LLC, 6.5%, 2019	$1,953,000	$2,274,239
Kinder Morgan Energy Partners LP, 7.4%, 2031	219,000	261,682
Kinder Morgan Energy Partners LP, 7.75%, 2032	1,000,000	1,239,216
Spectra Energy Capital LLC, 8%, 2019	1,694,000	2,131,757

		$5,906,894

Network & Telecom – 0.2%
BellSouth Corp., 6.55%, 2034	$2,642,000	$3,144,960
Telecom Italia Capital, 5.25%, 2013	2,176,000	2,090,231

		$5,235,191

Other Banks & Diversified Financials – 1.0%
American Express Co., 5.5%, 2016	$2,287,000	$2,520,722
Banco Bradesco S.A., 6.75%, 2019 (n)	1,391,000	1,523,145
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	1,100,000	996,881
Capital One Financial Corp., 6.15%, 2016	2,872,000	2,988,408
Citigroup, Inc., 5%, 2014	2,679,000	2,651,428
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	3,021,000	2,726,996
HSBC Holdings PLC, 5.1%, 2021	1,568,000	1,666,146
Nordea Bank AB, 4.875%, 2021 (z)	1,880,000	1,921,584
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	862,000	777,524
Svenska Handelsbanken AB, 4.875%, 2014 (n)	3,040,000	3,163,153
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	4,418,000	3,738,733

		$24,674,720

Pharmaceuticals – 0.3%
Roche Holdings, Inc., 6%, 2019 (n)	$3,007,000	$3,654,747
Teva Pharmaceutical Finance IV LLC, 3.65%, 2021	2,950,000	3,000,548

		$6,655,295

Real Estate – 0.6%
Boston Properties, Inc., REIT, 5%, 2015	$1,871,000	$2,026,239
HCP, Inc., REIT, 5.375%, 2021	1,703,000	1,785,400
HRPT Properties Trust, REIT, 6.25%, 2016	3,320,000	3,520,013
HRPT Properties Trust, REIT, 6.65%, 2018	1,620,000	1,732,200

Issuer	Shares/Par	Value ($)

BONDS – continued
Real Estate – continued
Kimco Realty Corp., REIT, 6%, 2012	$936,000	$963,275
Simon Property Group, Inc., REIT, 5.875%, 2017	1,880,000	2,147,253
WEA Finance LLC, REIT, 6.75%, 2019 (n)	837,000	933,545
WEA Finance LLC, REIT, 4.625%, 2021 (n)	2,300,000	2,257,436

		$15,365,361

Retailers – 0.3%
Home Depot, Inc., 5.95%, 2041	$643,000	$829,593
Limited Brands, Inc., 5.25%, 2014	779,000	810,160
Wal-Mart Stores, Inc., 5.25%, 2035	5,106,000	6,107,741

		$7,747,494

Specialty Chemicals – 0.0%
Ecolab, Inc., 5.5%, 2041	$410,000	$454,338

Supermarkets – 0.1%
Kroger Co., 5%, 2013	$1,045,000	$1,093,227

Supranational – 0.1%
Asian Development Bank, 2.75%, 2014	$2,220,000	$2,331,992

Telecommunications – Wireless – 0.3%
Crown Castle Towers LLC, 6.113%, 2020 (n)	$1,605,000	$1,770,859
Crown Castle Towers LLC, 4.883%, 2020 (n)	830,000	848,289
Rogers Communications, Inc., 6.8%, 2018	3,340,000	4,068,601

		$6,687,749

Transportation – Services – 0.1%
Erac USA Finance Co., 7%, 2037 (n)	$2,572,000	$3,094,306

U.S. Government Agencies and Equivalents – 0.9%
Freddie Mac, 4.625%, 2012	$13,500,000	$13,986,122
Small Business Administration, 4.77%, 2024	563,083	615,109
Small Business Administration, 5.18%, 2024	970,807	1,070,341
Small Business Administration, 4.99%, 2024	944,866	1,037,890
Small Business Administration, 5.11%, 2025	3,836,846	4,238,809

		$20,948,271

U.S. Treasury Obligations – 12.9%
U.S. Treasury Bonds, 2%, 2013	$4,762,000	$4,919,184
U.S. Treasury Bonds, 8.5%, 2020	3,204,000	4,927,903
U.S. Treasury Bonds, 8%, 2021	366,000	572,047
U.S. Treasury Bonds, 6%, 2026	278,000	400,668
U.S. Treasury Bonds, 6.75%, 2026	2,129,000	3,287,642
U.S. Treasury Bonds, 5.25%, 2029	7,300,000	10,085,403
U.S. Treasury Bonds, 5.375%, 2031	6,095,000	8,687,277
U.S. Treasury Bonds, 4.5%, 2036	3,417,000	4,471,466
U.S. Treasury Bonds, 5%, 2037	6,508,000	9,156,958
U.S. Treasury Bonds, 4.5%, 2039	32,317,400	42,744,803
U.S. Treasury Notes, 1.375%, 2012	13,751,000	13,884,756
U.S. Treasury Notes, 1.375%, 2013	15,539,000	15,732,025
U.S. Treasury Notes, 1.375%, 2013	23,897,000	24,237,723

13

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 3.5%, 2013	$8,400,000	$8,787,190
U.S. Treasury Notes, 3.125%, 2013	16,178,000	16,985,007
U.S. Treasury Notes, 1.5%, 2013	6,564,000	6,727,076
U.S. Treasury Notes, 1.875%, 2014	26,428,000	27,328,191
U.S. Treasury Notes, 1.875%, 2014	1,365,000	1,414,481
U.S. Treasury Notes, 4.125%, 2015	6,910,000	7,751,617
U.S. Treasury Notes, 9.875%, 2015	2,793,000	3,787,135
U.S. Treasury Notes, 2.625%, 2016	1,737,000	1,877,589
U.S. Treasury Notes, 4.875%, 2016	6,300,000	7,471,901
U.S. Treasury Notes, 3.75%, 2018	53,528,000	62,272,281
U.S. Treasury Notes, 2.75%, 2019	6,001,500	6,573,047
U.S. Treasury Notes, 3.125%, 2019	514,000	576,323
U.S. Treasury Notes, 3.5%, 2020	10,012,000	11,517,715
U.S. Treasury Notes, TIPS, 0.5%, 2014	8,728,000	8,767,547

		$314,944,955

Utilities – Electric Power – 0.7%
Bruce Mansfield Unit, 6.85%, 2034	$4,837,832	$5,257,293
EDP Finance B.V., 6%, 2018 (n)	2,259,000	1,900,232
Enel Finance International S.A., 6.25%, 2017 (n)	2,306,000	2,200,851
MidAmerican Funding LLC, 6.927%, 2029	387,000	481,733
Oncor Electric Delivery Co., 7%, 2022	3,162,000	4,050,452
PSEG Power LLC, 5.32%, 2016	1,603,000	1,787,948
System Energy Resources, Inc., 5.129%, 2014 (z)	423,882	432,716

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Waterford 3 Funding Corp., 8.09%, 2017	$142,690	$140,917

		$16,252,142

Total Bonds (Identified Cost, $871,811,062)		$934,384,292

CONVERTIBLE PREFERRED STOCKS – 0.2%
Automotive – 0.1%
General Motors Co., 4.75%	86,200	$2,952,350

Utilities – Electric Power – 0.1%
PPL Corp., 9.5%	25,670	$1,433,156

Total Convertible Preferred Stocks (Identified Cost, $5,593,500)		$4,385,506

MONEY MARKET FUNDS – 1.0%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	25,468,371	$25,468,371

COLLATERAL FOR SECURITIES LOANED – 0.1%
Navigator Securities Lending Prime Portfolio, 0.27%, at Cost and Net Asset Value (j)	1,821,480	$1,821,480

Total Investments (Identified Cost, $2,345,572,041)		$2,427,715,199

OTHER ASSETS, LESS LIABILITIES – 0.2%		6,030,529

Net Assets – 100.0%		$2,433,745,728

(a)	Non-income producing security.

(e)	Guaranteed by Minister for Finance of Ireland.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(j)	The rate quoted is the annualized seven-day yield of the portfolio at period end.

(l)	A portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $73,348,128, representing 3.0% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.893%, 2040	3/01/06	$2,090,291	$1,191,031
Nordea Bank AB, 4.875%, 2021	1/11/11	1,871,720	1,921,584
Russian Federation, 3.625%, 2015	4/22/10	4,982,012	5,025,000
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	1,833,308	1,705,873
System Energy Resources, Inc., 5.129%, 2014	4/16/04-11/22/04	424,272	432,716
Total Restricted Securities			$10,276,204
% of Net assets			0.4%

14

MFS Total Return Series

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Security

See Notes to Financial Statements

15

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, 2,320,103,670)	$2,402,246,828
Underlying affiliated funds, at cost and value	25,468,371
Total investments, at value, including $1,816,962 of securities on loan (identified cost, $2,345,572,041)	$2,427,715,199
Cash	311,030
Receivables for
Investments sold	229,034
Fund shares sold	416,379
Interest and dividends	10,657,774
Other assets	26,302
Total assets		$2,439,355,718
Liabilities
Payables for
Investments purchased	$149,866
Fund shares reacquired	3,253,960
Collateral for securities loaned, at value	1,821,480
Payable to affiliates
Investment adviser	147,235
Shareholder servicing costs	1,982
Distribution and/or service fees	17,655
Payable for independent Trustees’ compensation	102
Accrued expenses and other liabilities	217,710
Total liabilities		$5,609,990
Net assets		$2,433,745,728
Net assets consist of
Paid-in capital	$2,599,783,341
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	82,119,109
Accumulated net realized gain (loss) on investments and foreign currency transactions	(311,115,403)
Undistributed net investment income	62,958,681
Net assets		$2,433,745,728
Shares of beneficial interest outstanding		131,886,567

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,574,502,719	84,954,772	$18.53
Service Class	859,243,009	46,931,795	18.31

See Notes to Financial Statements

16

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Interest	$43,116,688
Dividends	39,783,387
Dividends from underlying affiliated funds	26,072
Foreign taxes withheld	(238,954)
Total investment income		$82,687,193
Expenses
Management fee	$19,715,179
Distribution and/or service fees	2,250,180
Shareholder servicing costs	286,998
Administrative services fee	392,467
Independent Trustees’ compensation	52,499
Custodian fee	186,576
Shareholder communications	338,561
Auditing fees	62,041
Legal fees	40,451
Miscellaneous	101,367
Total expenses		$23,426,319
Fees paid indirectly	(227)
Reduction of expenses by investment adviser	(559,047)
Net expenses		$22,867,045
Net investment income		$59,820,148
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$87,386,003
Foreign currency transactions	39,416
Net realized gain (loss) on investments and foreign currency transactions		$87,425,419
Change in unrealized appreciation (depreciation)
Investments	$(100,365,387)
Translation of assets and liabilities in foreign currencies	(41,585)
Net unrealized gain (loss) on investments and foreign currency translation		$(100,406,972)
Net realized and unrealized gain (loss) on investments and foreign currency		$(12,981,553)
Change in net assets from operations		$46,838,595

See Notes to Financial Statements

17

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$59,820,148	$61,744,159
Net realized gain (loss) on investments and foreign currency transactions	87,425,419	95,935,731
Net unrealized gain (loss) on investments and foreign currency translation	(100,406,972)	100,356,225
Change in net assets from operations	$46,838,595	$258,036,115
Distributions declared to shareholders
From net investment income	$(65,256,874)	$(75,285,859)
Change in net assets from fund share transactions	$(333,095,963)	$(237,181,394)
Total change in net assets	$(351,514,242)	$(54,431,138)
Net assets
At beginning of period	2,785,259,970	2,839,691,108
At end of period (including undistributed net investment income of $62,958,681 and $65,255,487, respectively)	$2,433,745,728	$2,785,259,970

See Notes to Financial Statements

18

MFS Total Return Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.71	$17.48	$15.42	$21.68	$21.90
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.41	$0.44	$0.52	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	(0.12)	1.31	2.20	(4.97)	0.34
Total from investment operations	$0.32	$1.72	$2.64	$(4.45)	$0.90
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.49)	$(0.58)	$(0.61)	$(0.57)
From net realized gain on investments	—	—	—	(1.20)	(0.55)
Total distributions declared to shareholders	$(0.50)	$(0.49)	$(0.58)	$(1.81)	$(1.12)
Net asset value, end of period (x)	$18.53	$18.71	$17.48	$15.42	$21.68
Total return (%) (k)(r)(s)(x)	1.77	9.93	18.03	(22.13)	4.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.81	0.82	0.82	0.83
Expenses after expense reductions (f)	0.78	0.81	0.82	0.80	0.80
Net investment income	2.36	2.30	2.80	2.80	2.55
Portfolio turnover	19	30	43	55	60
Net assets at end of period (000 omitted)	$1,574,503	$1,860,233	$1,967,226	$1,901,307	$2,887,256

See Notes to Financial Statements

19

MFS Total Return Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.48	$17.28	$15.24	$21.44	$21.67
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.36	$0.39	$0.46	$0.50
Net realized and unrealized gain (loss) on investments and foreign currency	(0.11)	1.29	2.18	(4.91)	0.34
Total from investment operations	$0.28	$1.65	$2.57	$(4.45)	$0.84
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.45)	$(0.53)	$(0.55)	$(0.52)
From net realized gain on investments	—	—	—	(1.20)	(0.55)
Total distributions declared to shareholders	$(0.45)	$(0.45)	$(0.53)	$(1.75)	$(1.07)
Net asset value, end of period (x)	$18.31	$18.48	$17.28	$15.24	$21.44
Total return (%) (k)(r)(s)(x)	1.58	9.63	17.72	(22.32)	3.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.06	1.07	1.07	1.08
Expenses after expense reductions (f)	1.03	1.06	1.07	1.05	1.05
Net investment income	2.11	2.05	2.54	2.55	2.30
Portfolio turnover	19	30	43	55	60
Net assets at end of period (000 omitted)	$859,243	$925,027	$872,466	$804,493	$1,113,209

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

MFS Total Return Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on

21

MFS Total Return Series

Notes to Financial Statements – continued

third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,373,114,965	$—	$—	$1,373,114,965
United Kingdom	40,180,908	3,651,672	—	43,832,580
Switzerland	—	25,567,447	—	25,567,447
Netherlands	5,749,510	—	—	5,749,510
France	5,566,093	—	—	5,566,093
Israel	4,515,813	—	—	4,515,813
Canada	4,403,288	—	—	4,403,288
Germany	3,291,360	—	—	3,291,360
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	336,997,994	—	336,997,994
Non-U.S. Sovereign Debt	—	31,495,823	—	31,495,823
Corporate Bonds	—	140,406,796	—	140,406,796
Residential Mortgage-Backed Securities	—	307,003,994	—	307,003,994
Commercial Mortgage-Backed Securities	—	37,647,539	—	37,647,539
Asset-Backed Securities (including CDOs)	—	5,687,124	—	5,687,124
Foreign Bonds	—	75,145,022	—	75,145,022
Mutual Funds	27,289,851	—	—	27,289,851
Total Investments	$1,464,111,788	$963,603,411	$—	$2,427,715,199

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

22

MFS Total Return Series

Notes to Financial Statements – continued

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$65,256,874	$75,285,859

23

MFS Total Return Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$2,367,991,456
Gross appreciation	202,740,692
Gross depreciation	(143,016,949)
Net unrealized appreciation (depreciation)	$59,723,743
Undistributed ordinary income	62,958,681
Capital loss carryforwards	(288,695,988)
Other temporary differences	(24,049)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(228,036,600)
12/31/17	(60,659,388)
Total	$(288,695,988)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$44,014,211	$52,744,422
Service Class	21,242,663	22,541,437
Total	$65,256,874	$75,285,859

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.75%
Next $2 billion of average daily net assets	0.65%
Average daily net assets in excess of $5 billion	0.50%

Effective May 1, 2011, the investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion up to $2.5 billion, and 0.65% of average daily net assets in excess of $2.5 billion up to $3 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2013. For the year ended December 31, 2011, this reduction amounted to $547,789 and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended December 31, 2011 was equivalent at an annual effective rate of 0.73% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable

24

MFS Total Return Series

Notes to Financial Statements – continued

annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $284,813, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $2,185.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0149% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $23,394 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $11,258, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$139,361,625	$276,867,531
Investments (non-U.S. Government securities)	$364,232,187	$568,124,010

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,116,823	$40,124,261	2,578,398	$45,549,752
Service Class	6,166,846	114,533,054	7,547,496	132,017,347
	8,283,669	$154,657,315	10,125,894	$177,567,099
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,445,234	$44,014,211	2,935,137	$52,744,422
Service Class	1,193,408	21,242,663	1,267,085	22,541,437
	3,638,642	$65,256,874	4,202,222	$75,285,859
Shares reacquired
Initial Class	(19,049,237)	$(358,577,630)	(18,606,613)	$(328,691,104)
Service Class	(10,473,551)	(194,432,522)	(9,247,365)	(161,343,248)
	(29,522,788)	$(553,010,152)	(27,853,978)	$(490,034,352)

25

MFS Total Return Series

Notes to Financial Statements – continued

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Net change
Initial Class	(14,487,180)	$(274,439,158)	(13,093,078)	$(230,396,930)
Service Class	(3,113,297)	(58,656,805)	(432,784)	(6,784,464)
	(17,600,477)	$(333,095,963)	(13,525,862)	$(237,181,394)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $20,268 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	41,354,810	438,949,582	(454,836,021)	25,468,371

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$26,072	$25,468,371

26

MFS Total Return Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Series as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

27

MFS Total Return Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

28

MFS Total Return Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

29

MFS Total Return Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Brooks Taylor

30

MFS Total Return Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review

31

MFS Total Return Series

Board Review of Investment Advisory Agreement – continued

meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $3 billion and $5 billion and that MFS has agreed in writing to reduce the Fund’s advisory fee on average daily net assets over $1 billion and $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

32

MFS Total Return Series

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

33

MFS Total Return Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 51.34% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

34

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

35

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

36

MFS® Research Bond Series

MFS® Variable Insurance Trust

ANNUAL REPORT

December 31, 2011

VFB-ANN

MFS® RESEARCH BOND SERIES

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Bond Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Research Bond Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	30.7%
U.S. Treasury Securities	26.8%
Mortgage-Backed Securities	20.4%
Commercial Mortgage-Backed Securities	4.9%
U.S. Government Agencies	4.3%
High Yield Corporates	4.0%
Emerging Markets Bonds	2.3%
Collateralized Debt Obligations	1.5%
Non-U.S. Government Bonds	0.9%
Asset-Backed Securities	0.6%

Composition including fixed income credit quality (a)(i)
AAA	4.2%
AA	2.0%
A	9.1%
BBB	25.2%
BB	4.0%
B	0.4%
CCC (o)	0.0%
CC (o)	0.0%
C (o)	0.0%
D (o)	0.0%
U.S. Government	26.8%
Federal Agencies	24.7%
Not Rated (o)	0.0%
Cash & Other	3.6%

Portfolio facts (i)
Average Duration (d)	4.5
Average Effective Maturity (m)	6.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS Research Bond Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Research Bond Series (the “fund”) provided a total return of 6.75%, while Service Class shares of the fund provided a total return of 6.48%. These compare with a return of 7.84% for the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

The fund’s greater exposure to “BBB” and “BB” rated (r) bonds was a primary detractor from performance relative to the Barclays Capital U.S. Aggregate Bond Index as bonds in these credit quality segments underperformed over the reporting period.

The fund’s greater exposure to bonds in the financial sector also hindered relative performance. This market segment underperformed the benchmark as Europe’s mounting sovereign debt crisis put pressure on most financial companies.

Contributors to Performance

The fund’s return from yield, which was greater than that of the benchmark, was a major contributor to relative performance during the reporting period.

Yield curve (y) positioning, particularly the fund’s greater exposure to shifts in the middle portion of the yield curve (centered around maturities of 7 years), also benefited relative returns.

During the reporting period, a greater exposure to bonds in the industrial sector was another area of relative strength.

Respectfully,

Joshua Marston	Robert Persons	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Contract Owners: Michael Roberge is no longer a co-manager of the fund.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Research Bond Series

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/24/95	6.75%	6.28%	6.11%
Service Class	5/01/00	6.48%	6.01%	5.86%

Comparative benchmark
Barclays Capital U.S. Aggregate Bond Index (f)		7.84%	6.50%	5.78%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Research Bond Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.57%	$1,000.00	$1,035.56	$2.92
	Hypothetical (h)	0.57%	$1,000.00	$1,022.33	$2.91
Service Class	Actual	0.82%	$1,000.00	$1,034.24	$4.20
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

MFS Research Bond Series

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 95.6%
Aerospace – 0.1%
Bombardier, Inc., 7.75%, 2020 (n)	$1,020,000	$1,111,800

Apparel Manufacturers – 0.2%
Phillips-Van Heusen Corp., 7.375%, 2020	$1,455,000	$1,578,675

Asset-Backed & Securitized – 7.0%
Anthracite Ltd., “A”, CDO, FRN, 0.651%, 2019 (z)	$1,388,061	$1,145,150
Anthracite Ltd., “B”, CDO, 5.488%, 2037 (z)	700,000	686,000
Anthracite Ltd., “BFL”, CDO, FRN, 1.293%, 2037 (z)	1,160,000	1,026,600
Anthracite Ltd., “CFL”, CDO, FRN, 1.543%, 2037 (z)	263,618	226,052
Anthracite Ltd., CDO, FRN, 1.143%, 2037 (z)	1,977,382	1,794,474
ARCap REIT, Inc., CDO, “F”, FRN, 6.032%, 2045 (a)(d)(z)	325,000	406
Bayview Commercial Asset Trust, FRN, 2.93%, 2036 (i)(z)	314,854	10,184
Bayview Commercial Asset Trust, FRN, 2.824%, 2036 (i)(z)	474,702	14,238
Bayview Commercial Asset Trust, FRN, 3.064%, 2036 (i)(z)	365,243	13,503
Bayview Commercial Asset Trust, FRN, 3.956%, 2036 (i)(z)	986,251	53,683
Bayview Commercial Asset Trust, FRN, 3.868%, 2036 (i)(z)	508,095	28,060
Bayview Commercial Asset Trust, FRN, 3.197%, 2037 (i)(z)	1,088,134	72,941
Bayview Commercial Asset Trust, FRN, 2.87%, 2035 (i)(z)	527,943	10,221
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	37,599	37,228
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.893%, 2040 (z)	173,670	98,956
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	744,213	738,260
Capital Trust Realty Ltd., CDO, 5.267%, 2035 (z)	1,677,300	1,580,855
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	4,500,342	4,773,301
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.225%, 2044	500,000	524,364
Commercial Mortgage Acceptance Corp., FRN, 1.869%, 2030 (i)	158,737	6,630
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046	1,361,478	1,476,399
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	2,250,000	2,401,526
Credit Suisse Mortgage Capital Certificate, FRN, 5.694%, 2040	375,725	392,271
Credit-Based Asset Servicing & Securitization LLC, 5.303%, 2035	35,289	31,894
Crest Ltd., “A1”, CDO, FRN, 1.053%, 2018 (z)	1,489,648	1,266,201
Crest Ltd., “A2”, CDO, 4.669%, 2018 (z)	322,160	286,723

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Crest Ltd., “B”, CDO, FRN, 1.774%, 2035 (z)	$897,000	$892,515
CWCapital LLC, 5.223%, 2048	600,000	638,173
Falcon Franchise Loan LLC, FRN, 4.806%, 2025 (i)(z)	123,345	15,702
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	4,704	4,754
FUEL Trust, 3.984%, 2016 (n)	1,773,000	1,772,761
GE Equipment Transportation LLC, “A2”, 0.77%, 2013	1,175,000	1,174,070
GMAC LLC, FRN, 6.02%, 2033 (z)	25,829	26,521
GMAC LLC, FRN, 7.718%, 2034 (d)(n)(q)	110,000	89,829
Hertz Vehicle Financing LLC, 2010-1A, “A1”, 2.6%, 2015 (n)	1,205,000	1,218,458
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	725,000	795,769
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.399%, 2042 (n)	130,000	17,264
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.816%, 2049	3,564,937	3,753,358
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.986%, 2051	4,621,335	4,916,856
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.816%, 2049	3,630,395	3,858,119
KKR Financial CLO Ltd., “A1”, FRN, 0.69%, 2017 (z)	834,317	796,985
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.891%, 2030 (i)	171,723	2,763
Mach One Trust Commercial Mortgage, CDO, “B”, 5.43%, 2040 (z)	851,000	836,108
Merrill Lynch Mortgage Trust, FRN, “A3”, 5.833%, 2050	3,575,513	3,726,217
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.742%, 2050	540,000	571,117
Morgan Stanley Capital I, Inc., FRN, 0.983%, 2030 (i)(n)	213,224	5,737
Preferred Term Securities XIX Ltd., CDO, FRN, 0.896%, 2035 (z)	458,951	229,475
Prudential Securities Secured Financing Corp., FRN, 7.289%, 2013 (z)	1,596,000	1,466,612
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	174,000	99,481
Smart Trust, “A2B”, FRN, 1.027%, 2013 (z)	540,846	540,846
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 5.898%, 2051	3,431,440	3,637,134
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.898%, 2051	4,231,834	4,581,942

		$54,364,686

Automotive – 1.0%
Ford Motor Credit Co. LLC, 8%, 2014	$1,350,000	$1,469,430
Harley-Davidson Financial Services, 3.875%, 2016 (n)	3,270,000	3,387,432
Lear Corp., 8.125%, 2020	1,495,000	1,644,500

6

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Automotive – continued
RCI Banque S.A., 4.6%, 2016 (n)	$1,426,000	$1,357,388

		$7,858,750

Banks & Diversified Financials (Covered Bonds) – 0.1%
Compagnie de Financement Foncier, 2.125%, 2013 (n)	$900,000	$890,336

Biotechnology – 0.2%
Life Technologies Corp., 5%, 2021	$1,542,000	$1,613,473

Broadcasting – 1.1%
Discovery Communications, Inc., 4.375%, 2021	$1,666,000	$1,758,616
NBCUniversal Media LLC, 5.95%, 2041	2,838,000	3,335,825
News America, Inc., 8.5%, 2025	152,000	186,606
News America, Inc., 6.15%, 2041	1,800,000	2,074,664
SIRIUS XM Radio, Inc., 13%, 2013 (n)	1,215,000	1,379,025

		$8,734,736

Brokerage & Asset Managers – 0.1%
INVESCO PLC, 5.625%, 2012	$191,000	$193,150
TD AMERITRADE Holding Corp., 5.6%, 2019	859,000	928,792

		$1,121,942

Building – 0.3%
Owens Corning, Inc., 6.5%, 2016	$2,292,000	$2,501,448

Cable TV – 2.1%
CCO Holdings LLC, 7.875%, 2018	$1,630,000	$1,737,988
CSC Holdings LLC, 8.5%, 2014	1,600,000	1,770,000
DIRECTV Holdings LLC, 7.625%, 2016	2,517,000	2,671,166
DIRECTV Holdings LLC, 5.2%, 2020	2,110,000	2,274,188
Myriad International Holdings B.V., 6.375%, 2017 (n)	1,470,000	1,565,550
TCI Communications, Inc., 9.8%, 2012	72,000	72,477
Time Warner Cable, Inc., 5%, 2020	2,000,000	2,191,264
Time Warner Cable, Inc., 4.125%, 2021	1,143,000	1,173,747
Time Warner Cable, Inc., 4%, 2021	660,000	667,741
Time Warner Entertainment Co. LP, 8.375%, 2033	290,000	380,109
Virgin Media Finance PLC, 9.5%, 2016	1,350,000	1,515,375

		$16,019,605

Chemicals – 0.9%
Ashland, Inc., 9.125%, 2017	$2,120,000	$2,363,800
Dow Chemical Co., 8.55%, 2019	1,939,000	2,536,848
Lyondell Chemical Co., 11%, 2018	636,351	695,213
Nalco Co., 8.25%, 2017	1,105,000	1,254,175

		$6,850,036

Consumer Products – 0.7%
Hasbro, Inc., 6.35%, 2040	$1,500,000	$1,621,619
Mattel, Inc., 5.45%, 2041	1,575,000	1,594,804
Newell Rubbermaid, Inc., 5.5%, 2013	1,971,000	2,066,682

		$5,283,105

Containers – 0.2%
Greif, Inc., 7.75%, 2019	$1,575,000	$1,701,000

Issuer	Shares/Par	Value ($)

BONDS – continued
Defense Electronics – 0.1%
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	$500,000	$559,385

Electronics – 0.2%
Tyco Electronics Group S.A., 6.55%, 2017	$1,180,000	$1,363,134

Emerging Market Quasi-Sovereign – 1.0%
Banco do Brasil S.A., 5.875%, 2022 (n)	$1,702,000	$1,703,702
Centrais Eletricas Brasileiras S.A., 5.75%, 2021 (n)	1,743,000	1,810,977
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (n)	1,659,000	1,729,201
OJSC Russian Agricultural Bank, FRN, 6%, 2021 (n)	1,170,000	1,023,750
Petroleos Mexicanos, 6.5%, 2041 (n)	1,358,000	1,527,750

		$7,795,380

Energy – Independent – 2.2%
Anadarko Petroleum Corp., 6.45%, 2036	$1,280,000	$1,459,329
Anadarko Petroleum Corp., 6.95%, 2019	1,460,000	1,742,977
Anadarko Petroleum Corp., 6.375%, 2017	653,000	756,915
Encana Corp., 5.15%, 2041	1,810,000	1,847,787
Newfield Exploration Co., 6.625%, 2016	1,160,000	1,194,800
Newfield Exploration Co., 5.75%, 2022	690,000	745,200
Nexen, Inc., 7.5%, 2039	1,124,000	1,347,440
Noble Energy, Inc., 4.15%, 2021	2,580,000	2,668,992
Pioneer Natural Resources Co., 6.65%, 2017	1,760,000	1,947,380
Southwestern Energy Co., 7.5%, 2018	2,521,000	2,905,453
Talisman Energy, Inc., 7.75%, 2019	200,000	246,612

		$16,862,885

Energy – Integrated – 0.8%
BG Energy Capital PLC, 2.875%, 2016 (z)	$1,855,000	$1,895,543
BP Capital Markets PLC, 3.561%, 2021	1,290,000	1,342,998
ConocoPhillips, 6%, 2020	740,000	913,853
LUKOIL International Finance B.V., 6.125%, 2020 (n)	1,980,000	1,940,400

		$6,092,794

Entertainment – 0.1%
Viacom, Inc., 3.875%, 2021	$990,000	$1,010,660

Financial Institutions – 0.7%
General Electric Capital Corp., 4.65%, 2021	$1,733,000	$1,808,675
International Lease Finance Corp., 5.75%, 2016	1,205,000	1,117,688
International Lease Finance Corp., 7.125%, 2018 (n)	1,190,000	1,231,650
SLM Corp., 6.25%, 2016	1,081,000	1,051,250

		$5,209,263

Food & Beverages – 1.1%
Anheuser-Busch InBev S.A., 7.75%, 2019	$2,667,000	$3,454,189
Kraft Foods, Inc., 6.125%, 2018	719,000	842,784
Kraft Foods, Inc., 5.375%, 2020	859,000	991,158
Miller Brewing Co., 5.5%, 2013 (n)	1,310,000	1,396,459
Tyson Foods, Inc., 6.85%, 2016	1,854,000	2,034,765

		$8,719,355

7

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Food & Drug Stores – 0.2%
CVS Caremark Corp., 5.75%, 2041	$1,300,000	$1,547,950

Forest & Paper Products – 0.3%
Georgia-Pacific Corp., 5.4%, 2020 (n)	$2,281,000	$2,526,545

Gaming & Lodging – 0.5%
Wyndham Worldwide Corp., 6%, 2016	$2,905,000	$3,132,752
Wyndham Worldwide Corp., 7.375%, 2020	600,000	684,825

		$3,817,577

Insurance – 0.7%
American International Group, Inc., 6.4%, 2020	$904,000	$912,344
American International Group, Inc., 4.875%, 2016	1,168,000	1,105,290
Metropolitan Life Global Funding I, 5.125%, 2013 (n)	420,000	438,746
Metropolitan Life Global Funding I, 5.125%, 2014 (n)	290,000	312,251
Unum Group, 7.125%, 2016	290,000	330,921
UnumProvident Corp., 6.85%, 2015 (n)	2,243,000	2,483,328

		$5,582,880

Insurance – Health – 0.7%
CIGNA Corp., 4%, 2022	$2,665,000	$2,640,309
Humana, Inc., 7.2%, 2018	2,482,000	2,895,164

		$5,535,473

Insurance – Property & Casualty – 1.4%
Allied World Assurance, 5.5%, 2020	$740,000	$741,334
AXIS Capital Holdings Ltd., 5.75%, 2014	555,000	583,543
CNA Financial Corp., 5.875%, 2020	1,580,000	1,623,053
Marsh & McLennan Cos., Inc., 4.8%, 2021	2,400,000	2,626,961
PartnerRe Ltd., 5.5%, 2020	1,083,000	1,092,149
QBE Capital Funding III Ltd., FRN, 7.25%, 2041 (n)	1,670,000	1,470,498
XL Group PLC, 6.5% to 2017, FRN to 2049	1,504,000	1,176,880
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)	542,000	493,220
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	1,452,000	1,306,800

		$11,114,438

International Market Quasi-Sovereign – 0.9%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$699,000	$733,563
FIH Erhvervsbank A.S., 1.75%, 2012 (z)	766,000	771,642
ING Bank N.V., 3.9%, 2014 (n)	1,500,000	1,582,520
NIBC Bank N.V., 2.8%, 2014 (z)	1,500,000	1,566,843
Royal Bank of Scotland Group PLC, 2.625%, 2012 (n)	1,080,000	1,086,991
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	842,000	861,679

		$6,603,238

Local Authorities – 0.1%
California (Build America Bonds), 7.6%, 2040	$470,000	$580,314

Issuer	Shares/Par	Value ($)

BONDS – continued
Local Authorities – continued
State of California (Build America Bonds), 7.625%, 2040	$360,000	$442,926

		$1,023,240

Machinery & Tools – 0.3%
Case New Holland, Inc., 7.875%, 2017	$2,210,000	$2,497,300

Major Banks – 3.5%
Bank of America Corp., 5.65%, 2018	$4,300,000	$4,096,838
Bank of America Corp., 5.625%, 2020	555,000	512,672
Bank of America Corp., 5.875%, 2021	1,670,000	1,589,551
Bank of America Corp., 6.5%, 2016	85,000	85,601
Credit Suisse (USA), Inc., 6%, 2018	2,160,000	2,130,259
Goldman Sachs Group, Inc., 5.625%, 2017	336,000	329,479
Goldman Sachs Group, Inc., 7.5%, 2019	1,438,000	1,588,140
HSBC USA, Inc., 4.875%, 2020	1,090,000	1,011,450
JPMorgan Chase & Co., 4.25%, 2020	2,800,000	2,819,664
JPMorgan Chase Bank N.A., 5.875%, 2016	250,000	270,608
JPMorgan Chase Capital XXII, 6.45%, 2087	845,000	845,000
JPMorgan Chase Capital XXVII, 7%, 2039	221,000	222,381
Macquarie Group Ltd., 6%, 2020 (n)	448,000	420,226
Macquarie Group Ltd., 6.25%, 2021 (n)	1,400,000	1,337,486
Merrill Lynch & Co., Inc., 6.05%, 2016	1,569,000	1,478,875
Merrill Lynch & Co., Inc., 6.15%, 2013	1,170,000	1,180,962
Morgan Stanley, 5.75%, 2016	944,000	919,381
Morgan Stanley, 5.5%, 2020	1,600,000	1,454,768
Morgan Stanley, 5.5%, 2021	2,260,000	2,089,675
PNC Funding Corp., 5.625%, 2017	1,673,000	1,821,688
SunTrust Banks, Inc., 3.5%, 2017	932,000	936,805
Wachovia Corp., 6.605%, 2025	164,000	186,878

		$27,328,387

Medical & Health Technology & Services – 0.3%
HCA, Inc., 7.875%, 2020	$1,505,000	$1,625,400
McKesson Corp., 5.7%, 2017	510,000	595,006

		$2,220,406

Metals & Mining – 1.6%
ArcelorMittal, 9.85%, 2019	$3,594,000	$3,997,304
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	1,542,000	1,638,375
Gold Fields Orogen Holding Ltd., 4.875%, 2020 (n)	1,083,000	956,225
Southern Copper Corp., 6.75%, 2040	2,040,000	2,041,257
Teck Resources Ltd., 10.75%, 2019	1,167,000	1,423,740
Vale Overseas Ltd., 5.625%, 2019	1,896,000	2,088,636

		$12,145,537

Mortgage-Backed – 20.3%
Fannie Mae, 4.86%, 2012 - 2015	$192,364	$200,174
Fannie Mae, 4.501%, 2013	234,935	240,235
Fannie Mae, 4.845%, 2013	47,088	48,757
Fannie Mae, 5.159%, 2013	1,339,613	1,404,972
Fannie Mae, 4.563%, 2014	103,408	109,534
Fannie Mae, 4.6%, 2014 - 2019	851,653	952,976
Fannie Mae, 4.61%, 2014	65,819	69,644
Fannie Mae, 4.77%, 2014 - 2019	484,261	540,207

8

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 4.88%, 2014 - 2020	$201,137	$216,384
Fannie Mae, 4.53%, 2015	98,931	107,073
Fannie Mae, 4.56%, 2015	51,582	55,463
Fannie Mae, 4.665%, 2015	35,342	38,075
Fannie Mae, 4.69%, 2015	153,523	165,215
Fannie Mae, 4.7%, 2015	324,275	351,169
Fannie Mae, 4.74%, 2015	46,274	50,060
Fannie Mae, 4.78%, 2015	98,873	107,537
Fannie Mae, 4.815%, 2015	51,887	56,289
Fannie Mae, 4.85%, 2015	164,212	177,066
Fannie Mae, 4.87%, 2015	32,009	34,687
Fannie Mae, 4.89%, 2015	90,695	98,717
Fannie Mae, 4.893%, 2015	67,437	73,774
Fannie Mae, 4.94%, 2015	120,000	130,898
Fannie Mae, 5.1%, 2015	275,000	291,768
Fannie Mae, 5.466%, 2015	780,188	860,602
Fannie Mae, 5.08%, 2016	350,263	385,146
Fannie Mae, 5.09%, 2016	114,625	126,173
Fannie Mae, 5.152%, 2016	3,170,568	3,538,264
Fannie Mae, 5.35%, 2016 - 2023	849,370	950,581
Fannie Mae, 5.395%, 2016	128,323	142,825
Fannie Mae, 5.423%, 2016	1,124,537	1,266,294
Fannie Mae, 5.725%, 2016	1,601,700	1,772,364
Fannie Mae, 2.71%, 2017	390,479	403,824
Fannie Mae, 3.308%, 2017	1,384,163	1,470,863
Fannie Mae, 4.989%, 2017	148,733	160,055
Fannie Mae, 5.05%, 2017	253,417	281,516
Fannie Mae, 5.28%, 2017	137,000	153,179
Fannie Mae, 5.487%, 2017	944,792	1,075,977
Fannie Mae, 5.5%, 2017 - 2040	17,322,590	18,890,187
Fannie Mae, 5.54%, 2017	104,541	116,519
Fannie Mae, 5.65%, 2017	156,489	173,703
Fannie Mae, 2.578%, 2018	4,500,000	4,562,623
Fannie Mae, 3.84%, 2018	693,164	750,783
Fannie Mae, 3.99%, 2018	600,000	654,008
Fannie Mae, 5.34%, 2018	499,258	571,286
Fannie Mae, 4.45%, 2019	534,865	593,702
Fannie Mae, 5.18%, 2019	129,720	147,292
Fannie Mae, 5.51%, 2019	194,038	220,218
Fannie Mae, 5%, 2020 - 2040	12,029,728	13,013,229
Fannie Mae, 5.19%, 2020	189,776	213,730
Fannie Mae, 6%, 2022 - 2038	15,657,186	17,262,792
Fannie Mae, 4%, 2024 - 2025	1,842,157	1,946,001
Fannie Mae, 4.5%, 2024 - 2040	9,277,730	9,895,255
Fannie Mae, 4.5%, 2025	670,266	714,757
Fannie Mae, 6.5%, 2032 - 2033	26,754	30,383
Freddie Mac, 3.882%, 2017	1,936,000	2,115,073
Freddie Mac, 5%, 2017 - 2040	4,578,930	4,936,225
Freddie Mac, 2.412%, 2018 (n)	2,300,000	2,334,861
Freddie Mac, 3.154%, 2018	935,000	984,639
Freddie Mac, 5.5%, 2019 - 2038	3,967,541	4,332,121
Freddie Mac, 2.757%, 2020	1,401,943	1,462,703
Freddie Mac, 3.32%, 2020	2,882,072	3,081,255
Freddie Mac, 4.251%, 2020	807,000	893,615
Freddie Mac, 4%, 2025 - 2040	13,542,417	14,222,096

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 4.5%, 2025 - 2028	$1,636,373	$1,718,291
Freddie Mac, 6%, 2034 - 2038	1,280,242	1,416,418
Ginnie Mae, 4%, 2032 - 2040	4,231,377	4,531,856
Ginnie Mae, 6%, 2036 - 2039	1,988,814	2,257,063
Ginnie Mae, 5.5%, 2038 - 2040	3,645,916	4,094,103
Ginnie Mae, 4.5%, 2039 - 2041	18,820,589	20,609,484

		$156,854,608

Natural Gas – Distribution – 0.1%
EQT Corp., 4.875%, 2021	$575,000	$580,430

Natural Gas – Pipeline – 1.1%
Energy Transfer Partners LP, 4.65%, 2021	$2,898,000	$2,838,869
Enterprise Products Operating LP, 5.65%, 2013	227,000	237,674
Enterprise Products Operating LP, 4.05%, 2022	1,262,000	1,285,806
Kinder Morgan Energy Partners LP, 7.4%, 2031	103,000	123,074
Kinder Morgan Energy Partners LP, 6.375%, 2041	2,240,000	2,525,029
Kinder Morgan Energy Partners LP, 6.95%, 2038	681,000	769,182
Spectra Energy Capital LLC, 8%, 2019	613,000	771,409

		$8,551,043

Network & Telecom – 1.2%
AT&T, Inc., 5.55%, 2041	$920,000	$1,083,224
AT&T, Inc., 5.35%, 2040	1,770,000	1,991,073
Centurylink, Inc., 6.45%, 2021	3,162,000	3,167,824
Telecom Italia Capital, 7.175%, 2019	770,000	721,573
Telefonica Emisiones S.A.U., 5.134%, 2020	1,471,000	1,381,737
Telefonica Emisiones S.A.U., 5.462%, 2021	760,000	725,242

		$9,070,673

Oil Services – 0.4%
Nabors Industries, Inc., 5%, 2020	$2,230,000	$2,273,487
Transocean, Inc., 6%, 2018	610,000	623,433

		$2,896,920

Other Banks & Diversified Financials – 2.7%
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	$1,500,000	$1,359,383
Capital One Financial Corp., 6.15%, 2016	1,970,000	2,049,848
Capital One Financial Corp., 8.8%, 2019	893,000	1,021,583
Citigroup, Inc., 6.125%, 2018	1,810,000	1,926,486
Citigroup, Inc., 8.5%, 2019	4,160,000	4,896,678
Discover Bank, 7%, 2020	3,709,000	3,880,608
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	472,000	426,065
HSBC Holdings PLC, 5.1%, 2021	2,481,000	2,636,293
Santander Holdings USA, Inc., 4.625%, 2016	480,000	460,948
Santander UK PLC, 8.963% to 2030, FRN to 2049	1,070,000	963,000

9

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Other Banks & Diversified Financials – continued
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	$1,249,000	$1,056,966

		$20,677,858

Personal Computers & Peripherals – 0.1%
Hewlett-Packard Co., 4.65%, 2021	$836,000	$882,047

Pharmaceuticals – 0.5%
Celgene Corp., 2.45%, 2015	$743,000	$752,717
Teva Pharmaceutical Finance IV LLC, 3.65%, 2021	2,720,000	2,766,607

		$3,519,324

Pollution Control – 0.2%
Allied Waste North America, Inc., 6.875%, 2017	$1,250,000	$1,321,875

Real Estate – 1.4%
Boston Properties LP, REIT, 3.7%, 2018	$1,395,000	$1,424,409
HCP, Inc., REIT, 5.375%, 2021	1,134,000	1,188,869
HRPT Properties Trust, REIT, 6.25%, 2016	1,689,000	1,790,754
Kimco Realty Corp., REIT, 5.783%, 2016	1,794,000	1,940,279
Liberty Property LP, REIT, 5.5%, 2016	1,013,000	1,095,293
Simon Property Group, Inc., REIT, 10.35%, 2019	1,313,000	1,802,355
WEA Finance LLC, REIT, 6.75%, 2019 (n)	1,510,000	1,684,172

		$10,926,131

Retailers – 0.7%
Home Depot, Inc., 5.95%, 2041	$2,024,000	$2,611,349
Kohl’s Corp., 4%, 2021	1,684,000	1,725,332
Wesfarmers Ltd., 6.998%, 2013 (n)	1,000,000	1,060,876

		$5,397,557

Specialty Chemicals – 0.1%
Ecolab, Inc., 5.5%, 2041	$978,000	$1,083,763

Specialty Stores – 0.2%
Advance Auto Parts, Inc., 5.75%, 2020	$1,512,000	$1,655,874

Supranational – 0.0%
Corporacion Andina de Fomento, 6.875%, 2012	$61,000	$61,517

Telecommunications – Wireless – 1.0%
America Movil S.A.B. de C.V., 6.125%, 2040	$510,000	$606,368
America Movil S.A.B. de C.V., 2.375%, 2016	837,000	834,668
American Tower Corp., 4.5%, 2018	3,373,000	3,431,228
Crown Castle Towers LLC, 6.113%, 2020 (n)	1,096,000	1,209,260
Crown Castle Towers LLC, 4.883%, 2020 (n)	900,000	919,832
Rogers Cable, Inc., 5.5%, 2014	734,000	791,205

		$7,792,561

Tobacco – 1.6%
Altria Group, Inc., 9.95%, 2038	$2,202,000	$3,349,202
Lorillard Tobacco Co., 8.125%, 2019	3,555,000	4,234,709
Lorillard Tobacco Co., 7%, 2041	321,000	337,407
Reynolds American, Inc., 6.75%, 2017	2,900,000	3,296,221
Reynolds American, Inc., 7.25%, 2012	800,000	819,417

		$12,036,956

Issuer	Shares/Par	Value ($)

BONDS – continued
Transportation – Services – 0.3%
Erac USA Finance Co., 7%, 2037 (n)	$1,674,000	$2,013,946

U.S. Government Agencies and Equivalents – 4.3%
Bank of America Corp., FRN, 0.949%, 2012 (m)	$2,353,000	$2,359,412
Citigroup, Inc., FRN, 0.758%, 2012 (m)	5,650,000	5,663,204
FDIC Structured Sale Guarantee Note, 0%, 2012 (n)	396,000	392,868
General Electric Capital Corp., FRN, 0.387%, 2012 (m)	3,034,000	3,038,044
Goldman Sachs Group, Inc., FRN, 0.746%, 2012 (m)	1,157,000	1,157,812
JPMorgan Chase & Co., FRN, 0.823%, 2012 (m)	5,650,000	5,683,132
Morgan Stanley, FRN, 0.913%, 2012 (m)	5,173,000	5,191,193
National Credit Union Administration Guaranteed Note, 2.9%, 2020	980,000	1,034,696
PNC Funding Corp., FRN, 0.572%, 2012 (m)	2,960,000	2,962,531
Small Business Administration, 4.93%, 2024	75,541	82,635
Small Business Administration, 4.43%, 2029	1,018,655	1,120,389
Small Business Administration, 4.34%, 2024	105,578	114,192
Small Business Administration, 4.99%, 2024	85,078	93,454
Small Business Administration, 4.86%, 2025	182,177	199,803
Small Business Administration, 4.625%, 2025	178,897	195,268
Small Business Administration, 3.25%, 2030	894,514	932,242
Small Business Administration, 5.11%, 2025	139,331	153,914
Small Business Administration, 2.85%, 2031	1,824,000	1,854,394
Wells Fargo & Co., FRN, 0.766%, 2012 (m)	1,289,000	1,292,134

		$33,521,317

U.S. Treasury Obligations – 26.6%
U.S. Treasury Bonds, 6.25%, 2023	$177,000	$253,331
U.S. Treasury Bonds, 6%, 2026	373,000	537,586
U.S. Treasury Bonds, 6.75%, 2026	19,000	29,340
U.S. Treasury Bonds, 5.25%, 2029	2,468,000	3,409,695
U.S. Treasury Bonds, 4.5%, 2036	116,000	151,797
U.S. Treasury Bonds, 5%, 2037	1,889,000	2,657,882
U.S. Treasury Bonds, 4.5%, 2039	24,560,600	32,485,225
U.S. Treasury Notes, 1.375%, 2012	29,663,800	29,710,135
U.S. Treasury Notes, 1.375%, 2012	55,890,000	56,162,911
U.S. Treasury Notes, 3.125%, 2013	201,000	211,026
U.S. Treasury Notes, 1.875%, 2014	8,399,000	8,685,087
U.S. Treasury Notes, 1.875%, 2014	14,184,000	14,698,170
U.S. Treasury Notes, 2.125%, 2015	28,432,000	30,015,748
U.S. Treasury Notes, 5.125%, 2016	167,000	198,717
U.S. Treasury Notes, 3.5%, 2020	20,469,000	23,547,353

10

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, TIPS, 2%, 2014	$769,507	$814,896
U.S. Treasury Notes, TIPS, 1.625%, 2015	818,154	882,392
U.S. Treasury Notes, TIPS, 2%, 2016	1,403,098	1,568,290

		$206,019,581

Utilities – Electric Power – 2.1%
CenterPoint Energy, Inc., 5.95%, 2017	$540,000	$610,713
Constellation Energy Group, Inc., 5.15%, 2020	525,000	568,911
EDP Finance B.V., 6%, 2018 (n)	2,600,000	2,187,076
Enel Finance International S.A., 6%, 2039 (n)	2,000,000	1,609,692
Exelon Corp., 4.9%, 2015	2,042,000	2,200,212
FirstEnergy Solutions Corp., 6.8%, 2039	1,644,000	1,840,890
PPL Energy Supply LLC, 4.6%, 2021	1,690,000	1,713,827
PPL WEM Holdings PLC, 5.375%, 2021 (n)	2,909,000	3,050,523
TECO Energy, Inc., 5.15%, 2020	1,810,000	2,011,187

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Waterford 3 Funding Corp., 8.09%, 2017	$60,492	$59,741

		$15,852,772

Total Bonds (Identified Cost, $711,294,707)		$739,902,172

MONEY MARKET FUNDS – 3.6%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	27,904,931	$27,904,931

Total Investments (Identified Cost, $739,199,638)		$767,807,103

OTHER ASSETS, LESS LIABILITIES – 0.8%		5,863,728

Net Assets – 100.0%		$773,670,831

(a)	Non-income producing security.

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(m)	The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $60,720,500 representing 7.8% of net assets.

(q)	Interest received was less than stated coupon rate.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ARCap REIT, Inc., CDO, “F”, FRN, 6.032%, 2045	12/07/06	$331,971	$406
Anthracite Ltd., “A”, CDO, FRN, 0.651%, 2019	1/15/10-8/11/11	1,052,691	1,145,150
Anthracite Ltd., “B”, CDO, 5.488%, 2037	12/09/10	689,789	686,000
Anthracite Ltd., “BFL”, CDO, FRN, 1.293%, 2037	12/09/10	1,059,120	1,026,600
Anthracite Ltd., “CFL”, CDO, FRN, 1.543%, 2037	3/03/11	248,715	226,052
Anthracite Ltd., CDO, FRN, 1.143%, 2037	2/24/10-3/03/11	1,800,747	1,794,474
BG Energy Capital PLC, 2.875%, 2016	10/06/11	1,852,030	1,895,543
Bayview Commercial Asset Trust, FRN, 2.87%, 2035	10/06/05	40,477	10,221
Bayview Commercial Asset Trust, FRN, 2.93%, 2036	3/29/06	30,405	10,184
Bayview Commercial Asset Trust, FRN, 2.824%, 2036	2/28/06	41,142	14,238
Bayview Commercial Asset Trust, FRN, 3.064%, 2036	5/16/06	27,363	13,503
Bayview Commercial Asset Trust, FRN, 3.956%, 2036	9/11/06	123,656	53,683
Bayview Commercial Asset Trust, FRN, 3.868%, 2036	10/25/06	69,391	28,060
Bayview Commercial Asset Trust, FRN, 3.197%, 2037	1/26/07	89,210	72,941
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.893%, 2040	3/01/06	173,670	98,956
Capital Trust Realty Ltd., CDO, 5.267%, 2035	9/14/10-3/25/11	1,544,803	1,580,855
Crest Ltd., “A1” CDO, FRN, 1.053%, 2018	1/21/10-8/11/11	1,199,520	1,266,201

11

MFS Research Bond Series

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Value
Crest Ltd., “A2”, CDO, 4.669%, 2018	3/02/10	$268,693	$286,723
Crest Ltd., “B”, CDO, FRN, 1.774%, 2035	1/12/10	756,139	892,515
FIH Erhvervsbank A.S., 1.75%, 2012	12/02/09	765,360	771,642
Falcon Franchise Loan LLC, FRN, 4.806%, 2025	1/29/03	10,069	15,702
GMAC LLC, FRN, 6.02%, 2033	3/20/02	16,185	26,521
KKR Financial CLO Ltd., “A1”, FRN, 0.69%, 2017	4/11/11	801,037	796,985
Mach One Trust Commercial Mortgage, CDO, “B”, 5.43%, 2040	3/10/10	801,928	836,108
NIBC Bank N.V., 2.8%, 2014	11/24/09	1,498,036	1,566,843
Preferred Term Securities XIX Ltd., CDO, FRN, 0.896%, 2035	9/08/05-3/28/11	325,857	229,475
Prudential Securities Secured Financing Corp., FRN, 7.289%, 2013	12/06/04-8/11/11	1,587,406	1,466,612
Smart Trust, “A2B”, FRN, 1.027%, 2013	3/10/11	540,846	540,846
Total Restricted Securities			$17,353,039
% of Net assets			2.2%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Security

See Notes to Financial Statements

12

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $711,294,707)	$739,902,172
Underlying affiliated funds, at cost and value	27,904,931
Total investments, at value (identified cost, $739,199,638)	$767,807,103
Cash	54,342
Receivables for
Investments sold	651,314
Fund shares sold	825,412
Interest	5,586,113
Other assets	8,591
Total assets		$774,932,875
Liabilities
Payable for fund shares reacquired	$1,152,460
Payable to affiliates
Investment adviser	32,798
Shareholder servicing costs	603
Distribution and/or service fees	8,351
Payable for independent Trustees’ compensation	5
Accrued expenses and other liabilities	67,827
Total liabilities		$1,262,044
Net assets		$773,670,831
Net assets consist of
Paid-in capital	$716,777,666
Unrealized appreciation (depreciation) on investments	28,607,465
Accumulated net realized gain (loss) on investments	2,926,769
Undistributed net investment income	25,358,931
Net assets		$773,670,831
Shares of beneficial interest outstanding		59,844,139

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$367,398,187	28,237,041	$13.01
Service Class	406,272,644	31,607,098	12.85

See Notes to Financial Statements

13

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Interest	$27,130,801
Dividends from underlying affiliated funds	17,537
Foreign taxes withheld	(6,965)
Total investment income		$27,141,373
Expenses
Management fee	$3,419,679
Distribution and/or service fees	792,777
Shareholder servicing costs	74,214
Administrative services fee	109,856
Independent Trustees’ compensation	18,995
Custodian fee	90,859
Shareholder communications	80,332
Auditing fees	62,982
Legal fees	11,037
Miscellaneous	34,188
Total expenses		$4,694,919
Fees paid indirectly	(561)
Reduction of expenses by investment adviser	(2,668)
Net expenses		$4,691,690
Net investment income		$22,449,683
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investment transactions (identified cost basis)		$7,598,826
Change in unrealized appreciation (depreciation) on investments		$13,313,908
Net realized and unrealized gain (loss) on investments		$20,912,734
Change in net assets from operations		$43,362,417

See Notes to Financial Statements

14

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For year ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$22,449,683	$16,535,232
Net realized gain (loss) on investments	7,598,826	10,684,917
Net unrealized gain (loss) on investments	13,313,908	4,393,825
Change in net assets from operations	$43,362,417	$31,613,974
Distributions declared to shareholders
From net investment income	$(18,525,349)	$(13,266,265)
From net realized gain on investments	(8,107,984)	(1,375,381)
Total distributions declared to shareholders	$(26,633,333)	$(14,641,646)
Change in net assets from fund share transactions	$173,999,741	$203,342,287
Total change in net assets	$190,728,825	$220,314,615
Net assets
At beginning of period	582,942,006	362,627,391
At end of period (including undistributed net investment income of $25,358,931 and $18,524,173, respectively)	$773,670,831	$582,942,006

See Notes to Financial Statements

15

MFS Research Bond Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.66	$12.20	$11.00	$11.60	$11.51
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.44	$0.51	$0.52	$0.55
Net realized and unrealized gain (loss) on investments	0.41	0.45	1.20	(0.78)	(0.08)
Total from investment operations	$0.85	$0.89	$1.71	$(0.26)	$0.47
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.39)	$(0.51)	$(0.34)	$(0.38)
From net realized gain on investments	(0.15)	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.50)	$(0.43)	$(0.51)	$(0.34)	$(0.38)
Net asset value, end of period (x)	$13.01	$12.66	$12.20	$11.00	$11.60
Total return (%) (k)(r)(s)(x)	6.75	7.47	16.16	(2.37)	4.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.59	0.62	0.74	0.77
Expenses after expense reductions (f)	0.57	0.59	0.62	0.64	0.67
Net investment income	3.41	3.51	4.38	4.63	4.80
Portfolio turnover	60	66	113	115	74
Net assets at end of period (000 omitted)	$367,398	$371,865	$317,851	$184,984	$139,275

See Notes to Financial Statements

16

MFS Research Bond Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.53	$12.10	$10.91	$11.51	$11.43
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.40	$0.47	$0.49	$0.52
Net realized and unrealized gain (loss) on investments	0.41	0.45	1.20	(0.78)	(0.08)
Total from investment operations	$0.81	$0.85	$1.67	$(0.29)	$0.44
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.38)	$(0.48)	$(0.31)	$(0.36)
From net realized gain on investments	(0.15)	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.49)	$(0.42)	$(0.48)	$(0.31)	$(0.36)
Net asset value, end of period (x)	$12.85	$12.53	$12.10	$10.91	$11.51
Total return (%) (k)(r)(s)(x)	6.48	7.20	15.91	(2.64)	3.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.84	0.87	0.99	1.03
Expenses after expense reductions (f)	0.82	0.84	0.87	0.89	0.93
Net investment income	3.13	3.20	4.07	4.37	4.55
Portfolio turnover	60	66	113	115	74
Net assets at end of period (000 omitted)	$406,273	$211,077	$44,776	$14,518	$18,347

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

17

MFS Research Bond Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Bond Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair

18

MFS Research Bond Series

Notes to Financial Statements – continued

value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$239,540,898	$—	$239,540,898
Non-U.S. Sovereign Debt	—	14,460,135	—	14,460,135
Corporate Bonds	—	219,870,065	—	219,870,065
Residential Mortgage-Backed Securities	—	157,023,211	—	157,023,211
Commercial Mortgage-Backed Securities	—	37,885,188	—	37,885,188
Asset-Backed Securities (including CDOs)	—	16,310,895	—	16,310,895
Foreign Bonds	—	54,811,780	—	54,811,780
Mutual Funds	27,904,931	—	—	27,904,931
Total Investments	$27,904,931	$739,902,172	$—	$767,807,103

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt

19

MFS Research Bond Series

Notes to Financial Statements – continued

obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$24,586,584	$14,641,646
Long-term capital gains	2,046,749	—
Total distributions	$26,633,333	$14,641,646

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$742,426,086
Gross appreciation	31,419,992
Gross depreciation	(6,038,975)
Net unrealized appreciation (depreciation)	$25,381,017
Undistributed ordinary income	27,594,420
Undistributed long-term capital gain	4,038,287
Other temporary differences	(120,559)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per

20

MFS Research Bond Series

Notes to Financial Statements – continued

share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$9,511,956	$10,520,871	$4,094,590	$1,086,136
Service Class	9,013,393	2,745,394	4,013,394	289,245
Total	$18,525,349	$13,266,265	$8,107,984	$1,375,381

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.70% of average daily net assets for the Initial Class shares and 0.95% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2013. For the year ended December 31, 2011, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $73,798, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $416.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0161% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,972 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,668, which is shown as a

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MFS Research Bond Series

Notes to Financial Statements – continued

reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$273,439,702	$220,787,635
Investments (non-U.S. Government securities)	$237,252,585	$176,645,981

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	5,485,570	$70,722,201	7,336,270	$91,347,137
Service Class	17,888,039	228,414,619	13,907,465	172,402,689
	23,373,609	$299,136,820	21,243,735	$263,749,826
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,058,875	$13,606,546	955,309	$11,607,007
Service Class	1,024,924	13,026,787	251,837	3,034,639
	2,083,799	$26,633,333	1,207,146	$14,641,646
Shares reacquired
Initial Class	(7,675,364)	$(98,873,980)	(4,980,013)	$(62,421,426)
Service Class	(4,145,419)	(52,896,432)	(1,019,752)	(12,627,759)
	(11,820,783)	$(151,770,412)	(5,999,765)	$(75,049,185)
Net change
Initial Class	(1,130,919)	$(14,545,233)	3,311,566	$40,532,718
Service Class	14,767,544	188,544,974	13,139,550	162,809,569
	13,636,625	$173,999,741	16,451,116	$203,342,287

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $5,171 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	8,107,357	341,309,004	(321,511,430)	27,904,931

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$17,537	$27,904,931

22

MFS Research Bond Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research Bond Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Bond Series as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

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MFS Research Bond Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

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MFS Research Bond Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

25

MFS Research Bond Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Joshua Marston Robert Persons Jeffrey Wakelin

26

MFS Research Bond Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the total return investment performance for the Fund as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

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MFS Research Bond Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

28

MFS Research Bond Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,252,000 as capital gain dividends paid during the fiscal year.

29

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

MFS® High Income Series

MFS® Variable Insurance Trust

ANNUAL REPORT

December 31, 2011

VHI-ANN

MFS® HIGH INCOME SERIES

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Income Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS High Income Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy Independent	8.6%
Broadcasting	6.1%
Medical & Health Technology & Services	5.6%
Utilities – Electric Power	5.2%
Telecommunications – Wireless	4.7%

Composition including fixed income credit quality (a)(i)
A	0.1%
BBB	4.7%
BB	26.9%
B	46.0%
CCC	15.4%
CC	0.6%
C	0.1%
D	0.1%
Not Rated	0.6%
Non-Fixed Income	1.1%
Cash & Other	4.4%

Portfolio facts (i)
Average Duration (d)	4.3
Average Effective Maturity (m)	7.1 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

2

MFS High Income Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS High Income Series (the “fund”) provided a total return of 4.10%, while Service Class shares of the fund provided a total return of 3.85%. These compare with a return of 4.96% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Effective September 15, 2011 the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays Capital U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark. The Barclays Capital U.S. High-Yield Corporate Bond Index generated a return of 4.98% over the reporting period.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Relative to the Barclays Capital U.S. High-Yield Corporate Bond Index, the fund’s greater exposure to “BBB” and “B” rated (r) securities detracted from performance as these credit quality sectors underperformed higher-rated securities over the reporting period.

The fund’s greater exposure to the financial sector also hindered relative results. This market segment underperformed the benchmark as Europe’s mounting sovereign debt crisis put pressure on most financial companies.

Among individual securities, the fund’s holdings of automotive financial services firm Ally Financial were among the fund’s top relative detractors for the reporting period. Debt holdings of aviation company Hawker Beechcraft Acquisition, cement manufacturer Cemex Espana, and small arms manufacturer Heckler & Koch GmbH also held back relative returns.

Contributors to Performance

The fund’s lesser exposure to “BB” rated securities contributed to performance. Yield curve (y) positioning, particularly the fund’s greater exposure to shifts at the long end of the yield curve (centered around maturities of 10 years or more), was another positive factor for the fund’s results as the yield curve flattened over the reporting period.

Top individual contributors during the reporting period included the fund’s debt holdings of energy company Energy Future Holdings, insurance company American International Group, integrated telecommunications services company Sprint Capital, and funeral homes operator Service Corporation International.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective May 1, 2011, William Adams replaced John Addeo as a co-manager of the fund.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS High Income Series

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/26/95	4.10%	4.82%	6.54%
Service Class	5/01/00	3.85%	4.56%	6.28%

Comparative benchmarks
Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)(z)		4.96%	7.74%	8.96%
Barclays Capital U.S. High-Yield Corporate Bond Index (f)(z)		4.98%	7.54%	8.85%

(f)	Source: FactSet Research Systems Inc.

(z)	Effective September 15, 2011, the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays Capital U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark as the new benchmark more appropriately aligns with the fund’s investment strategy.

Benchmark Definitions

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays Capital U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

4

MFS High Income Series

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS High Income Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.80%	$1,000.00	$997.86	$4.03
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$997.45	$5.29
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS High Income Series

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)

BONDS – 92.1%
Aerospace – 1.6%
BE Aerospace, Inc., 8.5%, 2018		$410,000	$448,916
Bombardier, Inc., 7.5%, 2018 (n)		1,370,000	1,465,900
Bombardier, Inc., 7.75%, 2020 (n)		550,000	599,500
CPI International, Inc., 8%, 2018		1,040,000	865,800
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015		1,220,000	225,700
Heckler & Koch GmbH, 9.5%, 2018 (z)	EUR	386,000	317,234
Huntington Ingalls Industries, Inc., 7.125%, 2021 (n)		$1,090,000	1,068,200

			$4,991,250

Apparel Manufacturers – 0.7%
Hanesbrands, Inc., 8%, 2016		$570,000	$619,875
Hanesbrands, Inc., 6.375%, 2020		535,000	543,025
Phillips-Van Heusen Corp., 7.375%, 2020		1,065,000	1,155,525

			$2,318,425

Asset-Backed & Securitized – 0.6%
Arbor Realty Mortgage Securities, CDO, FRN, 2.711%, 2038 (z)		$568,229	$73,870
ARCap REIT, Inc., CDO, “H”, FRN, 6.01%, 2045 (a)(d)(z)		156,251	8
Citigroup Commercial Mortgage Trust, FRN, 5.697%, 2049		985,952	344,798
Crest Ltd., CDO, 7%, 2040 (a)(p)		939,086	46,954
CWCapital Cobalt Ltd., CDO, 6.23%, 2045 (a)(p)(z)		1,129,138	22,583
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.72%, 2050 (z)		516,539	10,331
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032		750,000	407,384
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		624,920	594,455
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 6.058%, 2051		750,000	325,875
Wachovia Bank Commercial Mortgage Trust, FRN, 5.744%, 2047		579,683	91,706

			$1,917,964

Automotive – 3.0%
Accuride Corp., 9.5%, 2018		$1,415,000	$1,365,475
Allison Transmission, Inc., 7.125%, 2019 (n)		900,000	882,000
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 2021 (n)		700,000	637,000
Ford Motor Co., 7.45%, 2031		1,005,000	1,206,000
Ford Motor Credit Co. LLC, 12%, 2015		2,426,000	2,971,826
General Motors Financial Co., Inc., 6.75%, 2018 (n)		905,000	923,100
Jaguar Land Rover PLC, 7.75%, 2018 (n)		200,000	190,500
Jaguar Land Rover PLC, 8.125%, 2021 (n)		910,000	855,400
Lear Corp., 8.125%, 2020		625,000	687,500

			$9,718,801

Issuer	Shares/Par	Value ($)

BONDS – continued
Basic Industry – 0.4%
Trimas Corp., 9.75%, 2017	$1,050,000	$1,139,250

Broadcasting – 5.5%
Allbritton Communications Co., 8%, 2018	$755,000	$749,338
AMC Networks, Inc., 7.75%, 2021 (n)	631,000	686,213
Clear Channel Communications, Inc., 9%, 2021	763,000	642,828
EH Holding Corp., 7.625%, 2021 (n)	645,000	677,250
Gray Television, Inc., 10.5%, 2015	300,000	283,500
Inmarsat Finance PLC, 7.375%, 2017 (n)	1,040,000	1,086,800
Intelsat Bermuda Ltd., 11.25%, 2017	1,370,000	1,325,475
Intelsat Jackson Holdings Ltd., 9.5%, 2016	1,710,000	1,786,950
Intelsat Jackson Holdings Ltd., 11.25%, 2016	1,335,000	1,402,584
LBI Media, Inc., 8.5%, 2017 (z)	645,000	355,556
Liberty Media Corp., 8.5%, 2029	1,215,000	1,178,550
Local TV Finance LLC, 9.25%, 2015 (p)(z)	1,542,946	1,473,513
Newport Television LLC, 13%, 2017 (n)(p)	507,855	431,924
Nexstar Broadcasting Group, Inc., 8.875%, 2017	430,000	440,750
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	585,000	637,650
Sinclair Broadcast Group, Inc., 8.375%, 2018	175,000	180,688
SIRIUS XM Radio, Inc., 13%, 2013 (n)	300,000	340,500
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	1,095,000	1,199,025
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	835,000	876,750
Univision Communications, Inc., 6.875%, 2019 (n)	595,000	574,175
Univision Communications, Inc., 7.875%, 2020 (n)	820,000	832,300
Univision Communications, Inc., 8.5%, 2021 (n)	675,000	614,250

		$17,776,569

Brokerage & Asset Managers – 0.4%
E*TRADE Financial Corp., 12.5%, 2017	$1,055,000	$1,192,150

Building – 1.8%
Associated Materials LLC, 9.125%, 2017	$275,000	$239,938
Building Materials Holding Corp., 6.875%, 2018 (n)	815,000	855,750
Building Materials Holding Corp., 7%, 2020 (n)	480,000	516,000
Building Materials Holding Corp., 6.75%, 2021 (n)	445,000	467,250
CEMEX S.A., 9.25%, 2020	2,130,000	1,624,125
Masonite International Corp., 8.25%, 2021 (n)	585,000	573,300
Nortek, Inc., 10%, 2018 (n)	320,000	303,200
Nortek, Inc., 8.5%, 2021 (n)	1,120,000	946,400
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625%, 2017 (n)	391,000	398,820

		$5,924,783

7

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Business Services – 1.4%
Ceridian Corp., 12.25%, 2015 (p)		$500,000	$387,500
iGate Corp., 9%, 2016 (n)		917,000	946,803
Interactive Data Corp., 10.25%, 2018		920,000	1,007,400
Iron Mountain, Inc., 8.375%, 2021		1,170,000	1,246,050
SunGard Data Systems, Inc., 10.25%, 2015		595,000	616,569
SunGard Data Systems, Inc., 7.375%, 2018		315,000	322,481

			$4,526,803

Cable TV – 3.8%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)		$270,000	$280,800
Cablevision Systems Corp., 8.625%, 2017		750,000	830,625
CCH II LLC, 13.5%, 2016		1,120,000	1,293,600
CCO Holdings LLC, 7.875%, 2018		1,135,000	1,210,194
CCO Holdings LLC, 8.125%, 2020		1,640,000	1,795,800
Cequel Communications Holdings, 8.625%, 2017 (n)		585,000	620,100
DISH DBS Corp., 6.75%, 2021		355,000	382,513
EchoStar Corp., 7.125%, 2016		825,000	888,938
Insight Communications Co., Inc., 9.375%, 2018 (n)		905,000	1,033,963
Mediacom LLC, 9.125%, 2019		845,000	896,756
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	270,000	335,470
UPCB Finance III Ltd., 6.625%, 2020 (n)		$1,472,000	1,449,920
Virgin Media Finance PLC, 9.5%, 2016		410,000	460,225
Virgin Media Finance PLC, 8.375%, 2019		120,000	131,700
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	440,000	575,165

			$12,185,769

Chemicals – 3.2%
Celanese U.S. Holdings LLC, 6.625%, 2018		$835,000	$887,188
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		1,600,000	1,500,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020		270,000	222,750
Huntsman International LLC, 8.625%, 2021		1,170,000	1,240,200
Lyondell Chemical Co., 8%, 2017		158,000	172,615
Lyondell Chemical Co., 11%, 2018		880,787	962,260
LyondellBasell Industries, Inc., 6%, 2021 (n)		1,055,000	1,094,563
Momentive Performance Materials, Inc., 12.5%, 2014		1,240,000	1,314,400
Momentive Performance Materials, Inc., 11.5%, 2016		907,000	675,715
Nalco Co., 8.25%, 2017		175,000	198,625
Polypore International, Inc., 7.5%, 2017		975,000	1,009,125
Solutia, Inc., 7.875%, 2020		805,000	875,438

			$10,152,879

Issuer	Shares/Par	Value ($)

BONDS – continued
Computer Software – 0.6%
Lawson Software, Inc., 11.5%, 2018 (n)	$835,000	$809,950
Syniverse Holdings, Inc., 9.125%, 2019	965,000	1,018,075

		$1,828,025

Computer Software – Systems – 1.2%
Audatex North America, Inc., 6.75%, 2018 (n)	$615,000	$621,150
CDW LLC/CDW Finance Corp., 12.535%, 2017	465,000	467,325
CDW LLC/CDW Finance Corp., 8.5%, 2019	1,045,000	1,052,838
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	1,145,000	1,225,150
Eagle Parent, Inc., 8.625%, 2019 (n)	345,000	329,475

		$3,695,938

Conglomerates – 1.6%
Amsted Industries, Inc., 8.125%, 2018 (n)	$1,340,000	$1,420,400
Dynacast International LLC, 9.25%, 2019 (z)	745,000	700,300
Griffon Corp., 7.125%, 2018	1,280,000	1,267,200
Tomkins LLC/Tomkins, Inc., 9%, 2018	1,593,000	1,766,239

		$5,154,139

Consumer Products – 1.4%
Easton-Bell Sports, Inc., 9.75%, 2016	$890,000	$970,100
Elizabeth Arden, Inc., 7.375%, 2021	910,000	946,400
Jarden Corp., 7.5%, 2020	1,095,000	1,166,175
Libbey Glass, Inc., 10%, 2015	805,000	861,350
Visant Corp., 10%, 2017	665,000	608,475

		$4,552,500

Consumer Services – 1.1%
Realogy Corp., 11.5%, 2017	$845,000	$659,100
Service Corp. International, 6.75%, 2015	565,000	607,375
Service Corp. International, 7%, 2017	1,515,000	1,643,775
Service Corp. International, 7%, 2019	445,000	468,363

		$3,378,613

Containers – 1.8%
Exopack Holding Corp., 10%, 2018 (z)	$545,000	$545,000
Graham Packaging Co. LP/GPC Capital Corp., 9.875%, 2014	630,000	640,238
Greif, Inc., 6.75%, 2017	1,070,000	1,118,150
Greif, Inc., 7.75%, 2019	310,000	334,800
Packaging Dynamics Corp., 8.75%, 2016 (z)	375,000	375,000
Reynolds Group, 8.75%, 2016 (n)	470,000	494,675
Reynolds Group, 7.125%, 2019 (n)	1,195,000	1,215,913
Reynolds Group, 8.25%, 2021 (n)	615,000	544,275
Sealed Air Corp., 8.125%, 2019 (n)	165,000	180,675
Sealed Air Corp., 8.375%, 2021 (n)	165,000	182,325

		$5,631,051

Defense Electronics – 0.6%
Ducommun, Inc., 9.75%, 2018 (n)	$845,000	$857,675
ManTech International Corp., 7.25%, 2018	720,000	733,500
MOOG, Inc., 7.25%, 2018	300,000	316,500

		$1,907,675

8

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Electrical Equipment – 0.1%
Avaya, Inc., 9.75%, 2015	$360,000	$324,000

Electronics – 0.8%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$1,065,000	$1,138,219
Freescale Semiconductor, Inc., 8.05%, 2020	480,000	451,200
NXP B.V., 9.75%, 2018 (n)	108,000	117,720
Sensata Technologies B.V., 6.5%, 2019 (n)	960,000	948,000

		$2,655,139

Energy – Independent – 8.4%
ATP Oil & Gas Corp., 11.875%, 2015	$605,000	$397,788
Bill Barrett Corp., 9.875%, 2016	915,000	1,006,500
Bill Barrett Corp., 7.625%, 2019	250,000	261,250
BreitBurn Energy Partners LP, 8.625%, 2020	445,000	465,581
Carrizo Oil & Gas, Inc., 8.625%, 2018	420,000	424,200
Carrizo Oil & Gas, Inc., 8.625%, 2018 (n)	170,000	170,850
Chaparral Energy, Inc., 8.875%, 2017	1,465,000	1,516,275
Chesapeake Energy Corp., 6.875%, 2020	435,000	465,450
Concho Resources, Inc., 8.625%, 2017	625,000	682,813
Concho Resources, Inc., 6.5%, 2022	1,270,000	1,327,150
Connacher Oil & Gas Ltd., 8.5%, 2019 (n)	635,000	574,675
Continental Resources, Inc., 8.25%, 2019	925,000	1,017,500
Denbury Resources, Inc., 8.25%, 2020	1,040,000	1,162,200
Energy XXI Gulf Coast, Inc., 9.25%, 2017	1,425,000	1,546,125
EXCO Resources, Inc., 7.5%, 2018	1,305,000	1,233,225
Harvest Operations Corp., 6.875%, 2017 (n)	1,600,000	1,656,000
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	350,000	374,500
Laredo Petroleum, Inc., 9.5%, 2019 (n)	615,000	651,900
LINN Energy LLC, 6.5%, 2019 (n)	445,000	441,663
LINN Energy LLC, 8.625%, 2020	535,000	580,475
LINN Energy LLC, 7.75%, 2021	361,000	375,440
Newfield Exploration Co., 6.625%, 2014	150,000	151,688
Newfield Exploration Co., 6.625%, 2016	855,000	880,650
Newfield Exploration Co., 6.875%, 2020	650,000	695,500
OGX Petroleo e Gas Participacoes S.A., 8.5%, 2018 (n)	1,954,000	1,914,920
Pioneer Natural Resources Co., 7.5%, 2020	605,000	709,569
QEP Resources, Inc., 6.875%, 2021	1,265,000	1,363,038
Quicksilver Resources, Inc., 9.125%, 2019	440,000	466,400
Range Resources Corp., 8%, 2019	1,045,000	1,165,175
SandRidge Energy, Inc., 8%, 2018 (n)	1,595,000	1,610,950
SM Energy Co., 6.5%, 2021 (n)	890,000	916,700
Swift Energy Co., 7.875%, 2022 (n)	445,000	439,438
Whiting Petroleum Corp., 6.5%, 2018	245,000	256,025

		$26,901,613

Engineering – Construction – 0.2%
B-Corp. Merger Sub, Inc., 8.25%, 2019 (n)	$800,000	$752,000

Entertainment – 1.1%
AMC Entertainment, Inc., 8.75%, 2019	$1,010,000	$1,045,350
AMC Entertainment, Inc., 9.75%, 2020	760,000	722,000
Cinemark USA, Inc., 8.625%, 2019	1,055,000	1,147,313
NAI Entertainment Holdings LLC, 8.25%, 2017 (n)	450,000	475,875

		$3,390,538

Issuer	Shares/Par		Value ($)

BONDS – continued
Financial Institutions – 4.4%
CIT Group, Inc., 5.25%, 2014 (n)		$795,000	$792,019
CIT Group, Inc., 7%, 2017		5,355,000	5,355,000
CIT Group, Inc., 6.625%, 2018 (n)		1,189,000	1,230,615
Credit Acceptance Corp., 9.125%, 2017		625,000	653,125
GMAC, Inc., 8%, 2031		175,000	168,875
International Lease Finance Corp., 8.75%, 2017		940,000	968,200
International Lease Finance Corp., 7.125%, 2018 (n)		928,000	960,480
Nationstar Mortgage LLC, 10.875%, 2015		1,610,000	1,593,900
SLM Corp., 8.45%, 2018		295,000	303,850
SLM Corp., 8%, 2020		1,540,000	1,555,400
Springleaf Finance Corp., 6.9%, 2017		655,000	471,600

			$14,053,064

Food & Beverages – 1.4%
ARAMARK Corp., 8.5%, 2015		$355,000	$363,875
B&G Foods, Inc., 7.625%, 2018		955,000	1,014,688
Constellation Brands, Inc., 7.25%, 2016		240,000	263,700
Pinnacle Foods Finance LLC, 9.25%, 2015		1,195,000	1,226,369
Pinnacle Foods Finance LLC, 10.625%, 2017		375,000	393,750
Pinnacle Foods Finance LLC, 8.25%, 2017		275,000	286,000
TreeHouse Foods, Inc., 7.75%, 2018		850,000	920,125

			$4,468,507

Forest & Paper Products – 1.9%
Boise, Inc., 8%, 2020		$1,065,000	$1,126,238
Cascades, Inc., 7.75%, 2017		695,000	688,050
Georgia-Pacific Corp., 8%, 2024		870,000	1,115,431
Graphic Packaging Holding Co., 7.875%, 2018		710,000	756,150
Millar Western Forest Products Ltd., 8.5%, 2021 (z)		200,000	152,000
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	715,000	953,151
Tembec Industries, Inc., 11.25%, 2018		$880,000	906,400
Xerium Technologies, Inc., 8.875%, 2018 (z)		415,000	375,575

			$6,072,995

Gaming & Lodging – 4.5%
Boyd Gaming Corp., 7.125%, 2016		$1,090,000	$942,850
FelCor Lodging LP, REIT, 6.75%, 2019		495,000	475,200
Firekeepers Development Authority, 13.875%, 2015 (n)		925,000	1,049,875
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)		1,190,000	744
GWR Operating Partnership LLP, 10.875%, 2017		470,000	511,125
Harrah’s Operating Co., Inc., 11.25%, 2017		1,945,000	2,064,131
Harrah’s Operating Co., Inc., 10%, 2018		461,000	299,650
Harrah’s Operating Co., Inc., 10%, 2018		207,000	141,795
Host Hotels & Resorts, Inc., 6.75%, 2016		920,000	945,300
MGM Mirage, 10.375%, 2014		670,000	765,475

9

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Gaming & Lodging – continued
MGM Mirage, 6.625%, 2015	$360,000	$342,000
MGM Mirage, 7.5%, 2016	180,000	172,350
MGM Resorts International, 11.375%, 2018	1,100,000	1,210,000
MGM Resorts International, 9%, 2020	1,020,000	1,129,650
Penn National Gaming, Inc., 8.75%, 2019	1,450,000	1,576,875
Seven Seas Cruises S. de R.L., 9.125%, 2019 (n)	665,000	679,963
Wyndham Worldwide Corp., 7.375%, 2020	645,000	736,187
Wynn Las Vegas LLC, 7.75%, 2020	1,135,000	1,259,850

		$14,303,020

Health Maintenance Organizations – 0.2%
AMERIGROUP Corp., 7.5%, 2019	$725,000	$746,750

Industrial – 1.3%
Altra Holdings, Inc., 8.125%, 2016	$710,000	$754,375
Dematic S.A., 8.75%, 2016 (z)	1,230,000	1,214,625
Hillman Group, Inc., 10.875%, 2018	565,000	559,350
Hyva Global B.V., 8.625%, 2016 (n)	695,000	573,375
Mueller Water Products, Inc., 8.75%, 2020	866,000	940,693

		$4,042,418

Insurance – 0.4%
American International Group, Inc., 8.175% to 2038, FRN to 2068	$760,000	$676,400
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	500,000	571,250

		$1,247,650

Insurance – Property & Casualty – 1.1%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)	$1,325,000	$1,662,875
USI Holdings Corp., 9.75%, 2015 (z)	780,000	746,850
XL Group PLC, 6.5% to 2017, FRN to 2049	1,415,000	1,107,238

		$3,516,963

Machinery & Tools – 1.2%
Case Corp., 7.25%, 2016	$545,000	$584,513
Case New Holland, Inc., 7.875%, 2017	2,140,000	2,418,200
CNH Capital LLC, 6.25%, 2016 (n)	255,000	262,650
Rental Service Corp., 9.5%, 2014	175,000	179,813
RSC Equipment Rental, Inc., 8.25%, 2021	485,000	491,063

		$3,936,239

Major Banks – 0.4%
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (a)(d)(n)	$530,000	$331,913
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	1,580,000	1,076,375

		$1,408,288

Medical & Health Technology & Services – 5.5%
Beagle Acquisition Corp., 11%, 2019 (n)	$435,000	$455,119
Biomet, Inc., 10%, 2017	835,000	901,800
Biomet, Inc., 10.375%, 2017 (p)	375,000	405,938
Biomet, Inc., 11.625%, 2017	605,000	656,425
Davita, Inc., 6.375%, 2018	1,215,000	1,243,856

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
Davita, Inc., 6.625%, 2020	$485,000	$498,338
Emergency Medical Services Corp., 8.125%, 2019 (z)	355,000	354,113
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	865,000	969,881
HCA, Inc., 8.5%, 2019	2,595,000	2,841,525
HCA, Inc., 7.5%, 2022	610,000	623,725
Health Management Associates, Inc., 7.375%, 2020 (n)	440,000	457,600
HealthSouth Corp., 8.125%, 2020	1,385,000	1,395,388
Teleflex, Inc., 6.875%, 2019	545,000	568,163
Tenet Healthcare Corp., 9.25%, 2015	575,000	604,469
United Surgical Partners International, Inc., 8.875%, 2017	565,000	563,588
United Surgical Partners International, Inc., 9.25%, 2017 (p)	495,000	497,475
Universal Health Services, Inc., 7%, 2018	715,000	741,813
Universal Hospital Services, Inc., 8.5%, 2015 (p)	1,630,000	1,646,300
Universal Hospital Services, Inc., FRN, 4.12%, 2015	310,000	279,775
Vanguard Health Systems, Inc., 0%, 2016	4,000	2,500
Vanguard Health Systems, Inc., 8%, 2018	1,430,000	1,419,275
VWR Funding, Inc., 10.25%, 2015 (p)	493,072	509,097

		$17,636,163

Metals & Mining – 2.5%
AK Steel Corp., 7.625%, 2020	$805,000	$756,700
Arch Coal, Inc., 7%, 2019 (n)	925,000	943,500
Arch Coal, Inc., 7.25%, 2020	385,000	393,663
Cloud Peak Energy, Inc., 8.25%, 2017	1,335,000	1,421,775
Cloud Peak Energy, Inc., 8.5%, 2019	1,340,000	1,447,200
Consol Energy, Inc., 8%, 2017	595,000	651,525
Consol Energy, Inc., 8.25%, 2020	510,000	563,550
Fortescue Metals Group Ltd., 6.875%, 2018 (n)	260,000	248,950
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	765,000	778,388
Peabody Energy Corp., 6%, 2018 (n)	420,000	428,400
Peabody Energy Corp., 6.25%, 2021 (n)	420,000	434,700

		$8,068,351

Natural Gas – Distribution – 0.1%
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	$540,000	$475,200

Natural Gas – Pipeline – 2.6%
Atlas Pipeline Partners LP, 8.75%, 2018	$825,000	$866,250
Atlas Pipeline Partners LP/Finance Corp., 8.75%, 2018 (n)	635,000	663,575
Crosstex Energy, Inc., 8.875%, 2018	1,435,000	1,567,738
El Paso Corp., 7%, 2017	985,000	1,079,217
El Paso Corp., 7.75%, 2032	1,415,000	1,634,325
Energy Transfer Equity LP, 7.5%, 2020	1,150,000	1,256,375
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	750,000	802,500

10

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Natural Gas – Pipeline – continued
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068		$391,000	$406,640

			$8,276,620

Network & Telecom – 2.6%
CenturyLink, Inc., 7.6%, 2039		$292,000	$286,529
Cincinnati Bell, Inc., 8.25%, 2017		315,000	316,575
Cincinnati Bell, Inc., 8.75%, 2018		1,310,000	1,216,663
Citizens Communications Co., 9%, 2031		650,000	593,125
Frontier Communications Corp., 8.25%, 2017		295,000	301,638
Frontier Communications Corp., 8.125%, 2018		1,205,000	1,214,038
Frontier Communications Corp., 8.5%, 2020		820,000	839,475
Qwest Communications International, Inc., 7.125%, 2018 (n)		1,445,000	1,502,800
Windstream Corp., 8.125%, 2018		215,000	230,319
Windstream Corp., 7.75%, 2020		1,420,000	1,467,925
Windstream Corp., 7.75%, 2021		440,000	451,000

			$8,420,087

Oil Services – 1.2%
Chesapeake Energy Corp., 6.625%, 2019 (n)		$325,000	$338,000
Dresser-Rand Group, Inc., 6.5%, 2021 (z)		180,000	184,050
Edgen Murray Corp., 12.25%, 2015		645,000	580,500
Expro Finance Luxembourg, 8.5%, 2016 (n)		605,000	532,400
McJunkin Red Man Holding Corp., 9.5%, 2016		515,000	522,725
Pioneer Drilling Co., 9.875%, 2018		1,375,000	1,436,875
Pioneer Drilling Co., 9.875%, 2018 (n)		80,000	83,600
Unit Corp., 6.625%, 2021		205,000	205,000

			$3,883,150

Other Banks & Diversified Financials – 1.5%
Capital One Financial Corp., 10.25%, 2039		$1,345,000	$1,395,438
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)		710,000	640,903
LBG Capital No.1 PLC, 7.875%, 2020 (n)		900,000	682,200
Santander UK PLC, 8.963% to 2030, FRN to 2049		2,155,000	1,939,500

			$4,658,041

Pharmaceuticals – 0.4%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	385,000	$503,269
Endo Pharmaceuticals Holdings, Inc., 7%, 2019		$375,000	399,375
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		450,000	444,375

			$1,347,019

Pollution Control – 0.3%
WCA Waste Corp., 7.5%, 2019 (n)		$895,000	$903,950

Issuer	Shares/Par	Value ($)

BONDS – continued
Printing & Publishing – 0.5%
American Media, Inc., 13.5%, 2018 (z)	$94,618	$76,641
Nielsen Finance LLC, 11.5%, 2016	501,000	573,645
Nielsen Finance LLC, 7.75%, 2018	885,000	955,800

		$1,606,086

Railroad & Shipping – 0.3%
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021	$455,000	$467,513
Kansas City Southern Railway, 8%, 2015	335,000	355,519

		$823,032

Real Estate – 1.0%
CB Richard Ellis Group, Inc., 11.625%, 2017	$335,000	$386,088
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019	465,000	430,125
Entertainment Properties Trust, REIT, 7.75%, 2020	1,015,000	1,066,963
Kennedy Wilson, Inc., 8.75%, 2019 (n)	580,000	565,500
MPT Operating Partnership LP, REIT, 6.875%, 2021	635,000	629,444

		$3,078,120

Retailers – 2.6%
Academy Ltd., 9.25%, 2019 (n)	$270,000	$266,625
Burlington Coat Factory Warehouse Corp., 10%, 2019	840,000	821,100
J. Crew Group, Inc., 8.125%, 2019	750,000	716,250
Limited Brands, Inc., 6.9%, 2017	760,000	818,900
Limited Brands, Inc., 7%, 2020	300,000	324,750
Limited Brands, Inc., 6.95%, 2033	415,000	384,913
Neiman Marcus Group, Inc., 10.375%, 2015	860,000	893,334
QVC, Inc., 7.375%, 2020 (n)	705,000	752,588
Rite Aid Corp., 9.375%, 2015	790,000	762,350
Sally Beauty Holdings, Inc., 6.875%, 2019 (z)	420,000	438,900
Toys “R” Us Property Co. II LLC, 8.5%, 2017	355,000	367,425
Toys “R” Us, Inc., 10.75%, 2017	1,060,000	1,159,375
Yankee Aquisition Corp., 8.5%, 2015	215,000	217,150
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	445,000	389,375

		$8,313,035

Specialty Chemicals – 0.1%
Koppers, Inc., 7.875%, 2019	$355,000	$376,300

Specialty Stores – 0.5%
Michaels Stores, Inc., 11.375%, 2016	$735,000	$779,027
Michaels Stores, Inc., 7.75%, 2018	785,000	792,850

		$1,571,877

Telecommunications – Wireless – 4.5%
Clearwire Corp., 12%, 2015 (n)	$885,000	$847,388
Cricket Communications, Inc., 7.75%, 2016	275,000	283,938
Cricket Communications, Inc., 7.75%, 2020	860,000	752,500
Crown Castle International Corp., 9%, 2015	915,000	991,631
Crown Castle International Corp., 7.125%, 2019	1,315,000	1,420,200
Digicel Group Ltd., 12%, 2014 (n)	200,000	224,000

11

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Telecommunications – Wireless – continued
Digicel Group Ltd., 8.25%, 2017 (n)	$1,155,000	$1,160,775
Digicel Group Ltd., 10.5%, 2018 (n)	930,000	934,650
MetroPCS Wireless, Inc., 7.875%, 2018	625,000	633,594
MetroPCS Wireless, Inc., 6.625%, 2020	210,000	195,825
NII Holdings, Inc., 10%, 2016	975,000	1,106,625
NII Holdings, Inc., 7.625%, 2021	720,000	714,600
Sprint Capital Corp., 6.875%, 2028	735,000	524,606
Sprint Nextel Corp., 6%, 2016	1,610,000	1,336,300
Sprint Nextel Corp., 8.375%, 2017	825,000	739,406
Sprint Nextel Corp., 9%, 2018 (n)	440,000	462,000
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	1,515,000	1,355,925
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	960,000	873,600

		$14,557,563

Telephone Services – 0.4%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$470,000	$481,750
Level 3 Financing, Inc., 9.375%, 2019	815,000	850,656

		$1,332,406

Transportation – 0.1%
Navios South American Logistics, Inc., 9.25%, 2019 (n)	$459,000	$367,200

Transportation – Services – 2.3%
ACL I Corp., 10.625%, 2016 (n)(p)	$898,343	$687,919
Aguila American Resources Ltd., 7.875%, 2018 (n)	655,000	635,350
American Petroleum Tankers LLC, 10.25%, 2015	576,000	587,520
Avis Budget Car Rental LLC , 9.75%, 2020	365,000	375,038
Commercial Barge Line Co., 12.5%, 2017	1,890,000	2,036,475
Hertz Corp., 7.5%, 2018	740,000	773,300
Navios Maritime Acquisition Corp., 8.625%, 2017	1,065,000	772,125
Navios Maritime Holdings, Inc., 8.875%, 2017	650,000	619,125
Swift Services Holdings, Inc., 10%, 2018	925,000	973,563

		$7,460,415

Utilities – Electric Power – 5.0%
AES Corp., 8%, 2017	$890,000	$979,000
Atlantic Power Corp., 9%, 2018 (z)	365,000	365,913
Calpine Corp., 8%, 2016 (n)	805,000	869,400
Calpine Corp., 7.875%, 2020 (n)	1,210,000	1,303,775
Covanta Holding Corp., 7.25%, 2020	1,165,000	1,224,600
Dolphin Subsidiary ll, Inc., 7.25%, 2021 (n)	670,000	723,600
Edison Mission Energy, 7%, 2017	915,000	594,750
EDP Finance B.V., 6%, 2018 (n)	1,190,000	1,001,008
Enel Finance International S.A., 6%, 2039 (n)	405,000	325,963
Energy Future Holdings Corp., 10%, 2020	1,140,000	1,197,000
Energy Future Holdings Corp., 10%, 2020	2,725,000	2,874,875
GenOn Energy, Inc., 9.5%, 2018	645,000	653,063
GenOn Energy, Inc., 9.875%, 2020	1,445,000	1,466,675

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
NRG Energy, Inc., 7.375%, 2017	$590,000	$612,125
NRG Energy, Inc., 8.25%, 2020	1,415,000	1,422,075
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	470,000	398,913

		$16,012,735

Total Bonds (Identified Cost, $301,363,124)		$294,979,118

FLOATING RATE LOANS (g)(r) – 0.6%
Aerospace – 0.1%
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 10.5%, 2014	$564,811	$437,729

Broadcasting – 0.0%
Local TV Finance LLC, Term Loan B, 2.3%, 2013	$85,508	$82,220

Financial Institutions – 0.1%
Springleaf Finance Corp., Term Loan, 5.5%, 2017	$452,233	$392,030

Oil Services – 0.3%
Samson Investment Co., Bridge Term Loan, 2012 (o)	$855,000	$855,000

Utilities – Electric Power – 0.1%
Dynegy Holdings, Inc., CoalCo. Term Loan, 9.25%, 2016	$121,283	$121,950
Dynegy Holdings, Inc., GasCo. Term Loan, 9.25%, 2016	181,924	184,133

		$306,083

Total Floating Rate Loans (Identified Cost, $2,222,006)		$2,073,062

COMMON STOCKS – 0.3%
Automotive – 0.1%
Accuride Corp. (a)	24,851	$176,939

Broadcasting – 0.1%
New Young Broadcasting Holding Co., Inc. (a)	163	$440,100

Printing & Publishing – 0.1%
American Media Operations, Inc. (a)	24,246	$288,285

Special Products & Services – 0.0%
Mark IV Industries LLC, Common Units, “A” (a)	676	$25,012

Total Common Stocks (Identified Cost, $2,056,557)		$930,336

CONVERTIBLE PREFERRED STOCKS – 0.2%
Automotive – 0.2%
General Motors Co., 4.75% (Identified Cost, $791,000)	15,820	$541,835

12

MFS High Income Series

Portfolio of Investments – continued

Issuer			Shares/Par	Value ($)

PREFERRED STOCKS – 0.7%
Other Banks & Diversified Financials – 0.7%
Ally Financial, Inc., 7% (n)			511	$366,307
Ally Financial, Inc., “A”, 8.5%			80,292	1,476,570
GMAC Capital Trust I, 8.125%			23,250	449,655

Total Preferred Stocks (Identified Cost, $3,032,693)				$2,292,532

	Strike Price	First Exercise
WARRANTS – 0.2%
Broadcasting – 0.2%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $562,667) (a)	$0.01	7/14/10	295	$796,500

Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)
PUT OPTIONS PURCHASED – 0.0%
Market Index Securities – 0.0%
S&P 500 Index – January 2012 @ $1,150 (Premiums paid, $163,592)	104	$31,720

Issuer	Shares/Par
MONEY MARKET FUNDS – 3.4%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)	10,895,508	$10,895,508

Total Investments (Identified Cost, $321,087,147)		$312,540,611

OTHER ASSETS, LESS LIABILITIES – 2.5%		7,868,469

Net Assets – 100.0%		$320,409,080

(a)	Non-income producing security.

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $78,500,620, representing 24.5% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
American Media, Inc., 13.5%, 2018	12/22/10	$96,000	$76,641
Arbor Realty Mortgage Securities, CDO, FRN, 2.711%, 2038	12/20/05	568,229	73,870
ARCap REIT, Inc., CDO, “H”, FRN, 6.01%, 2045	6/21/11	5,696	8
Atlantic Power Corp., 9%, 2018	10/26/11	355,921	365,913
CWCapital Cobalt Ltd., CDO, 6.23%, 2045	3/20/06	1,056,828	22,583
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.72%, 2050	4/12/06	516,761	10,331
Dematic S.A., 8.75%, 2016	4/19/11-11/08/11	1,238,900	1,214,625
Dresser-Rand Group, Inc., 6.5%, 2021	12/14/11-12/20/11	183,592	184,050
Dynacast International LLC, 9.25%, 2019	7/12/11-7/15/11	753,112	700,300
Emergency Medical Services Corp., 8.125%, 2019	5/13/11	355,000	354,113
Exopack Holding Corp., 10%, 2018	5/25/11	546,920	545,000
G-Force LLC, CDO, “A2”, 4.83%, 2036	2/14/11	608,176	594,455
Heckler & Koch GmbH, 9.5%, 2018	5/06/11-5/10/11	547,198	317,234
LBI Media, Inc., 8.5%, 2017	7/18/07	637,981	355,556
Local TV Finance LLC, 9.25%, 2015	11/13/07-2/16/11	1,517,114	1,473,513
Millar Western Forest Products Ltd., 8.5%, 2021	7/27/11-8/15/11	164,578	152,000

13

MFS High Income Series

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Value
Packaging Dynamics Corp., 8.75%, 2016	1/25/11-2/01/11	379,824	375,000
Sally Beauty Holdings, Inc., 6.875%, 2019	11/03/11	420,000	438,900
USI Holdings Corp., 9.75%, 2015	5/07/07-6/08/07	786,066	746,850
Xerium Technologies, Inc., 8.875%, 2018	5/20/11	415,000	375,575
Total Restricted Securities			$8,376,517
% of Net assets			2.6%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 12/31/11

Forward Foreign Currency Exchange Contracts at 12/31/11

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Barclays Bank PLC	1,227,688	1/12/12	$1,653,340	$1,589,013	$64,327
SELL	EUR	Credit Suisse Group	1,618,467	1/12/12	2,196,924	2,094,803	102,121

							$166,448

Liability Derivatives
BUY	EUR	JPMorgan Chase Bank N.A.	156,820	1/12/12	$213,330	$202,974	$(10,356)
BUY	EUR	Goldman Sachs International	367,728	1/12/12	496,933	475,954	(20,979)

							$(31,335)

At December 31, 2011, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

14

MFS High Income Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $310,191,639)	$301,645,103
Underlying affiliated funds, at cost and value	10,895,508
Total investments, at value (identified cost, $321,087,147)	$312,540,611
Cash	536,830
Receivables for
Forward foreign currency exchange contracts	166,448
Investments sold	103,991
Fund shares sold	2,652,522
Interest	5,829,378
Other assets	3,923
Total assets		$321,833,703
Liabilities
Payables for
Forward foreign currency exchange contracts	$31,335
Investments purchased	1,276,988
Fund shares reacquired	48,351
Payable to affiliates
Investment adviser	18,734
Shareholder servicing costs	268
Distribution and/or service fees	138
Payable for independent Trustees’ compensation	6
Accrued expenses and other liabilities	48,803
Total liabilities		$1,424,623
Net assets		$320,409,080
Net assets consist of
Paid-in capital	$333,269,304
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(8,413,246)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(29,187,841)
Undistributed net investment income	24,740,863
Net assets		$320,409,080
Shares of beneficial interest outstanding		38,673,148

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$313,702,971	37,859,901	$8.29
Service Class	6,706,109	813,247	8.25

See Notes to Financial Statements

15

MFS High Income Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Interest	$26,399,993
Dividends	228,684
Dividends from underlying affiliated funds	9,793
Foreign taxes withheld	(1,104)
Total investment income		$26,637,366
Expenses
Management fee	$2,388,014
Distribution and/or service fees	18,464
Shareholder servicing costs	37,382
Administrative services fee	59,822
Independent Trustees’ compensation	10,968
Custodian fee	50,908
Shareholder communications	62,472
Auditing fees	66,529
Legal fees	6,296
Miscellaneous	24,945
Total expenses		$2,725,800
Fees paid indirectly	(365)
Reduction of expenses by investment adviser	(1,472)
Net expenses		$2,723,963
Net investment income		$23,913,403
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$5,082,837
Futures contracts	(465,589)
Foreign currency transactions	53,752
Net realized gain (loss) on investments and foreign currency transactions		$4,671,000
Change in unrealized appreciation (depreciation)
Investments	$(14,502,185)
Futures contracts	(99,717)
Translation of assets and liabilities in foreign currencies	154,777
Net unrealized gain (loss) on investments and foreign currency translation		$(14,447,125)
Net realized and unrealized gain (loss) on investments and foreign currency		$(9,776,125)
Change in net assets from operations		$14,137,278

See Notes to Financial Statements

16

MFS High Income Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$23,913,403	$27,654,465
Net realized gain (loss) on investments and foreign currency transactions	4,671,000	11,817,825
Net unrealized gain (loss) on investments and foreign currency translation	(14,447,125)	10,091,693
Change in net assets from operations	$14,137,278	$49,563,983
Distributions declared to shareholders
From net investment income	$(28,856,819)	$(27,232,133)
Change in net assets from fund share transactions	$(44,715,689)	$6,115,633
Total change in net assets	$(59,435,230)	$28,447,483
Net assets
At beginning of period	379,844,310	351,396,827
At end of period (including undistributed net investment income of $24,740,863 and $28,411,204, respectively)	$320,409,080	$379,844,310

See Notes to Financial Statements

17

MFS High Income Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.78	$8.25	$6.25	$9.52	$10.04
Income (loss) from investment operations
Net investment income (d)	$0.61	$0.63	$0.63	$0.71	$0.71
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	0.53	1.98	(3.18)	(0.52)
Total from investment operations	$0.33	$1.16	$2.61	$(2.47)	$0.19
Less distributions declared to shareholders
From net investment income	$(0.82)	$(0.63)	$(0.61)	$(0.80)	$(0.71)
Net asset value, end of period (x)	$8.29	$8.78	$8.25	$6.25	$9.52
Total return (%) (k)(r)(s)(x)	4.10	14.73	45.08	(28.26)	1.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.80	0.81	0.87	0.88
Expenses after expense reductions (f)	0.79	0.80	0.81	0.82	0.83
Net investment income	7.01	7.55	8.89	8.66	7.21
Portfolio turnover	59	70	52	60	73
Net assets at end of period (000 omitted)	$313,703	$372,412	$344,186	$203,800	$324,081

Service Class	Years ended 12/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.74	$8.22	$6.22	$9.47	$9.99
Income (loss) from investment operations
Net investment income (d)	$0.59	$0.61	$0.62	$0.69	$0.68
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	0.53	1.96	(3.17)	(0.52)
Total from investment operations	$0.31	$1.14	$2.58	$(2.48)	$0.16
Less distributions declared to shareholders
From net investment income	$(0.80)	$(0.62)	$(0.58)	$(0.77)	$(0.68)
Net asset value, end of period (x)	$8.25	$8.74	$8.22	$6.22	$9.47
Total return (%) (k)(r)(s)(x)	3.85	14.40	44.75	(28.43)	1.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05	1.07	1.12	1.13
Expenses after expense reductions (f)	1.04	1.05	1.06	1.07	1.08
Net investment income	6.77	7.31	8.78	8.40	6.96
Portfolio turnover	59	70	52	60	73
Net assets at end of period (000 omitted)	$6,706	$7,432	$7,210	$6,442	$11,086

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

18

MFS High Income Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Income Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value

19

MFS High Income Series

Notes to Financial Statements – continued

based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,676,719	$1,627,919	$288,285	$4,592,923
Corporate Bonds	—	252,469,819	—	252,469,819
Commercial Mortgage-Backed Securities	—	1,169,763	—	1,169,763
Asset-Backed Securities (including CDOs)	—	748,201	—	748,201
Foreign Bonds	—	40,591,335	—	40,591,335
Floating Rate Loans	—	2,073,062	—	2,073,062
Mutual Funds	10,895,508	—	—	10,895,508
Total Investments	$13,572,227	$298,680,099	$288,285	$312,540,611

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$135,113	$—	$135,113

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Equity Securities	Asset-Backed Securities	Corporate Bonds	Total
Balance as of 12/31/10	$0	$321,294	$96,132	$417,426
Realized gain (loss)	0	(544,624)	(319,686)	(864,310)
Change in unrealized appreciation (depreciation)	0	392,580	300,195	692,775
Sales	0	(169,250)	0	(169,250)
Transfers into level 3	288,285	—	—	288,285
Transfers out of level 3	—	—	(76,641)	(76,641)
Balance as of 12/31/11	$288,285	$—	$—	$288,285

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2011 is $0.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses

20

MFS High Income Series

Notes to Financial Statements – continued

attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$166,448	$(31,335)
Equity	Purchased Equity Options	31,720	—
Total		$198,168	$(31,335)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Interest Rate	$(465,589)	$—	$—
Foreign Exchange	—	58,762	—
Equity	—	—	357,910
Total	$(465,589)	$58,762	$357,910

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$(99,717)	$—	$—
Foreign Exchange	—	156,699	—
Equity	—	—	(338,645)
Total	$(99,717)	$156,699	$(338,645)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

21

MFS High Income Series

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate, duration, or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

22

MFS High Income Series

Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$28,856,819	$27,232,133

23

MFS High Income Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$322,455,378
Gross appreciation	7,818,295
Gross depreciation	(17,733,062)
Net unrealized appreciation (depreciation)	$(9,914,767)
Undistributed ordinary income	25,018,410
Capital loss carryforwards	(27,951,482)
Other temporary differences	(12,385)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(20,426,634)
12/31/17	(7,524,848)
Total	$(27,951,482)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$28,197,014	$26,701,187
Service Class	659,805	530,946
Total	$28,856,819	$27,232,133

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.85% of average daily net assets for the Initial Class shares and 1.10% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2013. For the year ended December 31, 2011, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and

24

MFS High Income Series

Notes to Financial Statements – continued

expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $36,982, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $400.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0175% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,035 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,472, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,039,776	$1,117,670
Investments (non-U.S. Government securities)	$193,628,729	$248,044,490

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	7,341,306	$62,780,029	10,058,256	$84,434,070
Service Class	108,386	967,172	115,409	973,135
	7,449,692	$63,747,201	10,173,665	$85,407,205
Shares issued to shareholders in reinvestment of distributions
Initial Class	3,507,091	$28,197,014	3,284,279	$26,701,187
Service Class	82,373	659,805	65,468	530,946
	3,589,464	$28,856,819	3,349,747	$27,232,133

25

MFS High Income Series

Notes to Financial Statements – continued

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(15,422,605)	$(135,365,132)	(12,619,148)	$(104,808,671)
Service Class	(228,069)	(1,954,577)	(207,525)	(1,715,034)
	(15,650,674)	$(137,319,709)	(12,826,673)	$(106,523,705)
Net change
Initial Class	(4,574,209)	$(44,388,089)	723,387	$6,326,586
Service Class	(37,309)	(327,600)	(26,648)	(210,953)
	(4,611,518)	$(44,715,689)	696,739	$6,115,633

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $2,651 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,221,763	137,599,445	(131,925,700)	10,895,508

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$9,793	$10,895,508

26

MFS High Income Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS High Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Series as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

27

MFS High Income Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

28

MFS High Income Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

29

MFS High Income Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers William Adams David Cole

30

MFS High Income Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

31

MFS High Income Series

Board Review of Investment Advisory Agreement – continued

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including the replacement of the senior portfolio manager in 2008 and MFS’ efforts to strengthen its research process for this Fund and other high yield Funds. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

32

MFS High Income Series

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

33

MFS High Income Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

34

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

35

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

36

MFS® Strategic Income Series

MFS® Variable Insurance Trust

ANNUAL REPORT

December 31, 2011

VWG-ANN

MFS® STRATEGIC INCOME SERIES

The report is prepared for the general information of contract owners.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Strategic Income Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

MFS Strategic Income Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	40.1%
High Yield Corporates	30.1%
Non-U.S. Government Bonds	15.6%
Emerging Markets Bonds	4.7%
U.S. Government Agencies	1.7%
Mortgage-Backed Securities	1.5%
Commercial Mortgage-Backed Securities	1.2%
Collateralized Debt Obligations	0.6%
Asset-Backed Securities	0.6%
Floating Rate Loans	0.1%

Composition including fixed income credit quality (a)(i)
AAA	7.6%
AA	10.0%
A	15.4%
BBB	27.3%
BB	12.1%
B	14.6%
CCC	5.2%
CC	0.2%
C	0.4%
D (o)	0.0%
Federal Agencies	3.2%
Not Rated	0.2%
Non-Fixed Income	0.6%
Cash & Other	3.2%

Portfolio facts (i)
Average Duration (d)	4.7
Average Effective Maturity (m)	7.2 yrs.

Issuer country weightings (i)(x)
United States	68.2%
Japan	4.5%
United Kingdom	3.1%
Canada	2.7%
France	2.5%
Italy	2.5%
Germany	2.2%
Netherlands	1.9%
Brazil	1.6%
Other Countries	10.8%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.01%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 12/31/11.

The portfolio is actively managed and current holdings may be different.

MFS Strategic Income Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2011, Initial Class shares of the MFS Strategic Income Series (the “fund”) provided a total return of 4.74%, while Service Class shares of the fund provided a total return of 4.53%. These compare with a return of 4.98% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index. Over the same period, the fund’s other benchmark, the MFS Strategic Income Blended Index (the “Blended Index”), generated a return of 6.54%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Detractors from Performance

Credit quality, primarily the fund’s greater exposure to “BBB” rated (r) securities, was a primary detractor from performance relative to the Blended Index as this credit quality sector underperformed higher-rated securities over the reporting period. The fund’s return from yield, which was less than that of the benchmark, also held back relative results.

Yield curve (y) positioning, particularly the fund’s lesser exposure to shifts at the long end of the yield curve (centered around maturities of 10 years or more), was another detractor from the fund’s relative results as the yield curve flattened over the reporting period.

A greater relative exposure to the financial and banking sectors hindered relative performance. These market segments underperformed the Blended Index as Europe’s mounting sovereign debt crisis put pressure on most financial companies. Additionally, the fund’s exposure to the euro hurt results.

Contributors to Performance

Relative to the Blended Index, the fund’s avoidance of Turkish bonds, and a lesser exposure to Russian bonds, were key drivers of positive performance. A greater exposure to the industrial sector also benefited relative returns as this market segment turned in strong performance over the reporting period.

Security selection was another positive factor for relative results. Individual securities that were among the fund’s top relative contributors included the debt of drugstore chain CVS, energy infrastructure operator Kinder Morgan, and television network operator NBC Universal.

Respectfully,

William Adams	James Calmas	David Cole	Robert Persons
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective May 1, 2011, William Adams and David Cole replaced John Addeo as co-managers of the fund.

MFS Strategic Income Series

Management Review – continued

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Strategic Income Series

PERFORMANCE SUMMARY THROUGH 12/31/11

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/11

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/14/94	4.74%	5.50%	6.24%
Service Class	5/01/00	4.53%	5.23%	5.97%

Comparative benchmarks
Barclays Capital U.S. High-Yield Corporate Bond Index (f)		4.98%	7.54%	8.85%
MFS Strategic Income Blended Index (f)(y)		6.54%	7.13%	7.75%
Barclays Capital U.S. Credit Bond Index (f)		8.35%	6.80%	6.35%
Barclays Capital U.S. Government/Mortgage Bond Index (f)		7.74%	6.56%	5.64%
Citigroup World Government Bond Non-Dollar Hedged Index (f)		4.06%	4.34%	4.43%
Citigroup World Government Bond Non-Dollar Index (f)		5.17%	7.23%	8.36%
JPMorgan Emerging Markets Bond Index Global (f)		8.46%	8.08%	11.04%

(f)	Source: FactSet Research Systems Inc.

(y)	MFS Strategic Income Blended Index is at a point in time and allocations during the period can change. As of December 31, 2011 the blended index was comprised of 10% Barclays Capital U.S. Credit Bond Index, 26% Barclays Capital U.S. Government/Mortgage Bond Index, 33% Barclays Capital U.S. High-Yield Corporate Bond Index, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 14% JPMorgan Emerging Markets Bond Index Global.

Benchmark Definitions

Barclays Capital U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

MFS Strategic Income Series

Performance Summary – continued

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Strategic Income Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2011 through December 31, 2011

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Expenses Paid During Period (p) 7/01/11-12/31/11
Initial Class	Actual	0.80%	$1,000.00	$1,013.38	$4.06
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,011.85	$5.32
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

MFS Strategic Income Series

PORTFOLIO OF INVESTMENTS – 12/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 94.0%
Aerospace – 0.7%
BE Aerospace, Inc., 8.5%, 2018	$30,000	$32,850
Bombardier, Inc., 7.5%, 2018 (n)	55,000	58,850
Bombardier, Inc., 7.75%, 2020 (n)	20,000	21,800
CPI International, Inc., 8%, 2018	35,000	29,138
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	40,000	7,400
Huntington Ingalls Industries, Inc., 7.125%, 2021 (n)	60,000	58,800

		$208,838

Airlines – 0.3%
Continental Airlines, Inc., FRN, 0.878%, 2013	$94,866	$89,145

Apparel Manufacturers – 0.3%
Hanesbrands, Inc., 8%, 2016	$20,000	$21,750
Hanesbrands, Inc., 6.375%, 2020	20,000	20,300
Phillips-Van Heusen Corp., 7.375%, 2020	35,000	37,975

		$80,025

Asset-Backed & Securitized – 2.4%
ARCap REIT, Inc., CDO, “H”, FRN, 6.013%, 2045 (a)(d)(z)	$17,237	$1
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.893%, 2040 (z)	173,670	98,956
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	102,933	102,109
Crest Ltd., “A1” CDO, FRN, 1.053%, 2018 (z)	82,605	70,214
Crest Ltd., CDO, 7%, 2040 (a)(p)	152,029	7,601
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	7,206	7,201
Falcon Franchise Loan LLC, FRN, 4.806%, 2025 (i)(z)	200,876	25,572
First Union National Bank Commercial Mortgage Trust, FRN, 1.504%, 2043 (i)(z)	73,335	96
First Union-Lehman Brothers Bank of America, FRN, 0.443%, 2035 (i)	1,059,186	15,541
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	11,071	11,189
Hertz Global Holdings, Inc., 4.26%, 2014 (n)	100,000	102,368
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.891%, 2030 (i)	280,679	4,515
Morgan Stanley Capital I, Inc., FRN, 1.383%, 2039 (i)(z)	688,308	14,193
Prudential Securities Secured Financing Corp., FRN, 7.289%, 2013 (z)	171,000	157,137
Salomon Brothers Mortgage Securities, Inc., FRN, 7.161%, 2032 (z)	134,179	137,890

		$754,583

Automotive – 1.7%
Accuride Corp., 9.5%, 2018	$60,000	$57,900
Allison Transmission, Inc., 7.125%, 2019 (n)	45,000	44,100
Ford Motor Co., 7.45%, 2031	35,000	42,000

Issuer	Shares/Par	Value ($)

BONDS – continued
Automotive – continued
Ford Motor Credit Co. LLC, 12%, 2015	$100,000	$122,499
General Motors Financial Co., Inc., 6.75%, 2018 (n)	30,000	30,600
Harley-Davidson Financial Services, 3.875%, 2016 (n)	130,000	134,669
Lear Corp., 8.125%, 2020	20,000	22,000
RCI Banque S.A., 4.6%, 2016 (n)	90,000	85,670

		$539,438

Banks & Diversified Financials (Covered Bonds) – 0.5%
Bank of Nova Scotia, 1.45%, 2013 (n)	$150,000	$151,737

Basic Industry – 0.1%
Trimas Corp., 9.75%, 2017	$35,000	$37,975

Broadcasting – 2.4%
Allbritton Communications Co., 8%, 2018	$30,000	$29,775
AMC Networks, Inc., 7.75%, 2021 (n)	21,000	22,837
CBS Corp., 5.75%, 2020	20,000	22,486
Clear Channel Communications, Inc., 9%, 2021	32,000	26,960
EH Holding Corp., 7.625%, 2021 (n)	20,000	21,000
Gray Television, Inc., 10.5%, 2015	10,000	9,450
Intelsat Bermuda Ltd., 11.25%, 2017	55,000	53,213
Intelsat Jackson Holdings Ltd., 9.5%, 2016	80,000	83,600
Intelsat Jackson Holdings Ltd., 11.25%, 2016	15,000	15,759
LBI Media, Inc., 8.5%, 2017 (z)	30,000	16,537
Liberty Media Corp., 8.5%, 2029	30,000	29,100
Local TV Finance LLC, 9.25%, 2015 (p)(z)	51,074	48,776
NBCUniversal Media LLC, 5.95%, 2041	113,000	132,822
Newport Television LLC, 13%, 2017 (n)(p)	17,383	14,784
Nexstar Broadcasting Group, Inc., 8.875%, 2017	15,000	15,375
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	15,000	16,350
Sinclair Broadcast Group, Inc., 8.375%, 2018	5,000	5,162
SIRIUS XM Radio, Inc., 13%, 2013 (n)	20,000	22,700
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	20,000	21,900
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	50,000	52,500
Univision Communications, Inc., 6.875%, 2019 (n)	45,000	43,425
Univision Communications, Inc., 7.875%, 2020 (n)	15,000	15,225
Univision Communications, Inc., 8.5%, 2021 (n)	30,000	27,300

		$747,036

Brokerage & Asset Managers – 0.8%
E*TRADE Financial Corp., 7.875%, 2015	$30,000	$30,150
E*TRADE Financial Corp., 12.5%, 2017	10,000	11,300
TD AMERITRADE Holding Corp., 5.6%, 2019	200,000	216,250

		$257,700

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Building – 0.6%
Associated Materials LLC, 9.125%, 2017		$10,000	$8,725
Building Materials Holding Corp., 6.875%, 2018 (n)		15,000	15,750
Building Materials Holding Corp., 7%, 2020 (n)		15,000	16,125
Building Materials Holding Corp., 6.75%, 2021 (n)		10,000	10,500
CRH PLC, 8.125%, 2018		80,000	91,281
Nortek, Inc., 10%, 2018 (n)		5,000	4,737
Nortek, Inc., 8.5%, 2021 (n)		55,000	46,475
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625%, 2017 (n)		5,000	5,100

			$198,693

Business Services – 0.5%
Ceridian Corp., 12.25%, 2015 (p)		$20,000	$15,500
iGate Corp., 9%, 2016 (n)		35,000	36,138
Interactive Data Corp., 10.25%, 2018		35,000	38,325
Iron Mountain, Inc., 8.375%, 2021		40,000	42,600
SunGard Data Systems, Inc., 10.25%, 2015		26,000	26,942
SunGard Data Systems, Inc., 7.375%, 2018		10,000	10,237

			$169,742

Cable TV – 2.5%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)		$5,000	$5,200
Cablevision Systems Corp., 8.625%, 2017		25,000	27,687
CCH II LLC, 13.5%, 2016		35,000	40,425
CCO Holdings LLC, 7.875%, 2018		55,000	58,644
CCO Holdings LLC, 8.125%, 2020		35,000	38,325
Cequel Communications Holdings, 8.625%, 2017 (n)		15,000	15,900
CSC Holdings LLC, 8.5%, 2014		20,000	22,125
DIRECTV Holdings LLC, 5.875%, 2019		40,000	45,025
DISH DBS Corp., 6.75%, 2021		10,000	10,775
EchoStar Corp., 7.125%, 2016		20,000	21,550
Insight Communications Co., Inc., 9.375%, 2018 (n)		30,000	34,275
Mediacom LLC, 9.125%, 2019		30,000	31,838
Myriad International Holdings B.V., 6.375%, 2017 (n)		100,000	106,500
TCI Communications, Inc., 9.8%, 2012		81,000	81,537
Time Warner Cable, Inc., 8.25%, 2019		120,000	150,721
Videotron LTEE, 6.875%, 2014		15,000	15,037
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	50,000	65,360

			$770,924

Chemicals – 1.8%
Celanese U.S. Holdings LLC, 6.625%, 2018		$55,000	$58,438
Dow Chemical Co., 8.55%, 2019		170,000	222,416
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		55,000	51,563
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020		5,000	4,125
Huntsman International LLC, 8.625%, 2021		50,000	53,000
Lyondell Chemical Co., 11%, 2018		61,992	67,726

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – continued
Momentive Performance Materials, Inc., 12.5%, 2014	$44,000	$46,640
Momentive Performance Materials, Inc., 11.5%, 2016	32,000	23,840
Nalco Co., 8.25%, 2017	6,000	6,810
Polypore International, Inc., 7.5%, 2017	30,000	31,050

		$565,608

Computer Software – 0.5%
Lawson Software, Inc., 11.5%, 2018 (n)	$35,000	$33,950
Oracle Corp., 5.375%, 2040	66,000	80,406
Syniverse Holdings, Inc., 9.125%, 2019	30,000	31,650

		$146,006

Computer Software – Systems – 0.3%
CDW LLC/CDW Finance Corp., 12.535%, 2017	$10,000	$10,050
CDW LLC/CDW Finance Corp., 8.5%, 2019	45,000	45,338
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	30,000	32,100
Eagle Parent, Inc., 8.625%, 2019 (n)	15,000	14,325

		$101,813

Conglomerates – 0.6%
Amsted Industries, Inc., 8.125%, 2018 (n)	$50,000	$53,000
Dynacast International LLC, 9.25%, 2019 (z)	20,000	18,800
Griffon Corp., 7.125%, 2018	45,000	44,550
Tomkins LLC/Tomkins, Inc., 9%, 2018	54,000	59,873

		$176,223

Consumer Products – 0.9%
Easton-Bell Sports, Inc., 9.75%, 2016	$30,000	$32,700
Elizabeth Arden, Inc., 7.375%, 2021	30,000	31,200
Libbey Glass, Inc., 10%, 2015	27,000	28,890
Mattel, Inc., 5.45%, 2041	53,000	53,666
Visant Corp., 10%, 2017	25,000	22,875
Whirlpool Corp., 8%, 2012	98,000	100,187

		$269,518

Consumer Services – 0.4%
Realogy Corp., 11.5%, 2017	$35,000	$27,300
Service Corp. International, 7%, 2017	80,000	86,800

		$114,100

Containers – 1.0%
Graham Packaging Co. LP/GPC Capital Corp., 9.875%, 2014	$20,000	$20,325
Greif, Inc., 6.75%, 2017	145,000	151,525
Packaging Dynamics Corp., 8.75%, 2016 (z)	15,000	15,000
Reynolds Group, 7.125%, 2019 (n)	110,000	111,925
Sealed Air Corp., 8.125%, 2019 (n)	5,000	5,475
Sealed Air Corp., 8.375%, 2021 (n)	5,000	5,525

		$309,775

Defense Electronics – 0.8%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$169,000	$181,710
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	40,000	44,751
ManTech International Corp., 7.25%, 2018	30,000	30,563

		$257,024

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Electrical Equipment – 0.0%
Avaya, Inc., 9.75%, 2015	$15,000	$13,500

Electronics – 0.3%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$30,000	$32,063
Freescale Semiconductor, Inc., 8.05%, 2020	15,000	14,100
Sensata Technologies B.V., 6.5%, 2019 (n)	60,000	59,250

		$105,413

Emerging Market Quasi-Sovereign – 1.9%
Banco do Brasil S.A., 5.875%, 2022 (n)	$200,000	$200,200
IIRSA Norte Finance Ltd., 8.75%, 2024	105,162	120,548
Petrobras International Finance Co., 7.875%, 2019	66,000	78,784
Petrobras International Finance Co., 6.75%, 2041	48,000	55,158
Petroleos Mexicanos, 5.5%, 2021	100,000	108,500
Petroleos Mexicanos, 6.5%, 2041 (n)	31,000	34,875

		$598,065

Emerging Market Sovereign – 0.4%
Republic of Poland, 5%, 2022	$7,000	$7,035
Republic of South Africa, 5.5%, 2020	100,000	112,000

		$119,035

Energy – Independent – 3.6%
Anadarko Petroleum Corp., 5.95%, 2016	$120,000	$136,026
ATP Oil & Gas Corp., 11.875%, 2015	20,000	13,150
Bill Barrett Corp., 9.875%, 2016	30,000	33,000
Bill Barrett Corp., 7.625%, 2019	5,000	5,225
BreitBurn Energy Partners LP, 8.625%, 2020	15,000	15,694
Carrizo Oil & Gas, Inc., 8.625%, 2018	20,000	20,200
Carrizo Oil & Gas, Inc., 8.625%, 2018 (n)	5,000	5,025
Chaparral Energy, Inc., 8.875%, 2017	55,000	56,925
Chesapeake Energy Corp., 6.875%, 2020	15,000	16,050
Concho Resources, Inc., 8.625%, 2017	20,000	21,850
Concho Resources, Inc., 6.5%, 2022	40,000	41,800
Connacher Oil & Gas Ltd., 8.5%, 2019 (n)	15,000	13,575
Continental Resources, Inc., 8.25%, 2019	30,000	33,000
Denbury Resources, Inc., 8.25%, 2020	45,000	50,288
Energy XXI Gulf Coast, Inc., 9.25%, 2017	50,000	54,250
EXCO Resources, Inc., 7.5%, 2018	45,000	42,525
Harvest Operations Corp., 6.875%, 2017 (n)	50,000	51,750
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	15,000	16,050
Laredo Petroleum, Inc., 9.5%, 2019 (n)	20,000	21,200
LINN Energy LLC, 6.5%, 2019 (n)	10,000	9,925
LINN Energy LLC, 8.625%, 2020	20,000	21,700
LINN Energy LLC, 7.75%, 2021	23,000	23,920
Newfield Exploration Co., 6.625%, 2014	40,000	40,450
Newfield Exploration Co., 6.625%, 2016	30,000	30,900
Newfield Exploration Co., 6.875%, 2020	20,000	21,400
Pioneer Natural Resources Co., 7.5%, 2020	80,000	93,827
QEP Resources, Inc., 6.875%, 2021	60,000	64,650
Quicksilver Resources, Inc., 9.125%, 2019	15,000	15,900
Range Resources Corp., 8%, 2019	25,000	27,875
SandRidge Energy, Inc., 8%, 2018 (n)	55,000	55,550

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Independent – continued
SM Energy Co., 6.5%, 2021 (n)	$30,000	$30,900
Swift Energy Co., 7.875%, 2022 (n)	15,000	14,812
Talisman Energy, Inc., 7.75%, 2019	10,000	12,331
Whiting Petroleum Corp., 6.5%, 2018	15,000	15,675

		$1,127,398

Energy – Integrated – 1.0%
BP Capital Markets PLC, 4.5%, 2020	$29,000	$31,940
BP Capital Markets PLC, 4.742%, 2021	90,000	101,939
Cenovus Energy, Inc., 4.5%, 2014	30,000	32,318
Hess Corp., 8.125%, 2019	30,000	38,510
Petro-Canada Financial Partnership, 5%, 2014	110,000	118,876

		$323,583

Engineering – Construction – 0.1%
B-Corp. Merger Sub, Inc., 8.25%, 2019 (n)	$25,000	$23,500

Entertainment – 0.7%
AMC Entertainment, Inc., 8.75%, 2019	$60,000	$62,100
AMC Entertainment, Inc., 9.75%, 2020	20,000	19,000
Cinemark USA, Inc., 8.625%, 2019	45,000	48,938
Viacom, Inc., 3.875%, 2021	80,000	81,670

		$211,708

Financial Institutions – 1.8%
CIT Group, Inc., 5.25%, 2014 (n)	$45,000	$44,831
CIT Group, Inc., 7%, 2017	140,000	140,000
CIT Group, Inc., 6.625%, 2018 (n)	35,000	36,225
General Electric Capital Corp., 6%, 2019	30,000	34,459
General Electric Capital Corp., 5.5%, 2020	95,000	104,528
GMAC, Inc., 8%, 2031	5,000	4,825
International Lease Finance Corp., 8.75%, 2017	40,000	41,200
International Lease Finance Corp., 7.125%, 2018 (n)	47,000	48,645
Nationstar Mortgage LLC, 10.875%, 2015	50,000	49,500
SLM Corp., 8.45%, 2018	15,000	15,450
SLM Corp., 8%, 2020	60,000	60,600

		$580,263

Food & Beverages – 2.3%
Anheuser-Busch InBev S.A., 7.75%, 2019	$140,000	$181,322
ARAMARK Corp., 8.5%, 2015	30,000	30,750
B&G Foods, Inc., 7.625%, 2018	55,000	58,438
Conagra Foods, Inc., 5.875%, 2014	150,000	164,612
Corp Lindley S.A., 6.75%, 2021 (n)	2,000	2,040
Kraft Foods, Inc., 6.125%, 2018	80,000	94,395
Pinnacle Foods Finance LLC, 9.25%, 2015	45,000	46,181
Pinnacle Foods Finance LLC, 10.625%, 2017	10,000	10,500
Pinnacle Foods Finance LLC, 8.25%, 2017	10,000	10,400
TreeHouse Foods, Inc., 7.75%, 2018	30,000	32,475
Tyson Foods, Inc., 6.85%, 2016	70,000	76,825

		$707,938

Food & Drug Stores – 0.4%
CVS Caremark Corp., 5.75%, 2041	$110,000	$130,980

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Forest & Paper Products – 1.0%
Boise, Inc., 8%, 2020		$30,000	$31,725
Cascades, Inc., 7.75%, 2017		25,000	24,750
Georgia-Pacific Corp., 8%, 2024		30,000	38,463
Graphic Packaging Holding Co., 7.875%, 2018		20,000	21,300
Inversiones CMPC S.A., 4.75%, 2018 (n)		103,000	107,456
Votorantim Participacoes S.A., 6.75%, 2021 (n)		100,000	105,750

			$329,444

Gaming & Lodging – 2.2%
Boyd Gaming Corp., 7.125%, 2016		$40,000	$34,600
FelCor Lodging LP, REIT, 6.75%, 2019		10,000	9,600
Firekeepers Development Authority, 13.875%, 2015 (n)		30,000	34,050
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)		65,000	41
GWR Operating Partnership LLP, 10.875%, 2017		20,000	21,750
Harrah’s Operating Co., Inc., 11.25%, 2017		75,000	79,594
Harrah’s Operating Co., Inc., 10%, 2018		2,000	1,300
Harrah’s Operating Co., Inc., 10%, 2018		24,000	16,440
Host Hotels & Resorts, Inc., 6.75%, 2016		30,000	30,825
Marriott International, Inc., 5.625%, 2013		80,000	83,402
MGM Mirage, 10.375%, 2014		5,000	5,712
MGM Mirage, 6.625%, 2015		10,000	9,500
MGM Mirage, 7.5%, 2016		5,000	4,787
MGM Resorts International, 11.375%, 2018		35,000	38,500
MGM Resorts International, 9%, 2020		30,000	33,225
Penn National Gaming, Inc., 8.75%, 2019		50,000	54,375
Seven Seas Cruises S. de R.L., 9.125%, 2019 (n)		20,000	20,450
Wyndham Worldwide Corp., 6%, 2016		50,000	53,920
Wyndham Worldwide Corp., 5.75%, 2018		90,000	95,276
Wyndham Worldwide Corp., 7.375%, 2020		30,000	34,241
Wynn Las Vegas LLC, 7.75%, 2020		35,000	38,850

			$700,438

Health Maintenance Organizations – 0.1%
AMERIGROUP Corp., 7.5%, 2019		$25,000	$25,750

Industrial – 0.2%
Altra Holdings, Inc., 8.125%, 2016		$25,000	$26,563
Mueller Water Products, Inc., 8.75%, 2020		26,000	28,243

			$54,806

Insurance – 2.0%
Allianz AG, 5.5% to 2014, FRN to 2049	EUR	105,000	$120,622
American International Group, Inc., 8.175% to 2038, FRN to 2068		$25,000	22,250
Metropolitan Life Global Funding I, 2.875%, 2012 (n)		140,000	141,830
Metropolitan Life Global Funding I, 5.125%, 2014 (n)		40,000	43,069

Issuer	Shares/Par		Value ($)

BONDS – continued
Insurance – continued
Principal Financial Group, Inc., 8.875%, 2019		$80,000	$99,604
Prudential Financial, Inc., 6.2%, 2015		80,000	87,420
Unum Group, 7.125%, 2016		90,000	102,700

			$617,495

Insurance – Property & Casualty – 2.3%
Aon Corp., 3.5%, 2015		$130,000	$133,401
AXIS Capital Holdings Ltd., 5.75%, 2014		130,000	136,686
AXIS Capital Holdings Ltd., 5.875%, 2020		40,000	41,124
CNA Financial Corp., 5.875%, 2020		100,000	102,725
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)		45,000	56,475
PartnerRe Ltd., 5.5%, 2020		66,000	66,558
Travelers Cos., Inc., 3.9%, 2020		150,000	159,759
USI Holdings Corp., 9.75%, 2015 (z)		30,000	28,725

			$725,453

International Market Quasi-Sovereign – 2.4%
EDF Energies Nouvelles S.A., 6.5%, 2019 (n)		$120,000	$135,747
ING Bank N.V., 3.9%, 2014 (n)		150,000	158,252
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)		400,000	349,830
Westpac Banking Corp., 3.45%, 2014 (n)		100,000	106,083

			$749,912

International Market Sovereign – 12.6%
Federal Republic of Germany, 3.75%, 2015	EUR	179,000	$254,838
Federal Republic of Germany, 4.25%, 2018	EUR	73,000	112,312
Federal Republic of Germany, 6.25%, 2030	EUR	89,000	177,125
Government of Canada, 4.5%, 2015	CAD	60,000	65,563
Government of Canada, 4.25%, 2018	CAD	31,000	35,510
Government of Canada, 5.75%, 2033	CAD	11,000	16,601
Government of Japan, 1.3%, 2014	JPY	28,850,000	386,937
Government of Japan, 1.7%, 2017	JPY	41,100,000	570,262
Government of Japan, 2.2%, 2027	JPY	13,200,000	187,351
Government of Japan, 2.4%, 2037	JPY	13,900,000	201,224
Kingdom of Belgium, 5.5%, 2017	EUR	79,000	111,924
Kingdom of Spain, 4.6%, 2019	EUR	118,000	152,156
Kingdom of the Netherlands, 3.75%, 2014	EUR	198,000	276,839
Kingdom of the Netherlands, 5.5%, 2028	EUR	25,000	44,706
Republic of Austria, 4.65%, 2018	EUR	96,000	139,096
Republic of France, 6%, 2025	EUR	77,000	126,884
Republic of France, 4.75%, 2035	EUR	103,000	155,477
Republic of Italy, 4.75%, 2013	EUR	197,000	253,501
Republic of Italy, 5.25%, 2017	EUR	262,000	324,062
United Kingdom Treasury, 8%, 2015	GBP	94,000	187,688
United Kingdom Treasury, 8%, 2021	GBP	36,000	85,687
United Kingdom Treasury, 4.25%, 2036	GBP	50,000	95,284

			$3,961,027

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Local Authorities – 0.7%
Louisiana Gas & Fuels Tax Rev. (Build America Bonds), FRN, 3%, 2043	$100,000	$101,166
Province of Ontario, 5.45%, 2016	95,000	110,313

		$211,479

Machinery & Tools – 1.0%
Atlas Copco AB, 5.6%, 2017 (n)	$135,000	$152,769
Case Corp., 7.25%, 2016	15,000	16,087
Case New Holland, Inc., 7.875%, 2017	85,000	96,050
CNH Capital LLC, 6.25%, 2016 (n)	5,000	5,150
Rental Service Corp., 9.5%, 2014	5,000	5,137
RSC Equipment Rental, Inc., 8.25%, 2021	30,000	30,375

		$305,568

Major Banks – 4.7%
Bank of America Corp., 7.375%, 2014	$50,000	$51,843
Bank of America Corp., 6.5%, 2016	170,000	171,202
Barclays Bank PLC, 5.125%, 2020	100,000	102,722
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	100,000	69,750
BNP Paribas, FRN, 3.313%, 2014	18,000	16,948
Commonwealth Bank of Australia, 5%, 2019 (n)	80,000	84,843
Goldman Sachs Group, Inc., 6%, 2014	50,000	51,901
Intesa Sanpaolo S.p.A., FRN, 2.906%, 2014 (n)	100,000	88,045
JPMorgan Chase & Co., 4.625%, 2021	90,000	93,118
JPMorgan Chase Capital XXII, 6.45%, 2087	71,000	71,000
JPMorgan Chase Capital XXVII, 7%, 2039	20,000	20,125
Macquarie Group Ltd., 6%, 2020 (n)	108,000	101,304
Merrill Lynch & Co., Inc., 6.4%, 2017	30,000	29,049
Morgan Stanley, 6%, 2014	100,000	100,972
Morgan Stanley, 5.625%, 2019	100,000	92,608
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	55,000	37,469
Standard Chartered PLC, 3.85%, 2015 (n)	100,000	100,646
SunTrust Banks, Inc., 3.5%, 2017	69,000	69,356
UFJ Finance Aruba AEC, 6.75%, 2013	70,000	74,799
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	49,000	52,491

		$1,480,191

Medical & Health Technology & Services – 2.9%
Beagle Acquisition Corp., 11%, 2019 (n)	$15,000	$15,694
Biomet, Inc., 10%, 2017	5,000	5,400
Biomet, Inc., 10.375%, 2017 (p)	15,000	16,237
Biomet, Inc., 11.625%, 2017	45,000	48,825
Cardinal Health, Inc., 5.8%, 2016	94,000	107,718
Davita, Inc., 6.375%, 2018	45,000	46,069
Davita, Inc., 6.625%, 2020	10,000	10,275
Emergency Medical Services Corp., 8.125%, 2019 (z)	10,000	9,975
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	20,000	22,425
HCA, Inc., 8.5%, 2019	95,000	104,025
HCA, Inc., 7.5%, 2022	30,000	30,675
Health Management Associates, Inc., 7.375%, 2020 (n)	15,000	15,600

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
HealthSouth Corp., 8.125%, 2020	$70,000	$70,525
Hospira, Inc., 6.05%, 2017	60,000	66,240
McKesson Corp., 5.7%, 2017	40,000	46,667
Owens & Minor, Inc., 6.35%, 2016	70,000	76,012
Tenet Healthcare Corp., 9.25%, 2015	20,000	21,025
United Surgical Partners International, Inc., 8.875%, 2017	15,000	14,962
United Surgical Partners International, Inc., 9.25%, 2017 (p)	15,000	15,075
Universal Health Services, Inc., 7%, 2018	25,000	25,937
Universal Hospital Services, Inc., 8.5%, 2015 (p)	55,000	55,550
Universal Hospital Services, Inc., FRN, 4.12%, 2015	10,000	9,025
Vanguard Health Systems, Inc., 8%, 2018	55,000	54,588
VWR Funding, Inc., 10.25%, 2015 (p)	18,779	19,389

		$907,913

Metals & Mining – 1.8%
AK Steel Corp., 7.625%, 2020	$20,000	$18,800
ArcelorMittal, 5.5%, 2021	210,000	192,761
Arch Coal, Inc., 7%, 2019 (n)	35,000	35,700
Cloud Peak Energy, Inc., 8.25%, 2017	40,000	42,600
Cloud Peak Energy, Inc., 8.5%, 2019	50,000	54,000
Consol Energy, Inc., 8%, 2017	20,000	21,900
Consol Energy, Inc., 8.25%, 2020	15,000	16,575
Fortescue Metals Group Ltd., 6.875%, 2018 (n)	10,000	9,575
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	15,000	15,262
Peabody Energy Corp., 6%, 2018 (n)	10,000	10,200
Peabody Energy Corp., 6.25%, 2021 (n)	10,000	10,350
Southern Copper Corp., 6.75%, 2040	100,000	100,062
Vale Overseas Ltd., 6.875%, 2039	33,000	37,798

		$565,583

Mortgage-Backed – 1.5%
Fannie Mae, 6%, 2017	$41,340	$44,762
Fannie Mae, 5.5%, 2020 - 2034	283,289	308,867
Freddie Mac, 4.224%, 2020	94,792	104,959

		$458,588

Natural Gas – Distribution – 0.2%
EQT Corp., 4.875%, 2021	$48,000	$48,453
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	15,000	13,200

		$61,653

Natural Gas – Pipeline – 2.4%
Atlas Pipeline Partners LP/Finance Corp., 8.75%, 2018 (n)	$50,000	$52,250
Crosstex Energy, Inc., 8.875%, 2018	45,000	49,163
El Paso Corp., 7%, 2017	45,000	49,304
El Paso Corp., 7.75%, 2032	50,000	57,750
Enbridge Energy Partners LP, 4.2%, 2021	130,000	135,757
Energy Transfer Equity LP, 7.5%, 2020	45,000	49,163
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	20,000	21,400

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Pipeline – continued
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	$12,000	$12,480
Kinder Morgan Energy Partners LP, 5.85%, 2012	97,000	100,127
Kinder Morgan Energy Partners LP, 6.375%, 2041	130,000	146,542
Spectra Energy Capital LLC, 8%, 2019	66,000	83,055

		$756,991

Network & Telecom – 2.5%
AT&T, Inc., 5.5%, 2018	$70,000	$81,027
AT&T, Inc., 3.875%, 2021	80,000	84,620
CenturyLink, Inc., 7.6%, 2039	12,000	11,775
Cincinnati Bell, Inc., 8.25%, 2017	10,000	10,050
Cincinnati Bell, Inc., 8.75%, 2018	50,000	46,438
Citizens Communications Co., 9%, 2031	25,000	22,812
France Telecom, 4.375%, 2014	80,000	84,506
Frontier Communications Corp., 8.125%, 2018	60,000	60,450
Frontier Communications Corp., 8.5%, 2020	25,000	25,594
Qwest Communications International, Inc., 7.125%, 2018 (n)	35,000	36,400
Qwest Corp., 7.5%, 2014	65,000	71,592
Telefonica S.A., 5.877%, 2019	80,000	79,062
Verizon Communications, Inc., 8.75%, 2018	80,000	108,058
Windstream Corp., 8.125%, 2018	5,000	5,356
Windstream Corp., 7.75%, 2020	60,000	62,025
Windstream Corp., 7.75%, 2021	10,000	10,250

		$800,015

Oil Services – 0.3%
Chesapeake Energy Corp., 6.625%, 2019 (n)	$10,000	$10,400
Dresser-Rand Group, Inc., 6.5%, 2021 (z)	10,000	10,225
McJunkin Red Man Holding Corp., 9.5%, 2016	20,000	20,300
Pioneer Drilling Co., 9.875%, 2018	45,000	47,025
Unit Corp., 6.625%, 2021	5,000	5,000

		$92,950

Other Banks & Diversified Financials – 2.8%
Bosphorus Financial Services Ltd., FRN, 2.257%, 2012 (z)	$6,250	$6,244
Citigroup, Inc., 6.375%, 2014	80,000	83,962
Citigroup, Inc., 6.01%, 2015	60,000	62,682
Citigroup, Inc., 8.5%, 2019	52,000	61,208
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	102,000	92,073
Lloyds TSB Bank PLC, 5.8%, 2020 (n)	110,000	104,432
Santander Holdings USA, Inc., 4.625%, 2016	10,000	9,603
Santander International Debt S.A., 2.991%, 2013 (n)	200,000	191,203
Santander UK PLC, 8.963% to 2030, FRN to 2049	68,000	61,200
Svenska Handelsbanken AB, 4.875%, 2014 (n)	110,000	114,456
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	120,000	101,550

		$888,613

Issuer	Shares/Par	Value ($)

BONDS – continued
Pharmaceuticals – 1.8%
Celgene Corp., 3.95%, 2020	$130,000	$130,926
Pfizer, Inc., 6.2%, 2019	160,000	197,425
Roche Holdings, Inc., 6%, 2019 (n)	140,000	170,158
Teva Pharmaceutical Finance LLC, 5.55%, 2016	39,000	44,084
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	15,000	14,812

		$557,405

Pollution Control – 0.4%
Republic Services, Inc., 5.25%, 2021	$80,000	$90,711
WCA Waste Corp., 7.5%, 2019 (n)	30,000	30,300

		$121,011

Printing & Publishing – 0.2%
American Media, Inc., 13.5%, 2018 (z)	$3,347	$2,711
Nielsen Finance LLC, 11.5%, 2016	13,000	14,885
Nielsen Finance LLC, 7.75%, 2018	30,000	32,400

		$49,996

Railroad & Shipping – 0.4%
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021	$15,000	$15,412
Kansas City Southern Railway, 8%, 2015	25,000	26,531
Panama Canal Railway Co., 7%, 2026 (n)	91,400	83,174

		$125,117

Real Estate – 1.9%
Boston Properties LP, REIT, 3.7%, 2018	$47,000	$47,991
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019	15,000	13,875
Entertainment Properties Trust, REIT, 7.75%, 2020	30,000	31,536
HCP, Inc., REIT, 5.375%, 2021	95,000	99,597
Kennedy Wilson, Inc., 8.75%, 2019 (n)	15,000	14,625
Kimco Realty Corp., REIT, 6.875%, 2019	22,000	25,315
MPT Operating Partnership LP, REIT, 6.875%, 2021	20,000	19,825
Simon Property Group, Inc., REIT, 6.1%, 2016	190,000	215,962
WEA Finance LLC, REIT, 5.4%, 2012 (n)	50,000	51,229
WEA Finance LLC, REIT, 6.75%, 2019 (n)	60,000	66,921

		$586,876

Retailers – 2.4%
Academy Ltd., 9.25%, 2019 (n)	$15,000	$14,812
AutoZone, Inc., 6.5%, 2014	150,000	164,781
Burlington Coat Factory Warehouse Corp., 10%, 2019	30,000	29,325
J. Crew Group, Inc., 8.125%, 2019	25,000	23,875
Kohl’s Corp., 4%, 2021	42,000	43,031
Limited Brands, Inc., 5.25%, 2014	25,000	26,000
Limited Brands, Inc., 6.9%, 2017	25,000	26,937
Limited Brands, Inc., 7%, 2020	10,000	10,825
Limited Brands, Inc., 6.95%, 2033	15,000	13,912
Macy’s, Inc., 8.125%, 2015	120,000	138,548
Neiman Marcus Group, Inc., 10.375%, 2015	35,000	36,357
QVC, Inc., 7.375%, 2020 (n)	25,000	26,687

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Retailers – continued
Rite Aid Corp., 9.375%, 2015	$20,000	$19,300
Sally Beauty Holdings, Inc., 6.875%, 2019 (z)	10,000	10,450
Staples, Inc., 9.75%, 2014	80,000	91,478
Toys “R” Us Property Co. II LLC, 8.5%, 2017	15,000	15,525
Toys “R” Us, Inc., 10.75%, 2017	30,000	32,813
Yankee Aquisition Corp., 8.5%, 2015	10,000	10,100
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	15,000	13,125

		$747,881

Specialty Chemicals – 0.3%
Ecolab, Inc., 4.35%, 2021	$80,000	$85,431
Koppers, Inc., 7.875%, 2019	10,000	10,600

		$96,031

Specialty Stores – 0.1%
Michaels Stores, Inc., 11.375%, 2016	$25,000	$26,497
Michaels Stores, Inc., 7.75%, 2018	20,000	20,200

		$46,697

Supermarkets – 0.3%
Delhaize Group, 5.875%, 2014	$90,000	$97,683

Supranational – 0.4%
Central American Bank, 4.875%, 2012 (n)	$140,000	$140,121

Telecommunications – Wireless – 2.3%
American Tower Corp., 4.625%, 2015	$40,000	$41,692
Clearwire Corp., 12%, 2015 (n)	40,000	38,300
Cricket Communications, Inc., 7.75%, 2020	35,000	30,625
Crown Castle International Corp., 9%, 2015	20,000	21,675
Crown Castle International Corp., 7.125%, 2019	85,000	91,800
Crown Castle Towers LLC, 6.113%, 2020 (n)	104,000	114,747
MetroPCS Wireless, Inc., 7.875%, 2018	25,000	25,344
MetroPCS Wireless, Inc., 6.625%, 2020	10,000	9,325
NII Holdings, Inc., 10%, 2016	30,000	34,050
NII Holdings, Inc., 8.875%, 2019	10,000	10,525
NII Holdings, Inc., 7.625%, 2021	15,000	14,887
Rogers Cable, Inc., 5.5%, 2014	79,000	85,157
Sprint Capital Corp., 6.875%, 2028	25,000	17,844
Sprint Nextel Corp., 6%, 2016	55,000	45,650
Sprint Nextel Corp., 8.375%, 2017	35,000	31,369
Sprint Nextel Corp., 9%, 2018 (n)	5,000	5,250
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	100,000	89,500

		$707,740

Telephone Services – 0.1%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$10,000	$10,250
Level 3 Financing, Inc., 9.375%, 2019	25,000	26,094

		$36,344

Issuer	Shares/Par	Value ($)

BONDS – continued
Tobacco – 1.4%
Altria Group, Inc., 9.25%, 2019	$130,000	$174,558
Lorillard Tobacco Co., 8.125%, 2019	37,000	44,074
Lorillard Tobacco Co., 6.875%, 2020	50,000	55,872
Reynolds American, Inc., 6.75%, 2017	135,000	153,445

		$427,949

Transportation – 0.0%
Navios South American Logistics, Inc., 9.25%, 2019 (n)	$16,000	$12,800

Transportation – Services – 1.1%
ACL I Corp., 10.625%, 2016 (n)(p)	$31,706	$24,279
American Petroleum Tankers LLC, 10.25%, 2015	14,000	14,280
Avis Budget Car Rental LLC , 9.75%, 2020	10,000	10,275
Commercial Barge Line Co., 12.5%, 2017	65,000	70,038
Erac USA Finance Co., 6.375%, 2017 (n)	110,000	127,111
Hertz Corp., 7.5%, 2018	20,000	20,900
Navios Maritime Acquisition Corp., 8.625%, 2017	40,000	29,000
Navios Maritime Holdings, Inc., 8.875%, 2017	20,000	19,050
Swift Services Holdings, Inc., 10%, 2018	40,000	42,100

		$357,033

U.S. Government Agencies and Equivalents – 1.7%
National Credit Union Administration Guaranteed Note, 2.9%, 2020	$20,000	$21,116
Small Business Administration, 6.35%, 2021	37,491	41,509
Small Business Administration, 4.34%, 2024	93,431	101,055
Small Business Administration, 4.99%, 2024	112,603	123,689
Small Business Administration, 4.86%, 2025	130,127	142,716
Small Business Administration, 4.625%, 2025	51,113	55,791
Small Business Administration, 5.11%, 2025	47,017	51,943

		$537,819

Utilities – Electric Power – 4.0%
AES Corp., 8%, 2017	$55,000	$60,500
Allegheny Energy, Inc., 5.75%, 2019 (n)	90,000	96,255
Atlantic Power Corp., 9%, 2018 (z)	10,000	10,025
Calpine Corp., 8%, 2016 (n)	35,000	37,800
Calpine Corp., 7.875%, 2020 (n)	45,000	48,488
CMS Energy Corp., 4.25%, 2015	90,000	90,963
Covanta Holding Corp., 7.25%, 2020	20,000	21,023
Dolphin Subsidiary ll, Inc., 7.25%, 2021 (n)	25,000	27,000
Duke Energy Corp., 3.35%, 2015	140,000	147,580
Edison Mission Energy, 7%, 2017	35,000	22,750
EDP Finance B.V., 6%, 2018 (n)	130,000	109,354
Energy Future Holdings Corp., 10%, 2020	45,000	47,250
Energy Future Holdings Corp., 10%, 2020	95,000	100,225
Exelon Generation Co. LLC, 5.35%, 2014	40,000	42,726
Exelon Generation Co. LLC, 5.2%, 2019	65,000	71,402
GenOn Energy, Inc., 9.5%, 2018	15,000	15,187
GenOn Energy, Inc., 9.875%, 2020	55,000	55,825
NRG Energy, Inc., 7.375%, 2017	20,000	20,750

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
NRG Energy, Inc., 8.25%, 2020	$100,000	$100,500
PPL WEM Holdings PLC, 3.9%, 2016 (n)	110,000	110,265
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	20,000	16,975

		$1,252,843

Total Bonds (Identified Cost, $28,601,116)		$29,482,501

PREFERRED STOCKS – 0.3%
Other Banks & Diversified Financials – 0.3%
Ally Financial, Inc., 7% (n)	20	$14,337
Ally Financial, Inc., “A”, 8.5%	2,935	53,975
GMAC Capital Trust I, 8.125%	1,075	20,790

Total Preferred Stocks (Identified Cost, $116,456)		$89,102

FLOATING RATE LOANS (g)(r) – 0.1%
Financial Institutions – 0.0%
Springleaf Finance Corp., Term Loan, 5.5%, 2017	$14,622	$12,675

Oil Services – 0.1%
Samson Investment Co., Bridge Term Loan, 2012 (o)	$30,000	$30,000

Total Floating Rate Loans (Identified Cost, $44,556)		$42,675

COMMON STOCKS – 0.1%
Automotive – 0.0%
Accuride Corp. (a)	791	$5,632

Issuer			Shares/Par	Value ($)

COMMON STOCKS – continued
Broadcasting – 0.1%
New Young Broadcasting Holding Co., Inc. (a)			6	$16,200

Printing & Publishing – 0.0%
American Media Operations, Inc. (a)			858	10,202

Total Common Stocks (Identified Cost, $34,490)				$32,034

	Strike Price	First Exercise
WARRANTS – 0.1%
Broadcasting – 0.1%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $18,500) (a)	$0.01	7/14/10	9	$24,300

CONVERTIBLE PREFERRED STOCKS – 0.1%
Automotive – 0.1%
General Motors Co., 4.75% (Identified Cost, $26,000)			520	$17,810

MONEY MARKET FUNDS – 3.8%
MFS Institutional Money Market Portfolio, 0.05%, at Cost and Net Asset Value (v)			1,191,135	$1,191,135

Total Investments (Identified Cost, $30,032,253)				$30,879,557

OTHER ASSETS, LESS LIABILITIES – 1.5%				465,718

Net Assets – 100.0%				$31,345,275

(a)	Non-income producing security.

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.

(e)	Guaranteed by Minister for Finance of Ireland.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $6,666,160 representing 21.3% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

MFS Strategic Income Series

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
American Media, Inc., 13.5%, 2018	12/22/10	$3,396	$2,711
ARCap REIT, Inc., CDO, “H”, FRN, 6.013%, 2045	6/21/11	628	1
Atlantic Power Corp., 9%, 2018	10/26/11	9,751	10,025
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.893%, 2040	3/01/06	173,670	98,956
Bosphorus Financial Services Ltd., FRN, 2.257%, 2012	3/08/05	6,250	6,244
Crest Ltd., “A1” CDO, FRN, 1.053%, 2018	1/21/10	64,635	70,214
Dresser-Rand Group, Inc., 6.5%, 2021	12/14/11-12/20/11	10,200	10,225
Dynacast International LLC, 9.25%, 2019	7/12/11-7/14/11	20,240	18,800
Emergency Medical Services Corp., 8.125%, 2019	5/13/11	10,000	9,975
Falcon Franchise Loan LLC, FRN, 4.806%, 2025	1/29/03	15,945	25,572
First Union National Bank Commercial Mortgage Trust, FRN, 1.504%, 2043	12/11/03	93	96
LBI Media, Inc., 8.5%, 2017	7/18/07	29,674	16,537
Local TV Finance LLC, 9.25%, 2015	11/13/07-2/16/11	50,279	48,776
Morgan Stanley Capital I, Inc., FRN, 1.383%, 2039	7/20/04	18,051	14,193
Packaging Dynamics Corp., 8.75%, 2016	1/25/11-2/01/11	15,201	15,000
Prudential Securities Secured Financing Corp., FRN, 7.289%, 2013	12/06/04	174,249	157,137
Sally Beauty Holdings, Inc., 6.875%, 2019	11/03/11	10,000	10,450
Salomon Brothers Mortgage Securities, Inc., FRN, 7.161%, 2032	1/07/05	136,516	137,890
USI Holdings Corp., 9.75%, 2015	5/07/07	30,363	28,725
Total Restricted Securities			$681,527
% of Net assets			2.2%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar

CNY	Chinese Yuan Renminbi

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

SEK	Swedish Krona

Derivative Contracts at 12/31/11

Forward Foreign Currency Exchange Contracts at 12/31/11

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	CAD	Merrill Lynch International Bank	63,000	1/12/12	$60,135	$61,828	$1,693
BUY	CNY	Deutsche Bank AG	1,149,000	5/16/12	181,517	182,215	698

MFS Strategic Income Series

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/11 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
SELL	EUR	UBS AG	984,241	3/15/12	$1,316,963	$1,274,634	$42,329
SELL	JPY	JPMorgan Chase Bank N.A.	10,107,356	1/12/12	131,692	131,329	363

							$45,083

Liability Derivatives
SELL	CAD	Merrill Lynch International Bank	178,023	1/12/12	$169,928	$174,712	$(4,784)
BUY	EUR	Credit Suisse Group	115,744	1/12/12	156,281	149,809	(6,472)
BUY	EUR	HSBC Bank	115,744	1/12/12	156,067	149,809	(6,258)
SELL	GBP	Barclays Bank PLC	110,068	1/12/12	169,176	170,924	(1,748)
SELL	GBP	Deutsche Bank AG	110,068	1/12/12	169,197	170,924	(1,727)
BUY	IDR	JPMorgan Chase Bank N.A.	488,308,000	1/11/12	53,897	53,816	(81)
BUY	SEK	Barclays Bank PLC	18,420	1/12/12	2,698	2,675	(23)
BUY	SEK	Deutsche Bank AG	18,420	1/12/12	2,699	2,675	(24)

							$(21,117)

Swap Agreements at 12/31/11

Expiration	Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swaps
9/20/14	USD	160,000	Goldman Sachs International (a)	1.00% (fixed rate)	(1)	$2,063

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Cargill, Inc., 7.375%, 10/01/25, an A rated bond. The fund entered into the contract to gain issuer exposure.

(a)	Net unamortized premiums received by the fund amounted to $200.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At December 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

MFS Strategic Income Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/11
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $28,841,118)	$29,688,422
Underlying affiliated funds, at cost and value	1,191,135
Total investments, at value (identified cost, $30,032,253)	$30,879,557
Cash	6,058
Receivables for
Forward foreign currency exchange contracts	45,083
Investments sold	4,379
Fund shares sold	621
Interest	486,192
Swaps, at value (net unamortized premiums received, $200)	2,063
Receivable from investment adviser	7,745
Other assets	600
Total assets		$31,432,298
Liabilities
Payables for
Forward foreign currency exchange contracts	$21,117
Investments purchased	30,000
Fund shares reacquired	17,047
Payable to affiliates
Shareholder servicing costs	61
Distribution and/or service fees	129
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	18,658
Total liabilities		$87,023
Net assets		$31,345,275
Net assets consist of
Paid-in capital	$30,921,496
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	869,413
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,943,628)
Undistributed net investment income	1,497,994
Net assets		$31,345,275
Shares of beneficial interest outstanding		3,134,244

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$25,047,543	2,495,897	$10.04
Service Class	6,297,732	638,347	9.87

See Notes to Financial Statements

MFS Strategic Income Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/11
Net investment income
Income
Interest	$1,806,486
Dividends	8,081
Dividends from underlying affiliated funds	1,216
Total investment income		$1,815,783
Expenses
Management fee	$231,426
Distribution and/or service fees	16,371
Shareholder servicing costs	4,046
Administrative services fee	17,502
Independent Trustees’ compensation	1,431
Custodian fee	28,734
Shareholder communications	11,768
Auditing fees	62,987
Legal fees	686
Miscellaneous	10,695
Total expenses		$385,646
Fees paid indirectly	(25)
Reduction of expenses by investment adviser	(104,087)
Net expenses		$281,534
Net investment income		$1,534,249
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$215,406
Futures contracts	6,024
Swap transactions	1,695
Foreign currency transactions	(30,850)
Net realized gain (loss) on investments and foreign currency transactions		$192,275
Change in unrealized appreciation (depreciation)
Investments	$(233,705)
Futures contracts	(4,965)
Swap transactions	(1,256)
Translation of assets and liabilities in foreign currencies	36,887
Net unrealized gain (loss) on investments and foreign currency translation		$(203,039)
Net realized and unrealized gain (loss) on investments and foreign currency		$(10,764)
Change in net assets from operations		$1,523,485

See Notes to Financial Statements

MFS Strategic Income Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2011	2010
Change in net assets
From operations
Net investment income	$1,534,249	$1,742,659
Net realized gain (loss) on investments and foreign currency transactions	192,275	618,592
Net unrealized gain (loss) on investments and foreign currency translation	(203,039)	929,304
Change in net assets from operations	$1,523,485	$3,290,555
Distributions declared to shareholders
From net investment income	$(1,781,713)	$(1,656,044)
Change in net assets from fund share transactions	$(3,257,529)	$(1,174,505)
Total change in net assets	$(3,515,757)	$460,006
Net assets
At beginning of period	34,861,032	34,401,026
At end of period (including undistributed net investment income of $1,497,994 and $1,522,117, respectively)	$31,345,275	$34,861,032

See Notes to Financial Statements

MFS Strategic Income Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$10.14		$9.68	$8.72	$10.55	$10.67
Income (loss) from investment operations
Net investment income (d)	$0.48		$0.50	$0.51	$0.56	$0.59
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)		0.45	1.41	(1.76)	(0.20)
Total from investment operations	$0.47		$0.95	$1.92	$(1.20)	$0.39
Less distributions declared to shareholders
From net investment income	$(0.57)		$(0.49)	$(0.96)	$(0.63)	$(0.51)
Net asset value, end of period (x)	$10.04		$10.14	$9.68	$8.72	$10.55
Total return (%) (k)(r)(s)(x)	4.74		10.11	24.25	(12.12)	3.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12		1.14	1.18	1.21	1.16
Expenses after expense reductions (f)	0.80		0.82	0.85	0.85	0.85
Net investment income	4.69		5.07	5.63	5.66	5.63
Portfolio turnover	30		46	52	41	49
Net assets at end of period (000 omitted)	$25,048		$28,120	$27,652	$20,331	$32,507

Service Class	Years ended 12/31
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$9.97		$9.53	$8.60	$10.40	$10.54
Income (loss) from investment operations
Net investment income (d)	$0.45		$0.47	$0.48	$0.53	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	0.44	1.39	(1.73)	(0.21)
Total from investment operations	$0.45		$0.91	$1.87	$(1.20)	$0.35
Less distributions declared to shareholders
From net investment income	$(0.55)		$(0.47)	$(0.94)	$(0.60)	$(0.49)
Net asset value, end of period (x)	$9.87		$9.97	$9.53	$8.60	$10.40
Total return (%) (k)(r)(s)(x)	4.53		9.79	23.88	(12.26)	3.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37		1.39	1.43	1.47	1.41
Expenses after expense reductions (f)	1.05		1.07	1.10	1.10	1.10
Net investment income	4.44		4.83	5.40	5.46	5.39
Portfolio turnover	30		46	52	41	49
Net assets at end of period (000 omitted)	$6,298		$6,741	$6,749	$5,834	$8,192

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Strategic Income Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close

MFS Strategic Income Series

Notes to Financial Statements – continued

of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts and swap contracts. The following is a summary of the levels used as of December 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$98,207	$54,837	$10,202	$163,246
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	537,819	—	537,819
Non-U.S. Sovereign Debt	—	5,568,160	—	5,568,160
Corporate Bonds	—	17,929,362	—	17,929,362
Residential Mortgage-Backed Securities	—	458,588	—	458,588
Commercial Mortgage-Backed Securities	—	373,334	—	373,334
Asset-Backed Securities (including CDOs)	—	381,249	—	381,249
Foreign Bonds	—	4,233,989	—	4,233,989
Floating Rate Loans	—	42,675	—	42,675
Mutual Funds	1,191,135	—	—	1,191,135
Total Investments	$1,289,342	$29,580,013	$10,202	$30,879,557

Other Financial Instruments
Swaps	$—	$2,063	$—	$2,063
Forward Foreign Currency Exchange Contracts	—	23,966	—	23,966

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Equity Securities	Corporate Bond	Total
Balance as of 12/31/10	$—	$3,401	$3,401
Change in unrealized appreciation	—	(690)	(690)
Transfers into level 3	10,202	—	10,202
Transfers out of level 3	—	(2,711)	(2,711)
Balance as of 12/31/11	$10,202	$—	$10,202

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2011 is $0.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

MFS Strategic Income Series

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$45,083	$(21,117)
Credit	Credit Default Swaps	2,063	—
Total		$47,146	$(21,117)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Foreign Currency Transactions
Interest Rate	$6,024	$—	$—
Foreign Exchange	—	—	(41,276)
Credit	—	1,695	—
Total	$6,024	$1,695	$(41,276)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(4,965)	$—	$—
Foreign Exchange	—	—	41,583
Credit	—	(1,256)	—
Total	$(4,965)	$(1,256)	$41,583

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash

MFS Strategic Income Series

Notes to Financial Statements – continued

collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate, duration, or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swaps in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and

MFS Strategic Income Series

Notes to Financial Statements – continued

will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. As discussed earlier in this note, any collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. At December 31, 2011, the fund did not hold any credit default swaps at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

MFS Strategic Income Series

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/11	12/31/10
Ordinary income (including any short-term capital gains)	$1,781,713	$1,656,044

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/11
Cost of investments	$30,263,510
Gross appreciation	1,794,659
Gross depreciation	(1,178,612)
Net unrealized appreciation (depreciation)	$616,047
Undistributed ordinary income	1,788,482
Capital loss carryforwards	(1,690,793)
Other temporary differences	(289,957)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(734,062)
12/31/17	(950,250)
Total	$(1,684,312)

Post-enactment losses:
Long-Term	$(6,481)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/11	Year ended 12/31/10
Initial Class	$1,441,082	$1,336,828
Service Class	340,631	319,216
Total	$1,781,713	$1,656,044

MFS Strategic Income Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.80% of average daily net assets for the Initial Class shares and 1.05% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2013. For the year ended December 31, 2011, this reduction amounted to $103,948 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2011, the fee was $3,578, which equated to 0.0108% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2011, these costs amounted to $468.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2011 was equivalent to an annual effective rate of 0.0529% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $292 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $139, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

MFS Strategic Income Series

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$423,606	$683,151
Investments (non-U.S. Government securities)	$8,977,703	$12,870,223

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/11		Year ended 12/31/10
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	327,891	$3,347,478	557,643	$5,530,413
Service Class	159,197	1,591,181	267,644	2,579,652
	487,088	$4,938,659	825,287	$8,110,065
Shares issued to shareholders in reinvestment of distributions
Initial Class	145,124	$1,441,082	139,689	$1,336,828
Service Class	34,865	340,631	33,851	319,216
	179,989	$1,781,713	173,540	$1,656,044
Shares reacquired
Initial Class	(750,775)	$(7,657,569)	(779,888)	$(7,716,586)
Service Class	(231,553)	(2,320,332)	(333,588)	(3,224,028)
	(982,328)	$(9,977,901)	(1,113,476)	$(10,940,614)
Net change
Initial Class	(277,760)	$(2,869,009)	(82,556)	$(849,345)
Service Class	(37,491)	(388,520)	(32,093)	(325,160)
	(315,251)	$(3,257,529)	(114,649)	$(1,174,505)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2011, the fund’s commitment fee and interest expense were $253 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,205,257	8,888,452	(9,902,574)	1,191,135

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,216	$1,191,135

MFS Strategic Income Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Strategic Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Series as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2012

MFS Strategic Income Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A

MFS Strategic Income Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

MFS Strategic Income Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers William Adams James Calmas David Cole Robert Persons Matthew Ryan Erik Weisman

MFS Strategic Income Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

MFS Strategic Income Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

MFS Strategic Income Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2011 and 2010, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
Fees billed by Deloitte:	2011	2010
MFS Core Equity Series	40,995	40,484
MFS Growth Series	40,995	40,484
MFS Global Equity Series	40,271	39,767
MFS High Income Series	58,539	57,837
MFS Investors Growth Stock Series	40,271	39,767
MFS Investors Trust Series	40,271	39,767
MFS Mid Cap Growth Series	40,271	39,767
MFS New Discovery Series	40,271	39,767
MFS Research Bond Series	54,820	54,158
MFS Research International Series	40,262	39,759
MFS Research Series	40,995	40,484
MFS Strategic Income Series	54,996	54,332
MFS Total Return Series	54,043	53,390
MFS Utilities Series	40,271	39,767
MFS Value Series	40,995	40,484
Total	668,266	660,014

For the fiscal years ended December 31, 2011 and 2010, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees 3/4
Fees billed by Deloitte:	2011	2010	2011	2010	2011	2010
To MFS Core Equity Series	2,400	2,400	4,715	4,664	1,331	1,601
To MFS Growth Series	2,400	2,400	4,715	4,664	1,331	1,601
To MFS Global Equity Series	2,400	2,400	4,715	4,664	1,331	1,601
To MFS High Income Series	2,400	2,400	4,715	4,664	1,331	1,601
To MFS Investors Growth Stock Series	2,400	2,400	4,715	4,664	1,331	1,601
To MFS Investors Trust Series	2,400	2,400	4,715	4,664	1,331	1,601
To MFS Mid Cap Growth Series	2,400	2,400	4,715	4,664	1,331	1,601
To MFS New Discovery Series	2,400	2,400	4,715	4,664	1,331	1,601
To MFS Research Bond Series	2,400	2,400	4,715	4,664	1,331	1,601
To MFS Research International Series	2,400	2,400	4,715	4,664	1,331	1,601
To MFS Research Series	2,400	2,400	4,715	4,664	1,331	1,601
To MFS Strategic Income Series	2,400	2,400	4,715	4,664	1,331	1,601
To MFS Total Return Series	2,400	2,400	4,715	4,664	1,331	1,601
To MFS Utilities Series	2,400	2,400	4,715	4,664	1,331	1,601
To MFS Value Series	2,400	2,400	4,715	4,664	1,331	1,601
Total fees billed by Deloitte To above Funds:	36,000	36,000	70,725	69,960	19,995	24,015

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by Deloitte:	2011	2010	2011	2010	2011	2010
To MFS and MFS Related Entities of MFS Core Equity Series*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Growth Series*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Global Equity Series*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS High Income Series*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Investors Growth Stock Series*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Investors Trust Series*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Mid Cap Growth Series*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS New Discovery Series*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Research Bond Series*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Research International Series*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Research Series*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Strategic Income Series*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Total Return Series*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Utilities Series*	1,265,664	1,241,490	0	0	53,100	60,000
To MFS and MFS Related Entities of MFS Value Series*	1,265,664	1,241,490	0	0	53,100	60,000

Aggregate fees for non-audit services:

	2011	2010[4]
To MFS Core Equity Series, MFS and MFS Related Entities#	1,627,075	1,785,051
To MFS Growth Series, MFS and MFS Related Entities#	1,627,075	1,785,051
To MFS Global Equity Series, MFS and MFS Related Entities#	1,627,075	1,785,051
To MFS High Income Series, MFS and MFS Related Entities#	1,627,075	1,785,051
To MFS Investors Growth Stock Series, MFS and MFS Related Entities#	1,627,075	1,785,051
To MFS Investors Trust Series, MFS and MFS Related Entities#	1,627,075	1,785,051
To MFS Mid Cap Growth Series, MFS and MFS Related Entities#	1,627,075	1,785,051
To MFS New Discovery Series, MFS and MFS Related Entities#	1,627,075	1,785,051
To MFS Research Bond Series, MFS and MFS Related Entities#	1,627,075	1,785,051
To MFS Research International Series, MFS and MFS Related Entities#	1,627,075	1,785,051
To MFS Research Series, MFS and MFS Related Entities#	1,627,075	1,785,051
To MFS Strategic Income Series, MFS and MFS Related Entities#	1,627,075	1,785,051
To MFS Total Return Series, MFS and MFS Related Entities#	1,627,075	1,785,051
To MFS Utilities Series, MFS and MFS Related Entities#	1,627,075	1,785,051
To MFS Value Series, MFS and MFS Related Entities#	1,627,075	1,785,051

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Deloitte fees reported in 2010 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended December 31, 2010.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):	Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: February 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: February 15, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2012

*	Print name and title of each signing officer under his or her signature.